UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21972

Name of Fund:	BlackRock Credit Allocation Income Trust (BTZ)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Credit Allocation Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2020

Date of reporting period: 12/31/2020

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2020

2020 Annual Report

BlackRock Core Bond Trust (BHK)

BlackRock Corporate High Yield Fund, Inc. (HYT)

BlackRock Credit Allocation Income Trust (BTZ)

BlackRock Floating Rate Income Trust (BGT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Core Bond Trust’s (BHK), BlackRock Corporate High Yield Fund, Inc.’s (HYT), BlackRock Credit Allocation Income Trust’s (BTZ) and BlackRock Floating Rate Income Trust’s (BGT) (collectively the “Trusts”, or individually a “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2020

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BHK	$0.755712	$0.069488	$—	$—		$0.825200	92%	8%	—%	—%	100%
HYT	0.817795	—	—	0.117005		0.934800	87	—	—	13	100
BTZ	0.862348	—	—	0.144452		1.006800	86	—	—	14	100
BGT	0.678138	—	—	0.215262		0.893400	76	—	—	24	100

(a)

Each Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

On September 5, 2019, the Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees or Directors, as applicable (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, starting in October 2019, the Trusts currently distribute the following fixed amounts per share on a monthly basis:

Amount Per
Exchange Symbol	Common Share
BHK	$0.0746
HYT	0.0779
BTZ	0.0839
BGT	0.0647

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

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The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the coronavirus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. The results of the U.S. elections also cleared the way for additional stimulus spending in 2021, which is likely to be a solid tailwind for economic growth. Inflation should increase as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	22.16%	18.40%
U.S. small cap equities (Russell 2000® Index)	37.85	19.96
International equities (MSCI Europe, Australasia, Far East Index)	21.61	7.82
Emerging market equities (MSCI Emerging Markets Index)	31.14	18.31
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.67
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.87)	10.58
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.29	7.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.92	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.32	7.05
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to each Trust’s investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of December 31, 2020	BlackRock Core Bond Trust (BHK)

Investment Objective

BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its managed assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The Trust may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, Fitch Ratings (“Fitch”) or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the investment adviser. The Trust may invest up to 10% of its managed assets in bonds issued in foreign currencies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BHK
Initial Offering Date	November 27, 2001
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($16.30)(a)	5.49%
Current Monthly Distribution per Common Share(b)	$0.0746
Current Annualized Distribution per Common Share(b)	$0.8952
Leverage as of December 31, 2020(c)	25%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/20	12/31/19	Change	High	Low
Market Price	$ 16.30	$ 14.58	11.80%	$16.43	$11.44
Net Asset Value	16.45	15.32	7.38	16.75	13.52

Market Price and Net Asset Value History for the Past Five Years

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Trust Summary as of December 31, 2020 (continued)	BlackRock Core Bond Trust (BHK)

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2020 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	13.24%	9.45%	9.52%
Trust at Market Price(a)(b)	17.90	11.20	11.38
Reference Benchmark(c)	10.51	7.22	7.05
Bloomberg Barclays U.S. Long Government/Credit Index(d)	16.12	9.80	9.35
Bloomberg Barclays Intermediate Credit Index(e)	7.08	5.46	4.74
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(f)	7.05	6.21	8.57
Bloomberg Barclays CMBS, Eligible for U.S. Aggregate(g)	8.11	5.67	4.73
Bloomberg Barclays MBS Index(h)	3.87	3.71	3.05
Bloomberg Barclays ABS Index(i)	4.52	3.60	2.87

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.

(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Long Government/Credit Index (40%); Bloomberg Barclays Intermediate Credit Index (24%); Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (16%); Bloomberg Barclays CMBS, Eligible for U.S. Aggregate Index (8%); Bloomberg Barclays MBS Index (8%); and Bloomberg Barclays ABS Index (4%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

This unmanaged index is the long component of the Bloomberg Barclays U.S. Government/Credit Index. This unmanaged index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

(e)

This unmanaged index is the intermediate component of the Bloomberg Barclays U.S. Credit Index. The Bloomberg Barclays U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

(f)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(g)	This unmanaged index is the CMBS component of the Bloomberg Barclays U.S. Aggregate Index.

(h)

This unmanaged index is a market value-weighted index, which covers the mortgage-backed securities component of the Bloomberg Barclays U.S. Aggregate Bond Index. The unmanaged index is comprised of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

(i)	This unmanaged index is the asset-backed securities component of the Bloomberg Barclays U.S. Aggregate Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not indicative of future results.

BHK is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Positive contributors to the Trust’s absolute performance over the period included its allocation to U.S. Treasuries, which benefited as interest rates declined over the period. Exposure to both investment grade and high yield corporate bonds also contributed positively as credit sentiment rebounded based on supportive policy after the market dislocation seen in the first quarter of 2020. Finally, returns for securitized assets including, 30-year pass-through mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) were also positive.

The principal detractors from the Trust’s absolute performance were its exposures to commercial mortgage-backed securities (“CMBS”), private investments and the Trust’s cash position.

Describe recent portfolio activity.

Over the reporting period, the Trust increased exposure to ABS, emerging market debt, non-dollar exposures, non-agency adjustable rate mortgages and collateralized mortgage obligations (“CMOs”). Over the same period, the Trust trimmed exposure to CMBS, 30-year MBS pass throughs, agency CMOs, and U.S. Treasuries.

Describe portfolio positioning at period end.

At period end, the Trust maintained a diversified exposure within non-government spread sectors, including investment grade corporate credit, high yield corporate credit, CMBS, ABS and emerging market debt. The Trust also held exposure to government-related sectors such as 30-year MBS pass-throughs, agency CMOs and U.S. agency securities.

T R U S T S U M M A R Y	7

Trust Summary as of December 31, 2020 (continued)	BlackRock Core Bond Trust (BHK)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	12/31/20		12/31/19
Corporate Bonds	48%		43%
U.S. Treasury Obligations	22		15
U.S. Government Sponsored Agency Securities	9		20
Asset-Backed Securities	6		5
Preferred Securities	4		8
Non-Agency Mortgage-Backed Securities	4		3
Foreign Agency Obligations	3		2
Municipal Bonds	2		2
Floating Rate Loan Interests	2		2
Other*	—	(b)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(c)	12/31/20		12/31/19
AAA/Aaa(d)	6%		1%
AA/Aa	31		2
A	12		15
BBB/Baa	25		51
BB/Ba	11		19
B/B	—		9
B	9		—
CCC/Caa	3		2
CC	1		—
D	—	(b)	—
N/R	2		1

(a)	Excludes short-term securities, options purchased and options written.
(b)	Rounds to less than 1% of total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

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Trust Summary as of December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT)

Investment Objective

BlackRock Corporate High Yield Fund, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its objectives by investing primarily in a diversified portfolio of fixed income securities which are rated at the time of investment to be below investment grade or, if unrated, are considered by the investment adviser to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	HYT
Initial Offering Date	May 30, 2003
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($11.43)(a)	8.18%
Current Monthly Distribution per Common Share(b)	$0.0779
Current Annualized Distribution per Common Share(b)	$0.9348
Leverage as of December 31, 2020(c)	32%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/20	12/31/19	Change	High	Low
Market Price	$ 11.43	$11.20	2.05%	$11.81	$6.26
Net Asset Value	11.95	11.91	0.34	12.07	8.25

T R U S T S U M M A R Y	9

Trust Summary as of December 31, 2020 (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2020 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	9.57%	8.11%	10.74%
Trust at Market Price(a)(b)	11.45	10.40	12.04
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(c)	7.05	6.21	8.57

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An unmanaged index (the “Reference Benchmark”) comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not indicative of future results.

HYT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of the Manager as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

High-yield bonds delivered strong returns in 2020. Although the market fell sharply in the first quarter of 2020 due to the emergence of COVID-19, the Fed responded by cutting short-term interest rates to zero and pledging to support the corporate bond market through direct purchases. The high-yield market rebounded quickly in response, and the rally carried through until year end due to the combination of better-than-expected economic growth and the approval of a coronavirus vaccine in November 2020.

The technology, wireless and automotive sectors were the leading contributors to the Trust’s absolute performance in 2020. By credit rating, BB and BBB rated debt made the largest contributions. The Trust had a tactical allocation to investment grade bonds, which also aided results.

The oil field services, finance and refining sectors were the largest detractors from absolute performance. From an asset allocation perspective, positions in preferred stocks detracted from returns. The Trust used derivatives—including credit default swaps and total return swaps—to manage its positioning. This aspect of its strategy was also a minor detractor.

Describe recent portfolio activity.

While the Trust’s key positioning themes remained broadly consistent, the investment adviser used tactical sector- and issuer-level positioning to take advantage of market opportunities. The investment adviser increased the portfolio’s allocation to investment grade-bonds. At the sector level, the Trust increased its allocation to independent energy issues.

Describe portfolio positioning at period end.

The Trust was underweight in BB rated issues and overweight in select CCCs. With that said, the Trust maintained an underweight in the highest-yielding portion of the market with the largest concentration of distressed assets. The Trust’s allocation to investment grade corporate bonds stood at about 13%. The investment adviser continued to invest a portion of the portfolio in floating rate loan interests, which it believed were attractively valued relative to high yield. These senior/secured assets, while experiencing a recovery, did not bounce back to the same extent as high-yield issues – indicating a possible value opportunity. The largest sector overweight positions included technology, cable/satellite and banking, while food & beverage, finance companies and retailers were the largest underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2020 (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type	12/31/20		12/31/19
Corporate Bonds	85%		83%
Floating Rate Loan Interests	9		9
Preferred Securities	4		4
Common Stocks	1		3
Investment Companies	1		—
Asset-Backed Securities	—	(a)	1
Warrants	—	(a)	—

CREDIT QUALITY ALLOCATION

Credit Rating(b)(c)	12/31/20	12/31/19
BBB/Baa	12%	7%
BB/Ba	37	41
B	36	39
CCC/Caa	12	10
N/R(d)	3	3

(a)	Rounds to less than 1% of total investments.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes short-term securities and options purchased.
(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2020 and December 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Trust’s total investments.

T R U S T S U M M A R Y	11

Trust Summary as of December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ)

Investment Objective

BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”) investment objective is to provide current income, current gains and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BTZ
Initial Offering Date	December 27, 2006
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($14.71)(a)	6.84%
Current Monthly Distribution per Common Share(b)	$0.0839
Current Annualized Distribution per Common Share(b)	$1.0068
Leverage as of December 31, 2020(c)	29%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/20	12/31/19	Change	High	Low
Market Price	$ 14.71	$ 13.98	5.22%	$ 15.00	$ 9.14
Net Asset Value	15.71	14.97	4.94	15.73	11.11

Market Price and Net Asset Value History for the Past Five Years

12	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2020 (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2020 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	12.78%	9.29%	9.82%
Trust at Market Price(a)(b)	13.07	10.62	10.75
Reference Benchmark(c)	8.80	6.78	7.29
Bloomberg Barclays U.S. Credit Index(d)	9.35	6.80	6.44
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(e)	7.05	6.21	8.57
Bloomberg Barclays USD Capital Securities Index(f)	9.74	7.40	7.39

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Credit Index (50.36%), the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (29.93%), and the Bloomberg Barclays USD Capital Securities Index (19.71%).

(d)	This unmanaged index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets.
(e)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(f)	This unmanaged index tracks fixed-rate, investment grade capital securities denominated in USD.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not indicative of future results.

BTZ is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Exposure to global credit markets broadly added to performance over the period as spreads tightened and yields declined. Positive contributors to performance included allocations to U.S. investment grade and high yield corporate bonds, capital securities, European investment grade and high yield corporate bonds, emerging market debt, floating rate loan interests and collateralized loan obligations (“CLOs”). Positioning with respect to portfolio duration and corresponding interest rate sensitivity also contributed.

Detractors were limited over the period, as both risk and defensive assets performed well, although strategies to manage risk weighed on performance.

In addition to employing leverage, the Trust used derivatives as part of its investment strategy, including forward contracts to manage foreign currency exposure of non-U.S. positions back to U.S. dollars and interest rate futures to adjust duration positioning tactically as needed. The use of derivatives over the 12-month period had a positive impact on performance, as the use of leverage to gain access to credit sectors outweighed strategies to other holdings within the portfolio.

Describe recent portfolio activity.

The Trust increased leverage over the period. The Trust reduced exposure to U.S. investment grade corporate bonds while increasing allocations to U.S. high yield corporate bonds and non-U.S. credit markets including Europe and Asia.

Describe portfolio positioning at period end.

The Trust was positioned constructively with respect to risk assets given the potential for further stimulus, the continued rebound in growth and the global demand for yield, all of which should be supportive of credit markets. With this backdrop, the Trust maintained core allocations to U.S. high yield corporate bonds, U.S. investment grade corporate bonds and capital securities, with exposure to CLOs and non-U.S. credit markets as well.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	13

Trust Summary as of December 31, 2020 (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type	12/31/20		12/31/19
Corporate Bonds	79%		75%
Preferred Securities	14		17
Asset-Backed Securities	5		5
Foreign Agency Obligations	1		2
Municipal Bonds	1		1
Other*	—	(a)	—	(a)

CREDIT QUALITY ALLOCATION

Credit Rating(b)(c)	12/31/20		12/31/19
AAA/Aaa(d)	1%		1%
AA/Aa	2		2
A	10		15
BBB/Baa	50		51
BB/Ba	23		19
B/B	—		9
B	11		—
CCC/Caa	3		2
N/R(e)	—	(a)	1

(a)	Rounds to less than 1% of total investments.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes short-term securities, options purchased and options written.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2020	BlackRock Floating Rate Income Trust (BGT)

Investment Objective

BlackRock Floating Rate Income Trust’s (BGT) (the “Trust”) primary investment objective is to provide a high level of current income. The Trust’s secondary investment objective is to seek the preservation of capital to the extent consistent with its primary objective of high current income. The Trust seeks to achieve its investment objectives by investing primarily, under normal conditions, at least 80% of its assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BGT
Initial Offering Date	August 30, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($11.79)(a)	6.59%
Current Monthly Distribution per Common Share(b)	$0.0647
Current Annualized Distribution per Common Share(b)	$0.7764
Leverage as of December 31, 2020(c)	30%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/20	12/31/19	Change	High	Low
Market Price	$11.79	$12.87	(8.39)%	$13.30	$7.20
Net Asset Value	13.40	14.10	(4.96)	14.21	9.85

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	15

Trust Summary as of December 31, 2020 (continued)	BlackRock Floating Rate Income Trust (BGT)

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2020 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	2.83%	4.58%	5.80%
Trust at Market Price(a)(b)	(0.88)	1.23	5.15
S&P/LSTA Leveraged Loan Index(c)	3.12	4.01	5.24

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	An unmanaged market value-weighted index (the “Reference Benchmark”) designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not indicative of future results.

BGT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

After falling sharply in the first calendar quarter of 2020 due to the emergence of COVID-19, the floating rate loan interest (“bank loan”) market recovered to finish 2020 with positive returns. As was the case with other credit-oriented segments of the bond market, loans were helped by the combination of aggressive fiscal and monetary stimulus, better-than-expected economic conditions in the second half of the year, and the approval of a coronavirus vaccine in early November 2020.

From an asset allocation perspective, the Trust’s core exposure to bank loans and tactical allocations to investment grade and high yield corporate bonds contributed to performance. By sector, the largest contributors included technology, cable/satellite and automotive. With respect to credit tiers, the Trust’s B rated positions were the leading contributors to absolute returns, followed by CCCs and BBBs.

At the sector level, the largest detractors from performance included energy, lodging and aerospace/defense. By rating class, BB rated issues were the sole detractor.

Describe recent portfolio activity.

The investment adviser increased the Trust’s allocation to high yield and investment grade bonds throughout the year due to the supportive technicals and attractive relative values in these areas. The investment adviser’s credit rating views remained relatively consistent over the past several quarters, focusing on higher-quality B rated issues and avoiding the more volatile, stressed CCC category. The investment adviser tactically managed the Trust’s sector positioning, although it placed a greater focus on individual security selection later in the period. The Trust continued to use liquid, index-based derivatives in the loan and high-yield markets in order to manage its positioning.

Describe portfolio positioning at period end.

The Trust remained predominately invested in bank loans, with the rest primarily invested in high-yield and investment-grade corporates. By credit rating, B rated loans were the Trust’s largest position, and it had a much smaller weighting in the higher-risk CCC rated segment. Within the single B category, the investment adviser remained focused on higher-quality B+ and B rated debt, with less of an emphasis on securities rated B-.

The investment adviser’s core sector views stayed largely intact. Some of the Trust’s largest sector positions were technology companies, particularly in the enterprise software business. Health care, cable/satellite and building materials were also areas where the investment adviser identified compelling risk-reward opportunities. The investment adviser slightly increased the portfolio’s allocation to sectors with above-average sensitivity to COVID-19 during the second half of the year by participating in new issues in the gaming and airline categories. The investment adviser maintained a lower allocation to energy and the consumer cyclical sectors, such as retailers and leisure, on the belief that these market segments continued to face significant headwinds.

Additionally, the Trust had a bias toward larger loan tranches, as well as to loan/bond capital structures over the loan-only segment. The Trust remained underweight in the 2017 and 2018 vintages, arguably a period with more aggressive lending standards and weaker protections for loan holders.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2020 (continued)	BlackRock Floating Rate Income Trust (BGT)

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	12/31/20		12/31/19
Floating Rate Loan Interests	93%		94%
Corporate Bonds	5		1
Investment Companies	2		5
Other*	—	(b)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(c)(d)	12/31/20	12/31/19
AAA/Aaa(e)	—%	—%
BBB/Baa	6	8
BB/Ba	19	28
B	67	57
CCC/Caa	6	2
N/R(f)	2	5

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes common stocks, warrants, short-term securities, options purchased and options written.
(e)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

T R U S T S U M M A R Y	17

Schedule of Investments December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class CR2, (3 mo. LIBOR US + 2.70%), 2.94%, 07/15/27(a)(b)	USD	2,080	$2,063,323
Anchorage Capital CLO Ltd.(a)(b)
Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.20%), 3.42%, 10/13/30		720	710,223
Series 2016-8A, Class DR, (3 mo. LIBOR US + 3.00%), 3.22%, 07/28/28		1,000	980,827
Battalion CLO X Ltd., Series 2016-10A, Class CR, (3 mo. LIBOR US + 3.45%), 3.66%, 01/24/29(a)(b)		1,000	995,639
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class CR, (3 mo. LIBOR US + 3.50%), 3.74%, 01/15/29(a)(b)		815	805,605
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class E, (3 mo. LIBOR US + 7.70%), 7.92%, 10/20/32(a)(b)		250	250,709
Bowman Park CLO Ltd., Series 2014-1A, Class D2R, (3 mo. LIBOR US + 3.35%), 3.56%, 11/23/25(a)(b)		3,000	2,999,940
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.35%), 3.57%, 08/14/30(a)(b)		1,000	939,874
CarVal CLO II Ltd.(a)(b)
Series 2019-1A, Class D, (3 mo. LIBOR US + 4.15%), 4.37%, 04/20/32		500	502,482
Series 2019-1A, Class E, (3 mo. LIBOR US + 6.75%), 6.97%, 04/20/32		400	392,556
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 6.66%, 07/20/32(a)(b)		500	489,486
CarVal CLO Ltd., Series 2018-1A, Class E, 6.00%, 07/16/31(a)(b)		500	430,017
Cifc Funding Ltd., Series 2014-4RA, Class A1A, (3 mo. LIBOR US + 1.13%), 1.35%, 10/17/30(a)(b)		1,000	998,289
CIFC Funding Ltd.(a)(b)
Series 2015-1A, Class ARR, (3 mo. LIBOR US + 1.11%), 1.33%, 01/22/31		1,000	997,531
Series 2015-5A, Class A1R, (3 mo. LIBOR US + 0.86%), 1.07%, 10/25/27		977	971,038
Series 2020-1A, Class D, (3 mo. LIBOR US + 4.00%), 4.24%, 07/15/32		500	501,432
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01%, 02/15/29(b)		2,000	2,044,819
Dryden 64 CLO Ltd., Series 2018-64A, Class D, (3 mo. LIBOR US + 2.65%), 2.87%, 04/18/31(a)(b)		1,250	1,220,449
Dryden 75 CLO Ltd., Series 2019-75A, Class CR, (3 mo. LIBOR US + 2.40%), 2.64%, 07/15/30(a)(b)		500	500,354
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B1LR, (3 mo. LIBOR US + 3.15%), 3.37%, 08/15/30(a)(b)		1,000	979,430
Eaton Vance Clo Ltd., Series 2015-1A, Class A2R, (3 mo. LIBOR US + 1.25%), 1.47%, 01/20/30(a)(b)		1,000	996,167
Elmwood CLO III Ltd., Series 2019-3A, Class E, (3 mo. LIBOR US + 7.00%), 7.24%, 10/15/32(a)(b)		1,500	1,493,571
Elmwood CLO V Ltd., Series 2020-2A, Class C, (3 mo. LIBOR US + 2.75%), 3.03%, 07/24/31(a)(b)		500	502,440
Fairstone Financial Issuance Trust I, Series 2020-1A, Class C, 5.16%, 10/20/39(b)	CAD	170	132,996
Galaxy XXIX CLO Ltd., Series 2018-29A, Class D, (3 mo. LIBOR US + 2.40%), 2.62%, 11/15/26(a)(b)	USD	805	785,573

Security		Par (000)	Value

Asset-Backed Securities (continued)
Goldentree Loan Management US Clo 7 Ltd., Series 2020-7A, Class D, (3 mo. LIBOR US + 2.98%), 3.20%, 04/20/31(a)(b)	USD	625	$628,060
Highbridge Loan Management, Series 3A-2014, Class CR, (3 mo. LIBOR US + 3.60%), 3.82%, 07/18/29(a)(b)		1,000	962,429
Lending Funding Trust, Series 2020-2A, Class C, 4.30%, 04/21/31(b)		240	243,765
Limerock CLO III LLC, Series 2014-3A, Class C, (3 mo. LIBOR US + 3.60%), 3.82%, 10/20/26(a)(b)		3,750	3,732,973
Litigation Fee Residual Funding Trust, 4.00%, 10/30/27		1,308	1,286,514
Long Beach Mortgage Loan Trust, Series 2006-8, Class 2A4, (1 mo. LIBOR US + 0.24%), 0.39%, 09/25/36(a)		6,982	2,907,245
Madison Park Funding X Ltd., Series 2012-10A, Class ER2, (3 mo. LIBOR US + 6.40%), 6.62%, 01/20/29(a)(b)		250	243,277
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007- HE5, Class A2D, (1 mo. LIBOR US + 0.34%), 0.49%, 03/25/37(a)		5,939	3,122,824
Neuberger Berman CLO XV, Series 2013-15A, Class DR, (3 mo. LIBOR US + 3.05%), 3.29%, 10/15/29(a)(b)		1,000	967,753
Neuberger Berman Loan Advisers CLO Ltd., Series 2020-37A, Class C, (3 mo. LIBOR US + 2.50%), 2.72%, 07/20/31(a)(b)		1,162	1,164,451
OCP CLO Ltd.(a)(b)
Series 2015-9A, Class BR, 1.99%, 07/15/27		250	246,650
Series 2017-13A, Class A1A, (3 mo. LIBOR US + 1.26%), 1.50%, 07/15/30		1,000	999,998
Series 2020-19A, Class C, (3 mo. LIBOR US + 2.95%), 3.27%, 07/20/31		250	249,838
Series 2020-19A, Class D, (3 mo. LIBOR US + 4.47%), 4.79%, 07/20/31		250	249,176
Octagon Investment Partners XXII Ltd., Series 2014- 1A, Class DRR, (3 mo. LIBOR US + 2.75%), 2.97%, 01/22/30(a)(b)		500	478,199
OHA Credit Partners VII Ltd., Series 2012-7A, Class DR, (3 mo. LIBOR US + 4.20%), 4.42%, 11/20/27(a)(b)		1,160	1,153,615
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (3 mo. LIBOR US + 7.15%), 7.36%, 01/21/30(a)(b)		595	595,188
OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.84%, 05/14/32(b)		2,000	2,109,338
OZLM Funding III Ltd., Series 2013-3A, Class BRR, (3 mo. LIBOR US + 2.70%), 2.92%, 01/22/29(a)(b)		1,500	1,491,966
OZLM VIII Ltd., Series 2014-8A, Class CRR, (3 mo. LIBOR US + 3.15%), 3.37%, 10/17/29(a)(b)		875	852,074
OZLM XIV Ltd., Series 2015-14A, Class CR, (3 mo. LIBOR US + 3.00%), 3.24%, 01/15/29(a)(b)		1,000	969,708
OZLM XXI Ltd., Series 2017-21A, Class C, (3 mo. LIBOR US + 2.67%), 2.89%, 01/20/31(a)(b)		1,000	948,107
Palmer Square CLO Ltd., Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.75%), 2.97%, 07/20/30(a)(b)		250	245,929
Palmer Square Loan Funding Ltd.(a)(b) Series 2018-5A, Class D, (3 mo. LIBOR US + 4.25%), 4.47%, 01/20/27		1,000	877,346

18	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Palmer Square Loan Funding Ltd.(a)(b) (continued)
Series 2019-2A, Class B, (3 mo. LIBOR US + 2.25%), 2.47%, 04/20/27	USD	750	$733,898
Series 2019-3A, Class B, (3 mo. LIBOR US + 2.10%), 2.32%, 08/20/27		1,750	1,699,641
Series 2019-3A, Class C, (3 mo. LIBOR US + 3.40%), 3.62%, 08/20/27		750	736,813
Series 2019-4A, Class C, (3 mo. LIBOR US + 3.25%), 3.46%, 10/24/27		250	249,942
Regatta VI Funding Ltd., Series 2016-1A, Class ER, (3 mo. LIBOR US + 5.00%), 5.22%, 07/20/28(a)(b)		250	239,041
Republic Finance Issuance Trust, Series 2020-A, Class C, 4.05%, 11/20/30(b)		240	243,568
Rockford Tower CLO Ltd., Series 2017-1A, Class DR, (3 mo. LIBOR US + 2.65%), 2.89%, 04/15/29(a)(b)		1,750	1,675,316
SLM Private Education Loan Trust, Series 2014-A, Class B, 3.50%, 11/15/44(b)		500	506,042
Sound Point Clo XIV Ltd., Series 2016-3A, Class D, (3 mo. LIBOR US + 3.85%), 4.06%, 01/23/29(a)(b)		1,550	1,550,030
Sterling Coofs Trust(b)(c)
Series 2004-1, Class A, 2.36%, 04/15/29		1,504	15,040
Series 2004-2, Class Note, 2.08%, 03/30/30		1,282	12,819
Structured Asset Securities Corp. Pass-Through Certificates, Series 2002-AL1, Class A2, 3.45%, 02/25/32		205	197,305
TCI-Flatiron CLO Ltd., Series 2016-1A, Class DR, 4.02%, 07/17/28(a)(b)		635	631,159
TICP CLO V Ltd., Series 2016-5A, Class ER, (3 mo. LIBOR US + 5.75%), 5.97%, 07/17/31(a)(b)		537	523,973
TICP CLO X Ltd., Series 2018-10A, Class E, (3 mo. LIBOR US + 5.50%), 5.72%, 04/20/31(a)(b)		250	240,729
TRESTLES CLO Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 3.65%), 3.86%, 07/25/29(a)(b)		250	249,970
Voya CLO Ltd.(a)(b)
Series 2017-3A, Class C, (3 mo. LIBOR US + 3.55%), 3.77%, 07/20/30		1,000	981,043
Series 2018-2A, Class A2, 1.49%, 07/15/31		1,000	996,323
Series 2019-3A, Class C, (3 mo. LIBOR US + 2.60%), 2.82%, 10/17/32		1,500	1,482,596
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 3.47%, 07/20/28(a)(b)		1,185	1,179,309
York Clo Ltd., Series 2016-2A, Class DR, (3 mo. LIBOR US + 3.15%), 3.37%, 04/20/32(a)(b)		1,500	1,450,947
York CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 3.82%, 10/20/29(a)(b)		1,750	1,750,824

Total Asset-Backed Securities — 7.6% (Cost: $67,201,027)			67,757,521

		Shares

Common Stocks

Energy Equipment & Services — 0.0%
Pioneer Energy Services Corp.(c)		542	21,047

Total Common Stocks — 0.0% (Cost: $7,225)			21,047

Security		Par (000)	Value

Corporate Bonds

Advertising Agencies — 0.2%
Interpublic Group of Cos., Inc., 3.75%, 02/15/23	USD	2,000	$2,136,750

Aerospace & Defense — 1.8%
Amsted Industries, Inc., 5.63%, 07/01/27(b)		95	100,938
Bombardier, Inc.(b)
8.75%, 12/01/21		489	508,560
5.75%, 03/15/22		62	63,257
6.00%, 10/15/22		6	5,890
6.13%, 01/15/23		204	199,410
7.50%, 12/01/24		82	78,660
7.50%, 03/15/25		25	23,188
7.88%, 04/15/27		448	411,909
Eaton Corp., 4.15%, 11/02/42		500	633,512
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(b)		200	194,000
General Electric Co.
6.15%, 08/07/37		2,150	2,963,896
6.88%, 01/10/39		135	198,731
Howmet Aerospace, Inc., 5.13%, 10/01/24		9	9,907
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		371	389,086
Lockheed Martin Corp., 4.09%, 09/15/52		1,410	1,866,383
Moog, Inc., 4.25%, 12/15/27(b)		89	92,338
Rolls-Royce PLC, 5.75%, 10/15/27(b)		200	221,500
Signature Aviation US Holdings, Inc.(b)
5.38%, 05/01/26		72	73,800
4.00%, 03/01/28		211	212,403
Smiths Group PLC, 3.63%, 10/12/22(b)		360	377,222
Spirit AeroSystems, Inc., 5.50%, 01/15/25(b)		121	127,643
TransDigm, Inc.
8.00%, 12/15/25(b)		468	517,280
6.25%, 03/15/26(b)		3,574	3,806,310
6.38%, 06/15/26		131	135,585
Triumph Group, Inc., 8.88%, 06/01/24(b)		685	751,788
United Technologies Corp., 6.13%, 07/15/38		1,450	2,148,686

			16,111,882

Airlines — 1.0%
American Airlines Pass-Through Trust
Series 2013-2, Class A, 4.95%, 07/15/24		2,106	2,006,656
Series 2015-2, Class A, 4.00%, 03/22/29		1,181	1,096,496
Series 2015-2, Class AA, 3.60%, 03/22/29		1,180	1,161,803
Avianca Holdings SA, (3 mo. LIBOR US + 10.50% Cash or 12.00% PIK), 10.74%, 11/10/21(a)(b)(d)		86	79,980
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28(b)		90	98,236
Gol Finance SA, 7.00%, 01/31/25(b)		200	179,312
Latam Finance Ltd., 6.88%, 04/11/24(b)(e)(f)		257	129,142
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(b)		801	861,075
United Airlines Pass-Through Trust
Series 2016-1, Class A, 5.88%, 10/15/27		610	658,930
Series A, Class A, 4.30%, 02/15/27		2,811	2,839,263

			9,110,893

Auto Components — 0.4%
Aptiv PLC, 4.40%, 10/01/46		465	500,033
Clarios Global LP, 6.75%, 05/15/25(b)		171	184,253

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Auto Components (continued)
Clarios Global LP/Clarios US Finance Co.
4.38%, 05/15/26	EUR	100	$126,551
6.25%, 05/15/26(b)	USD	732	785,070
8.50%, 05/15/27(b)		1,413	1,535,096
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(b)		227	239,015
ZF Finance GmbH
3.00%, 09/21/25	EUR	100	126,135
3.75%, 09/21/28		100	131,022

			3,627,175

Automobiles — 1.3%
Allison Transmission, Inc.(b)
5.88%, 06/01/29	USD	413	456,365
3.75%, 01/30/31		207	211,787
Asbury Automotive Group, Inc.
4.50%, 03/01/28		86	89,655
4.75%, 03/01/30		84	90,090
FCE Bank PLC, 1.62%, 05/11/23	EUR	100	122,228
Ford Motor Co.
4.35%, 12/08/26	USD	7	7,455
4.75%, 01/15/43		2,000	2,040,000
5.29%, 12/08/46		19	19,855
Ford Motor Credit Co. LLC
5.88%, 08/02/21		300	307,050
2.98%, 08/03/22		245	249,091
3.35%, 11/01/22		314	319,495
3.81%, 01/09/24		400	410,000
4.06%, 11/01/24		200	210,114
5.13%, 06/16/25		330	358,809
4.13%, 08/04/25		279	292,601
4.39%, 01/08/26		400	419,872
General Motors Co.
6.80%, 10/01/27		357	458,785
5.00%, 10/01/28		41	48,785
6.25%, 10/02/43		2,506	3,380,518
General Motors Financial Co., Inc.
4.25%, 05/15/23		807	869,762
5.65%, 01/17/29		45	55,759
Group 1 Automotive, Inc., 4.00%, 08/15/28(b)		108	111,324
Ken Garff Automotive LLC, 4.88%, 09/15/28(b)		82	85,280
Navistar International Corp., 6.63%, 11/01/25(b)		174	182,291
Nissan Motor Co. Ltd., 4.81%, 09/17/30(b)		206	231,959
Penske Automotive Group, Inc.
3.50%, 09/01/25		45	45,731
5.50%, 05/15/26		22	22,852
Tesla, Inc., 5.30%, 08/15/25(b)		282	293,985
Wabash National Corp., 5.50%, 10/01/25(b)		176	179,520

			11,571,018

Banks — 1.8%
Banca Monte dei Paschi di Siena SpA, 2.63%, 04/28/25	EUR	100	125,243
Banco Bilbao Vizcaya Argentaria SA, (5 year USD Swap + 3.87%), 6.13%(a)(g)	USD	2,200	2,317,260
Bancolombia SA, (5 year CMT + 2.94%), 4.63%, 12/18/29(a)		200	210,000
Bank Leumi Le-Israel BM, (5 year CMT + 1.63%), 3.28%, 01/29/31(a)(b)		281	288,815
Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/25		200	203,188

Security		Par (000)	Value

Banks (continued)
Chong Hing Bank Ltd., (5 year CMT + 3.86%), 5.70%(a)(g)	USD	250	$253,906
CIT Group, Inc., 5.00%, 08/01/23		124	135,470
Commerzbank AG, (5 year EUR Swap + 4.35%), 4.00%, 12/05/30(a)	EUR	100	133,384
Cooperatieve Rabobank UA, 3.95%, 11/09/22	USD	1,500	1,592,461
Emirates NBD Bank PJSC, (6 year USD Swap + 3.66%), 6.13%(a)(g)		250	266,250
Intesa Sanpaolo SpA, 5.02%, 06/26/24(b)		3,151	3,447,440
Itau Unibanco Holding SA, 5.13%, 05/13/23(b)		200	213,437
Santander Holdings USA, Inc., 4.50%, 07/17/25		2,000	2,269,120
Santander UK Group Holdings PLC, 2.88%, 08/05/21 .		1,250	1,267,507
Standard Chartered PLC, (5 year USD ICE Swap + 1.97%), 4.87%, 03/15/33(a)(b)		500	563,253
Unione di Banche Italiane SpA, (5 year EUR Swap + 5.75%), 5.88%, 03/04/29(a)	EUR	100	136,468
Wells Fargo & Co., 3.90%, 05/01/45	USD	2,250	2,812,442

			16,235,644

Beverages — 1.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46		4,600	5,981,061
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(b)(d)		501	534,817
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
5.25%, 04/30/25(b)		244	257,420
4.75%, 07/15/27	GBP	100	141,708
5.25%, 08/15/27(b)	USD	442	464,016
Ball Corp., 5.25%, 07/01/25		12	13,695
Central American Bottling Corp., 5.75%, 01/31/27(b)		222	235,181
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		23	28,003
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)		431	439,504
Silgan Holdings, Inc., 4.13%, 02/01/28		7	7,271
Trivium Packaging Finance BV
3.75%, 08/15/26	EUR	100	125,463
5.50%, 08/15/26(b)	USD	628	664,110
8.50%, 08/15/27(b)		738	808,110

			9,700,359

Biotechnology — 0.6%
Amgen, Inc., 4.40%, 05/01/45		2,250	2,887,799
Baxalta, Inc., 5.25%, 06/23/45		500	684,805
Emergent BioSolutions, Inc., 3.88%, 08/15/28(b)		51	52,811
Gilead Sciences, Inc., 4.80%, 04/01/44		1,000	1,319,645

			4,945,060

Building Materials — 0.3%
Boise Cascade Co., 4.88%, 07/01/30(b)		92	99,590
Cemex SAB de CV, 5.45%, 11/19/29		200	219,750
Cornerstone Building Brands, Inc., 6.13%, 01/15/29(b)		359	381,437
CP Atlas Buyer, Inc., 7.00%, 12/01/28(b)		62	64,480
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25(b)		429	461,175
Griffon Corp., 5.75%, 03/01/28		59	62,392
Jeld-Wen, Inc.(b)
6.25%, 05/15/25		98	105,840
4.63%, 12/15/25		37	37,759
4.88%, 12/15/27		11	11,632
Masonite International Corp.(b) 5.75%, 09/15/26		52	54,340

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Materials (continued)
Masonite International Corp.(b) (continued)
5.38%, 02/01/28	USD	17	$18,254
Norbord, Inc., 6.25%, 04/15/23(b)		111	120,435
SRM Escrow Issuer LLC, 6.00%, 11/01/28(b)		282	294,734
Standard Industries, Inc.(b)
5.00%, 02/15/27		119	124,355
4.75%, 01/15/28		54	56,835
4.38%, 07/15/30		272	290,967
3.38%, 01/15/31		417	419,085
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(b)		117	122,850

			2,945,910

Building Products — 0.6%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(b)		248	260,494
Home Depot, Inc., 5.88%, 12/16/36		1,660	2,516,805
LBM Acquisition LLC, 6.25%, 01/15/29(b)		133	137,323
Lowe’s Cos., Inc., 4.38%, 09/15/45		1,000	1,255,850
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26(b)		259	274,473
SRS Distribution, Inc., 8.25%, 07/01/26(b)		371	394,187
White Cap Buyer LLC, 6.88%, 10/15/28(b)		267	284,689

			5,123,821

Capital Markets — 1.8%
Charles Schwab Corp., (10 year CMT + 3.08%), 4.00%(a)(g)		2,195	2,310,238
FMR LLC, 4.95%, 02/01/33(b)		2,300	3,094,849
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24		112	116,340
6.38%, 12/15/25		83	85,864
6.25%, 05/15/26		57	60,357
5.25%, 05/15/27		232	248,704
Intercorp Peru Ltd., 3.88%, 08/15/29(b)		200	207,250
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(d)	EUR	100	124,303
NFP Corp., 6.88%, 08/15/28(b)	USD	149	159,084
Northern Trust Corp., 3.95%, 10/30/25		8,000	9,233,265
Owl Rock Capital Corp., 5.25%, 04/15/24		56	60,607
Raymond James Financial, Inc., 4.95%, 07/15/46		400	548,179
RP Escrow Issuer LLC, 5.25%, 12/15/25(b)		104	108,686

			16,357,726

Chemicals — 0.7%
Air Liquide Finance SA, 3.50%, 09/27/46(b)		360	438,098
Atotech Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(b)(d)		297	298,783
Atotech Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(b)		1,112	1,131,460
Axalta Coating Systems LLC, 3.38%, 02/15/29(b)		198	198,000
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27(b)		150	159,563
Blue Cube Spinco LLC
9.75%, 10/15/23		22	22,605
10.00%, 10/15/25		162	171,518
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)		219	244,253
Element Solutions, Inc., 3.88%, 09/01/28(b)		793	815,799
Equate Petrochemical BV, 4.25%, 11/03/26(b)		206	229,239
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		101	104,030

Security		Par (000)	Value

Chemicals (continued)
HB Fuller Co., 4.25%, 10/15/28	USD	66	$67,650
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(b)		226	248,600
Ingevity Corp., 3.88%, 11/01/28(b)		57	57,428
Minerals Technologies, Inc., 5.00%, 07/01/28(b)		114	119,290
Monitchem HoldCo 3 SA, 5.25%, 03/15/25	EUR	100	126,459
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	41	42,691
Orbia Advance Corp. SAB de CV(b)
4.00%, 10/04/27		200	220,812
5.50%, 01/15/48		200	240,562
PQ Corp., 5.75%, 12/15/25(b)		309	317,111
Valvoline, Inc., 3.63%, 06/15/31(b)(h)		1	1,026
Vedanta Resources Finance II PLC, 9.25%, 04/23/26		200	148,000
WESCO Distribution, Inc.(b)
7.13%, 06/15/25		339	372,842
7.25%, 06/15/28		417	474,250
WR Grace & Co-Conn(b)
5.63%, 10/01/24		21	22,654
4.88%, 06/15/27		128	135,747
Yingde Gases Investment Ltd., 6.25%, 01/19/23		200	206,125

			6,614,595

Commercial Services & Supplies — 0.2%
ADT Security Corp., 4.88%, 07/15/32(b)		333	360,889
APX Group, Inc.
7.88%, 12/01/22		80	80,200
8.50%, 11/01/24		82	86,100
ASGN, Inc., 4.63%, 05/15/28(b)		62	64,480
Fortress Transportation & Infrastructure Investors LLC, 6.50%, 10/01/25(b)		50	52,256
Herc Holdings, Inc., 5.50%, 07/15/27(b)		222	235,320
Intertrust Group BV, 3.38%, 11/15/25	EUR	100	124,580
Prime Security Services Borrower LLC/Prime
Finance, Inc.(b)
5.25%, 04/15/24	USD	49	52,308
5.75%, 04/15/26		78	85,410
3.38%, 08/31/27		175	173,687
6.25%, 01/15/28		10	10,736
United Rentals North America, Inc.
3.88%, 11/15/27		53	55,517
4.88%, 01/15/28		55	58,575
5.25%, 01/15/30		40	44,400
4.00%, 07/15/30		28	29,470

			1,513,928

Communications Equipment — 0.3%
Avaya, Inc., 6.13%, 09/15/28(b)		445	475,376
CommScope Technologies LLC(b)
6.00%, 06/15/25		243	248,467
5.00%, 03/15/27		276	271,860
CommScope, Inc.(b)
5.50%, 03/01/24		349	359,819
6.00%, 03/01/26		158	166,469
8.25%, 03/01/27		27	28,823
7.13%, 07/01/28		24	25,560
Nokia OYJ
4.38%, 06/12/27		31	33,809
6.63%, 05/15/39		88	112,403

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Communications Equipment (continued)
ViaSat, Inc.(b)
5.63%, 04/15/27	USD	263	$276,150
6.50%, 07/15/28		434	469,679

			2,468,415

Construction & Engineering — 0.5%
frontdoor, Inc., 6.75%, 08/15/26(b)		135	143,944
ITR Concession Co. LLC, 4.20%, 07/15/25(b)		4,000	4,403,760
KBR, Inc., 4.75%, 09/30/28(b)		124	129,270
SPIE SA, 2.63%, 06/18/26	EUR	100	127,784

			4,804,758

Construction Materials(b) — 0.3%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28	USD	75	77,625
Core & Main LP, 6.13%, 08/15/25		1,089	1,125,754
H&E Equipment Services, Inc., 3.88%, 12/15/28		85	85,909
IAA, Inc., 5.50%, 06/15/27		56	59,360
KAR Auction Services, Inc., 5.13%, 06/01/25		97	99,816
Picasso Finance Sub, Inc., 6.13%, 06/15/25		338	361,660
Williams Scotsman International, Inc., 4.63%, 08/15/28		162	167,670
Winnebago Industries, Inc., 6.25%, 07/15/28		92	98,900
Wolverine Escrow LLC
8.50%, 11/15/24		164	156,461
9.00%, 11/15/26		145	137,250

			2,370,405

Consumer Discretionary — 0.1%
Carnival Corp., 9.88%, 08/01/27(b)		116	133,400
Nielsen Finance LLC/Nielsen Finance Co.(b)
5.63%, 10/01/28		318	345,523
5.88%, 10/01/30		160	181,000
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	EUR	100	127,980

			787,903

Consumer Finance — 1.0%
Capital One Financial Corp., 4.75%, 07/15/21	USD	1,935	1,980,147
Moody’s Corp., 4.50%, 09/01/22		1,800	1,901,372
MPH Acquisition Holdings LLC, 5.75%, 11/01/28(b)		486	477,641
Muthoot Finance Ltd.
6.13%, 10/31/22(b)		247	258,424
4.40%, 09/02/23		200	203,625
Navient Corp.
7.25%, 09/25/23		46	50,415
6.13%, 03/25/24		67	71,522
5.88%, 10/25/24		39	41,437
5.00%, 03/15/27		173	174,514
OneMain Finance Corp.
6.88%, 03/15/25		68	78,965
7.13%, 03/15/26		248	293,260
6.63%, 01/15/28		141	167,437
5.38%, 11/15/29		78	87,750
4.00%, 09/15/30		91	94,423
Refinitiv US Holdings, Inc.(b)
4.50%, 05/15/26	EUR	245	314,644
6.25%, 05/15/26	USD	143	152,652
8.25%, 11/15/26		544	593,640
Sabre GLBL, Inc.(b)
5.25%, 11/15/23		29	29,363
9.25%, 04/15/25		153	182,070

Security		Par (000)	Value

Consumer Finance (continued)
Sabre GLBL, Inc.(b) (continued)
7.38%, 09/01/25	USD	168	$182,280
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(b)		191	198,640
Verscend Escrow Corp., 9.75%, 08/15/26(b)		1,279	1,386,116
WEX, Inc., 4.75%, 02/01/23(b)		123	123,154

			9,043,491

Containers & Packaging — 0.3%
Celulosa Arauco y Constitucion SA, 4.20%, 01/29/30	.	200	225,625
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		136	149,892
Graphic Packaging International LLC(b)
4.75%, 07/15/27		53	58,698
3.50%, 03/15/28		45	46,631
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28(b)	.	108	110,970
International Paper Co., 6.00%, 11/15/41		870	1,274,235
Intertape Polymer Group, Inc., 7.00%, 10/15/26(b)		119	126,201
LABL Escrow Issuer LLC(b)
6.75%, 07/15/26		166	179,773
10.50%, 07/15/27		234	263,543
Suzano Austria GmbH, 3.75%, 01/15/31		80	84,800

			2,520,368

Diversified Consumer Services — 0.4%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b)
6.63%, 07/15/26		1,442	1,537,605
9.75%, 07/15/27		315	343,350
Ascend Learning LLC, 6.88%, 08/01/25		461	474,009
Garda World Security Corp.(b)
4.63%, 02/15/27		191	192,910
9.50%, 11/01/27		128	141,760
Graham Holdings Co., 5.75%, 06/01/26(b)		27	28,350
Laureate Education, Inc., 8.25%, 05/01/25(b)		50	53,000
Service Corp. International, 3.38%, 08/15/30		62	64,493
Sotheby’s, 7.38%, 10/15/27(b)		265	283,881

			3,119,358

Diversified Financial Services — 3.3%
Ally Financial, Inc., 8.00%, 11/01/31		810	1,188,975
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	136,187
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)	USD	200	172,500
Bank of America Corp., 3.25%, 10/21/27		4,000	4,476,371
Barclays PLC, 3.65%, 03/16/25		4,320	4,752,587
Central Garden & Pet Co., 4.13%, 10/15/30		127	132,397
Citigroup, Inc., (5 year CMT + 3.60%), 4.00%(a)(g)		105	107,756
Credit Agricole SA, (5 year USD Swap + 4.90%), 7.88%(a)(b)(g)		1,000	1,135,000
Credit Suisse Group AG, (5 year CMT + 3.55%), 4.50%(a)(b)(g)		200	200,980
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(b)(d)		209	186,820
Goldman Sachs Group, Inc. 3.75%, 05/22/25		8,965	10,065,458
Series R, (5 year CMT + 3.22%), 4.95%(a)(g)		465	491,933
HSBC Holdings PLC, 6.10%, 01/14/42		610	929,228
Intercontinental Exchange, Inc., 4.00%, 10/15/23		470	515,610
Intrum AB, 3.00%, 09/15/27	EUR	100	117,095

22	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(b)
5.25%, 03/15/22	USD	17	$17,085
4.25%, 02/01/27		212	208,290
Lloyds Banking Group PLC, (5 year CMT + 4.82%), 6.75%(a)(g)		595	667,144
Manappuram Finance Ltd., 5.90%, 01/13/23		200	206,687
Morgan Stanley
4.00%, 07/23/25		905	1,035,656
3.13%, 07/27/26		2,000	2,235,533
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(b)		200	207,875
Spectrum Brands, Inc.(b)
5.00%, 10/01/29		79	84,838
5.50%, 07/15/30		104	112,060

			29,384,065

Diversified Telecommunication Services — 4.2%
AT&T, Inc.
6.10%, 07/15/40		830	1,160,015
6.38%, 03/01/41		520	763,378
5.15%, 03/15/42		2,400	3,047,816
4.75%, 05/15/46		2,710	3,342,812
Axtel SAB de CV, 6.38%, 11/14/24(b)		200	208,437
CenturyLink, Inc.
5.13%, 12/15/26(b)		552	582,890
4.00%, 02/15/27(b)		121	124,933
4.50%, 01/15/29(b)		419	426,332
Series P, 7.60%, 09/15/39		243	295,245
Series U, 7.65%, 03/15/42		315	381,150
Series W, 6.75%, 12/01/23		74	82,418
Series Y, 7.50%, 04/01/24		219	248,017
Cincinnati Bell, Inc.(b)
7.00%, 07/15/24		144	149,760
8.00%, 10/15/25		45	47,981
Consolidated Communications, Inc., 6.50%, 10/01/28(b)		468	500,760
Frontier Communications Corp.(b)
5.88%, 10/15/27		311	336,269
5.00%, 05/01/28		561	584,842
6.75%, 05/01/29		279	298,530
Level 3 Financing, Inc.(b)
4.25%, 07/01/28		334	343,185
3.63%, 01/15/29		287	286,282
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(d)		153	162,897
SoftBank Group Corp.
4.00%, 04/20/23	EUR	100	127,333
5.00%, 04/15/28		100	136,031
Sprint Capital Corp.
6.88%, 11/15/28	USD	792	1,044,236
8.75%, 03/15/32		359	568,432
Switch Ltd., 3.75%, 09/15/28(b)		213	216,195
Telecom Italia Capital SA
6.38%, 11/15/33		131	161,130
6.00%, 09/30/34		337	410,496
7.20%, 07/18/36		60	80,950
7.72%, 06/04/38		199	276,610

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Telecom Italia SpA
5.30%, 05/30/24(b)	USD	200	$217,500
3.00%, 09/30/25	EUR	100	129,987
Verizon Communications, Inc.
6.40%, 02/15/38	USD	5,700	7,763,161
6.55%, 09/15/43		6,751	10,851,310
Zayo Group Holdings, Inc.(b)
4.00%, 03/01/27		562	563,405
6.13%, 03/01/28		848	896,760

			36,817,485

Electric Utilities — 3.4%
Cleveland Electric Illuminating Co., 5.95%, 12/15/36		434	530,359
Duke Energy Carolinas LLC
6.10%, 06/01/37		640	947,697
6.00%, 01/15/38		1,675	2,511,814
4.25%, 12/15/41		750	955,292
Duke Energy Florida LLC
6.35%, 09/15/37		2,775	4,236,587
6.40%, 06/15/38		770	1,194,279
E.ON International Finance BV, 6.65%, 04/30/38(b)		3,100	4,623,165
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)		201	215,133
Energuate Trust, 5.88%, 05/03/27(b)		201	212,181
FirstEnergy Corp.
2.65%, 03/01/30		17	17,054
Series B, 3.90%, 07/15/27		64	70,547
Series B, 2.25%, 09/01/30		14	13,542
Series C, 4.85%, 07/15/47		314	390,771
Series C, 3.40%, 03/01/50		127	121,645
FirstEnergy Transmission LLC(b)
5.45%, 07/15/44		200	253,773
4.55%, 04/01/49		96	112,112
NextEra Energy Operating Partners LP(b)
4.25%, 07/15/24		10	10,700
4.25%, 09/15/24		3	3,210
Ohio Power Co., Series D, 6.60%, 03/01/33		3,000	4,225,507
PacifiCorp, 6.25%, 10/15/37		1,225	1,829,474
PG&E Corp., 5.25%, 07/01/30		229	251,900
Pike Corp., 5.50%, 09/01/28(b)		113	119,356
Southern California Edison Co., 5.63%, 02/01/36		1,300	1,657,248
Virginia Electric & Power Co., Series A, 6.00%, 05/15/37		3,920	5,738,614

			30,241,960

Electrical Equipment(b) — 0.0%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26		212	222,600
GrafTech Finance, Inc., 4.63%, 12/15/28		91	92,024

			314,624

Electronic Equipment, Instruments & Components — 0.4%
BWX Technologies, Inc.(b)
5.38%, 07/15/26		136	141,270
4.13%, 06/30/28		169	175,971
CDW LLC/CDW Finance Corp., 3.25%, 02/15/29		266	271,240
Corning, Inc., 4.38%, 11/15/57		2,000	2,501,091
Energizer Holdings, Inc.(b)
4.75%, 06/15/28		172	181,030
4.38%, 03/31/29		13	13,462

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electronic Equipment, Instruments & Components (continued)
Itron, Inc., 5.00%, 01/15/26(b)	USD	18	$18,383
Xerox Corp., 4.80%, 03/01/35		122	122,915

			3,425,362

Energy Equipment & Services — 0.3%
Anton Oilfield Services Group/Hong Kong, 7.50%, 12/02/22		200	173,000
Archrock Partners LP/Archrock Partners Finance Corp.(b)
6.88%, 04/01/27		227	244,309
6.25%, 04/01/28		164	170,717
ChampionX Corp., 6.38%, 05/01/26		146	147,460
Halliburton Co., 5.00%, 11/15/45		500	594,387
Pioneer Energy Services Corp.(b)(c)(d)
(11.00% Cash), 11.00%, 05/15/25		220	176,147
(5.00% PIK), 5.00%, 11/15/25		156	84,042
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		237	247,665
6.88%, 09/01/27		372	397,140

			2,234,867

Environmental, Maintenance, & Security Service — 0.2%
Clean Harbors, Inc., 5.13%, 07/15/29(b)		109	119,083
Covanta Holding Corp., 5.00%, 09/01/30		60	64,196
GFL Environmental, Inc.(b)
4.25%, 06/01/25		98	101,675
3.75%, 08/01/25		177	181,425
5.13%, 12/15/26		361	384,014
8.50%, 05/01/27		140	155,400
4.00%, 08/01/28		225	226,687
3.50%, 09/01/28		216	219,915
Stericycle Inc., 3.88%, 01/15/29(b)		108	110,970
Tervita Corp., 11.00%, 12/01/25(b)		75	80,703
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		318	325,155

			1,969,223

Equity Real Estate Investment Trusts (REITs) — 1.3%
ERP Operating LP, 4.50%, 06/01/45		1,155	1,522,748
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27(b)		182	187,639
Healthpeak Properties, Inc., 4.00%, 06/01/25		2,000	2,269,655
Iron Mountain, Inc.(b)
5.25%, 03/15/28		77	81,257
4.88%, 09/15/29		20	21,100
5.25%, 07/15/30		420	453,600
5.63%, 07/15/32		355	391,388
LMIRT Capital Pte Ltd., 7.25%, 06/19/24		250	249,844
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24		335	363,860
4.63%, 06/15/25(b)		256	274,176
4.50%, 09/01/26		277	298,024
5.75%, 02/01/27		16	17,950
4.50%, 01/15/28		205	218,095
3.88%, 02/15/29(b)		284	290,390
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27		58	61,698
4.63%, 08/01/29		376	401,850
3.50%, 03/15/31		308	318,010
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27		477	493,695

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Simon Property Group LP, 4.75%, 03/15/42	USD	1,670	$2,043,309
Starwood Property Trust, Inc., 5.00%, 12/15/21		77	78,291
Trust Fibra Uno, 6.95%, 01/30/44		476	581,761
Ventas Realty LP, 4.13%, 01/15/26		870	1,000,779

			11,619,119

Food & Staples Retailing — 0.8%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
3.25%, 03/15/26		200	203,000
7.50%, 03/15/26		65	72,738
4.63%, 01/15/27		324	344,655
5.88%, 02/15/28		219	238,314
4.88%, 02/15/30		144	158,671
Cydsa SAB de CV, 6.25%, 10/04/27(b)		319	335,747
Grupo KUO SAB de CV, 5.75%, 07/07/27(b)		200	210,437
Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/24		200	208,313
Kraft Heinz Foods Co.
4.25%, 03/01/31(b)		749	835,178
5.00%, 07/15/35		85	103,041
6.88%, 01/26/39		160	221,705
4.63%, 10/01/39(b)		53	59,177
6.50%, 02/09/40		110	148,688
5.00%, 06/04/42		86	100,902
5.20%, 07/15/45		95	112,960
4.38%, 06/01/46		252	272,650
4.88%, 10/01/49(b)		706	823,636
5.50%, 06/01/50(b)		842	1,060,712
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(b)		143	159,624
Post Holdings, Inc., 4.63%, 04/15/30(b)		223	234,587
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44		1,000	1,135,857

			7,040,592

Food Products — 0.3%
Aramark Services, Inc.
5.00%, 04/01/25(b)		138	142,140
6.38%, 05/01/25(b)		164	175,275
4.75%, 06/01/26		154	158,535
5.00%, 02/01/28(b)		163	171,761
Chobani LLC/Chobani Finance Corp., Inc.(b)
7.50%, 04/15/25		262	274,733
4.63%, 11/15/28		181	183,715
Grupo Bimbo SAB de CV, (5 year CMT + 3.28%), 5.95%(a)(b)(g)		200	214,625
JBS USA LUX SA/JBS USA Finance, Inc.(b)
5.75%, 06/15/25		307	316,747
6.75%, 02/15/28		93	104,073
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/29(b)		86	100,113
MHP Lux SA, 6.25%, 09/19/29(b)		400	408,125
Minerva Luxembourg SA, 6.50%, 09/20/26(b)		200	209,688
Simmons Foods, Inc., 7.75%, 01/15/24(b)		157	163,476

			2,623,006

Health Care Equipment & Supplies — 0.4%
Avantor Funding, Inc., 4.63%, 07/15/28(b)		641	677,857
Hologic, Inc.(b)
4.63%, 02/01/28		51	54,124
3.25%, 02/15/29		109	110,908

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Equipment & Supplies (continued)
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA(b)
7.38%, 06/01/25	USD	400	$426,000
7.25%, 02/01/28		822	867,210
Thermo Fisher Scientific, Inc., 5.30%, 02/01/44		1,000	1,453,058

			3,589,157

Health Care Providers & Services — 1.6%
Acadia Healthcare Co., Inc.(b)
5.50%, 07/01/28		138	148,219
5.00%, 04/15/29		114	121,695
AdaptHealth LLC, 6.13%, 08/01/28(b)		98	105,228
Aetna, Inc., 4.50%, 05/15/42		575	708,359
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		351	387,416
Anthem, Inc., 4.38%, 12/01/47		1,000	1,288,922
Centene Corp.
5.38%, 08/15/26(b)		154	162,663
4.25%, 12/15/27		264	279,840
4.63%, 12/15/29		733	813,784
3.00%, 10/15/30		207	219,399
CHS/Community Health Systems, Inc.(b)
8.63%, 01/15/24		354	369,045
6.63%, 02/15/25		248	261,015
8.00%, 03/15/26		1,137	1,225,117
5.63%, 03/15/27		548	589,237
6.00%, 01/15/29		402	434,265
Encompass Health Corp., 4.63%, 04/01/31		68	72,760
HCA, Inc.
5.38%, 02/01/25		225	253,019
5.63%, 09/01/28		200	236,000
5.88%, 02/01/29		126	151,638
3.50%, 09/01/30		409	434,594
5.50%, 06/15/47		850	1,135,354
Legacy LifePoint Health LLC(b)
6.75%, 04/15/25		130	139,595
4.38%, 02/15/27		65	65,081
LifePoint Health, Inc., 5.38%, 01/15/29(b)		101	100,783
Molina Healthcare, Inc.(b)
4.38%, 06/15/28		62	65,255
3.88%, 11/15/30		156	167,310
Northwell Healthcare, Inc., 4.26%, 11/01/47		725	869,841
Providence Service Corp., 5.88%, 11/15/25(b)		48	50,760
RegionalCare Hospital Partners Holdings,
Inc./LifePoint Health, Inc., 9.75%, 12/01/26(b)		68	74,800
Surgery Center Holdings, Inc.(b)
6.75%, 07/01/25		378	384,615
10.00%, 04/15/27		275	303,875
Teleflex, Inc., 4.25%, 06/01/28(b)		226	239,560
Tenet Healthcare Corp.(b)
4.63%, 09/01/24		98	101,185
7.50%, 04/01/25		119	130,008
4.88%, 01/01/26		720	753,199
6.25%, 02/01/27		40	42,400
5.13%, 11/01/27		478	506,082
4.63%, 06/15/28		55	57,613
6.13%, 10/01/28		290	302,174

			13,751,705

Health Care Technology — 0.2%
Catalent Pharma Solutions, Inc. 4.88%, 01/15/26(b)		49	49,980

Security		Par (000)	Value

Health Care Technology (continued)
Catalent Pharma Solutions, Inc. (continued)
2.38%, 03/01/28	EUR	100	$122,426
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(b)	USD	518	528,360
Charles River Laboratories International, Inc.(b)
5.50%, 04/01/26		11	11,521
4.25%, 05/01/28		67	70,183
IQVIA, Inc.(b)
5.00%, 10/15/26		280	292,600
5.00%, 05/15/27		266	282,765
Mednax, Inc.(b)
5.25%, 12/01/23		107	108,316
6.25%, 01/15/27		169	181,246
Syneos Health, Inc., 3.63%, 01/15/29(b)		311	311,860
Synlab Bondco PLC, (3 mo. EURIBOR + 4.75%), 4.75%, 07/01/25(a)	EUR	100	124,578

			2,083,835

Hotels, Restaurants & Leisure — 2.0%
1011778 BC ULC/New Red Finance, Inc.(b)
5.75%, 04/15/25	USD	82	87,740
3.88%, 01/15/28		204	207,217
4.38%, 01/15/28		351	361,530
3.50%, 02/15/29		65	64,919
4.00%, 10/15/30		39	39,524
Boyd Gaming Corp.
8.63%, 06/01/25(b)		65	72,292
6.38%, 04/01/26		99	102,842
6.00%, 08/15/26		68	70,550
4.75%, 12/01/27		121	125,689
Boyne USA, Inc., 7.25%, 05/01/25(b)		120	125,850
Caesars Entertainment, Inc.(b)
6.25%, 07/01/25		986	1,050,090
8.13%, 07/01/27		816	903,330
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)		205	217,213
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(b)		379	395,107
Churchill Downs, Inc.(b)
5.50%, 04/01/27		357	377,974
4.75%, 01/15/28		243	255,757
Corvias Campus Living USG LLC, 5.30%, 07/01/50(c)		5,663	4,128,877
Fortune Star BVI Ltd.
5.95%, 01/29/23		200	205,250
6.75%, 07/02/23		250	263,047
5.95%, 10/19/25		200	209,250
GLP Capital LP/GLP Financing II, Inc.
5.25%, 06/01/25		223	250,893
5.38%, 04/15/26		98	112,472
Golden Nugget, Inc., 6.75%, 10/15/24(b)		696	691,003
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25(b)		123	130,688
5.13%, 05/01/26		11	11,358
5.75%, 05/01/28(b)		148	160,950
4.88%, 01/15/30		444	485,070
4.00%, 05/01/31(b)		274	289,100
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		44	46,571
Las Vegas Sands Corp. 2.90%, 06/25/25		35	36,625

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Las Vegas Sands Corp. (continued)
3.50%, 08/18/26	USD	31	$33,173
3.90%, 08/08/29		29	31,188
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		24	25,080
McDonald’s Corp., 3.70%, 02/15/42		1,750	2,052,315
Melco Resorts Finance Ltd., 5.25%, 04/26/26		250	261,250
MGM China Holdings Ltd., 5.88%, 05/15/26		250	263,410
MGM Resorts International
7.75%, 03/15/22		19	20,235
6.00%, 03/15/23		71	76,236
Powdr Corp., 6.00%, 08/01/25(b)		142	149,455
Scientific Games International, Inc.
8.63%, 07/01/25(b)		136	148,920
5.00%, 10/15/25(b)		319	329,173
3.38%, 02/15/26	EUR	100	121,096
8.25%, 03/15/26(b)	USD	203	218,753
7.00%, 05/15/28(b)		100	107,521
7.25%, 11/15/29(b)		96	105,360
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)		508	548,640
Stonegate Pub Co. Financing PLC, 8.25%, 07/31/25	GBP	100	138,459
Studio City Finance Ltd., 7.25%, 02/11/24	USD	250	260,156
Vail Resorts, Inc., 6.25%, 05/15/25(b)		105	112,088
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(b)		104	108,061
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)		125	128,844
Wynn Macau Ltd.
4.88%, 10/01/24		200	202,875
5.50%, 10/01/27		200	206,875
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b)
7.75%, 04/15/25		163	176,651
5.13%, 10/01/29		493	516,417
Yum! Brands, Inc.
7.75%, 04/01/25(b)		12	13,290
4.75%, 01/15/30(b)		20	21,930
3.63%, 03/15/31		85	85,921
5.35%, 11/01/43		44	49,720

			17,991,870

Household Durables — 0.3%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.(b)
6.25%, 09/15/27		90	95,737
4.88%, 02/15/30		202	208,817
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(b)		158	168,862
Controladora Mabe SA de CV, 5.60%, 10/23/28(b)		215	253,431
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26(b)		206	216,300
Lennar Corp.
4.75%, 05/30/25		2	2,285
5.25%, 06/01/26		38	45,030
Mattamy Group Corp., 4.63%, 03/01/30(b)		159	168,540
MDC Holdings, Inc., 6.00%, 01/15/43		126	168,909
Meritage Homes Corp., 5.13%, 06/06/27		35	39,113
NCR Corp.(b)
5.75%, 09/01/27		108	114,750
5.00%, 10/01/28		73	77,015
6.13%, 09/01/29		57	63,127
5.25%, 10/01/30		74	79,365
PulteGroup, Inc.
5.00%, 01/15/27		16	18,880

Security		Par (000)	Value

Household Durables (continued)
PulteGroup, Inc. (continued)
7.88%, 06/15/32	USD	14	$20,948
6.38%, 05/15/33		216	295,942
6.00%, 02/15/35		27	36,712
Taylor Morrison Communities, Inc.(b)
5.88%, 06/15/27		119	134,865
5.13%, 08/01/30		100	112,000
Tempur Sealy International, Inc., 5.50%, 06/15/26		67	69,727
Toll Brothers Finance Corp., 4.35%, 02/15/28		8	8,880
TRI Pointe Group, Inc., 5.25%, 06/01/27		28	30,450

			2,429,685

Household Products(b) — 0.0%
ACCO Brands Corp., 5.25%, 12/15/24		59	60,621
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26		48	50,074

			110,695

Independent Power and Renewable Electricity Producers — 0.4%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24		200	221,187
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24 .		200	212,875
Calpine Corp.(b)
5.25%, 06/01/26		10	10,345
4.50%, 02/15/28		130	135,200
5.13%, 03/15/28		879	924,682
4.63%, 02/01/29		180	185,090
5.00%, 02/01/31		235	245,575
3.75%, 03/01/31		160	158,453
Clearway Energy Operating LLC, 4.75%, 03/15/28(b)		84	90,090
ENN Clean Energy International Investment Ltd., 7.50%, 02/27/21		200	200,500
Greenko Dutch BV, 5.25%, 07/24/24		200	207,500
Greenko Mauritius Ltd., 6.25%, 02/21/23		200	207,500
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26		200	215,188
NRG Energy, Inc.(b)
5.25%, 06/15/29		137	150,700
3.63%, 02/15/31		264	271,603
ReNew Power Synthetic, 6.67%, 03/12/24		200	210,938
TerraForm Power Operating LLC, 4.75%, 01/15/30(b)		121	129,470

			3,776,896

Insurance — 2.7%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(b)		9	9,528
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(b)
4.25%, 10/15/27		749	765,853
6.75%, 10/15/27		1,126	1,204,820
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25		1,495	1,623,882
Allstate Corp., (3 mo. LIBOR US + 2.12%), 6.50%, 05/15/67(a)		4,100	5,564,889
AmWINS Group, Inc., 7.75%, 07/01/26(b)		89	95,577
Aon PLC
3.88%, 12/15/25		1,445	1,647,385
4.60%, 06/14/44		500	665,376
Asahi Mutual Life Insurance Co., (5 year USD Swap + 4.59%), 6.50%(a)(g)		333	357,317
Assicurazioni Generali SpA, (3 mo. EURIBOR + 5.35%), 5.50%, 10/27/47(a)	EUR	100	150,294
AssuredPartners, Inc., 5.63%, 01/15/29(b)	USD	177	184,744
Five Corners Funding Trust, 4.42%, 11/15/23(b)		2,050	2,273,910

26	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)	USD	171	$185,697
HUB International Ltd., 7.00%, 05/01/26(b)		848	886,830
Liberty Mutual Group, Inc., 6.50%, 05/01/42(b)		2,000	2,881,200
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, (3 mo. EURIBOR + 3.50%), 6.00%, 05/26/41(a)	EUR	400	499,787
Nationwide Building Society, (5 year USD ICE Swap + 1.85%), 4.13%, 10/18/32(a)(b)	USD	720	787,413
Prudential Financial, Inc.
5.90%, 03/17/36		500	671,440
5.70%, 12/14/36		1,625	2,355,063
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(b)		700	875,324
Unipol Gruppo SpA, 3.25%, 09/23/30	EUR	100	129,283

			23,815,612

Interactive Media & Services — 0.2%
21Vianet Group, Inc., 7.88%, 10/15/21	USD	200	204,000
Arches Buyer, Inc., 4.25%, 06/01/28(b)		73	73,927
Cablevision Lightpath LLC(b)
3.88%, 09/15/27		220	221,375
5.63%, 09/15/28		419	438,379
Netflix, Inc.
5.88%, 11/15/28		216	258,930
5.38%, 11/15/29(b)		363	427,886
3.63%, 06/15/30	EUR	100	138,692
Twitter, Inc., 3.88%, 12/15/27(b)	USD	64	68,160

			1,831,349

Internet Software & Services(b) — 0.2%
Expedia Group, Inc., 6.25%, 05/01/25		408	472,913
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27		27	28,418
Match Group Holdings II LLC
4.63%, 06/01/28		9	9,433
4.13%, 08/01/30		57	59,280
Uber Technologies, Inc.
7.50%, 05/15/25		492	531,468
8.00%, 11/01/26		197	215,000
7.50%, 09/15/27		437	480,700
6.25%, 01/15/28		133	144,637

			1,941,849

IT Services — 0.6%
Austin BidCo, Inc., 7.13%, 12/15/28(b)		48	50,100
Banff Merger Sub, Inc., 9.75%, 09/01/26(b)		1,054	1,138,478
Booz Allen Hamilton, Inc., 3.88%, 09/01/28(b)		241	248,230
Camelot Finance SA, 4.50%, 11/01/26(b)		207	216,056
Castle U.S. Holding Corp., 9.50%, 02/15/28(b)		202	202,000
Dun & Bradstreet Corp.(b)
6.88%, 08/15/26		269	289,175
10.25%, 02/15/27		131	147,703
Fair Isaac Corp., 4.00%, 06/15/28(b)		107	112,618
Fidelity National Information Services, Inc., 4.50%, 08/15/46		1,000	1,278,417
Gartner, Inc.(b)
4.50%, 07/01/28		199	209,945
3.75%, 10/01/30		167	175,978
Presidio Holdings, Inc., 4.88%, 02/01/27(b)		205	217,460
Rackspace Technology Global, Inc., 5.38%, 12/01/28(b)		284	297,547
Science Applications International Corp., 4.88%, 04/01/28(b)		173	183,380

Security		Par (000)	Value

IT Services (continued)
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.(b)
5.75%, 06/01/25	USD	168	$178,500
6.75%, 06/01/25		575	594,291

			5,539,878

Leisure Products — 0.1%
Mattel, Inc.
6.75%, 12/31/25(b)		298	314,530
5.88%, 12/15/27(b)		77	85,566
6.20%, 10/01/40		86	100,405
5.45%, 11/01/41		139	152,949

			653,450

Machinery — 0.2%
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28(b)		71	72,243
Colfax Corp., 6.38%, 02/15/26(b)		105	112,088
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(b)(d)		226	245,775
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	100	121,360
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(b)	USD	114	116,137
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)		90	97,200
Terex Corp., 5.63%, 02/01/25(b)		147	151,428
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(b)		434	451,360
Vertical Holdco GmbH, 7.63%, 07/15/28(b)		200	218,000
Vertical Midco GmbH, 4.38%, 07/15/27	EUR	100	128,548
Vertical US Newco, Inc., 5.25%, 07/15/27(b)	USD	266	281,960

			1,996,099

Media — 5.0%
Altice Financing SA
7.50%, 05/15/26(b)		402	424,231
3.00%, 01/15/28	EUR	100	117,453
5.00%, 01/15/28(b)	USD	239	244,888
Altice France Holding SA(b)
10.50%, 05/15/27		1,088	1,221,280
6.00%, 02/15/28		257	260,212
AMC Networks, Inc.
5.00%, 04/01/24		2	2,033
4.75%, 08/01/25		135	139,414
Block Communications, Inc., 4.88%, 03/01/28(b)		87	89,610
Cable One, Inc., 4.00%, 11/15/30(b)		165	171,394
CCO Holdings LLC/CCO Holdings Capital Corp.(b)
5.88%, 05/01/27		18	18,698
5.00%, 02/01/28		189	199,867
5.38%, 06/01/29		155	169,919
4.75%, 03/01/30		132	142,428
4.50%, 08/15/30		607	644,179
4.25%, 02/01/31		575	605,969
4.50%, 05/01/32		858	916,104
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25		4,700	5,458,805
Clear Channel International BV, 6.63%, 08/01/25(b)		256	270,080
Clear Channel Worldwide Holdings, Inc.
9.25%, 02/15/24		395	399,937
5.13%, 08/15/27(b)		993	1,002,930
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,600	3,042,799
Comcast Corp. 6.45%, 03/15/37		790	1,216,156

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Comcast Corp. (continued)
4.60%, 08/15/45	USD	2,000	$2,701,671
4.70%, 10/15/48		3,000	4,191,404
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(b)		1,293	1,392,820
CSC Holdings LLC
5.25%, 06/01/24		166	179,678
5.75%, 01/15/30(b)		443	485,639
4.13%, 12/01/30(b)		201	210,166
4.63%, 12/01/30(b)		897	936,244
3.38%, 02/15/31(b)		200	196,250
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(b)		366	297,375
Discovery Communications LLC
3.25%, 04/01/23		1,850	1,947,753
3.45%, 03/15/25		210	230,498
DISH DBS Corp.
6.75%, 06/01/21		443	451,953
5.88%, 07/15/22		739	772,255
5.00%, 03/15/23		284	293,230
7.75%, 07/01/26		414	463,684
DISH Network Corp.(i)
2.38%, 03/15/24		210	195,705
3.38%, 08/15/26		259	246,887
Entercom Media Corp., 6.50%, 05/01/27(b)		173	175,811
GCI LLC, 4.75%, 10/15/28(b)		61	65,060
Hughes Satellite Systems Corp., 5.25%, 08/01/26		70	77,263
iHeartCommunications, Inc.
6.38%, 05/01/26		91	97,763
5.25%, 08/15/27(b)		66	69,300
4.75%, 01/15/28(b)		50	51,313
Lamar Media Corp., 4.00%, 02/15/30		7	7,263
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(b)		200	215,250
Liberty Broadband Corp.(b)(i)
1.25%, 09/30/50		172	173,636
2.75%, 09/30/50		556	594,788
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(b)(d)		221	214,370
Lions Gate Capital Holdings LLC(b)
6.38%, 02/01/24		16	16,400
5.88%, 11/01/24		109	110,635
Live Nation Entertainment, Inc.(b)
4.88%, 11/01/24		21	21,263
2.00%, 02/15/25(i)		104	110,057
6.50%, 05/15/27		695	777,371
4.75%, 10/15/27		176	180,386
3.75%, 01/15/28(h)		126	127,310
Meredith Corp., 6.88%, 02/01/26		23	22,425
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(b)		108	112,860
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(a)(g)		250	266,641
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(b)		253	257,427
Qualitytech LP/QTS Finance Corp., 3.88%, 10/01/28(b)		196	199,920
Radiate Holdco LLC/Radiate Finance, Inc.(b)
4.50%, 09/15/26		411	423,844
6.50%, 09/15/28		936	986,310

Security		Par (000)	Value

Media (continued)
Sable International Finance Ltd.
5.75%, 09/07/27	USD	202	$215,130
5.75%, 09/07/27(b)		200	212,750
Scripps Escrow II, Inc.(b)
3.88%, 01/15/29		63	65,474
5.38%, 01/15/31		113	117,803
Sinclair Television Group, Inc., 4.13%, 12/01/30(b)		295	301,853
Sirius XM Radio, Inc.(b)
5.00%, 08/01/27		63	66,938
5.50%, 07/01/29		159	174,950
4.13%, 07/01/30		140	149,012
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	100	128,670
TCI Communications, Inc., 7.88%, 02/15/26	USD	610	821,509
TEGNA, Inc., 5.50%, 09/15/24(b)		19	19,309
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(b)		200	213,300
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(b)		297	307,395
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)		622	685,755
Univision Communications, Inc., 5.13%, 02/15/25(b)		52	52,390
ViacomCBS, Inc., 5.85%, 09/01/43		645	897,205
Videotron Ltd., 5.13%, 04/15/27(b)		130	137,962
Virgin Media Secured Finance PLC(b)
5.50%, 05/15/29		400	433,500
4.50%, 08/15/30		233	243,485
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(b)		507	527,280
Walt Disney Co., 7.63%, 11/30/28		385	549,886
WMG Acquisition Corp.(b)
5.50%, 04/15/26		11	11,399
3.88%, 07/15/30		37	39,322
Ziggo Bond Co. BV(b)
6.00%, 01/15/27		150	158,515
5.13%, 02/28/30		200	211,060
Ziggo BV, 5.50%, 01/15/27(b)		282	294,337

			44,342,453

Metals & Mining — 0.9%
ABJA Investment Co. Pte Ltd.
5.95%, 07/31/24		250	268,125
5.45%, 01/24/28		200	210,086
Allegheny Technologies, Inc., 7.88%, 08/15/23		82	89,736
Arconic Corp.(b)
6.00%, 05/15/25		87	92,873
6.13%, 02/15/28		151	162,797
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)		787	849,960
Constellium SE(b)
6.63%, 03/01/25		264	269,610
5.88%, 02/15/26		269	277,070
5.63%, 06/15/28		250	269,375
Freeport-McMoRan, Inc.
4.38%, 08/01/28		328	348,500
4.63%, 08/01/30		339	372,052
5.40%, 11/14/34		245	306,556
5.45%, 03/15/43		821	1,022,145
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(b)		200	219,687
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(b)		164	166,460
JSW Steel Ltd., 5.95%, 04/18/24		200	211,938

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
Kaiser Aluminum Corp.(b)
6.50%, 05/01/25	USD	68	$72,760
4.63%, 03/01/28		38	39,425
New Gold, Inc.(b)
6.38%, 05/15/25		13	13,585
7.50%, 07/15/27		340	375,700
Nexa Resources SA, 5.38%, 05/04/27(b)		299	332,824
Novelis Corp.(b)
5.88%, 09/30/26		236	246,620
4.75%, 01/30/30		646	695,978
Rio Tinto Finance USA PLC, 4.75%, 03/22/42		400	550,671
thyssenkrupp AG, 2.88%, 02/22/24	EUR	51	62,631
Vale Overseas Ltd.
6.25%, 08/10/26	USD	133	164,837
3.75%, 07/08/30		120	133,313
Vedanta Resources Finance II PLC
8.00%, 04/23/23		313	261,746
13.88%, 01/21/24		200	210,125

			8,297,185

Multi-line Retail — 0.0%
Dufry One BV, 2.00%, 02/15/27	EUR	100	114,194
Future Retail Ltd., 5.60%, 01/22/25	USD	200	169,312
Nordstrom, Inc., 8.75%, 05/15/25(b)		91	101,925
			385,431

Multi-Utilities — 0.2%
KeySpan Gas East Corp., 5.82%, 04/01/41(b)		1,010	1,419,438

Offshore Drilling & Other Services — 0.0%
Entegris, Inc., 4.38%, 04/15/28(b)		113	120,486

Oil, Gas & Consumable Fuels — 6.7%
Apache Corp.
4.88%, 11/15/27		141	149,460
5.10%, 09/01/40		160	170,600
5.25%, 02/01/42		20	21,557
4.75%, 04/15/43		216	223,963
4.25%, 01/15/44		125	123,329
5.35%, 07/01/49		48	49,249
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 9.00%, 11/01/27(b)		269	298,590
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(j)		148	112,092
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25(b)		112	119,280
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)		250	255,312
Buckeye Partners LP
4.13%, 03/01/25(b)		179	181,238
4.50%, 03/01/28(b)		247	254,410
5.85%, 11/15/43		94	92,490
5.60%, 10/15/44		119	114,389
Burlington Resources LLC, 5.95%, 10/15/36		685	968,107
Cellnex Telecom SA, Series CLNX, 0.75%, 11/20/31	EUR	100	117,490
Cenovus Energy, Inc.
3.00%, 08/15/22	USD	57	58,244
3.80%, 09/15/23		32	33,239
5.38%, 07/15/25		217	244,657
4.25%, 04/15/27		400	436,809
5.40%, 06/15/47		76	89,217
Centennial Resource Production LLC, 6.88%, 04/01/27(b)		156	111,930

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Cheniere Energy Partners LP
5.63%, 10/01/26	USD	72	$74,880
4.50%, 10/01/29		354	374,454
5.25%, 10/01/25		33	33,866
Cheniere Energy, Inc., 4.63%, 10/15/28(b)		874	917,700
Citgo Holding, Inc., 9.25%, 08/01/24(b)		298	274,160
CNX Resources Corp.(b)
7.25%, 03/14/27		170	181,900
6.00%, 01/15/29		174	178,260
Comstock Resources, Inc.
7.50%, 05/15/25(b)		296	303,279
9.75%, 08/15/26		350	376,932
ConocoPhillips, 6.50%, 02/01/39		600	927,941
Continental Resources, Inc.
5.00%, 09/15/22(k)		105	105,158
4.50%, 04/15/23		20	20,622
5.75%, 01/15/31(b)		164	182,037
4.90%, 06/01/44		157	155,275
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.25%, 04/01/23		11	11,028
5.63%, 05/01/27(b)		158	156,420
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		709	724,052
CVR Energy, Inc.(b)
5.25%, 02/15/25		93	89,745
5.75%, 02/15/28		48	45,480
DCP Midstream Operating LP
5.38%, 07/15/25		118	129,661
5.63%, 07/15/27		135	149,850
5.13%, 05/15/29		65	72,093
6.45%, 11/03/36(b)		148	159,840
6.75%, 09/15/37(b)		222	239,760
Devon Energy Corp., 5.85%, 12/15/25		1,000	1,175,338
Diamondback Energy, Inc., 3.50%, 12/01/29		306	326,905
Double Eagle III Midco 1 LLC/Double Eagle Finance Corp., 7.75%, 12/15/25(b)		176	186,627
eG Global Finance PLC
6.75%, 02/07/25(b)		241	248,230
6.25%, 10/30/25	EUR	142	178,140
8.50%, 10/30/25(b)	USD	200	213,000
Enbridge, Inc.(a)
(3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78		1,935	2,116,256
Series 20-A, (5 year CMT + 5.31%), 5.75%, 07/15/80		950	1,069,529
Endeavor Energy Resources LP/EER Finance, Inc.(b)
6.63%, 07/15/25		128	136,960
5.50%, 01/30/26		463	475,107
5.75%, 01/30/28		239	257,809
Energy Transfer Operating LP
4.05%, 03/15/25		500	548,502
4.75%, 01/15/26		1,250	1,414,365
5.15%, 03/15/45		42	45,515
6.13%, 12/15/45		197	232,716
5.30%, 04/15/47		540	596,630
6.00%, 06/15/48		89	104,872
5.00%, 05/15/50		157	170,014
EnLink Midstream LLC
5.63%, 01/15/28(b)		116	118,343
5.38%, 06/01/29		50	48,625

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EnLink Midstream Partners LP
4.40%, 04/01/24	USD	144	$142,095
4.15%, 06/01/25		10	9,750
4.85%, 07/15/26		20	19,527
5.60%, 04/01/44		141	113,153
5.05%, 04/01/45		38	30,282
Enterprise Products Operating LLC, 6.13%, 10/15/39 .		1,400	1,948,622
EOG Resources, Inc., 5.10%, 01/15/36		200	249,011
EQM Midstream Partners LP
6.00%, 07/01/25(b)		176	192,720
4.13%, 12/01/26		68	68,510
6.50%, 07/01/27(b)		245	275,879
EQT Corp.
3.90%, 10/01/27		224	222,533
5.00%, 01/15/29		94	99,106
8.75%, 02/01/30		111	135,975
Extraction Oil & Gas, Inc.(b)(e)(f)
7.38%, 05/15/24		213	38,340
5.63%, 02/01/26		306	55,080
Genesis Energy LP/Genesis Energy Finance Corp.
5.63%, 06/15/24		102	99,450
6.50%, 10/01/25		29	28,203
7.75%, 02/01/28		75	71,813
Geopark Ltd., 6.50%, 09/21/24		200	207,187
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27		200	191,125
Great Western Petroleum LLC/Great Western
Finance Corp., 9.00%, 09/30/21(b)		390	226,200
Harvest Midstream I LP, 7.50%, 09/01/28(b)		197	209,559
Hess Corp., 4.30%, 04/01/27		1,100	1,212,720
Hess Midstream Operations LP, 5.63%, 02/15/26(b)		95	98,800
Hilong Holding Ltd., 8.25%, 09/26/22(e)(f)		200	155,000
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26		200	207,812
Impulsora Pipeline LLC, 6.05%, 12/31/42(c)		1,723	1,814,072
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		480	490,800
Kinder Morgan, Inc.
4.30%, 06/01/25		1,750	1,996,754
5.05%, 02/15/46		1,750	2,136,368
Leviathan Bond Ltd., 5.75%, 06/30/23(b)		218	232,057
Marathon Petroleum Corp., 6.50%, 03/01/41		2,049	2,750,988
Matador Resources Co., 5.88%, 09/15/26		395	387,100
Medco Bell Pte Ltd., 6.38%, 01/30/27		250	254,844
MEG Energy Corp.(b)
7.00%, 03/31/24		194	195,940
6.50%, 01/15/25		387	398,629
7.13%, 02/01/27		4	4,130
MPLX LP, 4.25%, 12/01/27		250	293,543
Murphy Oil Corp.
5.75%, 08/15/25		82	81,180
6.38%, 12/01/42		18	15,863
Murphy Oil USA, Inc., 4.75%, 09/15/29		95	101,056
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(b)		53	54,325
New Fortress Energy, Inc., 6.75%, 09/15/25(b)		780	828,500
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		138	186,573
NuStar Logistics LP
6.00%, 06/01/26		99	107,069
6.38%, 10/01/30		17	19,258
Occidental Petroleum Corp.
2.70%, 08/15/22		329	329,411
2.70%, 02/15/23		160	159,848

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp. (continued)
6.95%, 07/01/24	USD	43	$46,440
2.90%, 08/15/24		233	224,262
5.50%, 12/01/25		90	93,835
3.40%, 04/15/26		46	43,857
3.20%, 08/15/26		13	12,155
3.00%, 02/15/27		3	2,670
8.88%, 07/15/30		22	25,823
6.13%, 01/01/31		319	341,394
4.30%, 08/15/39		323	273,103
6.20%, 03/15/40		505	499,950
4.50%, 07/15/44		127	107,633
4.63%, 06/15/45		337	293,739
6.60%, 03/15/46		18	18,264
4.40%, 04/15/46		294	256,211
4.10%, 02/15/47		33	26,976
4.20%, 03/15/48		199	162,185
4.40%, 08/15/49		71	59,839
Ovintiv Exploration, Inc., 5.75%, 01/30/22		59	61,280
Parsley Energy LLC/Parsley Finance Corp.(b)
5.38%, 01/15/25		53	54,505
5.25%, 08/15/25		40	41,660
5.63%, 10/15/27		195	213,427
4.13%, 02/15/28		192	201,600
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(b)		404	398,304
PDC Energy, Inc.
1.13%, 09/15/21(i)		150	145,737
6.13%, 09/15/24		117	120,230
6.25%, 12/01/25		34	33,575
5.75%, 05/15/26		164	169,330
Pertamina Persero PT, 3.65%, 07/30/29		239	266,485
Petrobras Global Finance BV
5.30%, 01/27/25		178	201,029
8.75%, 05/23/26		222	287,698
6.00%, 01/27/28		18	21,060
5.60%, 01/03/31		309	353,805
Petroleos Mexicanos
6.35%, 02/12/48		101	90,742
6.95%, 01/28/60		310	290,981
Puma International Financing SA, 5.13%, 10/06/24(b) .		200	198,500
QEP Resources, Inc.
5.38%, 10/01/22		200	208,250
5.25%, 05/01/23		94	98,935
5.63%, 03/01/26		80	87,724
Range Resources Corp.
5.88%, 07/01/22		30	30,000
5.00%, 08/15/22		170	168,300
5.00%, 03/15/23(l)		122	118,950
4.88%, 05/15/25		10	9,446
Rattler Midstream LP, 5.63%, 07/15/25(b)		159	167,944
Sabine Pass Liquefaction LLC
5.88%, 06/30/26		1,750	2,115,929
4.50%, 05/15/30(b)		185	219,276
Saudi Arabian Oil Co., 2.25%, 11/24/30(b)		220	223,025
SM Energy Co.
6.13%, 11/15/22		12	11,580
10.00%, 01/15/25(b)		560	602,000
Southwestern Energy Co.
4.10%, 03/15/22		153	153,765
7.50%, 04/01/26		37	38,813

30	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Southwestern Energy Co. (continued)
8.38%, 09/15/28	USD	65	$70,525
Stoneway Capital Corp., 10.00%, 03/01/27(b)(e)(f)		469	184,957
Suncor Energy, Inc., 6.50%, 06/15/38		1,000	1,397,812
Sunoco Logistics Partners Operations LP
3.90%, 07/15/26		310	339,688
5.30%, 04/01/44		212	229,093
5.35%, 05/15/45		65	71,605
5.40%, 10/01/47		92	102,795
Sunoco LP/Sunoco Finance Corp.
4.88%, 01/15/23		127	128,600
5.50%, 02/15/26		21	21,525
6.00%, 04/15/27		38	40,395
5.88%, 03/15/28		4	4,320
4.50%, 05/15/29(b)		117	121,680
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 09/15/24(b)(k)		158	160,765
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.13%, 02/01/25		95	97,375
5.88%, 04/15/26		111	117,684
5.38%, 02/01/27		2	2,101
6.50%, 07/15/27		105	113,925
5.00%, 01/15/28		133	140,389
6.88%, 01/15/29		383	431,354
5.50%, 03/01/30		230	249,711
4.88%, 02/01/31(b)		200	217,918
TransCanada PipeLines Ltd., 4.63%, 03/01/34		500	611,012
Transocean, Inc., 11.50%, 01/30/27(b)		81	57,915
Viper Energy Partners LP, 5.38%, 11/01/27(b)		136	142,120
Western Midstream Operating LP
5.38%, 06/01/21		1,425	1,432,125
3.95%, 06/01/25		118	120,360
4.75%, 08/15/28		25	26,000
5.45%, 04/01/44		222	224,502
5.30%, 03/01/48		253	250,713
5.50%, 08/15/48		44	43,190
6.25%, 02/01/50		514	565,400
Williams Cos., Inc.
3.90%, 01/15/25		1,150	1,275,045
4.00%, 09/15/25		750	851,547
WPX Energy, Inc.
8.25%, 08/01/23		43	48,939
5.25%, 09/15/24		87	94,766
5.75%, 06/01/26		16	16,820
5.25%, 10/15/27		81	85,829
5.88%, 06/15/28		139	151,514
4.50%, 01/15/30		286	303,160
YPF SA, 8.50%, 07/28/25		249	191,652

			59,549,335

Personal Products — 0.0%
Edgewell Personal Care Co., 5.50%, 06/01/28(b)		100	107,470

Pharmaceuticals — 2.2%
AbbVie, Inc.
5.00%, 12/15/21		758	782,528
3.80%, 03/15/25		3,250	3,624,330
3.60%, 05/14/25		870	969,256
3.20%, 05/14/26		500	553,945
4.55%, 03/15/35		2,140	2,705,617
4.45%, 05/14/46		2,095	2,665,238

Security		Par (000)	Value

Pharmaceuticals (continued)
Bausch Health Americas, Inc., 8.50%, 01/31/27(b)	USD	628	$698,443
Bausch Health Cos., Inc.(b)
9.00%, 12/15/25		106	117,019
5.75%, 08/15/27		231	247,747
7.00%, 01/15/28		146	160,483
5.00%, 01/30/28		132	136,031
5.00%, 02/15/29		348	357,814
6.25%, 02/15/29		357	387,791
7.25%, 05/30/29		274	308,006
5.25%, 01/30/30		62	65,100
5.25%, 02/15/31		194	202,676
CVS Health Corp.
5.13%, 07/20/45		700	942,453
5.05%, 03/25/48		1,221	1,654,795
Elanco Animal Health, Inc., 5.90%, 08/28/28		6	7,080
Endo Dac/Endo Finance LLC/Endo Finco, Inc.(b)
9.50%, 07/31/27		278	310,317
6.00%, 06/30/28		91	77,350
Jaguar Holding Co. II/PPD Development LP(b)
4.63%, 06/15/25		324	341,694
5.00%, 06/15/28		379	404,582
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24	EUR	100	121,970
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)	USD	625	678,125
Utah Acquisition Sub, Inc., 3.95%, 06/15/26		750	858,098

			19,378,488

Producer Durables: Miscellaneous — 0.5%
Oracle Corp., 5.38%, 07/15/40		3,025	4,341,648

Real Estate Management & Development — 2.5%
ADLER Real Estate AG, 3.00%, 04/27/26	EUR	100	128,444
Agile Group Holdings Ltd.
6.05%, 10/13/25	USD	250	256,406
(5 year CMT + 11.29%), 7.88%(a)(g)		200	209,312
Central China Real Estate Ltd.
6.88%, 08/08/22		200	204,500
7.25%, 04/24/23		200	204,500
CFLD Cayman Investment Ltd.
8.63%, 02/28/21		400	392,750
6.90%, 01/13/23		200	173,813
8.60%, 04/08/24		200	172,500
China Aoyuan Group Ltd.
7.50%, 05/10/21		200	201,992
7.95%, 02/19/23		450	476,437
China Evergrande Group
8.25%, 03/23/22		200	188,000
9.50%, 04/11/22		200	190,125
11.50%, 01/22/23		450	427,641
12.00%, 01/22/24		250	237,266
China SCE Group Holdings Ltd.
7.25%, 04/19/23		200	209,625
7.38%, 04/09/24		200	212,312
CIFI Holdings Group Co. Ltd.
6.55%, 03/28/24		200	214,062
6.45%, 11/07/24		200	215,437
Consus Real Estate AG, 9.63%, 05/15/24	EUR	100	130,990
Country Garden Holdings Co. Ltd.
6.50%, 04/08/24	USD	200	215,500
6.15%, 09/17/25		200	221,750
5.13%, 01/14/27		200	215,000
Easy Tactic Ltd.
8.75%, 01/10/21		200	199,720

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Easy Tactic Ltd. (continued)
9.13%, 07/28/22	USD	200	$192,000
8.13%, 02/27/23		200	182,000
Fantasia Holdings Group Co. Ltd.
8.38%, 03/08/21		200	200,813
11.75%, 04/17/22		200	210,750
12.25%, 10/18/22		200	214,062
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)		150	158,783
Global Prime Capital Pte Ltd., 5.50%, 10/18/23		200	201,500
Greenland Global Investment Ltd.
6.75%, 06/25/22		200	194,938
5.60%, 11/13/22		200	188,938
Hopson Development Holdings Ltd., 7.50%, 06/27/22 .		200	203,938
Howard Hughes Corp.(b)
5.38%, 03/15/25		23	23,719
5.38%, 08/01/28		107	115,079
Kaisa Group Holdings Ltd.
11.25%, 04/09/22		200	208,438
11.95%, 10/22/22		200	211,562
11.50%, 01/30/23		400	418,500
10.88%, 07/23/23		200	208,563
KWG Group Holdings Ltd.
7.88%, 08/09/21		200	204,750
7.88%, 09/01/23		200	209,500
7.40%, 03/05/24		200	213,562
Logan Group Co. Ltd.
6.50%, 07/16/23		400	415,500
6.90%, 06/09/24		200	213,750
5.75%, 01/14/25		200	211,125
MAF Sukuk Ltd., 4.64%, 05/14/29		200	224,750
New Metro Global Ltd.
6.50%, 04/23/21		200	201,312
6.80%, 08/05/23		200	211,375
Powerlong Real Estate Holdings Ltd., 7.13%, 11/08/22		200	208,750
Redsun Properties Group Ltd., 9.95%, 04/11/22		200	209,500
RKPF Overseas Ltd., Series 2019-A, 6.70%, 09/30/24		513	542,337
Ronshine China Holdings Ltd.
11.25%, 08/22/21		200	207,750
10.50%, 03/01/22		200	210,687
8.95%, 01/22/23		200	208,687
Scenery Journey Ltd.
11.50%, 10/24/22		219	202,917
13.00%, 11/06/22		200	193,438
Seazen Group Ltd., 6.45%, 06/11/22		200	205,750
Shimao Group Holdings Ltd., 5.60%, 07/15/26		200	218,500
Shui On Development Holding Ltd., 5.75%, 11/12/23		200	203,250
Sunac China Holdings Ltd.
7.88%, 02/15/22		200	204,750
7.25%, 06/14/22		200	206,188
7.95%, 10/11/23		200	212,375
7.50%, 02/01/24		200	211,375
Theta Capital Pte Ltd., 8.13%, 01/22/25		200	201,813
Times China Holdings Ltd., 6.75%, 07/16/23		513	536,566
Unique Pub Finance Co. PLC
Series A4, 5.66%, 06/30/27	GBP	759	1,070,792
Series M, 7.40%, 03/28/24		3,000	4,124,663

Security		Par (000)	Value

Real Estate Management & Development (continued)
Unique Pub Finance Co. PLC (continued)
Series N, 6.46%, 03/30/32	GBP	100	$133,073
Wanda Group Overseas Ltd., 7.50%, 07/24/22	USD	200	194,500
Yango Justice International Ltd., 10.00%, 02/12/23		200	215,937
Yanlord Land HK Co. Ltd.
6.75%, 04/23/23		200	208,000
6.80%, 02/27/24		200	210,687
Yuzhou Group Holdings Co. Ltd.
8.63%, 01/23/22		200	208,500
8.50%, 02/04/23		200	215,500
8.50%, 02/26/24		200	216,250
8.38%, 10/30/24		200	217,062
Zhenro Properties Group Ltd.
9.15%, 03/08/22		200	206,750
8.70%, 08/03/22		200	208,750

			22,152,386

Road & Rail — 0.9%
Autostrade per l’Italia SpA, 5.88%, 06/09/24	EUR	100	139,268
Burlington Northern Santa Fe LLC, 5.75%, 05/01/40	USD	1,890	2,802,357
CSX Corp., 4.75%, 05/30/42		350	460,811
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(b)		2,630	3,182,428
Norfolk Southern Corp., 4.15%, 02/28/48		1,300	1,651,585

			8,236,449

Semiconductors & Semiconductor Equipment — 0.7%
ams AG, 6.00%, 07/31/25	EUR	100	129,318
Analog Devices, Inc., 3.90%, 12/15/25	USD	470	536,025
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		2,850	3,198,576
Broadcom, Inc., 3.46%, 09/15/26		735	815,525
Microchip Technology, Inc.
1.63%, 02/15/25(i)		53	160,598
4.25%, 09/01/25(b)		522	552,246
ON Semiconductor Corp., 3.88%, 09/01/28(b)		220	227,700
QUALCOMM, Inc., 4.65%, 05/20/35		250	334,426
Sensata Technologies BV, 5.00%, 10/01/25(b)		279	310,387
Sensata Technologies, Inc.(b)
4.38%, 02/15/30		54	58,118
3.75%, 02/15/31		147	152,377

			6,475,296

Software — 1.2%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)		433	457,897
ANGI Group LLC, 3.88%, 08/15/28(b)		174	177,045
Black Knight InfoServ LLC, 3.63%, 09/01/28(b)		255	261,056
Boxer Parent Co., Inc.
6.50%, 10/02/25	EUR	100	128,977
7.13%, 10/02/25(b)	USD	263	285,473
9.13%, 03/01/26(b)		467	502,025
BY Crown Parent LLC, 7.38%, 10/15/24(b)		461	469,067
BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, 01/31/26(b)		411	421,275
CDK Global, Inc., 4.88%, 06/01/27		5	5,275
Microsoft Corp., 3.50%, 11/15/42		4,000	4,924,615
MSCI, Inc.(b)
4.00%, 11/15/29		51	54,315
3.63%, 09/01/30		61	63,745
Nuance Communications, Inc., 5.63%, 12/15/26		35	37,034
Open Text Corp., 3.88%, 02/15/28(b)		24	24,960
Open Text Holdings, Inc., 4.13%, 02/15/30(b)		98	104,252

32	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
PTC, Inc., 4.00%, 02/15/28(b)	USD	126	$132,064
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(b) .		1,120	1,160,600
SS&C Technologies, Inc., 5.50%, 09/30/27(b)		777	829,852
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(b)		635	651,669

			10,691,196

Specialty Retail — 0.2%
Gap, Inc., 8.88%, 05/15/27(b)		107	124,120
L Brands, Inc.
6.88%, 07/01/25(b)		186	201,955
6.88%, 11/01/35		215	241,338
6.75%, 07/01/36		49	54,592
PetSmart, Inc.(b)
7.13%, 03/15/23		164	164,000
5.88%, 06/01/25		196	201,390
Staples, Inc., 7.50%, 04/15/26(b)		404	421,885
Tendam Brands SAU, (3 mo. EURIBOR + 5.25%), 5.25%, 09/15/24(a)	EUR	100	112,697

			1,521,977

Technology Hardware, Storage & Peripherals — 0.6%
Apple, Inc., 4.65%, 02/23/46	USD	2,400	3,411,495
Hewlett Packard Enterprise Co., 4.90%, 10/15/25		1,500	1,754,944

			5,166,439

Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands, Inc., 5.38%, 05/15/25(b)		29	30,683
Levi Strauss & Co., 5.00%, 05/01/25		32	32,800

			63,483

Thrifts & Mortgage Finance(b) — 0.1%
Nationstar Mortgage Holdings, Inc.
6.00%, 01/15/27		205	217,556
5.50%, 08/15/28		169	177,450
5.13%, 12/15/30		92	96,160

			491,166

Tobacco — 1.2%
Altria Group, Inc.
9.95%, 11/10/38		516	850,718
10.20%, 02/06/39		894	1,533,726
5.38%, 01/31/44		2,000	2,556,190
3.88%, 09/16/46		1,250	1,320,359
Reynolds American, Inc.
4.45%, 06/12/25		635	723,262
7.00%, 08/04/41		1,000	1,343,097
5.85%, 08/15/45		1,500	1,918,126

			10,245,478

Transportation — 0.0%
Autostrade per l’Italia SpA, 2.00%, 12/04/28	EUR	100	122,470

Transportation Infrastructure — 0.4%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)	USD	200	207,938
FedEx Corp., 4.75%, 11/15/45		1,250	1,626,778
I 595 Express LLC, 3.31%, 12/31/31(c)		759	834,892
Simpar Europe SA, 7.75%, 07/26/24		200	210,875
Transurban Finance Co. Pty Ltd., 4.13%, 02/02/26(b)		580	659,968

			3,540,451

Security		Par (000)	Value

Utilities — 1.2%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30(b)	USD	200	$215,937
Centrais Eletricas Brasileiras SA, 4.63%, 02/04/30(b)		237	253,294
ContourGlobal Power Holdings SA, 4.13%, 08/01/25	EUR	100	124,928
Electricite de France SA(b)
5.60%, 01/27/40	USD	2,800	3,752,825
(10 year USD Swap + 3.71%), 5.25%(a)(g)		4,200	4,449,984
Genneia SA, 8.75%, 01/20/22(b)		347	314,198
Inkia Energy Ltd., 5.88%, 11/09/27(b)		200	215,125
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29		250	261,797
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(b)		348	367,140
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(b)		215	239,860
Vistra Operations Co. LLC, 5.63%, 02/15/27(b)		87	92,537

			10,287,625

Wireless Telecommunication Services — 1.2%
Altice France SA(b)
7.38%, 05/01/26		581	611,502
8.13%, 02/01/27		678	747,502
5.50%, 01/15/28		391	408,794
GLP Capital LP/GLP Financing II, Inc., 5.30%,
01/15/29		30	34,709
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, 05/01/24(b)		125	133,843
Kenbourne Invest SA, 6.88%, 11/26/24(b)		210	227,653
Matterhorn Telecom SA, 4.00%, 11/15/27	EUR	100	125,036
Millicom International Cellular SA, 4.50%, 04/27/31(b) .	USD	200	215,563
Rogers Communications, Inc., 7.50%, 08/15/38		2,325	3,669,953
SBA Communications Corp.
4.88%, 09/01/24		86	88,213
3.88%, 02/15/27		723	759,150
Sprint Corp.
7.88%, 09/15/23		59	68,310
7.13%, 06/15/24		184	215,280
7.63%, 03/01/26		349	433,177
T-Mobile USA, Inc., 4.50%, 02/01/26		27	27,603
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25%, 10/15/23		476	479,570
VICI Properties LP/VICI Note Co., Inc.(b)
3.50%, 02/15/25		92	94,095
4.25%, 12/01/26		541	561,098
3.75%, 02/15/27		277	283,232
4.63%, 12/01/29		320	342,400
4.13%, 08/15/30		430	453,921
VTR Comunicaciones SpA, 5.13%, 01/15/28(b)		200	212,875

			10,193,479

Total Corporate Bonds — 63.5% (Cost: $495,658,055)			563,421,671

Floating Rate Loan Interests(a)

Aerospace & Defense — 0.0%
Spirit Aerosystems, Inc., 2020 Term Loan B, (1 mo. LIBOR + 5.25%, 0.75% Floor), 6.00%, 01/15/25		126	126,945

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Airlines — 0.1%
JetBlue Airways Corp., Term Loan, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/17/24	USD	36	$37,028
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/20/27		117	121,608
SkyMiles IP Ltd., 2020 Skymiles Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/20/27		201	208,103

			366,739

Auto Components — 0.0%
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 04/30/26		169	168,397

Building Materials — 0.0%
CP Atlas Buyer, Inc.
2020 Delayed Draw Term Loan B2, (3 mo. LIBOR + 4.50%, 0.75% Floor), 5.25%, 11/23/27		16	15,770
2020 Term Loan B1, (3 mo. LIBOR + 4.50%, 0.75% Floor), 5.25%, 11/23/27		47	47,309

			63,079

Building Products — 0.0%
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/05/24		61	60,780

Capital Markets — 0.0%
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.00%), 3.19%, 06/03/26		145	143,900

Chemicals — 0.2%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/24		636	632,890
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 08/27/26		254	254,422
Illuminate Buyer LLC, Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 06/30/27		183	182,466
Invictus US LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 6.90%, 03/30/26		33	31,865
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 05/15/24		123	121,362

			1,223,005

Commercial Services & Supplies — 0.2%
Asurion LLC
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 6.65%, 08/04/25		245	246,714
2020 Term Loan B8, (3 mo. LIBOR + 3.25%), 3.49%, 12/23/26		49	48,218
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 12/12/25		49	48,065
Diamond (BC) BV, USD Term Loan, (3 mo. LIBOR + 3.00%), 3.21%, 09/06/24		427	420,583
GFL Environmental, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 05/30/25		60	60,228

Security		Par (000)	Value

Commercial Services & Supplies (continued)
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.44%, 09/19/26(c)	USD	34	$33,516
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 4.65%, 08/27/25		700	698,919

			1,556,243

Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc.,
2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		1,129	1,098,923
SRS Distribution, Inc., 2019 Incremental Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 05/23/25		95	93,922

			1,192,845

Construction Materials — 0.0%
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/25/23		60	60,247

Containers & Packaging — 0.0%
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 3.48%, 04/03/24		240	231,358

Diversified Consumer Services — 0.1%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 02/01/27		42	41,633
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		59	58,578
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 01/15/27		208	208,423
TruGreen Limited Partnership, 2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.50%, 0.75% Floor), 9.25%, 11/02/28(c)		106	106,000

			414,634

Diversified Financial Services — 0.1%
Applecaramel Buyer LLC, Term Loan B, (6 mo. LIBOR + 4.00%), 4.50%, 10/19/27		357	356,554
Delta TopCo, Inc., 2020 Term Loan B, (6 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 09/30/27		276	276,064
LBM Acquisition LLC(m)
Delayed Draw Term Loan, 12/09/27		6	5,770
Term Loan B, 12/17/27		26	25,964
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		307	306,487

			970,839

Diversified Telecommunication Services — 0.2%
Frontier Communications Corp., 2020 DIP Exit Term Loan, (1 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 10/08/21		198	198,620
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		123	124,942
2017 Term Loan B4, (PRIME + 5.50%), 8.75%, 01/02/24		198	200,889
2017 Term Loan B5, (Fixed), 8.63%, 01/02/24		1,071	1,086,939
Northwest Fiber LLC, Term Loan B, (1 mo. LIBOR + 5.50%), 5.65%, 04/30/27		144	144,500

			1,755,890

34	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Entertainment — 0.0%
MSG National Properties LLC, Term Loan, (3 mo. LIBOR + 6.25%, 0.75% Floor), 7.00%, 11/12/25(c)	USD	258	$259,290

Health Care Equipment & Supplies — 0.0%
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 06/30/25		88	86,310

Health Care Providers & Services — 0.1%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/30/25		201	201,154
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/08/27		120	120,596
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 10/10/25		406	337,343
Gentiva Health Services, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.44%, 07/02/25		99	97,993
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 11/16/25		76	76,178
Sotera Health Holdings LLC, 2019 Term Loan, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/11/26		271	271,909
Surgery Center Holdings, Inc., 2020 Incremental Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 09/03/24		12	12,193

			1,117,366

Health Care Services — 0.0%
Azalea Topco, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 3.71%, 07/25/26		106	104,481

Hotels, Restaurants & Leisure — 0.1%
Caesars Resort Collection LLC, 2020 Term Loan B1, (1 mo. LIBOR + 4.50%), 4.65%, 07/20/25		117	116,911
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 10/04/23		261	251,274
IRB Holding Corp., 2020 Fourth Amendment
Incremental Term Loan, 11/12/27(m)		248	248,077

			616,262

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.15%, 08/12/26		27	26,542

Industrial Conglomerates — 0.0%
PSAV Holdings LLC, 2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.25%, 09/01/25		313	193,518
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23(c)		109	109,995

			303,513
Insurance — 0.1%
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 09/01/27		125	124,220
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 12/31/25		393	386,043

Security		Par (000)	Value

Insurance (continued)
Sedgwick Claims Management Services,
Inc. (continued)
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 4.15%, 09/03/26	USD	142	$141,220
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		106	107,130

			758,613

Interactive Media & Services — 0.0%
Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/31/26		80	79,925

Internet & Direct Marketing Retail — 0.0%
CNT Holdings I Corp., 2020 Term Loan, (6 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/08/27		155	154,733

IT Services — 0.1%
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/01/27		179	178,915
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 02/12/27		111	106,172
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/03/23		64	63,743
Veritas US, Inc., 2020 USD Term Loan B, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 09/01/25		571	569,129

			917,959

Life Sciences Tools & Services — 0.0%
Parexel International Corp., Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 09/27/24		161	158,057

Machinery — 0.1%
MHI Holdings LLC, Term Loan B, (1 mo. LIBOR + 5.00%), 5.15%, 09/21/26		271	268,975
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 3.27%, 03/28/25		815	793,325

			1,062,300

Media — 0.2%
Altice Financing SA, 2017 USD Term Loan B, (1 mo. LIBOR + 2.75%), 2.91%, 07/15/25		23	22,722
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 4.24%, 08/14/26		108	107,184
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.71%, 08/21/26		493	473,734
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/12/26		109	108,884
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		47	41,990
Radiate Holdco LLC, 2020 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 09/25/26		24	23,914
Terrier Media Buyer, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 12/17/26		101	101,404
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 03/09/27		386	383,703

			1,263,535

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels — 0.1%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%	USD	748	$810,544
CITGO Holding, Inc., 2019 Term Loan B, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/01/23		157	144,452
McDermott Technology Americas, Inc., 2020 Make Whole Term Loan, 06/30/24(c)(m)		8	6,683

			961,679

Paper & Forest Products — 0.0%
Charter NEX US, Inc., 2020 Term Loan, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 12/01/27		131	131,494

Pharmaceuticals — 0.1%
Endo International PLC, 2017 Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 04/29/24		457	448,889
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 08/18/22		160	159,537

			608,426

Professional Services — 0.0%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 02/06/26		288	287,545

Software — 0.3%
Barracuda Networks, Inc., 2020 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 10/30/28		86	86,887
BMC Software Finance, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 10/02/25		202	200,598
By Crown Parent LLC, Term Loan B1, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/26		34	34,278
Castle US Holding Corp., USD Term Loan B, (3 mo. LIBOR + 3.75%), 4.00%, 01/29/27		136	133,293
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24		30	29,856
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 07/31/28		62	64,519
2020 Term Loan, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 07/31/27		170	170,364
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 10/01/25		127	126,654
Informatica LLC
2020 USD 2nd Lien Term Loan, (Fixed), 7.13%, 02/25/25		278	282,379
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 02/25/27		130	128,799
Mitchell International, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 11/29/24		88	86,362
Omnitracs, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.00%), 8.15%, 10/01/28		35	34,475
Planview Parent, Inc., 2nd Lien Term Loan, 12/11/28(c)(m)		103	101,970
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 05/30/25		9	9,365
Sabre GLBL, Inc., 2020 Term Loan B, 6.25%, 12/17/27		59	59,074
Sophia LP, 2020 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/07/27		413	413,293

Security		Par (000)	Value

Software (continued)
Tempo Acquisition LLC, 2020 Extended Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 11/02/26	USD	21	$20,500
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.40%, 03/04/28		189	190,574
Ultimate Software Group, Inc.
2020 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 05/03/26		123	123,236
Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 05/03/26		147	146,657

			2,443,133

Specialty Retail — 0.1%
PetSmart, Inc., Consenting Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 03/11/22		433	432,034

Wireless Telecommunication Services — 0.0%
Xplornet Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%), 4.90%, 06/10/27		307	306,878

Total Floating Rate Loan Interests — 2.3% (Cost: $20,298,380)			20,414,976

Foreign Agency Obligations

Bahrain — 0.1%
Bahrain Government International Bond, 6.75%, 09/20/29		200	229,375
CBB International Sukuk Co. 7 SPC, 6.88%,
10/05/25		200	231,875

			461,250

Canada — 1.0%
CDP Financial, Inc., 5.60%, 11/25/39(b)		5,890	8,507,005

Colombia — 0.1%
Colombia Government International Bond
4.50%, 01/28/26		600	680,437
3.88%, 04/25/27		268	297,882

			978,319

Dominican Republic — 0.1%
Dominican Republic International Bond
5.95%, 01/25/27		230	268,310
4.88%, 09/23/32(b)		150	165,328
6.40%, 06/05/49		150	176,109

			609,747

Egypt — 0.1%
Egypt Government International Bond
5.58%, 02/21/23(b)		200	211,250
5.88%, 06/11/25		410	444,081
8.50%, 01/31/47(b)		400	453,500

			1,108,831

Iceland — 0.4%
Iceland Government International Bond, 5.88%, 05/11/22		3,555	3,769,595

Indonesia — 0.1%
Indonesia Government International Bond, 4.10%, 04/24/28		600	696,750

Italy — 0.4%
Republic of Italy Government International Bond, 5.38%, 06/15/33		2,925	3,755,857

36	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mexico — 0.1%
Mexico Government International Bond, 2.66%, 05/24/31	USD	496	$510,136

Mongolia — 0.0%
Mongolia Government International Bond, 8.75%, 03/09/24		250	290,234

Morocco — 0.0%
Morocco Government International Bond, 3.00%, 12/15/32(b)		221	223,763

Panama — 0.1%
Panama Government International Bond
3.16%, 01/23/30		212	234,724
4.50%, 04/16/50		200	257,000

			491,724

Paraguay — 0.0%
Paraguay Government International Bond, 5.40%, 03/30/50(b)		200	252,438

Peru — 0.0%
Peruvian Government International Bond, 5.63%, 11/18/50		139	217,813

Portugal — 0.5%
Portugal Government International Bond, 5.13%, 10/15/24(b)		3,970	4,611,552

Qatar — 0.1%
Qatar Government International Bond
4.00%, 03/14/29(b)		240	284,700
4.40%, 04/16/50		200	260,000

			544,700

Romania — 0.0%
Romanian Government International Bond, 3.00%, 02/14/31(b)		220	235,469

Russia — 0.0%
Russian Foreign Bond - Eurobond
4.75%, 05/27/26		200	231,100
4.25%, 06/23/27		200	228,500

			459,600

Saudi Arabia — 0.1%
Saudi Government International Bond, 4.50%, 04/17/30		478	576,139

Sri Lanka — 0.1%
Sri Lanka Government International Bond
6.85%, 03/14/24		200	121,062
6.35%, 06/28/24		400	241,375
7.85%, 03/14/29		200	113,813
7.55%, 03/28/30		200	113,500

			589,750

Ukraine — 0.1%
Ukraine Government International Bond
7.75%, 09/01/23		100	110,000

Security		Par (000)	Value

Ukraine (continued)
Ukraine Government International Bond (continued)
7.75%, 09/01/25	USD	385	$430,358
7.25%, 03/15/33(b)		400	436,000

			976,358

Uruguay — 0.0%
Uruguay Government International Bond, 4.98%, 04/20/55		162	224,736

Total Foreign Agency Obligations — 3.4% (Cost: $26,141,756)			30,091,766

Municipal Bonds

California — 0.9%
East Bay Municipal Utility District Water System Revenue, RB, BAB, 5.87%, 06/01/40		1,900	2,846,314
State of California, GO, BAB
7.55%, 04/01/39		280	493,136
7.63%, 03/01/40		1,720	3,026,719
University of California, RB, BAB, 5.95%, 05/15/45		885	1,309,543

			7,675,712

Georgia — 0.3%
Municipal Electric Authority of Georgia, Refunding RB, BAB, 7.06%, 04/01/57		1,970	2,850,708

Illinois — 0.2%
State of Illinois, GO, 5.10%, 06/01/33		2,000	2,136,280

Indiana — 0.4%
Indianapolis Local Public Improvement Bond Bank, RB, Series B-2, 6.12%, 01/15/40		2,535	3,663,633

New Jersey — 0.1%
State of New Jersey, GO
Series A, 4.00%, 06/01/30		250	306,047
Series A, 4.00%, 06/01/31		190	234,612
Series A, 4.00%, 06/01/32		180	224,257

			764,916

New York — 1.1%
Metropolitan Transportation Authority, RB, BAB, 7.34%, 11/15/39		1,295	2,053,650
New York City Industrial Development Agency, Refunding RB, (AGM), 3.19%, 03/01/40		165	165,635
New York City Water & Sewer System, Refunding RB, BAB, 5.72%, 06/15/42		1,390	2,157,711
New York State Dormitory Authority, RB, BAB Series D, 5.60%, 03/15/40		1,900	2,691,597
Series F, 5.63%, 03/15/39		1,100	1,512,984
Port Authority of New York & New Jersey, RB, 159th Series, 6.04%, 12/01/29		780	1,049,100

			9,630,677

Total Municipal Bonds — 3.0% (Cost: $19,578,811)			26,721,926

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 1.0%
Alternative Loan Trust
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35	USD	648	$640,749
Series 2006-OA21, Class A1, (1 mo. LIBOR US + 0.19%), 0.34%, 03/20/47(a)		582	481,855
Series 2007-OA10, Class 2A1, (1 mo. LIBOR US + 0.25%), 0.40%, 09/25/47(a)		5,889	4,832,030
Banc of America Funding Trust, Series 2007-2, Class 1A2, 6.00%, 03/25/37		338	306,841
GMACM Mortgage Loan Trust, Series 2005-AR3, Class 5A1, 3.51%, 06/19/35(a)		175	169,604
GSR Mortgage Loan Trust
Series 2006-4F, Class 1A1, 5.00%, 05/25/36		8	39,778
Series 2007-4F, Class 3A1, 6.00%, 07/25/37		104	91,695
JP Morgan Mortgage Trust, Series 2006-S3, Class 1A12, 6.50%, 08/25/36		50	29,941
Merrill Lynch Mortgage Investors Trust, Series 2006- A3, Class 3A1, 3.57%, 05/25/36(a)		273	241,720
Visio Trust, Series 2020-1R, Class M1, 2.93%, 11/25/55(b)		1,790	1,792,675
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA4, Class 1A, (12 mo. MTA + 0.77%), 1.38%, 05/25/47(a)		127	114,460

			8,741,348

Commercial Mortgage-Backed Securities — 4.1%
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.60%, 04/14/33(a)(b)		4,170	4,473,234
CD Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		590	605,582
Citigroup Commercial Mortgage Trust(a)
Series 2013-GC15, Class B, 5.18%, 09/10/46		7,183	7,706,650
Series 2020-420K, Class D, 3.31%, 11/10/42(b)		270	266,965
COMM Mortgage Trust(a)
Series 2015-CR22, Class C, 4.11%, 03/10/48		5,000	5,281,971
Series 2015-LC19, Class C, 4.24%, 02/10/48		3,500	3,658,872
Commercial Mortgage Trust, Series 2013-CR11, Class B, 5.11%, 08/10/50(a)		7,000	7,606,264
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class C, 4.26%, 04/15/50(a)		1,000	912,134
CSMC-FACT, Series 2020-FACT, Class D, (1 mo. LIBOR US + 3.71%), 3.87%, 10/15/37(a)(b)		900	902,843
GS Mortgage Securities Corp. Trust, Series 2020-TWN3, Class D, (1 mo. LIBOR US + 3.70%), 3.86%, 11/15/37(a)(b)		1,500	1,506,727
Morgan Stanley Capital I Trust, Series 2014-CPT, Class G, 3.45%, 07/13/29(a)(b)		3,200	3,223,936

			36,145,178

Total Non-Agency Mortgage-Backed Securities — 5.1% (Cost: $42,976,994)			44,886,526

Preferred Securities

Capital Trusts — 5.2%

Banks(a) — 1.1%
Al Ahli Bank of Kuwait KSCP, 7.25%(g)		200	213,000
Bank of East Asia Ltd., 5.88%(g)		500	529,062

Security		Par (000)	Value

Banks (continued)
Bankia SA, 6.38%(g)	EUR	200	$261,739
BBVA Bancomer SA/Texas, 5.13%, 01/18/33	USD	271	292,680
Burgan Bank SAK, 5.75%(g)		250	257,344
CIT Group, Inc., Series A, 5.80%(g)		163	166,260
Nanyang Commercial Bank Ltd., 5.00%(g)		200	202,687
Nordea Bank Abp, 6.13%(b)(g)		2,960	3,231,965
TMB Bank PCL, 4.90%(g)		250	243,594
Wells Fargo & Co.(g)
Series S, 5.90%		3,390	3,597,637
Series U, 5.88%		256	290,240

			9,286,208

Diversified Financial Services(a)(g) — 2.5%
Bank of America Corp.
Series AA, 6.10%		409	463,417
Series DD, 6.30%		45	52,538
Series FF, 5.88%		3,500	3,955,000
Series X, 6.25%		1,050	1,165,041
Series Z, 6.50%		87	99,397
BNP Paribas SA, 4.50%(b)		200	202,106
Citigroup, Inc., Series Q, 4.32%		161	160,195
Credit Suisse Group AG, 6.38%(b)		300	334,125
HSBC Holdings PLC
6.50%		1,090	1,223,525
6.00%		435	473,606
JPMorgan Chase & Co.
Series FF, 5.00%		527	554,420
Series HH, 4.60%		165	170,362
Series I, 3.68%		3,581	3,573,675
Series R, 6.00%		70	74,200
Series V, 3.56%		3,640	3,576,082
Morgan Stanley, Series H, 3.85%		3,030	3,008,184
Natwest Group PLC
6.00%		1,575	1,725,208
8.63%		200	207,582
Societe Generale SA, 7.88%(b)		1,000	1,103,750
Woori Bank, 4.25%		250	259,531

			22,381,944

Diversified Telecommunication Services — 0.0%
Telefonica Europe BV, 5.88%(a)(g)	EUR	100	137,283

Electric Utilities(a) — 0.4%
Naturgy Finance BV, 3.38%(g)		100	129,495
NextEra Energy Capital Holdings, Inc., 5.65%,
05/01/79	USD	2,750	3,240,727

			3,370,222

Insurance — 1.2%
Achmea BV, 4.63%(a)(g)	EUR	200	261,739
Allstate Corp., Series B, 5.75%, 08/15/53(a)	USD	2,000	2,140,120
Heungkuk Life Insurance Co. Ltd., 4.48%(a)(g)		200	201,500
MetLife, Inc., 6.40%, 12/15/36		2,554	3,303,444
Voya Financial, Inc., 5.65%, 05/15/53(a)		4,500	4,770,000

			10,676,803

Utilities — 0.0%
Electricite de France SA, 3.38%(a)(g)	EUR	200	265,953

38	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 3.10%, 01/03/79(a)	EUR	100		$126,621

Total Capital Trusts — 5.2%				46,245,034

		Shares

Preferred Stocks — 0.5%(a)(g)

Capital Markets — 0.5%
Goldman Sachs Group, Inc., Series J, 5.50%		92,000		2,514,360
Morgan Stanley, Series K, 5.85%		66,567		1,920,458

				4,434,818

Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association, Series S, 8.25%		10,000		85,800

Total Preferred Stocks — 0.5%				4,520,618

Trust Preferred — 0.1%

Diversified Financial Services — 0.1%
Citigroup Capital XIII, 6.58%, 01/30/40(a)		29,583		843,116

Total Preferred Securities — 5.8% (Cost: $48,394,819)				51,608,768

		Par (000)

U.S. Government Sponsored Agency Securities

Agency Obligations — 1.6%
Federal Home Loan Bank(l)
5.25%, 12/09/22	USD	1,375		1,509,596
5.37%, 09/09/24		4,025		4,787,553
Federal National Mortgage Association, 5.63%, 07/15/37(l)		1,600		2,538,341
Resolution Funding Corp. Principal Strip, 0.00%, 04/15/30(j)		6,055		5,379,919

				14,215,409

Collateralized Mortgage Obligations — 2.3%
Fannie Mae, Series 2015-47, Class GL, 3.50%, 07/25/45		1,636		1,895,532
Freddie Mac
Series 4350, Class DY, 4.00%, 06/15/44		2,830		3,227,139
Series 4398, Class ZX, 4.00%, 09/15/54		9,850		12,092,420
Series 4549, Class TZ, 4.00%, 11/15/45		3,002		3,425,135
Uniform Mortgage-Backed Securities
Series 1254, Class Z, 8.50%, 04/15/22		2		88
Series 1991-46, Class S, (1 mo. LIBOR US + 2519.00%), 2,485.11%, 05/25/21(a)		—	(n)	—
Series G-33, Class PV, 1,078.42%, 10/25/21		—	(n)	—

				20,640,314

Interest Only Collateralized Mortgage Obligations — 0.3%
Ginnie Mae Mortgage-Backed Securities(a)
Series 2009-116, Class KS, (1 mo. LIBOR US + 6.47%), 6.32%, 12/16/39		1,010		175,807

Security		Par (000)		Value

Interest Only Collateralized Mortgage Obligations (continued)
Ginnie Mae Mortgage-Backed
Securities(a) (continued)
Series 2009-78, Class SD, (1 mo. LIBOR US + 6.20%), 6.05%, 09/20/32	USD	1,691		$8,852
Series 2011-52, Class NS, (1 mo. LIBOR US + 6.67%), 6.52%, 04/16/41		8,590		1,807,929
Uniform Mortgage-Backed Securities
Series 094, Class 2, 9.50%, 08/25/21		—	(n)	—
Series 1043, Class H, (1 mo. LIBOR US + 45.00%), 44.37%, 02/15/21(a)		—	(n)	—
Series 1056, Class KD, 1,084.50%, 03/15/21		—	(n)	—
Series 1991-099, Class L, 930.00%, 08/25/21		—	(n)	—
Series 1991-139, Class PT, 648.35%, 10/25/21		—	(n)	—
Series 1997-50, Class SI, (1 mo. LIBOR US + 9.20%), 1.20%, 04/25/23(a)		8		79
Series 2012-47, Class NI, 4.50%, 04/25/42		2,515		415,088
Series 2012-96, Class DI, 4.00%, 02/25/27		1,205		25,055

				2,432,810

Mortgage-Backed Securities — 7.4%
Ginnie Mae Mortgage-Backed Securities, 5.50%, 08/15/33		29		32,186
Uniform Mortgage-Backed Securities(l)
4.50%, 01/14/21 - 07/01/55		11,439		12,940,759
3.00%, 04/01/33 - 09/01/43		12,948		13,727,902
5.00%, 08/01/34		977		1,130,703
5.50%, 06/01/38		486		570,891
6.00%, 12/01/38		403		478,745
4.00%, 04/01/42 - 04/01/56		19,757		21,941,405
3.50%, 07/01/49 - 08/01/49		13,678		14,773,669

				65,596,260

Principal Only Collateralized Mortgage Obligations(j) — 0.0%
Uniform Mortgage-Backed Securities
Series 1993-51, Class E, 0.00%, 02/25/23		2		1,453
Series 1993-70, Class A, 0.00%, 05/25/23		—	(n)	301
Series 203, Class 1, 0.00%, 02/25/23		1		438
Series 228, Class 1, 0.00%, 06/25/23		—	(n)	266

				2,458

Total U.S. Government Sponsored Agency Securities — 11.6% (Cost: $91,746,417)				102,887,251

U.S. Treasury Obligations
U.S. Treasury Bonds(l)
3.00%, 11/15/44		61,400		79,465,031
2.50%, 02/15/46		66,500		79,446,719
2.75%, 11/15/47		2,000		2,509,844
U.S. Treasury Note, 0.13%, 08/31/22		21,300		21,301,664
U.S. Treasury Notes
2.75%, 04/30/23 - 08/31/25(l)(o)		19,300		21,242,136
7.50%, 11/15/24(l)		8,200		10,498,883
3.00%, 09/30/25(l)		2,400		2,700,750
2.88%, 08/15/28(l)		1,000		1,161,602
3.13%, 11/15/28(l)		3,000		3,551,953

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
2.75%, 04/30/23 - 08/31/25(l)(o)	USD	19,300	$21,242,136
0.63%, 08/15/30(o)		7,000	6,825,000
0.88%, 11/15/30(l)		25,000	24,917,969

Total U.S. Treasury Obligations — 28.6% (Cost: $219,734,256)			253,621,551

		Shares
Warrants

Oil, Gas & Consumable Fuels — 0.0%
SM Energy Co. (Expires 06/30/23)(f)		7,761	47,420

Total Warrants — 0.0% (Cost: $33,290)			47,420

Total Long-Term Investments — 130.9% (Cost: $1,031,771,030)			1,161,480,423

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(p)(q)		8,065,454	8,065,454

		Par (000)

U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes, 2.75%, 09/15/21(l)	USD	2,800	2,851,625

Total Short-Term Securities — 1.2% (Cost: $10,860,099)			10,917,079

Options Purchased — 0.8% (Cost: $6,811,971)			7,009,179

Total Investments Before Options Written — 132.9% (Cost: $1,049,443,100)			1,179,406,681

Options Written — (0.8)% (Premiums Received: $(10,637,821))			(7,826,472)

Total Investments, Net of Options Written — 132.1% (Cost: $1,038,805,279)			1,171,580,209
Liabilities in Excess of Other Assets — (32.1)%			(284,610,397)

Net Assets — 100.0%			$886,969,812

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Perpetual security with no stated maturity date.
(h)	When-issued security.
(i)	Convertible security.
(j)	Zero-coupon bond.
(k)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(l)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Amount is less than 500.
(o)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(p)	Affiliate of the Trust.
(q)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$13,516,974	$—	$(5,451,520	)(a)	$—	$—	$8,065,454	8,065,454	$106,343	$—

(a)	Represents net amount purchased (sold).

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

40	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Nomura Securities International, Inc.	0.14	%(b)	08/20/20	Open		$1,855,125	$1,855,930	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.14	(b)	08/20/20	Open		2,912,000	2,913,263	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.14	(b)	08/20/20	Open		16,455,173	16,462,312	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.14	(b)	08/20/20	Open		10,875,250	10,879,969	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.14	(b)	08/20/20	Open		1,183,750	1,184,264	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.14	(b)	08/20/20	Open		3,648,750	3,650,333	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.14	(b)	08/20/20	Open		50,930,269	50,952,367	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.14	(b)	08/20/20	Open		2,650,000	2,651,150	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	0.14	(b)	08/20/20	Open		2,757,000	2,758,196	U.S. Treasury Obligations	Open/Demand
BofA Securities, Inc.	(1.25	)(b)	09/02/20	Open		69,795	69,502	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	11/25/20	Open		80,127,000	80,137,127	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	0.15	(b)	11/25/20	Open		2,607,281	2,607,687	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A.	0.15	(b)	11/25/20	Open		30,250,000	30,253,823	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	0.15	(b)	11/25/20	Open		2,978,500	2,978,876	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	0.15	(b)	11/25/20	Open		1,548,594	1,548,835	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A.	0.15	(b)	11/25/20	Open		2,586,000	2,586,403	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A.	0.19		12/10/20	01/14/21		5,314,983	5,315,488	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.19		12/10/20	01/14/21		3,564,528	3,564,866	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	0.19		12/10/20	01/14/21		1,694,967	1,695,128	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18		12/10/20	01/14/21		6,249,531	6,250,094	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18		12/10/20	01/14/21		1,087,443	1,087,541	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18		12/10/20	01/14/21		457,834	457,875	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18		12/10/20	01/14/21		4,336,206	4,336,597	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18		12/10/20	01/14/21		12,889,593	12,890,753	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18		12/10/20	01/14/21		1,495,203	1,495,338	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18		12/10/20	01/14/21		4,536,499	4,536,907	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18		12/10/20	01/14/21		8,992,176	8,992,985	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18		12/10/20	01/14/21		1,182,762	1,182,868	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18		12/10/20	01/14/21		1,509,210	1,509,346	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18		12/10/20	01/14/21		538,445	538,494	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18		12/10/20	01/14/21		8,010,979	8,011,700	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	0.18		12/10/20	01/14/21		1,588,911	1,589,054	U.S. Government Sponsored Agency Securities	Up to 30 Days
Nomura Securities International, Inc.	0.02	(b)	12/15/20	Open		19,975,000	19,975,943	U.S. Treasury Obligations	Open/Demand

						$296,858,757	$296,921,014

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Ultra Note	190	03/22/21	$29,708	$(48,308)
U.S. Ultra Bond	119	03/22/21	25,414	(149,452)

				(197,760)

Short Contracts
10-Year U.S. Treasury Note	669	03/22/21	92,374	(142,249)
Long U.S. Treasury Bond	30	03/22/21	5,196	51,799
2-Year US Treasury Notes	927	03/31/21	204,845	(125,157)
5-Year U.S. Treasury Note	156	03/31/21	19,682	(41,989)

				(257,596)

				$(455,356)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,303,429	EUR	2,697,500	UBS AG	02/03/21	$5,721
EUR	5,500,000	USD	6,680,184	Natwest Markets PLC	03/17/21	49,815

						55,536

EUR	2,697,500	USD	3,301,201	UBS AG	01/06/21	(5,703)
USD	132,694	CAD	169,305	Royal Bank of Canada	01/06/21	(315)
USD	3,448,569	EUR	2,892,500	BNP Paribas S.A.	01/06/21	(85,157)
USD	120,833	EUR	100,000	Morgan Stanley & Co. International PLC	01/06/21	(1,335)
USD	3,464,046	EUR	2,892,500	UBS AG	01/06/21	(69,680)
USD	525,193	GBP	393,000	BNP Paribas S.A.	01/06/21	(12,241)
USD	5,398,854	GBP	4,040,000	BNP Paribas S.A.	01/06/21	(125,913)
EUR	5,440,000	USD	6,680,536	JPMorgan Chase Bank N.A.	03/17/21	(23,955)
USD	6,702,746	EUR	5,500,000	Bank of America N.A.	03/17/21	(27,254)

						(351,553)

						$(296,017)

Interest Rate Caps — Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call
5Y-30Y CMS Index Cap	0.30%	Citibank N.A.	02/14/22	USD	77,750	$470,485	$136,820	$333,665
5Y-30Y CMS Index Cap	0.30	Citibank N.A.	02/14/22	USD	31,100	188,194	120,357	67,837

						$658,679	$257,177	$401,502

Exchange-Traded Options Purchased

	Number of	Expiration			Notional
Description	Contracts	Date	Exercise Price		Amount (000)		Value
Call
90-Day Euro Future	599	12/13/21	USD	99.75	USD	59,774	$104,825

Put
10-Year U.S. Treasury Note	132	01/22/21	USD	137.50	USD	18,226	37,125

							$141,950

42	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
20-Year Interest Rate Swap, 04/18/41	6-Month JPY LIBOR, (0.06%)	Semi-Annual	0.78%	Semi-Annual	JPMorgan Chase Bank N.A.	04/16/21	0.78%	JPY	105,700	$96,826
10-Year Interest Rate Swap, 03/09/34	3-Month LIBOR, 0.24%	Quarterly	2.98%	Semi-Annual	Barclays Bank PLC	03/07/24	2.98	USD	3,510	545,915
10-Year Interest Rate Swap, 03/14/34	3-Month LIBOR, 0.24%	Quarterly	2.95%	Semi-Annual	Barclays Bank PLC	03/12/24	2.95	USD	3,510	536,956
1-Year Interest Rate Swap, 11/27/25	3-Month LIBOR, 0.24%	Quarterly	0.82%	Semi-Annual	JPMorgan Chase Bank N.A.	11/25/24	0.82	USD	17,430	67,204
1-Year Interest Rate Swap, 12/04/25	3-Month LIBOR, 0.24%	Quarterly	0.87%	Semi-Annual	Bank of America N.A.	12/02/24	0.87	USD	17,450	71,534
10-Year Interest Rate Swap, 02/27/35	3-Month LIBOR, 0.24%	Quarterly	1.49%	Semi-Annual	Citibank N.A.	02/25/25	1.49	USD	2,570	117,982
10-Year Interest Rate Swap, 05/02/35	3-Month LIBOR, 0.24%	Quarterly	0.89%	Semi-Annual	Deutsche Bank AG	04/30/25	0.89	USD	1,640	38,833
10-Year Interest Rate Swap, 06/06/35	3-Month LIBOR, 0.24%	Quarterly	1.28%	Semi-Annual	Goldman Sachs Bank USA	06/04/25	1.28	USD	1,120	41,407
10-Year Interest Rate Swap, 06/07/35	3-Month LIBOR, 0.24%	Quarterly	1.43%	Semi-Annual	UBS AG	06/05/25	1.43	USD	1,120	48,268
10-Year Interest Rate Swap, 08/09/35	3-Month LIBOR, 0.24%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	1,930	47,800
10-Year Interest Rate Swap, 08/09/35	3-Month LIBOR, 0.24%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	620	15,355
10-Year Interest Rate Swap, 06/29/38(a)	3-Month LIBOR, 0.24%	Quarterly	3.05%	Semi-Annual	Deutsche Bank AG	06/27/28	3.05	USD	3,125	218,052
10-Year Interest Rate Swap, 01/12/39	3-Month LIBOR, 0.24%	Quarterly	3.04%	Semi-Annual	Nomura International PLC	01/10/29	3.04	USD	1,000	137,812
10-Year Interest Rate Swap, 01/13/39	3-Month LIBOR, 0.24%	Quarterly	3.04%	Semi-Annual	Morgan Stanley & Co. International PLC	01/11/29	3.04	USD	1,000	137,611
10-Year Interest Rate Swap, 01/31/39	3-Month LIBOR, 0.24%	Quarterly	3.08%	Semi-Annual	Barclays Bank PLC	01/29/29	3.08	USD	1,020	143,666
10-Year Interest Rate Swap, 08/09/40	3-Month LIBOR, 0.24%	Quarterly	1.05%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/30	1.05	USD	1,210	45,075
10-Year Interest Rate Swap, 04/29/48	3-Month LIBOR, 0.24%	Quarterly	2.99%	Semi-Annual	JPMorgan Chase Bank N.A.	04/27/38	2.98	USD	910	123,168
10-Year Interest Rate Swap, 02/24/49	3-Month LIBOR, 0.24%	Quarterly	2.86%	Semi-Annual	JPMorgan Chase Bank N.A.	02/22/39	2.86	USD	933	119,391
10-Year Interest Rate Swap, 08/09/50	3-Month LIBOR, 0.24%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/40	0.91	USD	730	33,833

										2,586,688

Put
20-Year Interest Rate Swap, 04/18/41	0.78%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	JPMorgan Chase Bank N.A.	04/16/21	0.78	JPY	105,700	37
30-Year Interest Rate Swap, 06/09/51	3.80%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Barclays Bank PLC	06/07/21	3.80	USD	3,780	489
10-Year Interest Rate Swap, 08/29/31	1.20%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Deutsche Bank AG	08/27/21	1.20	USD	182,200	2,263,170
10-Year Interest Rate Swap, 01/13/32	1.25%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	Credit Suisse International	01/11/22	1.25	JPY	250,000	10
10-Year Interest Rate Swap, 02/24/32	1.55%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	Credit Suisse International	02/22/22	1.55	JPY	250,000	7
10-Year Interest Rate Swap, 03/18/32	1.60%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	JPMorgan Chase Bank N.A.	03/16/22	1.60	JPY	250,000	8
10-Year Interest Rate Swap, 04/06/32	1.45%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	JPMorgan Chase Bank N.A.	04/04/22	1.45	JPY	250,000	16

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Put (continued)
15-Year Interest Rate Swap, 05/05/37	3.25%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Goldman Sachs Bank USA	05/03/22	3.25%	USD	4,050	$6,291
30-Year Interest Rate Swap, 05/11/52	2.85%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Nomura International PLC	05/09/22	2.85	USD	4,750	32,231
10-Year Interest Rate Swap, 08/04/32	2.25%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	JPMorgan Chase Bank N.A.	08/02/22	2.25	USD	4,160	20,599
10-Year Interest Rate Swap, 08/10/32	2.25%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Barclays Bank PLC	08/08/22	2.25	USD	4,270	21,508
10-Year Interest Rate Swap, 03/09/34	2.98%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Barclays Bank PLC	03/07/24	2.98	USD	3,510	22,511
10-Year Interest Rate Swap, 03/14/34	2.95%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Barclays Bank PLC	03/12/24	2.95	USD	3,510	23,405
10-Year Interest Rate Swap, 06/15/34	2.50%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Morgan Stanley & Co. International PLC	06/13/24	2.50	USD	3,950	51,104
10-Year Interest Rate Swap, 06/22/34	2.50%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Morgan Stanley & Co. International PLC	06/20/24	2.50	USD	3,950	51,553
1-Year Interest Rate Swap, 11/27/25	0.82%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	JPMorgan Chase Bank N.A.	11/25/24	0.82	USD	17,430	67,006
1-Year Interest Rate Swap, 12/04/25	0.87%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Bank of America N.A.	12/02/24	0.87	USD	17,450	63,748
10-Year Interest Rate Swap, 02/27/35	1.49%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Citibank N.A.	02/25/25	1.49	USD	2,570	124,103
10-Year Interest Rate Swap, 05/02/35	0.89%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Deutsche Bank AG	04/30/25	0.89	USD	1,640	137,688
10-Year Interest Rate Swap, 06/06/35	1.28%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Goldman Sachs Bank USA	06/04/25	1.28	USD	1,120	68,815
10-Year Interest Rate Swap, 06/07/35	1.43%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	UBS AG	06/05/25	1.43	USD	1,120	60,469
10-Year Interest Rate Swap, 08/09/35	0.91%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	620	52,852
10-Year Interest Rate Swap, 08/09/35	0.91%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	1,930	164,524
10-Year Interest Rate Swap, 04/14/37	3.00%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	JPMorgan Chase Bank N.A.	04/12/27	3.00	USD	2,590	45,717
10-Year Interest Rate Swap, 01/12/39	3.04%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Nomura International PLC	01/10/29	3.04	USD	1,000	21,968
10-Year Interest Rate Swap, 01/13/39	3.04%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Morgan Stanley & Co. International PLC	01/11/29	3.04	USD	1,000	22,046
10-Year Interest Rate Swap, 01/31/39	3.08%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Barclays Bank PLC	01/29/29	3.08	USD	1,020	21,779
10-Year Interest Rate Swap, 08/09/40	1.05%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Morgan Stanley & Co. International PLC	08/07/30	1.05	USD	1,210	119,368
20-Year Interest Rate Swap, 08/11/53	4.00%	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	Barclays Bank PLC	08/09/33	4.00	EUR	2,410	22,023
10-Year Interest Rate Swap, 04/29/48	2.99%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	JPMorgan Chase Bank N.A.	04/27/38	2.98	USD	910	30,289
10-Year Interest Rate Swap, 02/24/49	2.86%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	JPMorgan Chase Bank N.A.	02/22/39	2.86	USD	933	33,510
10-Year Interest Rate Swap, 08/09/50	0.91%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Morgan Stanley & Co. International PLC	08/07/40	0.91	USD	730	73,018

										3,621,862

										$6,208,550

(a)	Forward settling swaption.

44	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK)

Interest Rate Caps Sold

Description	Excercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call
5Y-30Y CMS Index Cap	0.55%	Citibank N.A.	02/14/22	USD	38,875	$(150,087)	$(33,044)	$(117,043)
5Y-30Y CMS Index Cap	0.55	Citibank N.A.	02/14/22	USD	38,875	(150,087)	(40,041)	(110,046)
5Y-30Y CMS Index Cap	0.55	Citibank N.A.	02/14/22	USD	31,100	(120,069)	(72,152)	(47,917)

						$(420,243)	$(145,237)	$(275,006)

Exchange-Traded Options Written

	Number of	Expiration			Notional
Description	Contracts	Date	Exercise Price		Amount (000)		Value
Call
90-Day Euro Future	342	12/13/21	USD	99.37	USD	34,128	$(361,237)
90-Day Euro Future	171	12/13/21	USD	100.00	USD	17,064	(5,344)

							(366,581)

Put
10-Year U.S. Treasury Note	132	01/22/21	USD	136.50	USD	18,226	(10,312)

							$(376,893)

OTC Interest Rate Swaptions Written

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
5-Year Interest Rate Swap, 01/21/26	0.48%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Deutsche Bank AG	01/19/21	0.48%	USD	7,710	$(22,344)
10-Year Interest Rate Swap, 03/10/31	2.79%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Barclays Bank PLC	03/08/21	2.79	USD	5,266	(943,867)
1-Year Interest Rate Swap, 03/19/22	0.41%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Morgan Stanley & Co. International PLC	03/17/21	0.41	USD	23,790	(54,900)
10-Year Interest Rate Swap, 04/18/31	0.72%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Bank of America N.A.	04/16/21	0.72	USD	1,155	(4,872)
10-Year Interest Rate Swap, 04/21/31	0.74%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Morgan Stanley & Co. International PLC	04/19/21	0.74	USD	3,820	(18,679)
10-Year Interest Rate Swap, 06/04/31	0.75%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Deutsche Bank AG	06/02/21	0.75	USD	4,800	(30,781)
10-Year Interest Rate Swap, 06/27/31	0.74%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Bank of America N.A.	06/25/21	0.74	USD	2,450	(16,919)
10-Year Interest Rate Swap, 07/01/31	0.72%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	BNP Paribas S.A.	06/29/21	0.72	USD	2,450	(15,602)
10-Year Interest Rate Swap, 07/16/31	0.67%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Bank of America N.A.	07/14/21	0.67	USD	2,490	(14,131)
10-Year Interest Rate Swap, 08/07/31	0.75%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Bank of America N.A.	08/05/21	0.75	USD	1,195	(9,726)
10-Year Interest Rate Swap, 08/11/31	0.63%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Deutsche Bank AG	08/09/21	0.63	USD	14,190	(80,302)
10-Year Interest Rate Swap, 08/29/31	0.60%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Deutsche Bank AG	08/27/21	0.60	USD	182,200	(984,569)
10-Year Interest Rate Swap, 10/02/31	0.45%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Bank of America N.A.	09/30/21	0.45	USD	3,280	(12,691)
10-Year Interest Rate Swap, 10/08/31	0.93%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Deutsche Bank AG	10/06/21	0.93	USD	2,143	(33,352)
5-Year Interest Rate Swap, 04/06/27	(0.12%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	Barclays Bank PLC	04/04/22	(0.12)	EUR	5,250	(107,302)
5-Year Interest Rate Swap, 04/09/27	(0.02%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	Barclays Bank PLC	04/07/22	(0.02)	EUR	6,030	(154,230)
10-Year Interest Rate Swap, 05/04/32	0.74%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Deutsche Bank AG	05/02/22	0.74	USD	2,540	(31,133)

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call (continued)
10-Year Interest Rate Swap, 08/10/32	0.72%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Deutsche Bank AG	08/08/22	0.72%	USD	485	$(6,155)
5-Year Interest Rate Swap, 08/10/27	(0.02%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	Barclays Bank PLC	08/08/22	(0.02)	EUR	6,690	(169,349)
5-Year Interest Rate Swap, 09/14/27	(0.14%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	Barclays Bank PLC	09/12/22	(0.14)	EUR	2,720	(52,619)
5-Year Interest Rate Swap, 09/15/27	(0.04%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	Barclays Bank PLC	09/13/22	(0.04)	EUR	2,720	(66,575)
10-Year Interest Rate Swap, 10/13/32	1.06%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Deutsche Bank AG	10/11/22	1.06	USD	2,780	(69,259)
10-Year Interest Rate Swap, 12/17/32	1.23%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Barclays Bank PLC	12/15/22	1.23	USD	5,120	(166,116)
10-Year Interest Rate Swap, 12/18/32	1.23%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Goldman Sachs Bank USA	12/16/22	1.23	USD	2,560	(84,006)
10-Year Interest Rate Swap, 12/18/32	1.25%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Goldman Sachs Bank USA	12/16/22	1.24	USD	2,560	(85,610)
10-Year Interest Rate Swap, 01/01/33	1.25%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Citibank N.A.	12/30/22	1.25	USD	2,820	(95,519)
10-Year Interest Rate Swap, 03/14/39	3.05%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Barclays Bank PLC	03/12/29	3.05	USD	2,840	(392,765)

										(3,723,373)

Put
5-Year Interest Rate Swap, 01/21/26	3-Month LIBOR, 0.24%	Quarterly	0.48%	Semi-Annual	Deutsche Bank AG	01/19/21	0.48	USD	7,710	(5,714)
10-Year Interest Rate Swap, 03/10/31	3-Month LIBOR, 0.24%	Quarterly	2.79%	Semi-Annual	Barclays Bank PLC	03/08/21	2.79	USD	5,266	(35)
2-Year Interest Rate Swap, 03/10/23	6-Month EURIBOR, (0.53%)	Semi-Annual	0.30%	Annual	JPMorgan Chase Bank N.A.	03/08/21	0.30	EUR	12,880	—
2-Year Interest Rate Swap, 03/31/23	6-Month EURIBOR, (0.53%)	Semi-Annual	0.10%	Annual	Barclays Bank PLC	03/29/21	0.10	EUR	18,360	(19)
2-Year Interest Rate Swap, 04/10/23	6-Month EURIBOR, (0.53%)	Semi-Annual	0.12%	Annual	Barclays Bank PLC	04/08/21	0.12	EUR	28,360	(45)
2-Year Interest Rate Swap, 04/14/23	6-Month EURIBOR, (0.53%)	Semi-Annual	0.10%	Annual	Citibank N.A.	04/12/21	0.10	EUR	14,250	(31)
2-Year Interest Rate Swap, 04/14/23	6-Month EURIBOR, (0.53%)	Semi-Annual	0.16%	Annual	Goldman Sachs Bank USA	04/12/21	0.16	EUR	14,250	(22)
10-Year Interest Rate Swap, 04/18/31	3-Month LIBOR, 0.24%	Quarterly	0.72%	Semi-Annual	Bank of America N.A.	04/16/21	0.72	USD	1,155	(33,121)
10-Year Interest Rate Swap, 04/21/31	3-Month LIBOR, 0.24%	Quarterly	0.74%	Semi-Annual	Morgan Stanley & Co. International PLC	04/19/21	0.74	USD	3,820	(102,864)
10-Year Interest Rate Swap, 04/21/31	6-Month EURIBOR, (0.53%)	Semi-Annual	2.15%	Annual	JPMorgan Chase Bank N.A.	04/19/21	2.15	EUR	4,400	(1)
2-Year Interest Rate Swap, 04/21/23	6-Month EURIBOR, (0.53%)	Semi-Annual	0.15%	Annual	Morgan Stanley & Co. International PLC	04/19/21	0.15	EUR	14,050	(31)
10-Year Interest Rate Swap, 05/06/31	6-Month EURIBOR, (0.53%)	Semi-Annual	2.00%	Annual	Barclays Bank PLC	05/04/21	2.00	EUR	2,700	(2)
1-Year Interest Rate Swap, 05/19/23	6-Month EURIBOR, (0.53%)	Semi-Annual	0.11%	Annual	Barclays Bank PLC	05/17/21	0.11	EUR	9,299	(60)

46	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Put (continued)
1-Year Interest Rate Swap, 05/19/22	3-Month LIBOR, 0.24%	Quarterly	2.35%	Semi-Annual	Citibank N.A.	05/17/21	2.35%	USD	45,470	$—
1-Year Interest Rate Swap, 05/29/22	3-Month LIBOR, 0.24%	Quarterly	2.15%	Semi-Annual	Barclays Bank PLC	05/27/21	2.15	USD	62,210	(1)
2-Year Interest Rate Swap, 06/02/23	6-Month EURIBOR, (0.53%)	Semi-Annual	0.08%	Annual	Morgan Stanley & Co. International PLC	05/31/21	0.08	EUR	6,270	(62)
10-Year Interest Rate Swap, 06/03/31	3-Month LIBOR, 0.24%	Quarterly	1.00%	Semi-Annual	Bank of America N.A.	06/01/21	1.00	USD	10,670	(157,955)
1-Year Interest Rate Swap, 06/03/22	3-Month LIBOR, 0.24%	Quarterly	2.40%	Semi-Annual	Morgan Stanley & Co. International PLC	06/01/21	2.40	USD	77,400	(1)
10-Year Interest Rate Swap, 06/04/31	3-Month LIBOR, 0.24%	Quarterly	0.75%	Semi-Annual	Deutsche Bank AG	06/02/21	0.75	USD	4,800	(143,749)
10-Year Interest Rate Swap, 06/09/31	3-Month LIBOR, 0.24%	Quarterly	3.87%	Semi-Annual	Barclays Bank PLC	06/07/21	3.87	USD	8,000	(177)
2-Year Interest Rate Swap, 06/12/23	6-Month EURIBOR, (0.53%)	Semi-Annual	0.05%	Annual	Barclays Bank PLC	06/10/21	0.05	EUR	9,800	(134)
10-Year Interest Rate Swap, 06/13/31	3-Month LIBOR, 0.24%	Quarterly	1.05%	Semi-Annual	Bank of America N.A.	06/11/21	1.05	USD	2,390	(31,947)
2-Year Interest Rate Swap, 06/16/23	6-Month EURIBOR, (0.53%)	Semi-Annual	0.00%	Annual	Barclays Bank PLC	06/14/21	—	EUR	4,310	(81)
2-Year Interest Rate Swap, 06/16/23	6-Month EURIBOR, (0.53%)	Semi-Annual	0.00%	Annual	Bank of America N.A.	06/14/21	—	EUR	4,430	(83)
2-Year Interest Rate Swap, 06/20/23	6-Month EURIBOR, (0.53%)	Semi-Annual	0.00%	Annual	Goldman Sachs Bank USA	06/18/21	—	EUR	4,460	(88)
2-Year Interest Rate Swap, 06/23/23	6-Month EURIBOR, (0.53%)	Semi-Annual	0.00%	Annual	Citibank N.A.	06/21/21	—	EUR	5,200	(106)
10-Year Interest Rate Swap, 06/27/31	3-Month LIBOR, 0.24%	Quarterly	0.74%	Semi-Annual	Bank of America N.A.	06/25/21	0.74	USD	2,450	(78,113)
2-Year Interest Rate Swap, 06/27/23	6-Month EURIBOR, (0.53%)	Semi-Annual	0.00%	Annual	Nomura International PLC	06/25/21	—	EUR	4,880	(105)
10-Year Interest Rate Swap, 07/01/31	3-Month LIBOR, 0.24%	Quarterly	0.72%	Semi-Annual	BNP Paribas S.A.	06/29/21	0.72	USD	2,450	(83,421)
2-Year Interest Rate Swap, 07/03/23	6-Month EURIBOR, (0.53%)	Semi-Annual	0.00%	Annual	Barclays Bank PLC	07/01/21	—	EUR	5,230	(120)
2-Year Interest Rate Swap, 07/04/23	6-Month EURIBOR, (0.53%)	Semi-Annual	(0.05%)	Annual	Barclays Bank PLC	07/02/21	(0.05)	EUR	5,120	(156)
10-Year Interest Rate Swap, 07/16/31	3-Month LIBOR, 0.24%	Quarterly	0.67%	Semi-Annual	Bank of America N.A.	07/14/21	0.67	USD	2,490	(96,713)
10-Year Interest Rate Swap, 07/16/31	3-Month LIBOR, 0.24%	Quarterly	1.10%	Semi-Annual	Citibank N.A.	07/14/21	1.10	USD	1,530	(20,464)
10-Year Interest Rate Swap, 07/18/31	3-Month LIBOR, 0.24%	Quarterly	1.10%	Semi-Annual	Citibank N.A.	07/16/21	1.10	USD	1,570	(21,256)
2-Year Interest Rate Swap, 07/21/23	6-Month EURIBOR, (0.53%)	Semi-Annual	0.00%	Annual	Barclays Bank PLC	07/19/21	—	EUR	5,270	(162)
10-Year Interest Rate Swap, 08/06/31	3-Month LIBOR, 0.24%	Quarterly	0.95%	Semi-Annual	Barclays Bank PLC	08/04/21	0.95	USD	2,190	(47,035)
10-Year Interest Rate Swap, 08/07/31	3-Month LIBOR, 0.24%	Quarterly	0.95%	Semi-Annual	Deutsche Bank AG	08/05/21	0.95	USD	2,390	(51,671)
10-Year Interest Rate Swap, 08/11/31	3-Month LIBOR, 0.24%	Quarterly	0.63%	Semi-Annual	Deutsche Bank AG	08/09/21	0.63	USD	14,190	(609,749)

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Put (continued)
10-Year Interest Rate Swap, 08/11/31	3-Month LIBOR, 0.24%	Quarterly	1.00%	Semi-Annual	Deutsche Bank AG	08/09/21	1.00%	USD	7,350	$(141,630)
2-Year Interest Rate Swap, 08/11/23	6-Month EURIBOR, (0.53%)	Semi-Annual	(0.25%)	Annual	Barclays Bank PLC	08/09/21	(0.25)	EUR	30,000	(4,837)
2-Year Interest Rate Swap, 08/11/23	6-Month EURIBOR, (0.53%)	Semi-Annual	(0.15%)	Annual	Barclays Bank PLC	08/09/21	(0.15)	EUR	12,480	(1,103)
2-Year Interest Rate Swap, 08/11/23	6-Month EURIBOR, (0.53%)	Semi-Annual	(0.15%)	Annual	Barclays Bank PLC	08/09/21	(0.15)	EUR	6,990	(618)
2-Year Interest Rate Swap, 09/05/23	6-Month EURIBOR, (0.53%)	Semi-Annual	(0.25%)	Annual	Barclays Bank PLC	09/03/21	(0.25)	EUR	22,950	(4,588)
5-Year Interest Rate Swap, 09/05/26	3-Month LIBOR, 0.24%	Quarterly	0.60%	Semi-Annual	Deutsche Bank AG	09/03/21	0.60	USD	10,390	(58,503)
10-Year Interest Rate Swap, 10/02/31	3-Month LIBOR, 0.24%	Quarterly	1.45%	Semi-Annual	Bank of America N.A.	09/30/21	1.45	USD	6,560	(50,731)
10-Year Interest Rate Swap, 10/08/31	3-Month LIBOR, 0.24%	Quarterly	0.93%	Semi-Annual	Deutsche Bank AG	10/06/21	0.93	USD	2,143	(56,671)
10-Year Interest Rate Swap, 11/06/31	3-Month LIBOR, 0.24%	Quarterly	1.15%	Semi-Annual	Goldman Sachs Bank USA	11/04/21	1.15	USD	7,280	(128,713)
10-Year Interest Rate Swap, 01/12/32	3-Month LIBOR, 0.24%	Quarterly	1.15%	Semi-Annual	Bank of America N.A.	01/10/22	1.15	USD	1,400	(29,221)
10-Year Interest Rate Swap, 01/30/32	3-Month LIBOR, 0.24%	Quarterly	1.95%	Semi-Annual	Morgan Stanley & Co. International PLC	01/28/22	1.95	USD	4,010	(17,171)
10-Year Interest Rate Swap, 02/09/32	3-Month LIBOR, 0.24%	Quarterly	0.68%	Semi-Annual	Deutsche Bank AG	02/07/22	0.68	USD	2,870	(142,569)
10-Year Interest Rate Swap, 02/24/32	3-Month LIBOR, 0.24%	Quarterly	1.85%	Semi-Annual	Bank of America N.A.	02/22/22	1.85	USD	2,970	(17,202)
10-Year Interest Rate Swap, 03/02/32	3-Month LIBOR, 0.24%	Quarterly	1.60%	Semi-Annual	Deutsche Bank AG	02/28/22	1.60	USD	2,840	(27,541)
10-Year Interest Rate Swap, 03/05/32	3-Month LIBOR, 0.24%	Quarterly	1.60%	Semi-Annual	Deutsche Bank AG	03/03/22	1.60	USD	2,840	(27,875)
10-Year Interest Rate Swap, 03/06/32	3-Month LIBOR, 0.24%	Quarterly	1.60%	Semi-Annual	Deutsche Bank AG	03/04/22	1.60	USD	4,485	(44,135)
10-Year Interest Rate Swap, 03/06/32	3-Month LIBOR, 0.24%	Quarterly	1.60%	Semi-Annual	Barclays Bank PLC	03/04/22	1.60	USD	2,818	(27,731)
5-Year Interest Rate Swap, 04/06/27	6-Month EURIBOR, (0.53%)	Semi-Annual	(0.12%)	Annual	Barclays Bank PLC	04/04/22	(0.12)	EUR	5,250	(14,355)
5-Year Interest Rate Swap, 04/09/27	6-Month EURIBOR, (0.53%)	Semi-Annual	(0.02%)	Annual	Barclays Bank PLC	04/07/22	(0.02)	EUR	6,030	(11,879)
10-Year Interest Rate Swap, 05/04/32	3-Month LIBOR, 0.24%	Quarterly	0.74%	Semi-Annual	Deutsche Bank AG	05/02/22	0.74	USD	2,540	(127,258)
5-Year Interest Rate Swap, 05/05/27	3-Month LIBOR, 0.24%	Quarterly	3.25%	Semi-Annual	Goldman Sachs Bank USA	05/03/22	3.25	USD	10,130	(883)
10-Year Interest Rate Swap, 05/11/32	3-Month LIBOR, 0.24%	Quarterly	2.75%	Semi-Annual	Nomura International PLC	05/09/22	2.75	USD	10,350	(17,256)
10-Year Interest Rate Swap, 08/04/32	3-Month LIBOR, 0.24%	Quarterly	2.75%	Semi-Annual	JPMorgan Chase Bank N.A.	08/02/22	2.75	USD	4,160	(9,492)
10-Year Interest Rate Swap, 08/04/32	3-Month LIBOR, 0.24%	Quarterly	3.25%	Semi-Annual	JPMorgan Chase Bank N.A.	08/02/22	3.25	USD	4,160	(4,665)
10-Year Interest Rate Swap, 08/10/32	3-Month LIBOR, 0.24%	Quarterly	0.72%	Semi-Annual	Deutsche Bank AG	08/08/22	0.72	USD	485	(27,563)
10-Year Interest Rate Swap, 08/10/32	3-Month LIBOR, 0.24%	Quarterly	2.75%	Semi-Annual	Barclays Bank PLC	08/08/22	2.75	USD	4,270	(9,929)
10-Year Interest Rate Swap, 08/10/32	3-Month LIBOR, 0.24%	Quarterly	3.25%	Semi-Annual	Barclays Bank PLC	08/08/22	3.25	USD	4,270	(4,885)

48	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Put (continued)
5-Year Interest Rate Swap, 08/10/27	6-Month EURIBOR, (0.53%)	Semi-Annual	(0.02%)	Annual	Barclays Bank PLC	08/08/22	(0.02)%	EUR	6,690	$(20,673)
5-Year Interest Rate Swap, 09/14/27	6-Month EURIBOR, (0.53%)	Semi-Annual	(0.14%)	Annual	Barclays Bank PLC	09/12/22	(0.14)	EUR	2,720	(13,431)
5-Year Interest Rate Swap, 09/15/27	6-Month EURIBOR, (0.53%)	Semi-Annual	(0.04%)	Annual	Barclays Bank PLC	09/13/22	(0.04)	EUR	2,720	(9,827)
10-Year Interest Rate Swap, 10/13/32	3-Month LIBOR, 0.24%	Quarterly	1.06%	Semi-Annual	Deutsche Bank AG	10/11/22	1.06	USD	2,780	(106,075)
10-Year Interest Rate Swap, 12/17/32	3-Month LIBOR, 0.24%	Quarterly	1.23%	Semi-Annual	Barclays Bank PLC	12/15/22	1.23	USD	5,120	(168,868)
10-Year Interest Rate Swap, 12/18/32	3-Month LIBOR, 0.24%	Quarterly	1.23%	Semi-Annual	Goldman Sachs Bank USA	12/16/22	1.23	USD	2,560	(83,612)
10-Year Interest Rate Swap, 12/18/32	3-Month LIBOR, 0.24%	Quarterly	1.25%	Semi-Annual	Goldman Sachs Bank USA	12/16/22	1.25	USD	2,560	(82,143)
10-Year Interest Rate Swap, 01/01/33	3-Month LIBOR, 0.24%	Quarterly	1.25%	Semi-Annual	Citibank N.A.	12/30/22	1.25	USD	2,820	(90,987)
10-Year Interest Rate Swap, 06/15/34	3-Month LIBOR, 0.24%	Quarterly	3.00%	Semi-Annual	Morgan Stanley & Co. International PLC	06/13/24	3.00	USD	3,950	(28,711)
10-Year Interest Rate Swap, 06/15/34	3-Month LIBOR, 0.24%	Quarterly	3.50%	Semi-Annual	Morgan Stanley & Co. International PLC	06/13/24	3.50	USD	3,950	(16,467)
10-Year Interest Rate Swap, 06/22/34	3-Month LIBOR, 0.24%	Quarterly	3.00%	Semi-Annual	Morgan Stanley & Co. International PLC	06/20/24	3.00	USD	3,950	(29,002)
10-Year Interest Rate Swap, 06/22/34	3-Month LIBOR, 0.24%	Quarterly	3.50%	Semi-Annual	Morgan Stanley & Co. International PLC	06/20/24	3.50	USD	3,950	(16,651)
10-Year Interest Rate Swap, 08/22/34	3-Month LIBOR, 0.24%	Quarterly	2.25%	Semi-Annual	Morgan Stanley & Co. International PLC	08/20/24	2.25	USD	4,410	(82,198)
10-Year Interest Rate Swap, 03/14/39	3-Month LIBOR, 0.24%	Quarterly	3.05%	Semi-Annual	Barclays Bank PLC	03/12/29	3.05	USD	2,840	(63,020)

										(3,305,963)

										$(7,029,336)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.34.V1	1.00%	Quarterly	06/20/25	USD	7,473	$(124,597)	$(108,310)	$(16,287)
CDX.NA.HY.IG.35.V1	5.00	Quarterly	12/20/25	USD	9,260	(880,343)	(542,200)	(338,143)
CDX.NA.IG.35.V1	1.00	Quarterly	12/20/25	USD	43,722	(1,086,793)	(911,154)	(175,639)

						$(2,091,733)	$(1,561,664)	$(530,069)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective	Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	Amount (000)		Value	(Received)	(Depreciation)
1.56%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A	03/29/21	USD	5,660	$(41,413)	$14	$(41,427)
1.77%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A	06/15/21	USD	8,210	(65,566)	39	(65,605)
3-Month LIBOR, 0.24%	Quarterly	1.36%	Semi-Annual	N/A	09/28/21	USD	3,500	42,730	27	42,703
(0.45%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	N/A	12/16/21	EUR	5,440	(5,149)	34	(5,183)
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.30%)	Annual	N/A	01/17/22	EUR	11,040	15,662	164	15,498
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.48%)	Annual	N/A	03/07/22	EUR	5,950	(13,345)	46	(13,391)
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.48%)	Annual	N/A	03/07/22	EUR	7,180	(16,226)	57	(16,283)
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.49%)	Annual	N/A	03/09/22	EUR	4,550	(11,516)	36	(11,552)

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received )	(Depreciation )
(0.35%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	N/A		03/21/22	EUR	2,820	$(2,271)	$22	$(2,293)
(0.34%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	N/A		03/21/22	EUR	2,830	(3,576)	22	(3,598)
3-Month LIBOR, 0.24%	Quarterly	2.03%	Semi-Annual	N/A		03/30/22	USD	1,914	54,160	14	54,146
3-Month LIBOR, 0.24%	Quarterly	0.33%	Semi-Annual	04/06/21	(a)	04/06/22	USD	25,775	39,891	277	39,614
3-Month LIBOR, 0.24%	Quarterly	2.01%	Semi-Annual	05/17/21	(a)	05/17/22	USD	756	13,800	2,243	11,557
1.87%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	06/03/21	(a)	06/03/22	USD	3,450	(58,236)	37	(58,273)
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.25%)	Annual	N/A		06/24/22	EUR	2,499	9,220	23	9,197
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.29%)	Annual	N/A		06/27/22	EUR	937	2,499	10	2,489
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.28%)	Annual	N/A		06/27/22	EUR	937	2,736	9	2,727
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.28%)	Annual	N/A		06/30/22	EUR	938	2,862	10	2,852
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.32%)	Annual	N/A		07/18/22	EUR	4,580	18,198	46	18,152
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.31%)	Annual	N/A		07/18/22	EUR	4,580	19,145	956	18,189
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.30%)	Annual	N/A		07/20/22	EUR	5,250	23,572	52	23,520
(0.40%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	N/A		07/21/22	EUR	5,460	(11,888)	58	(11,946)
(0.26%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	N/A		09/22/22	EUR	5,170	(32,730)	58	(32,788)
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.33%)	Annual	N/A		10/03/22	EUR	6,310	29,258	74	29,184
3-Month LIBOR, 0.24%	Quarterly	0.23%	Semi-Annual	N/A		10/21/22	USD	1,380	1,112	15	1,097
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.35%)	Annual	N/A		11/02/22	EUR	3,570	15,739	47	15,692
0.24%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	04/06/21	(a)	12/15/22	USD	17,460	(19,506)	209	(19,715)
0.26%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	04/06/21	(a)	12/15/22	USD	34,800	(48,112)	30	(48,142)
1.54%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		12/15/22	USD	11,030	(298,280)	128	(298,408)
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.33%)	Annual	02/12/21	(a)	02/13/23	EUR	1,390	6,498	19	6,479
(0.41%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	02/16/21	(a)	02/16/23	EUR	7,530	(21,760)	108	(21,868)
(0.40%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	02/16/21	(a)	02/16/23	EUR	7,440	(22,235)	107	(22,342)
3-Month LIBOR, 0.24%	Quarterly	1.05%	Semi-Annual	03/01/21	(a)	03/01/23	USD	3,325	57,287	40	57,247
3-Month LIBOR, 0.24%	Quarterly	1.06%	Semi-Annual	03/01/21	(a)	03/01/23	USD	3,325	57,552	39	57,513
3-Month LIBOR, 0.24%	Quarterly	1.07%	Semi-Annual	03/01/21	(a)	03/01/23	USD	3,350	58,755	40	58,715
3-Month LIBOR, 0.24%	Quarterly	1.10%	Semi-Annual	03/01/21	(a)	03/01/23	USD	13,390	242,468	159	242,309
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.41%)	Annual	03/02/21	(a)	03/02/23	EUR	2,450	6,528	33	6,495
3-Month LIBOR, 0.24%	Quarterly	0.88%	Semi-Annual	03/02/21	(a)	03/02/23	USD	3,350	46,102	40	46,062
3-Month LIBOR, 0.24%	Quarterly	0.88%	Semi-Annual	03/02/21	(a)	03/02/23	USD	6,665	92,254	79	92,175
3-Month LIBOR, 0.24%	Quarterly	0.88%	Semi-Annual	03/02/21	(a)	03/02/23	USD	6,700	92,270	80	92,190
3-Month LIBOR, 0.24%	Quarterly	0.90%	Semi-Annual	03/02/21	(a)	03/02/23	USD	3,350	47,876	40	47,836
3-Month LIBOR, 0.24%	Quarterly	0.98%	Semi-Annual	03/02/21	(a)	03/02/23	USD	3,360	53,054	40	53,014
3-Month LIBOR, 0.24%	Quarterly	0.99%	Semi-Annual	03/02/21	(a)	03/02/23	USD	3,360	53,625	40	53,585
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.47%)	Annual	03/04/21	(a)	03/06/23	EUR	2,970	3,513	40	3,473
(0.18%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/24/21	(a)	03/24/23	EUR	11,815	(100,748)	155	(100,903)
(0.18%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/24/21	(a)	03/24/23	EUR	11,800	(99,164)	154	(99,318)
(0.17%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	03/24/21	(a)	03/24/23	EUR	11,815	(102,563)	155	(102,718)
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.31%)	Annual	04/29/21	(a)	04/28/23	EUR	2,660	13,911	35	13,876
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.34%)	Annual	05/03/21	(a)	05/03/23	EUR	3,560	15,502	47	15,455
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.38%)	Annual	05/04/21	(a)	05/04/23	EUR	3,410	11,516	45	11,471
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.37%)	Annual	05/06/21	(a)	05/08/23	EUR	1,570	5,855	21	5,834
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.42%)	Annual	06/24/21	(a)	06/26/23	EUR	2,720	6,748	88	6,660
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.40%)	Annual	06/25/21	(a)	06/26/23	EUR	2,700	8,026	(20)	8,046
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.42%)	Annual	07/02/21	(a)	07/03/23	EUR	5,690	13,496	206	13,290
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.40%)	Annual	07/08/21	(a)	07/10/23	EUR	2,610	7,389	105	7,284
3-Month LIBOR, 0.24%	Quarterly	0.25%	Semi-Annual	07/08/22	(a)	07/10/23	USD	5,380	634	58	576
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.41%)	Annual	07/20/21	(a)	07/20/23	EUR	5,730	14,758	80	14,678
(0.30%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	07/26/21	(a)	07/25/23	EUR	12,900	(68,001)	202	(68,203)
(0.29%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	07/26/21	(a)	07/26/23	EUR	14,350	(79,278)	226	(79,504)
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.41%)	Annual	07/27/21	(a)	07/27/23	EUR	2,700	6,828	38	6,790
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.43%)	Annual	08/05/21	(a)	08/07/23	EUR	2,050	4,275	30	4,245
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.43%)	Annual	08/09/21	(a)	08/09/23	EUR	1,590	3,225	(142)	3,367
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.45%)	Annual	08/11/21	(a)	08/11/23	EUR	1,730	2,518	27	2,491
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.58%)	Annual	08/17/21	(a)	08/17/23	EUR	1,760	(2,810)	28	(2,838)
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.44%)	Annual	08/24/21	(a)	08/24/23	EUR	620	1,107	9	1,098
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.47%)	Annual	09/13/21	(a)	09/13/23	EUR	6,690	7,028	97	6,931
1.61%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	11/01/21	(a)	11/01/23	USD	3,260	(88,629)	38	(88,667)
0.40%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	11/22/22	(a)	11/22/23	USD	2,280	(1,879)	25	(1,904)
(0.17%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	12/13/21	(a)	12/13/23	EUR	5,190	(43,442)	81	(43,523)

50	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
(0.12%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	12/27/21	(a)	12/27/23	EUR	770	$(7,406)	$12	$(7,418)
(0.06%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	01/03/22	(a)	01/03/24	EUR	2,735	(30,266)	43	(30,309)
(0.05%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	01/03/22	(a)	01/03/24	EUR	2,735	(30,707)	43	(30,750)
(0.17%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	N/A		11/11/24	EUR	1,160	(18,521)	14	(18,535)
(0.22%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	N/A		11/21/24	EUR	3,890	(53,222)	47	(53,269)
3-Month LIBOR, 0.24%	Quarterly	0.57%	Semi-Annual	11/21/23	(a)	11/21/24	USD	1,020	112	11	101
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.23%)	Annual	N/A		12/02/24	EUR	6,710	88,471	88	88,383
(0.18%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	N/A		03/18/25	EUR	270	(4,336)	4	(4,340)
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.43%)	Annual	N/A		09/22/25	EUR	1,330	3,335	(479)	3,814
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.44%)	Annual	N/A		09/23/25	EUR	500	884	8	876
3-Month LIBOR, 0.24%	Quarterly	0.33%	Semi-Annual	N/A		09/23/25	USD	1,180	(2,831)	15	(2,846)
0.35%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		10/01/25	USD	970	2,342	12	2,330
3-Month LIBOR, 0.24%	Quarterly	0.45%	Semi-Annual	N/A		11/12/25	USD	4,960	9,808	67	9,741
3-Month LIBOR, 0.24%	Quarterly	0.79%	Semi-Annual	11/19/24	(a)	11/19/25	USD	16,220	(5,979)	175	(6,154)
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.34%)	Annual	07/20/21	(a)	07/20/26	EUR	2,160	13,419	38	13,381
0.65%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	04/20/22	(a)	04/20/27	USD	530	921	7	914
(0.26%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	08/16/22	(a)	08/16/27	EUR	1,470	(10,565)	27	(10,592)
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.25%)	Annual	08/16/22	(a)	08/16/27	EUR	5,890	45,292	107	45,185
0.50%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		08/19/27	USD	1,310	8,290	18	8,272
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.28%)	Annual	09/19/22	(a)	09/20/27	EUR	1,340	7,024	(382)	7,406
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.40%)	Annual	10/18/22	(a)	10/18/27	EUR	670	(1,475)	12	(1,487)
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.36%)	Annual	10/18/22	(a)	10/18/27	EUR	2,400	671	43	628
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.36%)	Annual	12/12/22	(a)	12/13/27	EUR	1,430	(719)	27	(746)
6-Month JPY LIBOR, (0.06%)	Semi-Annual	0.37%	Semi-Annual	N/A		01/31/28	JPY	181,730	50,514	20	50,494
3-Month LIBOR, 0.24%	Quarterly	0.65%	Semi-Annual	07/12/23	(a)	07/12/28	USD	7,100	(113,546)	95	(113,641)
6-Month JPY LIBOR, (0.06%)	Semi-Annual	0.36%	Semi-Annual	N/A		07/31/28	JPY	113,000	32,517	13	32,504
3-Month LIBOR, 0.24%	Quarterly	0.71%	Semi-Annual	08/14/23	(a)	08/14/28	USD	6,340	(91,177)	85	(91,262)
0.19%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	N/A		01/04/29	JPY	100,000	(15,757)	13	(15,770)
1.37%	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	N/A		02/20/29	EUR	1,970	(376,232)	38	(376,270)
1.38%	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	N/A		02/22/29	EUR	590	(113,281)	11	(113,292)
6-Month EURIBOR, (0.53%)	Semi-Annual	0.56%	Annual	N/A		03/12/29	EUR	1,640	164,054	27	164,027
6-Month EURIBOR, (0.53%)	Semi-Annual	0.06%	Annual	N/A		07/26/29	EUR	930	41,340	16	41,324
0.19%	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	N/A		01/16/30	EUR	2,280	(137,143)	436	(137,579)
1.31%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		02/27/30	USD	2,770	(123,075)	41	(123,116)
0.68%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		05/20/30	USD	770	13,834	11	13,823
3-Month LIBOR, 0.24%	Quarterly	0.64%	Semi-Annual	N/A		07/10/30	USD	780	(16,799)	12	(16,811)
0.96%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	03/31/21	(a)	08/15/30	USD	2,860	(10,614)	47	(10,661)
0.68%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		09/16/30	USD	2,760	54,851	42	54,809
0.67%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		10/09/30	USD	1,360	30,123	21	30,102
0.53%	Quarterly	3-Month LIBOR, 0.24%	Quarterly	N/A		10/21/30	USD	101	1,422	—	1,422
3-Month LIBOR, 0.24%	Quarterly	0.56%	Quarterly	N/A		10/21/30	USD	101	(1,538)	—	(1,538)
0.90%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		10/28/30	USD	1,300	886	21	865
0.90%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		10/28/30	USD	1,300	1,141	21	1,120
0.65%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		11/04/30	USD	2,740	68,705	43	68,662
0.88%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		11/04/30	USD	170	401	3	398
0.90%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		11/05/30	USD	2,240	2,202	37	2,165
0.95%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		11/12/30	USD	2,010	(7,686)	33	(7,719)
0.96%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		11/12/30	USD	2,270	(10,125)	37	(10,162)
0.93%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		11/18/30	USD	1,420	(2,977)	23	(3,000)
0.95%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		12/04/30	USD	1,620	(4,840)	26	(4,866)
0.96%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		12/11/30	USD	1,630	(6,309)	26	(6,335)
0.93%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		12/18/30	USD	1,200	(574)	20	(594)
0.95%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		12/30/30	USD	690	(1,553)	11	(1,564)
0.97%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		12/30/30	USD	1,150	(4,519)	19	(4,538)
3-Month LIBOR, 0.24%	Quarterly	1.76%	Semi-Annual	01/11/21	(a)	01/13/31	USD	760	61,214	12	61,202
3-Month LIBOR, 0.24%	Quarterly	0.75%	Semi-Annual	04/07/21	(a)	04/07/31	USD	210	(4,532)	3	(4,535)
3-Month LIBOR, 0.24%	Quarterly	0.87%	Semi-Annual	04/09/21	(a)	04/09/31	USD	1,240	(12,354)	20	(12,374)
3-Month LIBOR, 0.24%	Quarterly	2.45%	Semi-Annual	05/18/21	(a)	05/19/31	USD	860	122,137	13	122,124
0.76%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	06/03/21	(a)	06/03/31	USD	3,648	83,586	58	83,528
3-Month LIBOR, 0.24%	Quarterly	2.10%	Semi-Annual	06/22/21	(a)	06/23/31	USD	430	45,935	7	45,928
0.86%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	10/04/21	(a)	10/06/31	USD	290	5,430	5	5,425

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.03%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	11/26/21	(a)	11/26/31	USD	920	$4,010	$15	$3,995
0.52%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	11/30/21	(a)	11/28/31	JPY	95,000	(41,157)	16	(41,173)
0.80%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	02/08/22	(a)	02/09/32	USD	1,330	39,250	21	39,229
0.77%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	05/06/22	(a)	05/06/32	USD	2,650	95,401	42	95,359
1.02%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	06/07/22	(a)	06/07/32	USD	500	6,735	8	6,727
0.85%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	08/15/22	(a)	08/16/32	USD	17,650	573,764	69,006	504,758
0.36%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	N/A		02/06/34	JPY	30,720	(9,681)	4	(9,685)
0.34%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	N/A		02/08/34	JPY	50,250	(14,539)	8	(14,547)
0.34%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	N/A		03/14/34	JPY	24,760	(7,075)	4	(7,079)
2.33%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	06/24/24	(a)	06/26/34	USD	310	(25,553)	5	(25,558)
1.65%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	08/22/24	(a)	08/22/34	USD	1,355	(22,129)	21	(22,150)
6-Month JPY LIBOR, (0.06%)	Semi-Annual	0.14%	Semi-Annual	N/A		06/12/35	JPY	250,000	(6,301)	42	(6,343)
0.16%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	N/A		07/09/35	JPY	107,580	(1,975)	18	(1,993)
6-Month JPY LIBOR, (0.06%)	Semi-Annual	0.13%	Semi-Annual	N/A		09/18/35	JPY	50,000	(2,011)	9	(2,020)
6-Month JPY LIBOR, (0.06%)	Semi-Annual	0.13%	Semi-Annual	N/A		09/18/35	JPY	50,000	(1,993)	9	(2,002)
3-Month LIBOR, 0.24%	Quarterly	3.18%	Semi-Annual	05/09/28	(a)	05/10/38	USD	1,590	206,328	24	206,304
3.08%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	06/29/28	(a)	06/29/38	USD	230	(27,670)	3	(27,673)
0.66%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	N/A		12/06/38	JPY	40,000	(29,461)	8	(29,469)
0.62%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	N/A		12/14/38	JPY	25,000	(16,621)	5	(16,626)
0.41%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	N/A		04/04/39	JPY	26,190	(8,045)	5	(8,050)
2.82%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	04/04/29	(a)	04/04/39	USD	3,000	(283,308)	46	(283,354)
0.33%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	N/A		06/10/39	JPY	27,540	(4,229)	6	(4,235)
0.30%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	N/A		06/17/39	JPY	25,860	(2,353)	5	(2,358)
0.17%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	N/A		08/08/39	JPY	22,870	3,154	5	3,149
1.01%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	04/02/30	(a)	04/03/40	USD	4,100	268,187	66	268,121
0.23%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	N/A		12/24/40	JPY	23,180	2,065	5	2,060
0.72%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	03/21/24	(a)	03/22/44	JPY	19,000	(12,086)	4	(12,090)
0.20%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	08/28/24	(a)	08/30/44	JPY	12,720	4,727	3	4,724
0.37%	Semi-Annual	6-Month JPY LIBOR, (0.06%)	Semi-Annual	01/30/25	(a)	01/30/45	JPY	20,250	1,491	5	1,486
3.02%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	12/08/38	(a)	12/08/48	USD	400	(41,485)	6	(41,491)
2.38%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	07/05/39	(a)	07/06/49	USD	620	(33,882)	10	(33,892)
1.71%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	08/16/39	(a)	08/16/49	USD	600	(2,345)	9	(2,354)
1.78%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	08/16/39	(a)	08/16/49	USD	500	(4,799)	8	(4,807)
1.67%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	08/17/39	(a)	08/17/49	USD	460	(316)	7	(323)
1.25%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		03/07/50	USD	460	17,263	10	17,253
1.10%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		11/25/50	USD	750	59,448	17	59,431
0.88%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	07/12/23	(a)	07/14/53	USD	1,470	239,746	34	239,712
1.02%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	08/14/23	(a)	08/14/53	USD	1,160	150,444	27	150,417
3-Month LIBOR, 0.24%	Quarterly	1.93%	Semi-Annual	12/01/26	(a)	12/01/56	USD	110	8,404	2	8,402

									$794,465	$78,320	$716,145

(a)	Forward Swap.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rolls-Royce PLC	1.00%	Quarterly	Citibank N.A.	06/20/25	BB-	EUR	6	$(610)	$(1,007)	$397
Rolls-Royce PLC	1.00	Quarterly	Citibank N.A.	06/20/25	BB-	EUR	14	(1,336)	(2,215)	879
GKN Holdings PLC	1.00	Quarterly	Citibank N.A.	12/20/25	BB+	EUR	10	(509)	(516)	7
CMBX.NA.8	3.00	Monthly	Barclays Bank PLC	10/17/57	NR	USD	5,000	(788,669)	(495,518)	(293,151)
CMBX.NA.8	3.00	Monthly	Credit Suisse International	10/17/57	NR	USD	2,500	(394,335)	(245,105)	(149,230)
CMBX.NA.8	3.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	NR	USD	5,550	(875,422)	(721,754)	(153,668)
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	NR	USD	5,000	(590,509)	(531,063)	(59,446)
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	NR	USD	5,000	(590,509)	(531,063)	(59,446)

52	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK)

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9	3.00%	Monthly	Credit Suisse International	09/17/58	NR	USD	5,000	$(590,509)	$(525,262)	$(65,247)
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	NR	USD	5,000	(590,510)	(531,013)	(59,497)

								$(4,422,918)	$(3,584,516)	$(838,402)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$79,343	$(1,562,687)	$3,797,882	$(3,611,806)	$—
OTC Swaps	—	(3,584,516)	1,283	(839,685)	—
Options Written	—	—	5,040,339	(2,228,990)	(7,826,472)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$51,799	$—	$51,799
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	55,536	—	—	55,536
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	7,009,179	—	7,009,179
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	3,797,882	—	3,797,882
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,283	—	—	—	—	1,283

	$—	$1,283	$—	$55,536	$10,858,860	$—	$10,915,679

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$507,155	$—	$507,155
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	351,553	—	—	351,553
Options written
Options written at value	—	—	—	—	7,826,472	—	7,826,472
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	530,069	—	—	3,081,737	—	3,611,806
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received .	—	4,424,201	—	—	—	—	4,424,201

	$—	$4,954,270	$—	$351,553	$11,415,364	$—	$16,721,187

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK)

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(663)	$—	$14,649,407	$—	$14,648,744
Forward foreign currency exchange contracts	—	—	—	(564,320)	—	—	(564,320)
Options purchased(a)	—	—	—	—	(592,822)	—	(592,822)
Options written	—	—	—	—	2,919,533	—	2,919,533
Swaps	—	1,634,686	—	—	(3,981,459)	—	(2,346,773)

	$—	$1,634,686	$(663)	$(564,320)	$12,994,659	$—	$14,064,362

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$36	$—	$735,166	$—	$735,202
Forward foreign currency exchange contracts	—	—	—	(130,125)	—	—	(130,125)
Options purchased(b)	—	—	—	—	922,734	—	922,734
Options written	—	—	—	—	341,300	—	341,300
Swaps	—	(4,727,586)	—	—	30,956	—	(4,696,630)

	$—	$(4,727,586)	$36	$(130,125)	$2,030,156	$—	$(2,827,519)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$215,192,464
Average notional value of contracts — short	$345,895,717
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$49,466,035
Average amounts sold — in USD	$37,890,880
Options
Average value of option contracts purchased	$741,870
Average value of option contracts written	$691,651
Average notional value of swaption contracts purchased	$316,725,081
Average notional value of swaption contracts written	$1,288,042,435
Credit default swaps
Average notional value — buy protection	$32,279,131
Average notional value — sell protection	$44,646,743
Interest rate swaps
Average notional value — pays fixed rate	$262,787,532
Average notional value — receives fixed rate	$352,188,370

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

54	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$130,814		$120,012
Forward foreign currency exchange contracts	55,536		351,553
Options(a)	7,009,179	(b)	7,826,472
Swaps — centrally cleared	—		126,095
Swaps — OTC(c)	1,283		4,424,201

Total derivative assets and liabilities in the Statements of Assets and Liabilities	7,196,812		12,848,333

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(272,764)		(623,000)

Total derivative assets and liabilities subject to an MNA	$6,924,048		$12,225,333

(a)	Includes forward settling swaptions.
(b)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(c)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)

Bank of America N.A.	$135,282	$(135,282)	$—	$—	$—
Barclays Bank PLC	1,338,252	(1,338,252)	—	—	—
Citibank N.A.	902,047	(652,344)	—	—	249,703
Credit Suisse International	17	(17)	—	—	—
Deutsche Bank AG	2,657,743	(2,657,743)	—	—	—
Goldman Sachs Bank USA	116,513	(116,513)	—	—	—
JPMorgan Chase Bank N.A.	603,771	(38,113)	—	(490,000)	75,658
Morgan Stanley & Co. International PLC	814,139	(814,139)	—	—	—
Natwest Markets PLC	49,815	—	—	—	49,815
Nomura International PLC	192,011	(17,361)	—	—	174,650
UBS AG	114,458	(75,383)	—	—	39,075

	$6,924,048	$(5,845,147)	$—	$(490,000)	$588,901

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities	(d)
Bank of America N.A.	$580,679	$(135,282)	$—	$(445,397)	$—
Barclays Bank PLC	3,245,263	(1,338,252)	(862,526)	(1,038,000)	6,485
BNP Paribas S.A.	322,334	—	—	—	322,334
Citibank N.A.	652,344	(652,344)	—	—	—
Credit Suisse International	2,756,372	(17)	—	(2,590,000)	166,355
Deutsche Bank AG	2,828,598	(2,657,743)	—	—	170,855
Goldman Sachs Bank USA	465,077	(116,513)	—	(20,000)	328,564
JPMorgan Chase Bank N.A.	38,113	(38,113)	—	—	—
Morgan Stanley & Co. International PLC	1,243,494	(814,139)	—	(420,000)	9,355
Nomura International PLC	17,361	(17,361)	—	—	—

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	(c)	Net Amount of Derivative Liabilities	(d)
Royal Bank of Canada	$315	$—	$—	$—		$315
UBS AG	75,383	(75,383)	—	—		—

	$12,225,333	$(5,845,147)	$(862,526)	$(4,513,397)		$1,004,263

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$67,729,662	$27,859	$67,757,521
Common Stocks	—	—	21,047	21,047
Corporate Bonds
Advertising Agencies	—	2,136,750	—	2,136,750
Aerospace & Defense	—	16,111,882	—	16,111,882
Airlines	—	9,110,893	—	9,110,893
Auto Components	—	3,627,175	—	3,627,175
Automobiles	—	11,571,018	—	11,571,018
Banks	—	16,235,644	—	16,235,644
Beverages	—	9,700,359	—	9,700,359
Biotechnology	—	4,945,060	—	4,945,060
Building Materials	—	2,945,910	—	2,945,910
Building Products	—	5,123,821	—	5,123,821
Capital Markets	—	16,357,726	—	16,357,726
Chemicals	—	6,614,595	—	6,614,595
Commercial Services & Supplies	—	1,513,928	—	1,513,928
Communications Equipment	—	2,468,415	—	2,468,415
Construction & Engineering	—	4,804,758	—	4,804,758
Construction Materials	—	2,370,405	—	2,370,405
Consumer Discretionary	—	787,903	—	787,903
Consumer Finance	—	9,043,491	—	9,043,491
Containers & Packaging	—	2,520,368	—	2,520,368
Diversified Consumer Services	—	3,119,358	—	3,119,358
Diversified Financial Services	—	29,384,065	—	29,384,065
Diversified Telecommunication Services	—	36,817,485	—	36,817,485
Electric Utilities	—	30,241,960	—	30,241,960
Electrical Equipment	—	314,624	—	314,624
Electronic Equipment, Instruments & Components	—	3,425,362	—	3,425,362
Energy Equipment & Services	—	1,974,678	260,189	2,234,867
Environmental, Maintenance, & Security Service	—	1,969,223	—	1,969,223
Equity Real Estate Investment Trusts (REITs)	—	11,619,119	—	11,619,119
Food & Staples Retailing	—	7,040,592	—	7,040,592
Food Products	—	2,623,006	—	2,623,006
Health Care Equipment & Supplies	—	3,589,157	—	3,589,157
Health Care Providers & Services	—	13,751,705	—	13,751,705
Health Care Technology	—	2,083,835	—	2,083,835
Hotels, Restaurants & Leisure	—	13,862,993	4,128,877	17,991,870
Household Durables	—	2,429,685	—	2,429,685

56	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Household Products	$—	$110,695	$—	$110,695
Independent Power and Renewable Electricity Producers	—	3,776,896	—	3,776,896
Insurance	—	23,815,612	—	23,815,612
Interactive Media & Services	—	1,831,349	—	1,831,349
Internet Software & Services	—	1,941,849	—	1,941,849
IT Services	—	5,539,878	—	5,539,878
Leisure Products	—	653,450	—	653,450
Machinery	—	1,996,099	—	1,996,099
Media	—	44,342,453	—	44,342,453
Metals & Mining	—	8,297,185	—	8,297,185
Multi-line Retail	—	385,431	—	385,431
Multi-Utilities	—	1,419,438	—	1,419,438
Offshore Drilling & Other Services	—	120,486	—	120,486
Oil, Gas & Consumable Fuels	117,490	57,617,773	1,814,072	59,549,335
Personal Products	—	107,470	—	107,470
Pharmaceuticals	—	19,378,488	—	19,378,488
Producer Durables: Miscellaneous	—	4,341,648	—	4,341,648
Real Estate Management & Development	—	22,152,386	—	22,152,386
Road & Rail	—	8,236,449	—	8,236,449
Semiconductors & Semiconductor Equipment	—	6,475,296	—	6,475,296
Software	—	10,691,196	—	10,691,196
Specialty Retail	—	1,521,977	—	1,521,977
Technology Hardware, Storage & Peripherals	—	5,166,439	—	5,166,439
Textiles, Apparel & Luxury Goods	—	63,483	—	63,483
Thrifts & Mortgage Finance	—	491,166	—	491,166
Tobacco	—	10,245,478	—	10,245,478
Transportation	—	122,470	—	122,470
Transportation Infrastructure	—	2,705,559	834,892	3,540,451
Utilities	—	10,287,625	—	10,287,625
Wireless Telecommunication Services	—	10,193,479	—	10,193,479
Floating Rate Loan Interests	—	19,797,522	617,454	20,414,976
Foreign Agency Obligations	—	30,091,766	—	30,091,766
Municipal Bonds	—	26,721,926	—	26,721,926
Non-Agency Mortgage-Backed Securities	—	44,886,526	—	44,886,526
Preferred Securities
Capital Trusts	—	46,245,034	—	46,245,034
Preferred Stocks
Capital Markets	4,434,818	—	—	4,434,818
Thrifts & Mortgage Finance	—	85,800	—	85,800
Trust Preferred	843,116	—	—	843,116
U.S. Government Sponsored Agency Securities	—	102,887,251	—	102,887,251
U.S. Treasury Obligations	—	253,621,551	—	253,621,551
Warrants	—	47,420	—	47,420
Short-Term Securities
Money Market Funds	8,065,454	—	—	8,065,454
U.S. Treasury Obligations	—	2,851,625	—	2,851,625
Options Purchased
Interest Rate Contracts	141,950	6,867,229	—	7,009,179

	$13,602,828	$1,158,099,463	$7,704,390	$1,179,406,681

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$1,283	$—	$1,283
Foreign Currency Exchange Contracts	—	55,536	—	55,536
Interest Rate Contracts	51,799	3,797,882	—	3,849,681
Liabilities
Credit Contracts	—	(1,369,754)	—	(1,369,754)
Foreign Currency Exchange Contracts	—	(351,553)	—	(351,553)
Interest Rate Contracts	(884,048)	(10,531,316)	—	(11,415,364)

	$(832,249)	$(8,397,922)	$—	$(9,230,171)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) December 31, 2020	BlackRock Core Bond Trust (BHK)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $296,921,014 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total
Assets
Opening balance, as of December 31, 2019	$1,640,060	$—	$8,618,085	$845,594	$11,103,739
Transfers into Level 3	—	—	—	34,674	34,674
Transfers out of Level 3	(1,500,000)	—	—	(258,280)	(1,758,280)
Accrued discounts/premiums	(118,714)	—	8,355	612	(109,747)
Net realized gain (loss)	—	—	695	(27,101)	(26,406)
Net change in unrealized appreciation (depreciation)(a)(b)	6,513	13,823	(1,752,226)	26,046	(1,705,844)
Purchases	—	7,224	268,956	578,288	854,468
Sales	—	—	(105,835)	(582,379)	(688,214)

Closing balance, as of December 31, 2020	$27,859	$21,047	$7,038,030	$617,454	$7,704,390

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020(b)	$6,513	$13,823	$(1,752,226)	$9,584	$(1,722,306)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

58	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class E, (3 mo. EURIBOR + 5.66%), 5.66%, 05/15/31(a)	EUR	203	$244,356
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class B, (3 mo. LIBOR US + 1.80%), 2.02%, 05/15/30(a)(b)	USD	500	485,000
CIFC Funding Ltd., Series 2014-4RA, Class B, (3 mo. LIBOR US + 2.20%), 2.42%, 10/17/30(a)(b)		250	248,506
Galaxy XVIII CLO Ltd., Series 2018-28A, Class C, (3 mo. LIBOR US + 1.95%), 2.19%, 07/15/31(a)(b)		250	243,789
Greene King Finance PLC(a)
Series B1, (3 mo. LIBOR GBP + 1.80%), 1.84%, 12/15/34	GBP	100	100,574
Series B2, (3 mo. LIBOR GBP + 2.08%), 2.12%, 03/15/36		100	97,820

Total Asset-Backed Securities — 0.1% (Cost: $1,461,471)			1,420,045

	Shares

Common Stocks

Auto Components — 0.0%
Lear Corp.		227	36,100

Building Products — 0.0%
AZEK Co., Inc.(c)		1,120	43,064

Chemicals — 0.3%
Element Solutions, Inc.		213,527	3,785,834

Consumer Finance — 0.0%
Ally Financial, Inc.		1	36
Arrow Global Group PLC(c)		28,524	79,749

			79,785

Diversified Financial Services(d) — 0.1%
Kcad Holdings I Ltd.(c)		2,223,465,984	22,235
UCI International Remainco LLC(a)		109,729	840,524

			862,759

Diversified Telecommunication Services — 0.1%
CenturyLink, Inc.		84,328	822,198
Telecom Italia SpA/Milano		145,490	75,810

			898,008

Energy Equipment & Services(c)(d) — 0.0%
Osum Oil Sands Corp. 01/14/21(e)		400,000	653,625
Pioneer Energy Services Corp.		5,062	196,573

			850,198

Entertainment — 0.1%
Live Nation Entertainment, Inc.(c)		19,787	1,453,949

Equity Real Estate Investment Trusts (REITs)(c) — 0.6%
Gaming and Leisure Properties, Inc.		94,060	3,988,144
VICI Properties, Inc.		217,410	5,543,955

			9,532,099

Life Sciences Tools & Services — 0.0%
PPD, Inc.(c)		7,497	256,547

Security		Shares	Value

Media — 0.1%
Clear Channel Outdoor Holdings, Inc.		527,174	$869,837
Emmis Communications Corp., Class A		7,210	13,122
Mediaco Holding Inc., Class A(c)		912	2,371

			885,330

Metals & Mining — 0.3%
Constellium SE(c)		285,624	3,995,880

Oil, Gas & Consumable Fuels — 0.0%
BP Capital Markets PLC(a)(f)		125,000	183,330

Pharmaceuticals — 0.2%
Bausch Health Cos., Inc.(c)		135,652	2,821,562

Semiconductors & Semiconductor Equipment(c) — 0.0%
Maxeon Solar Technologies Ltd.		128	3,631
SunPower Corp.		1,025	26,281

			29,912

Total Common Stocks — 1.8% (Cost: $51,847,654)			25,714,357

		Par (000)

Corporate Bonds

Aerospace & Defense — 6.4%
Amsted Industries, Inc., 5.63%, 07/01/27(b)	USD	890	945,625
Boeing Co.
5.15%, 05/01/30		4,000	4,841,006
5.81%, 05/01/50		6,000	8,268,870
5.93%, 05/01/60		5,000	7,092,970
Bombardier, Inc.(b)
8.75%, 12/01/21		3,455	3,593,200
5.75%, 03/15/22		404	412,189
6.13%, 01/15/23		1,200	1,173,000
7.50%, 12/01/24		857	822,094
7.50%, 03/15/25		449	416,448
7.88%, 04/15/27		5,092	4,681,788
EnPro Industries, Inc., 5.75%, 10/15/26		2,192	2,329,000
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(b)		2,295	2,226,150
General Electric Co.
4.25%, 05/01/40		805	951,676
4.35%, 05/01/50		640	778,335
Howmet Aerospace, Inc.
5.87%, 02/23/22		1,363	1,426,039
5.13%, 10/01/24		44	48,437
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		1,810	1,898,238
Rolls-Royce PLC
4.63%, 02/16/26	EUR	100	131,938
5.75%, 10/15/27(b)	USD	2,787	3,086,602
Signature Aviation US Holdings, Inc.(b)
5.38%, 05/01/26		1,467	1,503,675
4.00%, 03/01/28		1,391	1,400,250
Spirit AeroSystems, Inc., 5.50%, 01/15/25(b)		926	976,837
SSL Robotics LLC, 9.75%, 12/31/23(b)		851	961,630
TransDigm, Inc.
8.00%, 12/15/25(b)		3,833	4,236,615
6.25%, 03/15/26(b)		31,017	33,033,105

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	59

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)
TransDigm, Inc. (continued)
6.38%, 06/15/26	USD	1,083	$1,120,905
Triumph Group, Inc., 8.88%, 06/01/24(b)		4,491	4,928,872

			93,285,494

Airlines — 1.4%
American Airlines, Inc., 11.75%, 07/15/25(b)		1,641	1,892,483
Delta Air Lines, Inc., 7.00%, 05/01/25(b)		1,917	2,213,277
Delta Air Lines, Inc./SkyMiles IP Ltd.(b)
4.50%, 10/20/25		975	1,042,138
4.75%, 10/20/28		3,005	3,279,995
International Consolidated Airlines Group SA, 0.50%, 07/04/23	EUR	100	112,659
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(b)	USD	5,288	5,684,600
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(b)		360	403,166
United Airlines Pass-Through Trust, Series 2016-1, Class A, 5.88%, 10/15/27		4,953	5,350,292

			19,978,610

Auto Components — 1.7%
Adient US LLC, 9.00%, 04/15/25(b)		1,088	1,213,120
Clarios Global LP, 6.75%, 05/15/25(b)		1,321	1,423,377
Clarios Global LP/Clarios US Finance Co.
4.38%, 05/15/26	EUR	301	380,918
6.25%, 05/15/26(b)	USD	5,983	6,416,767
8.50%, 05/15/27(b)		8,717	9,470,230
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(b)		2,020	2,126,919
Faurecia SE, 3.75%, 06/15/28	EUR	100	128,121
Goodyear Tire & Rubber Co., 9.50%, 05/31/25	USD	1,085	1,226,375
IHO Verwaltungs GmbH(g)
(3.88% Cash or 4.63% PIK), 3.88%, 05/15/27	EUR	252	319,361
(6.00% Cash or 6.75% PIK), 6.00%, 05/15/27(b) .	USD	200	212,000
Meritor, Inc., 4.50%, 12/15/28(b)		383	392,575
Schaeffler AG, 3.38%, 10/12/28	EUR	100	134,381
Tenneco, Inc., 7.88%, 01/15/29(b)	USD	402	451,350
ZF Europe Finance BV, 2.00%, 02/23/26	EUR	100	120,638
ZF Finance GmbH
3.00%, 09/21/25		200	252,271
3.75%, 09/21/28		200	262,044

			24,530,447

Automobiles — 3.1%
Allison Transmission, Inc.(b)
5.88%, 06/01/29	USD	1,991	2,200,055
3.75%, 01/30/31		1,595	1,631,884
Asbury Automotive Group, Inc.
4.50%, 03/01/28		751	782,917
4.75%, 03/01/30		732	785,070
FCE Bank PLC, 1.62%, 05/11/23	EUR	100	122,228
Fiat Chrysler Automobiles NV
3.88%, 01/05/26		150	208,182
4.50%, 07/07/28		200	298,083
Ford Motor Co.
8.50%, 04/21/23	USD	1,362	1,532,945
4.75%, 01/15/43		426	434,520
5.29%, 12/08/46		532	555,940
Ford Motor Credit Co. LLC
3.20%, 01/15/21		200	200,100

Security		Par (000)	Value

Automobiles (continued)
Ford Motor Credit Co. LLC (continued)
5.88%, 08/02/21	USD	1,636	$1,674,446
5.60%, 01/07/22		387	400,034
2.98%, 08/03/22		595	604,936
3.09%, 01/09/23		200	203,489
4.14%, 02/15/23		829	853,870
3.10%, 05/04/23		400	404,124
4.38%, 08/06/23		410	425,375
3.81%, 01/09/24		2,063	2,114,575
1.74%, 07/19/24	EUR	100	121,384
4.06%, 11/01/24	USD	200	210,114
5.13%, 06/16/25		2,539	2,760,655
4.13%, 08/04/25		2,166	2,271,592
3.25%, 09/15/25	EUR	100	128,188
3.38%, 11/13/25	USD	489	502,379
2.33%, 11/25/25	EUR	300	371,571
4.39%, 01/08/26	USD	507	532,188
4.13%, 08/17/27		240	251,400
4.00%, 11/13/30		207	217,350
General Motors Co.
5.00%, 10/01/28		254	302,229
5.00%, 04/01/35		655	788,672
6.25%, 10/02/43		2,032	2,741,106
5.20%, 04/01/45		1,654	2,008,662
6.75%, 04/01/46		529	762,150
5.95%, 04/01/49		1,690	2,285,591
General Motors Financial Co., Inc., 5.65%, 01/17/29		281	348,184
Group 1 Automotive, Inc., 4.00%, 08/15/28(b)		838	863,794
Jaguar Land Rover Automotive PLC, 4.50%, 01/15/26	EUR	100	115,141
Ken Garff Automotive LLC, 4.88%, 09/15/28(b)	USD	680	707,200
Navistar International Corp.(b)
9.50%, 05/01/25		411	461,348
6.63%, 11/01/25		2,325	2,435,786
Nissan Motor Co. Ltd., 4.81%, 09/17/30(b)		1,701	1,915,354
Penske Automotive Group, Inc.
3.50%, 09/01/25		1,101	1,118,891
5.50%, 05/15/26		299	310,586
RCI Banque SA, (5 year EUR Swap + 2.85%), 2.63%, 02/18/30(a)	EUR	100	123,142
Renault SA, 2.38%, 05/25/26		100	123,539
Tesla, Inc., 5.30%, 08/15/25(b)	USD	2,146	2,237,205
Volvo Car AB, 2.50%, 10/07/27	EUR	100	129,165
Wabash National Corp., 5.50%, 10/01/25(b)	USD	2,154	2,197,080

			44,774,419

Banks — 0.5%
Banca Monte dei Paschi di Siena SpA 2.63%, 04/28/25	EUR	125	156,554
(5 year EUR Swap + 8.92%), 8.50%, 09/10/30(a)		100	122,470
Banco de Sabadell SA, (5 year EUR Swap + 2.20%), 2.00%, 01/17/30(a)		200	236,931
Banco Espirito Santo SA(a)(c)(h)
4.75%, 01/15/21		1,900	301,747
4.00%, 01/21/21		1,100	174,696
CIT Group, Inc.
5.00%, 08/15/22	USD	278	294,680
5.00%, 08/01/23		404	441,370

60	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
CIT Group, Inc. (continued)
6.00%, 04/01/36	USD	3,261	$3,741,997
Commerzbank AG(a)
(5 year EUR Swap + 4.35%), 4.00%, 12/05/30	EUR	100	133,384
(5 year EUR Swap + 6.36%), 6.13%(f)		200	260,517
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27		100	124,297
Freedom Mortgage Corp., 7.63%, 05/01/26(b)	USD	400	423,080
Intesa Sanpaolo SpA, 5.15%, 06/10/30	GBP	125	199,671
Unione di Banche Italiane SpA, (5 year EUR Swap + 5.75%), 5.88%, 03/04/29(a)	EUR	200	272,936

			6,884,330

Beverages — 2.0%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(b)(g)	USD	4,894	5,224,505
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
5.25%, 04/30/25(b)		798	841,890
4.13%, 08/15/26(b)		1,138	1,189,210
4.75%, 07/15/27(b)	GBP	427	605,094
4.75%, 07/15/27		212	300,421
5.25%, 08/15/27(b)	USD	3,429	3,599,799
Ball Corp., 4.88%, 03/15/26		830	937,485
Canpack SA/Eastern PA Land Investment Holding LLC, 3.13%, 11/01/25(b)		584	582,540
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		155	188,713
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)		2,321	2,366,793
OI European Group BV, 3.13%, 11/15/24	EUR	100	126,209
Silgan Holdings, Inc.
3.25%, 03/15/25		300	370,286
4.13%, 02/01/28	USD	51	52,976
2.25%, 06/01/28	EUR	199	246,740
Trivium Packaging Finance BV
3.75%, 08/15/26		320	401,483
5.50%, 08/15/26(b)	USD	3,383	3,577,523
8.50%, 08/15/27(b)		7,641	8,366,895

			28,978,562

Biotechnology — 0.0%
Emergent BioSolutions, Inc., 3.88%, 08/15/28(b)		393	406,952

Building Materials — 1.5%
Boise Cascade Co., 4.88%, 07/01/30(b)		717	776,153
Builders FirstSource, Inc., 6.75%, 06/01/27(b)		682	739,772
Cemex SAB de CV, 3.13%, 03/19/26	EUR	150	188,115
Cornerstone Building Brands, Inc., 6.13%, 01/15/29(b)	USD	1,977	2,100,562
CP Atlas Buyer, Inc., 7.00%, 12/01/28(b)		475	494,000
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25(b)		2,144	2,304,800
Griffon Corp., 5.75%, 03/01/28		456	482,220
HT Troplast GmbH, 9.25%, 07/15/25	EUR	128	173,103
James Hardie International Finance DAC(b)
4.75%, 01/15/25	USD	406	412,987
5.00%, 01/15/28		458	486,474
Jeld-Wen, Inc.(b)
6.25%, 05/15/25		852	920,160
4.63%, 12/15/25		321	327,584
4.88%, 12/15/27		99	104,693
Masonite International Corp.(b)
5.75%, 09/15/26		701	732,545
5.38%, 02/01/28		239	256,626

Security		Par (000)	Value

Building Materials (continued)
Norbord, Inc., 6.25%, 04/15/23(b)	USD	1,566	$1,699,110
SRM Escrow Issuer LLC, 6.00%, 11/01/28(b)		2,267	2,369,366
Standard Industries, Inc.
2.25%, 11/21/26	EUR	134	165,123
5.00%, 02/15/27(b)	USD	576	601,920
4.38%, 07/15/30(b)		2,489	2,662,558
3.38%, 01/15/31(b)		3,268	3,284,340
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(b)		923	969,150

			22,251,361

Building Products(b) — 0.7%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27		1,464	1,537,756
LBM Acquisition LLC, 6.25%, 01/15/29		1,056	1,090,320
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26		1,974	2,091,927
SRS Distribution, Inc., 8.25%, 07/01/26		2,201	2,338,562
White Cap Buyer LLC, 6.88%, 10/15/28		2,515	2,681,619

			9,740,184

Capital Markets — 1.7%
Charles Schwab Corp., (10 year CMT + 3.08%), 4.00%(a)(f)		4,775	5,025,687
ESC Lehman Brothers Holding Production, 1.00%, 12/31/49(a)(c)(h)		1,535	17,192
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.25%, 02/01/22		14	14,035
4.75%, 09/15/24		591	613,901
6.38%, 12/15/25		532	550,354
6.25%, 05/15/26		3,129	3,313,298
5.25%, 05/15/27		848	909,056
Lehman Brothers Holding Escrow, 1.00%, 09/22/19(c)(h)		430	4,816
Lehman Brothers Holdings, Inc.(c)(h)
4.75%, 01/15/21(a)(d)	EUR	1,890	24,013
1.00%, 02/05/21(a)		3,950	55,493
5.38%, 10/17/49		350	4,404
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(g)		220	273,066
LPL Holdings, Inc., 5.75%, 09/15/25(b)	USD	323	334,118
NFP Corp.(b)
7.00%, 05/15/25		531	570,825
6.88%, 08/15/28		4,879	5,209,211
Owl Rock Capital Corp.
5.25%, 04/15/24		658	712,133
4.00%, 03/30/25		715	746,571
3.75%, 07/22/25		2,908	3,017,645
4.25%, 01/15/26		996	1,049,115
3.40%, 07/15/26		495	502,088
Owl Rock Technology Finance Corp., 3.75%, 06/17/26(b)		700	703,800
RP Escrow Issuer LLC, 5.25%, 12/15/25(b)		803	839,183

			24,490,004

Chemicals — 3.1%
Ashland Services BV, 2.00%, 01/30/28	EUR	251	305,484
Atotech Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(b)(g)	USD	1,651	1,663,714
Atotech Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(b)		9,638	9,806,665
Axalta Coating Systems LLC, 3.38%, 02/15/29(b)		1,522	1,522,000

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	61

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27(b)	USD	626	$665,907
Blue Cube Spinco LLC
9.75%, 10/15/23		223	229,132
10.00%, 10/15/25		1,225	1,296,969
Chemours Co., 5.75%, 11/15/28(b)		609	621,180
Element Solutions, Inc., 3.88%, 09/01/28(b)		6,284	6,464,665
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		791	814,730
HB Fuller Co., 4.25%, 10/15/28		541	554,525
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(b)		1,692	1,861,200
INEOS Finance PLC, 3.38%, 03/31/26	EUR	248	312,133
Ingevity Corp., 3.88%, 11/01/28(b)	USD	494	497,705
K&S AG, 3.00%, 06/20/22	EUR	100	121,737
Kraton Polymers LLC/Kraton Polymers Capital Corp., 5.25%, 05/15/26		100	125,957
Minerals Technologies, Inc., 5.00%, 07/01/28(b)	USD	878	918,739
Monitchem HoldCo 2 SA, 9.50%, 09/15/26	EUR	100	130,778
Monitchem HoldCo 3 SA, 5.25%, 03/15/25		222	280,739
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	456	474,810
OCI NV
3.13%, 11/01/24	EUR	100	125,525
5.25%, 11/01/24(b)	USD	1,218	1,265,197
3.63%, 10/15/25	EUR	129	163,503
PQ Corp., 5.75%, 12/15/25(b)	USD	3,618	3,712,972
Rayonier AM Products, Inc., 7.63%, 01/15/26(b)		339	353,492
Synthomer PLC, 3.88%, 07/01/25	EUR	100	127,895
Valvoline, Inc.
4.38%, 08/15/25	USD	680	702,284
4.25%, 02/15/30(b)		278	294,680
, 06/15/31(b)(i)		6	6,158
WESCO Distribution, Inc.(b)
7.13%, 06/15/25		3,608	3,968,187
7.25%, 06/15/28		3,271	3,720,076
WR Grace & Co-Conn(b)
5.63%, 10/01/24		559	603,021
4.88%, 06/15/27		1,061	1,125,212

			44,836,971

Commercial Services & Supplies — 1.2%
ADT Security Corp.
4.13%, 06/15/23		293	316,633
4.88%, 07/15/32(b)		1,341	1,453,309
AMN Healthcare, Inc., 4.00%, 04/15/29(b)		502	513,295
APX Group, Inc.
7.88%, 12/01/22		840	842,100
8.50%, 11/01/24		274	287,700
6.75%, 02/15/27(b)		1,620	1,741,500
ASGN, Inc., 4.63%, 05/15/28(b)		351	365,040
Ashtead Capital, Inc., 4.00%, 05/01/28(b)		1,245	1,322,364
Fortress Transportation & Infrastructure Investors LLC, 6.50%, 10/01/25(b)		386	403,412
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 08/01/27(b)		261	299,171
Herc Holdings, Inc., 5.50%, 07/15/27(b)		2,667	2,827,020
House of Finance NV (The), 4.38%, 07/15/26	EUR	100	121,648
Interface, Inc., 5.50%, 12/01/28(b)	USD	609	640,973
Intertrust Group BV, 3.38%, 11/15/25	EUR	200	249,160

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Loxam SAS
4.25%, 04/15/24	EUR	100	$124,010
3.25%, 01/14/25		268	326,993
Prime Security Services Borrower LLC/Prime Finance, Inc.(b)
5.25%, 04/15/24	USD	491	524,143
5.75%, 04/15/26		653	715,035
3.38%, 08/31/27		1,317	1,307,122
6.25%, 01/15/28		1,187	1,274,351
United Rentals North America, Inc.
3.88%, 11/15/27		652	682,970
5.25%, 01/15/30		496	550,560
4.00%, 07/15/30		107	112,618
Verisure Holding AB, 3.88%, 07/15/26	EUR	140	174,879
Verisure Midholding AB, 5.75%, 12/01/23		100	123,448

			17,299,454

Communications Equipment — 1.3%
Avaya, Inc., 6.13%, 09/15/28(b)	USD	3,320	3,546,623
CommScope Technologies LLC(b)
6.00%, 06/15/25		1,996	2,040,910
5.00%, 03/15/27		1,438	1,416,430
CommScope, Inc.(b)
5.50%, 03/01/24		2,502	2,579,562
6.00%, 03/01/26		1,458	1,536,149
8.25%, 03/01/27		168	179,340
7.13%, 07/01/28		147	156,555
Nokia OYJ
3.38%, 06/12/22		714	737,876
4.38%, 06/12/27		439	478,786
ViaSat, Inc.(b)
5.63%, 04/15/27		3,512	3,687,600
6.50%, 07/15/28		2,431	2,630,852

			18,990,683

Construction & Engineering — 0.2%
Ferrovial Netherlands BV, (5 year EUR Swap + 2.13%), 2.12%(a)(f)	EUR	100	120,638
frontdoor, Inc., 6.75%, 08/15/26(b)	USD	1,382	1,473,557
KBR, Inc., 4.75%, 09/30/28(b)		955	995,588
SPIE SA, 2.63%, 06/18/26	EUR	100	127,785
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28(b)	USD	393	410,685

			3,128,253

Construction Materials(b) — 1.3%
American Builders & Contractors Supply Co., Inc.
5.88%, 05/15/26		1,270	1,316,037
4.00%, 01/15/28		357	369,495
Core & Main LP, 6.13%, 08/15/25		7,720	7,980,550
H&E Equipment Services, Inc., 3.88%, 12/15/28		658	665,041
IAA, Inc., 5.50%, 06/15/27		1,538	1,630,280
KAR Auction Services, Inc., 5.13%, 06/01/25		1,866	1,920,170
Picasso Finance Sub, Inc., 6.13%, 06/15/25		2,624	2,807,680
Williams Scotsman International, Inc., 4.63%, 08/15/28		1,256	1,299,960
Winnebago Industries, Inc., 6.25%, 07/15/28		703	755,725
Wolverine Escrow LLC
8.50%, 11/15/24		312	297,657
9.00%, 11/15/26		636	602,006

			19,644,601

62	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Discretionary — 1.2%
Carnival Corp.
11.50%, 04/01/23(b)	USD	3,254	$3,763,967
10.13%, 02/01/26	EUR	101	142,441
10.50%, 02/01/26(b)	USD	639	744,435
7.63%, 03/01/26(b)		1,213	1,321,551
7.63%, 03/01/26	EUR	128	165,530
9.88%, 08/01/27(b)	USD	1,052	1,209,800
IPD 3 BV, 5.50%, 12/01/25	EUR	158	198,811
NCL Corp. Ltd.(b)
10.25%, 02/01/26	USD	632	739,440
5.88%, 03/15/26		1,002	1,053,924
Nielsen Finance LLC/Nielsen Finance Co.(b)
5.63%, 10/01/28		2,432	2,642,490
5.88%, 10/01/30		1,365	1,544,156
Royal Caribbean Cruises Ltd.(b)
10.88%, 06/01/23		565	642,902
9.13%, 06/15/23		884	959,140
11.50%, 06/01/25		1,215	1,420,396
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	EUR	200	255,960

			16,804,943

Consumer Finance — 3.0%
Encore Capital Group, Inc.
4.88%, 10/15/25		100	127,059
5.38%, 02/15/26	GBP	100	138,596
Iron Mountain UK PLC, 3.88%, 11/15/25		200	277,081
MPH Acquisition Holdings LLC, 5.75%, 11/01/28(b) .	USD	3,951	3,883,043
Navient Corp.
6.13%, 03/25/24		1,359	1,450,733
5.88%, 10/25/24		665	706,563
5.00%, 03/15/27		42	42,368
OneMain Finance Corp.
6.88%, 03/15/25		585	679,331
8.88%, 06/01/25		433	489,831
7.13%, 03/15/26		2,395	2,832,087
6.63%, 01/15/28		720	855,000
5.38%, 11/15/29		113	127,125
4.00%, 09/15/30		773	802,073
Refinitiv US Holdings, Inc.
4.50%, 05/15/26(b)	EUR	2,465	3,165,700
4.50%, 05/15/26		595	764,134
6.25%, 05/15/26(b)	USD	318	339,465
8.25%, 11/15/26(b)		5,788	6,316,155
Sabre GLBL, Inc.(b)
5.25%, 11/15/23		219	221,738
9.25%, 04/15/25		2,638	3,139,220
7.38%, 09/01/25		1,322	1,434,370
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(b)		1,506	1,566,240
Verscend Escrow Corp., 9.75%, 08/15/26(b)		9,470	10,263,112
WEX, Inc., 4.75%, 02/01/23(b)		4,000	4,005,000

			43,626,024

Containers & Packaging — 0.7%
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		965	1,063,575
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26		439	455,462
Graham Packaging Co., Inc., 7.13%, 08/15/28(b)		554	612,170
Graphic Packaging International LLC(b) 4.75%, 07/15/27		574	635,705

Security		Par (000)	Value

Containers & Packaging (continued)
Graphic Packaging International LLC(b) (continued)
3.50%, 03/15/28	USD	269	$278,751
3.50%, 03/01/29		283	289,368
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28(b)		843	866,182
Intertape Polymer Group, Inc., 7.00%, 10/15/26(b)		747	792,201
LABL Escrow Issuer LLC(b)
6.75%, 07/15/26		2,208	2,391,198
10.50%, 07/15/27		944	1,063,180
Sealed Air Corp.(b)
5.13%, 12/01/24		142	154,780
6.88%, 07/15/33		700	924,000
WEPA Hygieneprodukte GmbH, (3 mo. EURIBOR + 2.88%), 2.88%, 12/15/26(a)	EUR	100	122,226

			9,648,798

Diversified Consumer Services — 2.0%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b)
6.63%, 07/15/26	USD	10,303	10,986,089
9.75%, 07/15/27		3,625	3,951,250
Ascend Learning LLC, 6.88%, 08/01/25		4,706	4,839,023
Brink’s Co., 5.50%, 07/15/25(b)		281	299,968
Garda World Security Corp.(b)
4.63%, 02/15/27		1,802	1,820,020
9.50%, 11/01/27		1,130	1,251,475
Graham Holdings Co., 5.75%, 06/01/26(b)		705	740,250
Laureate Education, Inc., 8.25%, 05/01/25(b)		452	479,120
Service Corp. International
5.13%, 06/01/29		269	297,918
3.38%, 08/15/30		1,357	1,411,565
Sotheby’s, 7.38%, 10/15/27(b)		2,688	2,879,520

			28,956,198

Diversified Financial Services — 1.7%
Ally Financial, Inc., 8.00%, 11/01/31		6,309	9,260,792
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	225	306,420
Barclays PLC, 5.20%, 05/12/26	USD	800	930,176
BNP Paribas SA, 6.50%(f)		22	22,220
Cabot Financial Luxembourg SA, 7.50%, 10/01/23 .	GBP	44	61,320
Central Garden & Pet Co., 4.13%, 10/15/30	USD	1,036	1,080,030
Citigroup, Inc., (5 year CMT + 3.60%), 4.00%(a)(f)		855	877,444
Credit Suisse Group AG, (5 year CMT + 3.55%), 4.50%(a)(b)(f)		1,085	1,090,316
Fairstone Financial, Inc., 7.88%, 07/15/24(b)		852	903,120
Garfunkelux Holdco 3 SA
6.75%, 11/01/25	EUR	138	172,802
7.75%, 11/01/25	GBP	100	140,445
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(b)(g)	USD	1,699	1,515,834
Goldman Sachs Group, Inc., Series R, (5 year CMT + 3.22%), 4.95%(a)(f)		3,780	3,998,938
HSBC Holdings PLC, (5 year CMT + 3.65%), 4.60%(a)(f)		445	452,841
Intrum AB
4.88%, 08/15/25	EUR	100	126,135
3.50%, 07/15/26		201	243,096
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(b)
5.25%, 03/15/22	USD	264	265,320
4.25%, 02/01/27		1,504	1,477,680

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	63

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
Spectrum Brands, Inc.(b)
5.00%, 10/01/29	USD	566	$607,827
5.50%, 07/15/30		792	853,380
Starwood Property Trust Inc., 5.50%, 11/01/23(b)		157	164,065
UniCredit SpA(a)
(5 year EUR Swap + 2.80%), 2.73%, 01/15/32	EUR	200	246,778
(5 year EURIBOR ICE Swap Rate + 4.74%), 4.88%, 02/20/29		200	266,096

			25,063,075

Diversified Telecommunication Services — 5.2%
CenturyLink, Inc.
5.13%, 12/15/26(b)	USD	5,470	5,776,101
4.00%, 02/15/27(b)		2,336	2,411,920
4.50%, 01/15/29(b)		3,236	3,292,630
Series P, 7.60%, 09/15/39		1,857	2,256,255
Series U, 7.65%, 03/15/42		2,489	3,011,690
Series W, 6.75%, 12/01/23		1,228	1,367,685
Series Y, 7.50%, 04/01/24		1,254	1,420,155
Cincinnati Bell, Inc.(b)
7.00%, 07/15/24		1,479	1,538,160
8.00%, 10/15/25		408	435,030
Consolidated Communications, Inc., 6.50%, 10/01/28(b)		2,397	2,564,790
Frontier Communications Corp.(b)
5.88%, 10/15/27		2,553	2,760,431
5.00%, 05/01/28		3,673	3,829,102
6.75%, 05/01/29		2,270	2,428,900
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(b)		370	378,788
Level 3 Financing, Inc.(b)
4.63%, 09/15/27		489	510,729
4.25%, 07/01/28		3,754	3,857,235
3.63%, 01/15/29		2,018	2,012,955
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(g)		189	201,226
SoftBank Group Corp.
4.75%, 09/19/24		200	209,504
4.75%, 07/30/25	EUR	515	684,704
3.13%, 09/19/25		500	625,851
5.00%, 04/15/28		400	544,123
4.00%, 09/19/29		100	129,407
Sprint Capital Corp.
6.88%, 11/15/28	USD	4,167	5,494,106
8.75%, 03/15/32		7,033	11,135,876
Switch Ltd., 3.75%, 09/15/28(b)		1,778	1,804,670
Telecom Italia Capital SA
6.38%, 11/15/33		1,521	1,870,830
6.00%, 09/30/34		2,322	2,828,405
7.20%, 07/18/36		266	358,879
7.72%, 06/04/38		539	749,210
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	83	149,097
Telecom Italia SpA
4.00%, 04/11/24		139	183,452
5.30%, 05/30/24(b)	USD	1,049	1,140,787
2.75%, 04/15/25	EUR	239	305,495
3.00%, 09/30/25		100	129,987

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Zayo Group Holdings, Inc.(b)
4.00%, 03/01/27	USD	1,113	$1,115,783
6.13%, 03/01/28		6,026	6,372,495

			75,886,443

Electric Utilities — 0.8%
FirstEnergy Corp.
2.65%, 03/01/30		142	142,450
Series B, 3.90%, 07/15/27		524	577,603
Series B, 2.25%, 09/01/30		117	113,174
Series C, 4.85%, 07/15/47		2,605	3,241,910
Series C, 3.40%, 03/01/50		1,050	1,005,725
FirstEnergy Transmission LLC(b)
5.45%, 07/15/44		1,649	2,092,356
4.55%, 04/01/49		796	929,594
NextEra Energy Operating Partners LP, 4.25%, 07/15/24(b)		858	918,060
PG&E Corp., 5.25%, 07/01/30		1,791	1,970,100
Pike Corp., 5.50%, 09/01/28(b)		874	923,162

			11,914,134

Electrical Equipment(b) — 0.2%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26		1,964	2,062,200
GrafTech Finance, Inc., 4.63%, 12/15/28		717	725,066

			2,787,266

Electronic Equipment, Instruments & Components — 0.5%
Belden, Inc., 3.88%, 03/15/28	EUR	100	127,125
Brightstar Escrow Corp., 9.75%, 10/15/25(b)	USD	477	509,794
BWX Technologies, Inc.(b)
5.38%, 07/15/26		200	207,750
4.13%, 06/30/28		1,344	1,399,440
CDW LLC/CDW Finance Corp.
4.13%, 05/01/25		1,071	1,120,459
3.25%, 02/15/29		2,062	2,102,621
Energizer Holdings, Inc.(b)
4.75%, 06/15/28		714	751,485
4.38%, 03/31/29		96	99,410
Itron, Inc., 5.00%, 01/15/26(b)		231	235,909
Xerox Corp., 4.80%, 03/01/35		1,375	1,385,312

			7,939,305

Energy Equipment & Services — 0.7%
Archrock Partners LP/Archrock Partners Finance Corp.(b)
6.88%, 04/01/27		1,214	1,306,568
6.25%, 04/01/28		1,477	1,537,498
ChampionX Corp., 6.38%, 05/01/26		1,109	1,120,090
Pioneer Energy Services Corp.(b)(d)(g)
(11.00% Cash), 11.00%, 05/15/25		2,056	1,645,065
(5.00% PIK), 5.00%, 11/15/25(j)		1,448	782,362
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		2,237	2,337,665
6.88%, 09/01/27		1,702	1,817,021

			10,546,269

64	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Environmental, Maintenance, & Security Service — 1.1%
Clean Harbors, Inc.(b)
4.88%, 07/15/27	USD	678	$707,364
5.13%, 07/15/29		1,069	1,167,882
Covanta Holding Corp., 5.00%, 09/01/30		467	499,661
GFL Environmental, Inc.(b)
4.25%, 06/01/25		487	505,263
3.75%, 08/01/25		1,369	1,403,225
5.13%, 12/15/26		2,531	2,692,351
8.50%, 05/01/27		1,340	1,487,400
4.00%, 08/01/28		1,780	1,793,350
3.50%, 09/01/28		1,671	1,701,287
Stericycle Inc., 3.88%, 01/15/29(b)		828	850,770
Tervita Corp., 11.00%, 12/01/25(b)		581	625,179
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		2,432	2,486,720

			15,920,452

Equity Real Estate Investment Trusts (REITs) — 2.4%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(b)		1,701	1,675,485
Diversified Healthcare Trust, 9.75%, 06/15/25		1,006	1,142,957
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27(b)		1,409	1,452,660
Host Hotels & Resorts LP, Series I, 3.50%, 09/15/30		620	653,197
Iron Mountain, Inc.(b)
4.88%, 09/15/29		274	289,070
5.25%, 07/15/30		2,169	2,342,520
5.63%, 07/15/32		2,512	2,769,480
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24		1,472	1,598,813
4.63%, 06/15/25(b)		1,948	2,086,308
4.50%, 09/01/26		2,274	2,446,597
5.75%, 02/01/27		117	131,259
4.50%, 01/15/28		1,964	2,089,460
3.88%, 02/15/29(b)		2,191	2,240,297
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27		394	419,117
4.63%, 08/01/29		2,863	3,059,831
3.50%, 03/15/31		2,377	2,454,252
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.Issuer, 5.88%, 10/01/28(b)		465	495,225
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27		3,304	3,419,640
Service Properties Trust
4.50%, 06/15/23		220	221,100
4.35%, 10/01/24		217	214,288
7.50%, 09/15/25		1,798	2,071,870
5.50%, 12/15/27		658	719,430
Starwood Property Trust, Inc., 5.00%, 12/15/21		1,027	1,044,223

			35,037,079

Food & Staples Retailing — 3.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
5.75%, 03/15/25		34	35,020
3.25%, 03/15/26(b)		1,678	1,703,170
4.63%, 01/15/27(b)		1,668	1,774,335

Security		Par (000)	Value

Food & Staples Retailing (continued)
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (continued)
5.88%, 02/15/28(b)	USD	2,805	$3,052,373
4.88%, 02/15/30(b)		765	842,938
Iceland Bondco PLC, BRTCK3871, 4.63%, 03/15/25	GBP	100	135,377
Kraft Heinz Foods Co.
4.25%, 03/01/31(b)	USD	3,573	3,984,101
5.00%, 07/15/35		750	909,182
6.88%, 01/26/39		1,474	2,042,458
4.63%, 10/01/39(b)		497	554,928
6.50%, 02/09/40		980	1,324,675
5.00%, 06/04/42		15	17,599
5.20%, 07/15/45		626	744,348
4.38%, 06/01/46		1,594	1,724,620
4.88%, 10/01/49(b)		5,270	6,148,105
5.50%, 06/01/50(b)		6,739	8,489,472
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(b)		1,673	1,867,486
Picard Groupe SAS, (3 mo. EURIBOR + 3.00%), 3.00%, 11/30/23(a)	EUR	300	365,579
Post Holdings, Inc.(b)
5.00%, 08/15/26	USD	22	22,715
5.75%, 03/01/27		4	4,235
5.63%, 01/15/28		484	515,460
5.50%, 12/15/29		40	43,650
4.63%, 04/15/30		1,138	1,197,130
Premier Foods Finance PLC, 6.25%, 10/15/23	GBP	100	140,853
Quatrim SASU, 5.88%, 01/15/24	EUR	100	126,581
Sysco Corp.
6.60%, 04/01/40	USD	1,100	1,609,032
6.60%, 04/01/50		1,100	1,694,178
TreeHouse Foods, Inc., 4.00%, 09/01/28		405	418,922
U.S. Foods, Inc., 6.25%, 04/15/25(b)		841	898,819
United Natural Foods, Inc., 6.75%, 10/15/28(b)		696	728,176

			43,115,517

Food Products — 0.9%
Aramark Services, Inc.
5.00%, 04/01/25(b)		20	20,600
6.38%, 05/01/25(b)		1,371	1,465,256
4.75%, 06/01/26		140	144,123
5.00%, 02/01/28(b)		914	963,128
Chobani LLC/Chobani Finance Corp., Inc.(b)
7.50%, 04/15/25		2,200	2,306,920
4.63%, 11/15/28		1,493	1,515,395
JBS USA LUX SA/JBS USA Finance, Inc.(b)
5.75%, 06/15/25		2,552	2,633,026
6.75%, 02/15/28		1,116	1,248,874
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/29(b)		1,137	1,323,582
Simmons Foods, Inc., 7.75%, 01/15/24(b)		1,306	1,359,872
Tereos Finance Groupe I SA, 7.50%, 10/30/25	EUR	145	187,360

			13,168,136

Gas Utilities — 0.1%
Ferrellgas LP/Ferrellgas Finance Corp., 10.00%, 04/15/25(b)	USD	1,618	1,788,731

Health Care Equipment & Supplies(b) — 1.2%
Avantor Funding, Inc., 4.63%, 07/15/28		5,020	5,308,650

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	65

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Equipment & Supplies (continued)
Hologic, Inc.
4.63%, 02/01/28	USD	439	$465,889
3.25%, 02/15/29		507	515,872
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA
7.38%, 06/01/25		3,136	3,339,840
7.25%, 02/01/28		7,407	7,814,385

			17,444,636

Health Care Providers & Services — 5.7%
Acadia Healthcare Co., Inc.
5.63%, 02/15/23		240	240,600
5.50%, 07/01/28(b)		1,071	1,150,308
5.00%, 04/15/29(b)		834	890,295
AdaptHealth LLC(b)
6.13%, 08/01/28		744	798,870
, 08/01/29(i)		374	384,285
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		1,561	1,722,954
Centene Corp.
5.38%, 06/01/26(b)		418	440,869
5.38%, 08/15/26(b)		1,659	1,752,319
4.25%, 12/15/27		1,209	1,281,540
4.63%, 12/15/29		5,407	6,002,905
3.00%, 10/15/30		1,631	1,728,697
CHS/Community Health Systems, Inc.(b)
8.63%, 01/15/24		3,460	3,607,050
6.63%, 02/15/25		2,321	2,442,806
8.00%, 03/15/26		6,249	6,733,297
5.63%, 03/15/27		4,580	4,924,645
6.00%, 01/15/29		3,440	3,716,094
Encompass Health Corp.
4.50%, 02/01/28		131	136,895
4.75%, 02/01/30		345	369,581
4.63%, 04/01/31		520	556,400
HCA, Inc.
5.38%, 02/01/25		590	663,473
5.88%, 02/15/26		142	163,300
5.63%, 09/01/28		1,761	2,077,980
5.88%, 02/01/29		2,666	3,208,478
3.50%, 09/01/30		5,021	5,335,195
Legacy LifePoint Health LLC(b)
6.75%, 04/15/25		1,050	1,127,500
4.38%, 02/15/27		420	420,525
LifePoint Health, Inc., 5.38%, 01/15/29(b)		777	775,329
Molina Healthcare, Inc.(b)
4.38%, 06/15/28		1,368	1,439,820
3.88%, 11/15/30		1,268	1,359,930
Prime Healthcare Services, Inc., 7.25%, 11/01/25(b)		782	830,875
Providence Service Corp., 5.88%, 11/15/25(b)		391	413,483
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26(b)		433	476,300
Surgery Center Holdings, Inc.(b)
6.75%, 07/01/25		1,992	2,026,860
10.00%, 04/15/27		3,515	3,884,075
Teleflex, Inc.
4.88%, 06/01/26		751	782,009
4.63%, 11/15/27		214	229,988
4.25%, 06/01/28(b)		1,829	1,938,740
Tenet Healthcare Corp.
4.63%, 07/15/24		1,378	1,412,478

Security		Par (000)	Value

Health Care Providers & Services (continued)
Tenet Healthcare Corp. (continued)
4.63%, 09/01/24(b)	USD	1,234	$1,274,105
7.50%, 04/01/25(b)		833	910,052
4.88%, 01/01/26(b)		4,694	4,910,440
6.25%, 02/01/27(b)		559	592,540
5.13%, 11/01/27(b)		2,492	2,638,405
4.63%, 06/15/28(b)		465	487,087
6.13%, 10/01/28(b)		2,410	2,511,172
Vizient, Inc., 6.25%, 05/15/27(b)		2,585	2,778,875

			83,549,424

Health Care Technology — 1.4%
Catalent Pharma Solutions, Inc.
5.00%, 07/15/27(b)		625	660,088
2.38%, 03/01/28	EUR	432	528,882
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(b)	USD	6,190	6,313,800
Charles River Laboratories International, Inc., 4.25%, 05/01/28(b)		1,108	1,160,630
IQVIA, Inc.
3.25%, 03/15/25	EUR	800	987,093
5.00%, 10/15/26(b)	USD	1,504	1,571,680
5.00%, 05/15/27(b)		1,811	1,925,138
Mednax, Inc.(b)
5.25%, 12/01/23		933	944,476
6.25%, 01/15/27		1,163	1,247,271
Syneos Health, Inc., 3.63%, 01/15/29(b)		2,207	2,213,102
Synlab Bondco PLC, (3 mo. EURIBOR + 4.75%), 4.75%, 07/01/25(a)	EUR	275	342,589
West Street Merger Sub, Inc., 6.38%, 09/01/25(b)	USD	2,240	2,296,000

			20,190,749

Healthcare — 0.0%
Akumin, Inc., 7.00%, 11/01/25(b)		294	308,700

Hotels, Restaurants & Leisure — 6.3%
1011778 BC ULC/New Red Finance, Inc.(b)
5.75%, 04/15/25		648	693,360
3.88%, 01/15/28		1,312	1,332,690
4.38%, 01/15/28		1,701	1,752,030
3.50%, 02/15/29		571	570,286
4.00%, 10/15/30		608	616,165
Accor SA, 0.70%, 12/07/27(j)	EUR	235	148,902
Affinity Gaming, 6.88%, 12/15/27(b)	USD	608	637,056
Boyd Gaming Corp.
8.63%, 06/01/25(b)		1,191	1,324,618
6.38%, 04/01/26		585	607,704
4.75%, 12/01/27		931	967,076
Boyne USA, Inc., 7.25%, 05/01/25(b)		1,136	1,191,380
Burger King France SAS, 6.00%, 05/01/24	EUR	100	124,256
Caesars Entertainment, Inc.(b)
6.25%, 07/01/25	USD	7,617	8,112,105
8.13%, 07/01/27		5,311	5,879,396
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)		1,582	1,676,252
CCM Merger, Inc., 6.38%, 05/01/26(b)		915	960,750
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op(b)
5.50%, 05/01/25		3,928	4,094,940
6.50%, 10/01/28		293	317,729
Churchill Downs, Inc.(b)
5.50%, 04/01/27		3,439	3,641,041
4.75%, 01/15/28		1,528	1,608,220

66	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Cirsa Finance International Sarl, 4.75%, 05/22/25	EUR	247	$293,600
Codere Finance 2 Luxembourg SA, 11.63%, 11/01/23(b)(c)(g)(h)	USD	200	130,000
Codere Finance Luxembourg SA, 10.75%, 09/30/23(k)	EUR	113	142,173
Dave & Buster’s, Inc., 7.63%, 11/01/25(b)	USD	1,059	1,114,598
Gamma Bidco SpA, 6.25%, 07/15/25	EUR	249	316,359
GLP Capital LP/GLP Financing II, Inc.
5.25%, 06/01/25	USD	1,963	2,208,532
5.38%, 04/15/26		602	690,897
Golden Nugget, Inc., 6.75%, 10/15/24(b)		6,456	6,409,646
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25(b)		772	820,250
5.13%, 05/01/26		38	39,235
5.75%, 05/01/28(b)		600	652,500
4.88%, 01/15/30		2,616	2,857,980
4.00%, 05/01/31(b)		2,151	2,269,542
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		240	254,022
InterContinental Hotels Group PLC, 3.38%, 10/08/28	GBP	125	187,801
International Game Technology PLC, 3.50%, 07/15/24	EUR	200	254,470
IRB Holding Corp., 7.00%, 06/15/25(b)	USD	794	867,445
Las Vegas Sands Corp.
2.90%, 06/25/25		238	249,051
3.50%, 08/18/26		259	277,154
3.90%, 08/08/29		239	257,031
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		386	403,370
MGM Resorts International
7.75%, 03/15/22		2,168	2,308,920
6.00%, 03/15/23		1,243	1,334,671
5.75%, 06/15/25		322	356,019
Newell Brands Inc., 4.88%, 06/01/25		506	556,752
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(b)		591	632,370
Powdr Corp., 6.00%, 08/01/25(b)		1,098	1,155,645
Scientific Games International, Inc.
8.63%, 07/01/25(b)		1,054	1,154,130
5.00%, 10/15/25(b)		2,186	2,255,712
3.38%, 02/15/26	EUR	800	968,769
8.25%, 03/15/26(b)	USD	3,634	3,915,998
7.00%, 05/15/28(b)		706	759,098
7.25%, 11/15/29(b)		241	264,498
SeaWorld Parks & Entertainment, Inc., 9.50%, 08/01/25(b)		825	895,641
Sisal Group SpA, 7.00%, 07/31/23	EUR	69	84,828
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)	USD	4,350	4,698,000
Station Casinos LLC, 4.50%, 02/15/28(b)		1,147	1,155,603
Stonegate Pub Co. Financing PLC
8.00%, 07/13/25	GBP	136	184,389
8.25%, 07/31/25		100	138,459
Vail Resorts, Inc., 6.25%, 05/15/25(b)	USD	811	865,743
Wyndham Destinations, Inc., 6.63%, 07/31/26(b)		871	997,295
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(b)		811	842,670

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)	USD	1,353	$1,394,605
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b)
7.75%, 04/15/25		1,164	1,261,485
5.13%, 10/01/29		2,740	2,870,150
Yum! Brands, Inc.
3.88%, 11/01/23		721	754,346
7.75%, 04/01/25(b)		1,888	2,090,960
4.75%, 01/15/30(b)		688	754,392
3.63%, 03/15/31		338	341,661
5.35%, 11/01/43		30	33,900

			91,978,321

Household Durables — 1.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/28(b)		406	427,315
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.(b)
6.25%, 09/15/27		1,234	1,312,667
4.88%, 02/15/30		1,783	1,843,176
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(b)		1,212	1,295,325
Diebold Nixdorf, Inc., 9.38%, 07/15/25(b)		645	722,400
Hurricane Finance PLC, 8.00%, 10/15/25	GBP	100	148,169
Installed Building Products, Inc., 5.75%, 02/01/28(b)	USD	723	769,995
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26(b) .		2,650	2,782,500
Lennar Corp.
4.75%, 05/30/25		2	2,285
5.25%, 06/01/26		302	357,870
4.75%, 11/29/27		635	750,443
Mattamy Group Corp.(b)
5.25%, 12/15/27		830	877,725
4.63%, 03/01/30		1,141	1,209,460
MDC Holdings, Inc., 6.00%, 01/15/43		1,060	1,420,978
Meritage Homes Corp., 5.13%, 06/06/27		286	319,605
NCR Corp.(b)
5.75%, 09/01/27		761	808,563
5.00%, 10/01/28		563	593,965
6.13%, 09/01/29		815	902,612
5.25%, 10/01/30		576	617,760
New Home Co., Inc., 7.25%, 10/15/25(b)		378	388,202
PulteGroup, Inc.
5.00%, 01/15/27		106	125,080
7.88%, 06/15/32		94	140,648
6.38%, 05/15/33		2,805	3,843,130
Taylor Morrison Communities, Inc.(b)
5.88%, 06/15/27		1,377	1,560,582
5.13%, 08/01/30		767	859,040
Toll Brothers Finance Corp., 4.35%, 02/15/28		66	73,260
TRI Pointe Group, Inc., 5.70%, 06/15/28		291	328,539

			24,481,294

Household Products — 0.0%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(b)		370	385,988

Independent Power and Renewable Electricity Producers — 1.6%
Calpine Corp.(b)
5.25%, 06/01/26		420	434,490
4.50%, 02/15/28		2,536	2,637,440

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	67

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
Calpine Corp.(b) (continued)
5.13%, 03/15/28	USD	6,744	$7,094,486
4.63%, 02/01/29		1,697	1,744,991
5.00%, 02/01/31		1,820	1,901,900
3.75%, 03/01/31		1,240	1,228,009
Clearway Energy Operating LLC
5.75%, 10/15/25		159	167,347
4.75%, 03/15/28(b)		690	740,025
NRG Energy, Inc.
5.75%, 01/15/28		14	15,295
4.45%, 06/15/29(b)		2,821	3,271,369
5.25%, 06/15/29(b)		163	179,300
3.63%, 02/15/31(b)		2,032	2,090,522
TerraForm Power Operating LLC(b)
4.25%, 01/31/23		182	188,142
4.75%, 01/15/30		1,053	1,126,710

			22,820,026

Insurance — 2.2%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(b)		316	334,554
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(b)
4.25%, 10/15/27		6,162	6,300,645
6.75%, 10/15/27		8,903	9,526,210
AmWINS Group, Inc., 7.75%, 07/01/26(b)		3,021	3,244,252
Ardonagh Midco 2 PLC, 11.50%, 01/15/27(b)(g)		378	403,515
AssuredPartners, Inc., 5.63%, 01/15/29(b)		1,375	1,435,156
Galaxy Bidco Ltd., 6.50%, 07/31/26	GBP	100	142,647
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)	USD	1,775	1,927,561
Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer Inc., 7.63%, 10/15/25(b)(g)		1,039	1,109,132
HUB International Ltd., 7.00%, 05/01/26(b)		7,164	7,492,040
Liberty Mutual Group, Inc., (5 year EUR Swap + 3.70%), 3.63%, 05/23/59(a)	EUR	100	125,678
Societa Cattolica di Assicurazioni SC, (3 mo. EURIBOR + 4.46%), 4.25%, 12/14/47(a)		100	129,559
Unipol Gruppo SpA, 3.25%, 09/23/30		175	226,245
Willis North America, Inc., 2.95%, 09/15/29	USD	90	98,471

			32,495,665

Interactive Media & Services — 0.8%
Adevinta ASA
2.63%, 11/15/25	EUR	103	128,598
3.00%, 11/15/27		100	126,245
Arches Buyer, Inc.(b)
4.25%, 06/01/28	USD	562	569,137
6.13%, 12/01/28		244	251,979
Cablevision Lightpath LLC(b)
3.88%, 09/15/27		866	871,413
5.63%, 09/15/28		1,201	1,256,546
Netflix, Inc.
4.88%, 04/15/28		400	451,080
5.88%, 11/15/28		1,914	2,294,407
3.88%, 11/15/29	EUR	196	276,509
5.38%, 11/15/29(b)	USD	2,387	2,813,676
3.63%, 06/15/30	EUR	393	545,058
4.88%, 06/15/30(b)	USD	544	625,600
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 10.75%, 06/01/28(b)		485	552,900

Security		Par (000)	Value

Interactive Media & Services (continued)
Twitter, Inc., 3.88%, 12/15/27(b)	USD	699	$744,435
United Group BV
4.88%, 07/01/24	EUR	199	247,971
4.00%, 11/15/27		224	273,037

			12,028,591

Internet Software & Services(b) — 1.2%
Expedia Group, Inc.
6.25%, 05/01/25	USD	2,847	3,299,959
4.63%, 08/01/27		1,210	1,351,576
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27		1,113	1,171,432
Match Group Holdings II LLC
4.63%, 06/01/28		813	852,126
5.63%, 02/15/29		318	346,620
4.13%, 08/01/30		1,400	1,456,000
Uber Technologies, Inc.
7.50%, 05/15/25		4,572	4,938,766
8.00%, 11/01/26		1,744	1,903,349
7.50%, 09/15/27		1,505	1,655,500
6.25%, 01/15/28		1,033	1,123,388

			18,098,716

IT Services — 2.7%
Austin BidCo, Inc., 7.13%, 12/15/28(b)		372	388,275
Banff Merger Sub, Inc.
8.38%, 09/01/26	EUR	100	127,296
9.75%, 09/01/26(b)	USD	9,082	9,809,922
Booz Allen Hamilton, Inc., 3.88%, 09/01/28(b)		1,867	1,923,010
Camelot Finance SA, 4.50%, 11/01/26(b)		3,451	3,601,981
Castle U.S. Holding Corp., 9.50%, 02/15/28(b)		1,890	1,890,000
Centurion Bidco SpA, 5.88%, 09/30/26	EUR	125	157,097
Dun & Bradstreet Corp.(b)
6.88%, 08/15/26	USD	2,137	2,297,275
10.25%, 02/15/27		1,362	1,535,655
Fair Isaac Corp., 4.00%, 06/15/28(b)		915	963,038
Gartner, Inc.(b)
4.50%, 07/01/28		1,523	1,606,765
3.75%, 10/01/30		2,101	2,213,950
Presidio Holdings, Inc., 4.88%, 02/01/27(b)		2,044	2,168,234
Rackspace Technology Global, Inc., 5.38%, 12/01/28(b)		2,268	2,376,184
Science Applications International Corp., 4.88%, 04/01/28(b)		1,431	1,516,860
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.(b)
5.75%, 06/01/25		1,117	1,186,812
6.75%, 06/01/25		4,922	5,087,133
Unisys Corp., 6.88%, 11/01/27(b)		574	627,095

			39,476,582

Leisure Products — 0.4%
Mattel, Inc.
6.75%, 12/31/25(b)		2,764	2,917,319
5.88%, 12/15/27(b)		769	854,551
6.20%, 10/01/40		349	407,458
5.45%, 11/01/41		948	1,043,132

			5,222,460

Machinery — 1.3%
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28(b)		553	562,677

68	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Machinery (continued)
Clark Equipment Co., 5.88%, 06/01/25(b)	USD	1,375	$1,450,625
Colfax Corp.(b)
6.00%, 02/15/24		1,426	1,477,721
6.38%, 02/15/26		1,004	1,071,770
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(b)(g)		1,472	1,600,800
Loxam SAS, 3.75%, 07/15/26	EUR	115	142,281
Mueller Water Products, Inc., 5.50%, 06/15/26(b)	USD	1,130	1,170,963
Novafives SAS, 5.00%, 06/15/25	EUR	200	212,567
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(b).	USD	932	949,475
Rebecca Bidco GmbH, 5.75%, 07/15/25	EUR	129	165,866
Sofima Holding SpA
3.75%, 01/15/28		123	152,352
(3 mo. EURIBOR + 4.00%), 4.00%, 01/15/28(a) .		117	144,005
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)	USD	813	878,040
Terex Corp., 5.63%, 02/01/25(b)		1,055	1,086,782
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(b)		2,649	2,754,960
Vertical Holdco GmbH, 7.63%, 07/15/28(b)		1,432	1,560,880
Vertical Midco GmbH, 4.38%, 07/15/27	EUR	173	222,388
Vertical US Newco, Inc., 5.25%, 07/15/27(b)	USD	3,533	3,744,980

			19,349,132

Media — 13.9%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/28(b)		798	843,885
Altice Financing SA
2.25%, 01/15/25	EUR	170	200,204
7.50%, 05/15/26(b)	USD	4,428	4,672,868
3.00%, 01/15/28	EUR	196	230,208
5.00%, 01/15/28(b)	USD	2,220	2,274,690
Altice France Holding SA(b)
8.00%, 05/15/27	EUR	100	132,415
10.50%, 05/15/27	USD	9,160	10,282,100
6.00%, 02/15/28		2,001	2,026,012
AMC Networks, Inc., 4.75%, 08/01/25		1,216	1,255,763
Block Communications, Inc., 4.88%, 03/01/28(b)		791	814,730
Cable One, Inc., 4.00%, 11/15/30(b)		1,354	1,406,467
CCO Holdings LLC/CCO Holdings Capital Corp.(b)
5.13%, 05/01/27		1,999	2,121,319
5.88%, 05/01/27		142	147,503
5.00%, 02/01/28		262	277,065
5.38%, 06/01/29		2,119	2,322,954
4.75%, 03/01/30		1,252	1,350,908
4.50%, 08/15/30		5,597	5,939,816
4.25%, 02/01/31		4,406	4,643,307
4.50%, 05/01/32		6,316	6,743,720
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.85%, 04/01/61		3,625	3,654,534
Clear Channel International BV, 6.63%, 08/01/25(b)		1,965	2,073,075
Clear Channel Worldwide Holdings, Inc.
9.25%, 02/15/24		3,116	3,154,950
5.13%, 08/15/27(b)		7,948	8,027,480
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(b)		10,767	11,598,212
CSC Holdings LLC
5.25%, 06/01/24		859	929,782
5.75%, 01/15/30(b)		2,953	3,237,226
4.13%, 12/01/30(b)		1,817	1,899,855

Security		Par (000)	Value

Media (continued)
CSC Holdings LLC (continued)
4.63%, 12/01/30(b)	USD	9,480	$9,894,750
3.38%, 02/15/31(b)		2,600	2,551,250
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(b)		1,569	1,274,812
DISH DBS Corp.
6.75%, 06/01/21		2,590	2,642,344
5.88%, 07/15/22		5,096	5,325,320
5.00%, 03/15/23		1,948	2,011,310
7.75%, 07/01/26		5,863	6,566,619
DISH Network Corp.(j)
2.38%, 03/15/24		1,680	1,565,642
3.38%, 08/15/26		2,495	2,378,313
Entercom Media Corp., 6.50%, 05/01/27(b)		2,322	2,359,732
GCI LLC, 4.75%, 10/15/28(b)		448	477,814
Hughes Satellite Systems Corp., 5.25%, 08/01/26 .		755	833,331
Informa PLC, 2.13%, 10/06/25	EUR	125	160,803
Lamar Media Corp., 4.00%, 02/15/30	USD	695	721,063
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(b)		3,216	3,461,220
Liberty Broadband Corp.(b)(j)
1.25%, 09/30/50		1,418	1,431,487
2.75%, 09/30/50		4,538	4,854,581
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(b)(g)		4,128	4,004,160
Lions Gate Capital Holdings LLC(b)
6.38%, 02/01/24		147	150,675
5.88%, 11/01/24		1,016	1,031,240
Live Nation Entertainment, Inc.
2.50%, 03/15/23(j)		953	1,230,133
4.88%, 11/01/24(b)		134	135,675
2.00%, 02/15/25(b)(j)		756	800,027
6.50%, 05/15/27(b)		5,230	5,849,860
4.75%, 10/15/27(b)		624	639,550
, 01/15/28(b)(i)		971	981,098
Lorca Telecom Bondco SAU, 4.00%, 09/18/27	EUR	105	134,841
Meredith Corp., 6.88%, 02/01/26	USD	382	372,450
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(b)		972	1,015,740
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(b)		1,937	1,970,897
Pinewood Finance Co. Ltd., 3.25%, 09/30/25	GBP	206	286,776
Qualitytech LP/QTS Finance Corp., 3.88%, 10/01/28(b)	USD	1,513	1,543,260
Radiate Holdco LLC/Radiate Finance, Inc.(b)
4.50%, 09/15/26		3,306	3,409,312
6.50%, 09/15/28		6,404	6,748,215
Sable International Finance Ltd., 5.75%, 09/07/27(b)		600	638,250
Scripps Escrow II, Inc.(b)
3.88%, 01/15/29		486	505,083
5.38%, 01/15/31		870	906,975
SES SA, (5 year EUR Swap + 5.40%), 5.63%(a)(f)	EUR	200	268,061
Sinclair Television Group, Inc., 4.13%, 12/01/30(b)	USD	3,607	3,690,791
Sirius XM Radio, Inc.(b)
4.63%, 07/15/24		928	961,640
5.50%, 07/01/29		2,576	2,834,405
4.13%, 07/01/30		1,054	1,121,851
Summer BC Holdco A Sarl, 9.25%, 10/31/27	EUR	180	232,219
Summer BC Holdco B Sarl, 5.75%, 10/31/26		400	514,681

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	69

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.00%, 11/15/25(g)	EUR	151	$190,114
TEGNA, Inc., 5.50%, 09/15/24(b)	USD	144	146,340
Tele Columbus AG, 3.88%, 05/02/25	EUR	100	122,385
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(b)	USD	2,000	2,133,000
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(b)		1,477	1,528,695
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)		4,158	4,584,195
Townsquare Media, Inc., 02/01/26(b)(i)		391	409,506
Univision Communications, Inc.(b)
5.13%, 02/15/25		800	806,000
6.63%, 06/01/27		1,732	1,860,255
UPCB Finance VII Ltd., 3.63%, 06/15/29	EUR	260	328,905
Videotron Ltd., 5.13%, 04/15/27(b)	USD	1,786	1,895,392
Virgin Media Finance PLC, 3.75%, 07/15/30	EUR	142	176,510
Virgin Media Secured Finance PLC
5.00%, 04/15/27	GBP	200	286,150
5.50%, 05/15/29(b)	USD	2,441	2,645,434
4.50%, 08/15/30(b)		1,798	1,878,910
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28	GBP	100	139,485
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(b)	USD	3,554	3,696,160
WMG Acquisition Corp.(b)
5.50%, 04/15/26		918	951,277
3.88%, 07/15/30		876	930,987
3.00%, 02/15/31		344	337,120
Ziggo Bond Co. BV(b)
6.00%, 01/15/27		291	307,520
5.13%, 02/28/30		1,395	1,472,143
Ziggo BV
4.25%, 01/15/27	EUR	206	262,322
5.50%, 01/15/27(b)	USD	1,541	1,608,419
2.88%, 01/15/30	EUR	106	131,761
4.88%, 01/15/30(b)	USD	1,250	1,314,062

			202,892,351

Metals & Mining — 3.3%
Allegheny Technologies, Inc., 7.88%, 08/15/23		284	310,793
Arconic Corp.(b)
6.00%, 05/15/25		1,484	1,584,170
6.13%, 02/15/28		1,359	1,465,172
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)		5,101	5,509,080
Constellium SE(b)
5.75%, 05/15/24		1,060	1,081,645
6.63%, 03/01/25		941	960,996
5.88%, 02/15/26		3,827	3,941,810
5.63%, 06/15/28		1,235	1,330,713
Freeport-McMoRan, Inc.
4.38%, 08/01/28		2,188	2,324,750
4.63%, 08/01/30		2,597	2,850,207
5.45%, 03/15/43		6,723	8,370,135
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(b)		1,645	1,669,675
Joseph T Ryerson & Son, Inc., 8.50%, 08/01/28(b) .		850	962,625
Kaiser Aluminum Corp.(b)
6.50%, 05/01/25		861	921,270
4.63%, 03/01/28		447	463,763
New Gold, Inc.(b)
6.38%, 05/15/25		239	249,755

Security		Par (000)	Value

Metals & Mining (continued)
New Gold, Inc.(b) (continued)
7.50%, 07/15/27	USD	2,178	$2,406,690
Novelis Corp.(b)
5.88%, 09/30/26		2,012	2,102,540
4.75%, 01/30/30		4,149	4,469,987
thyssenkrupp AG
1.88%, 03/06/23	EUR	127	154,851
2.88%, 02/22/24		737	905,083
2.50%, 02/25/25		1	1,219
United States Steel Corp., 12.00%, 06/01/25(b)	USD	2,915	3,366,825
Vedanta Resources Finance II PLC, 13.88%, 01/21/24(b)		479	503,249

			47,907,003

Multi-line Retail — 0.5%
Dufry One BV, 2.00%, 02/15/27	EUR	194	221,536
Macy’s, Inc., 8.38%, 06/15/25(b)	USD	3,066	3,404,793
Marks & Spencer PLC, 4.50%, 07/10/27	GBP	200	283,596
Nordstrom, Inc., 8.75%, 05/15/25(b)	USD	2,659	2,978,216

			6,888,141

Offshore Drilling & Other Services(b) — 0.2%
Entegris, Inc.
4.63%, 02/10/26		1,250	1,296,875
4.38%, 04/15/28		1,037	1,105,701

			2,402,576

Oil, Gas & Consumable Fuels — 16.6%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 7.88%, 05/15/26(b)		1,766	1,823,536
Antero Resources Corp., 07/15/26(b)(i)		277	282,731
Apache Corp.
4.88%, 11/15/27		1,094	1,159,640
5.10%, 09/01/40		520	554,450
5.25%, 02/01/42		135	145,508
4.75%, 04/15/43		1,832	1,899,537
4.25%, 01/15/44		229	225,938
5.35%, 07/01/49		305	312,939
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 9.00%, 11/01/27(b)		2,218	2,461,980
Baytex Energy Corp., 8.75%, 04/01/27(b)		1,746	1,111,015
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25(b)		867	923,355
Brand Industrial Services, Inc., 8.50%, 07/15/25(b) .		2,543	2,597,039
Buckeye Partners LP
4.13%, 03/01/25(b)		151	152,888
3.95%, 12/01/26		302	305,926
4.50%, 03/01/28(b)		1,312	1,351,360
5.85%, 11/15/43		816	802,895
5.60%, 10/15/44		1,073	1,031,421
Cellnex Telecom SA, Series CLNX, 0.75%, 11/20/31(j)	EUR	200	234,982
Cenovus Energy, Inc.
3.00%, 08/15/22	USD	453	462,884
3.80%, 09/15/23		257	266,953
5.38%, 07/15/25		1,651	1,861,420
5.40%, 06/15/47		594	697,300
Centennial Resource Production LLC, 6.88%, 04/01/27(b)		1,284	921,270
Cheniere Energy Partners LP
5.63%, 10/01/26		1,480	1,539,200
4.50%, 10/01/29		2,308	2,441,356
5.25%, 10/01/25		329	337,636

70	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Cheniere Energy, Inc., 4.63%, 10/15/28(b)	USD	6,712	$7,047,600
CITGO Petroleum Corp., 7.00%, 06/15/25(b)		1,453	1,449,367
CNX Resources Corp.(b)
7.25%, 03/14/27		1,367	1,462,690
6.00%, 01/15/29		1,343	1,375,883
Comstock Resources, Inc.
7.50%, 05/15/25(b)		2,722	2,788,934
9.75%, 08/15/26		2,912	3,135,387
Continental Resources, Inc.
5.00%, 09/15/22		843	844,265
4.50%, 04/15/23		146	150,541
5.75%, 01/15/31(b)		1,272	1,411,895
4.90%, 06/01/44		1,171	1,158,131
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.25%, 04/01/23		385	385,963
5.63%, 05/01/27(b)		1,096	1,085,040
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		5,663	5,783,225
CVR Energy, Inc.(b)
5.25%, 02/15/25		868	837,620
5.75%, 02/15/28		460	435,850
DCP Midstream Operating LP
5.38%, 07/15/25		1,417	1,557,028
5.63%, 07/15/27		1,044	1,158,840
5.13%, 05/15/29		39	43,256
6.45%, 11/03/36(b)		1,282	1,384,560
6.75%, 09/15/37(b)		2,344	2,531,520
Diamondback Energy, Inc.
4.75%, 05/31/25		710	799,310
3.50%, 12/01/29		3,200	3,418,610
Double Eagle III Midco 1 LLC/Double Eagle Finance Corp., 7.75%, 12/15/25(b)		1,220	1,293,664
eG Global Finance PLC
4.38%, 02/07/25	EUR	133	159,555
6.75%, 02/07/25(b)	USD	1,047	1,078,410
6.25%, 10/30/25	EUR	463	580,837
8.50%, 10/30/25(b)	USD	1,586	1,689,090
Endeavor Energy Resources LP/EER Finance, Inc.(b)
6.63%, 07/15/25		1,039	1,111,730
5.50%, 01/30/26		3,785	3,883,978
5.75%, 01/30/28		2,230	2,405,501
Energy Transfer Operating LP
6.50%, 02/01/42		1,327	1,618,921
5.15%, 03/15/45		269	291,513
6.13%, 12/15/45		185	218,540
6.00%, 06/15/48		1,111	1,309,127
6.25%, 04/15/49		511	618,084
5.00%, 05/15/50		3,626	3,926,571
Energy Transfer Partners LP, 5.80%, 06/15/38		255	292,945
EnLink Midstream LLC
5.63%, 01/15/28(b)		899	917,160
5.38%, 06/01/29		474	460,965
EnLink Midstream Partners LP
4.40%, 04/01/24		1,638	1,616,329
4.15%, 06/01/25		108	105,300
4.85%, 07/15/26		297	289,973
5.60%, 04/01/44		1,350	1,083,375
5.05%, 04/01/45		323	257,395

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EQM Midstream Partners LP
6.00%, 07/01/25(b)	USD	1,338	$1,465,110
4.13%, 12/01/26		361	363,708
6.50%, 07/01/27(b)		1,929	2,172,122
EQT Corp.
3.90%, 10/01/27		1,920	1,907,424
5.00%, 01/15/29		762	803,392
8.75%, 02/01/30		798	977,550
Extraction Oil & Gas, Inc.(b)(c)(h)
7.38%, 05/15/24		2,593	466,740
5.63%, 02/01/26		2,937	528,660
Genesis Energy LP/Genesis Energy Finance Corp.
5.63%, 06/15/24		201	195,975
6.50%, 10/01/25		350	340,375
8.00%, 01/15/27		1,093	1,082,289
7.75%, 02/01/28		188	180,010
Great Western Petroleum LLC/Great Western Finance Corp., 9.00%, 09/30/21(b)		1,813	1,051,540
Harvest Midstream I LP, 7.50%, 09/01/28(b)		1,530	1,627,537
Hess Midstream Operations LP(b)
5.63%, 02/15/26		1,075	1,118,000
5.13%, 06/15/28		862	901,057
Holly Energy Partners LP/Holly Energy Finance Corp., 5.00%, 02/01/28(b)		1,252	1,261,390
Indigo Natural Resources LLC, 6.88%, 02/15/26(b) .		3,118	3,188,155
Ithaca Energy North Sea PLC, 9.38%, 07/15/24(b)		200	195,828
Kinder Morgan Energy Partners LP
4.70%, 11/01/42		1,500	1,716,918
5.00%, 03/01/43		600	704,868
Kinder Morgan, Inc.
5.55%, 06/01/45		535	687,544
5.05%, 02/15/46		428	522,495
MasTec, Inc., 4.50%, 08/15/28(b)		1,122	1,178,100
Matador Resources Co., 5.88%, 09/15/26		3,623	3,550,540
MEG Energy Corp.(b)
7.00%, 03/31/24		2,507	2,532,070
6.50%, 01/15/25		2,625	2,703,881
7.13%, 02/01/27		1,017	1,050,052
MPLX LP
5.20%, 03/01/47		500	608,238
4.70%, 04/15/48		1,721	2,040,899
5.50%, 02/15/49		1,285	1,692,105
Murphy Oil Corp.
5.75%, 08/15/25		833	824,670
6.38%, 12/01/42		141	124,256
Murphy Oil USA, Inc., 4.75%, 09/15/29		928	987,160
New Enterprise Stone & Lime Co. Inc., 9.75%, 07/15/28(b)		438	479,610
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(b)		480	492,000
New Fortress Energy, Inc., 6.75%, 09/15/25(b)		5,973	6,344,401
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		1,640	2,217,245
NuStar Logistics LP
5.75%, 10/01/25		719	765,735
6.00%, 06/01/26		908	982,011
6.38%, 10/01/30		75	84,960
Occidental Petroleum Corp.
2.70%, 08/15/22		2,224	2,226,780
2.70%, 02/15/23		1,420	1,418,651
6.95%, 07/01/24		363	392,040

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	71

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp. (continued)
2.90%, 08/15/24	USD	1,875	$1,804,687
5.50%, 12/01/25		614	640,163
3.40%, 04/15/26		440	419,498
3.20%, 08/15/26		90	84,150
3.00%, 02/15/27		25	22,250
8.88%, 07/15/30		164	192,495
6.13%, 01/01/31		1,235	1,321,697
4.30%, 08/15/39		2,394	2,024,175
6.20%, 03/15/40		3,637	3,600,630
4.50%, 07/15/44		1,099	931,403
4.63%, 06/15/45		2,824	2,461,483
6.60%, 03/15/46		57	57,836
4.40%, 04/15/46		2,413	2,102,845
4.10%, 02/15/47		273	223,164
4.20%, 03/15/48		1,598	1,302,370
4.40%, 08/15/49		472	397,802
Ovintiv Exploration, Inc., 5.75%, 01/30/22		430	446,620
Parkland Corp., 5.88%, 07/15/27(b)		1,223	1,322,344
Parsley Energy LLC/Parsley Finance Corp.(b)
5.38%, 01/15/25		1,806	1,857,290
5.25%, 08/15/25		408	424,932
5.63%, 10/15/27		937	1,025,546
4.13%, 02/15/28		1,738	1,824,900
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(b)		5,637	5,557,518
PDC Energy, Inc.
1.13%, 09/15/21(j)		1,153	1,120,231
6.13%, 09/15/24		978	1,005,003
6.25%, 12/01/25		298	294,275
5.75%, 05/15/26		1,632	1,685,040
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29		498	521,159
3.80%, 09/15/30		419	450,446
6.65%, 01/15/37		535	653,077
5.15%, 06/01/42		215	230,796
4.30%, 01/31/43		590	580,501
4.70%, 06/15/44		375	388,841
4.90%, 02/15/45		873	926,510
QEP Resources, Inc.
5.38%, 10/01/22		2,656	2,765,560
5.25%, 05/01/23		1,558	1,639,795
5.63%, 03/01/26		460	504,413
Range Resources Corp.
5.88%, 07/01/22		230	230,000
5.00%, 08/15/22		1,313	1,299,870
5.00%, 03/15/23		520	507,000
4.88%, 05/15/25		464	438,290
Rattler Midstream LP, 5.63%, 07/15/25(b)		1,222	1,290,737
Sabine Pass Liquefaction LLC, 4.50%, 05/15/30(b)		1,788	2,119,276
SM Energy Co.
6.13%, 11/15/22		203	195,895
10.00%, 01/15/25(b)		4,914	5,282,550
Southwestern Energy Co.
4.10%, 03/15/22		1,362	1,368,810
6.45%, 01/23/25		76	79,040
7.50%, 04/01/26		331	347,219
8.38%, 09/15/28		500	542,500
Sunoco Logistics Partners Operations LP
5.30%, 04/01/44		1,065	1,150,867

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Sunoco Logistics Partners Operations LP (continued)
5.35%, 05/15/45	USD	419	$461,575
5.40%, 10/01/47		1,948	2,176,568
Sunoco LP/Sunoco Finance Corp.
4.88%, 01/15/23		1,170	1,184,742
5.50%, 02/15/26		27	27,675
6.00%, 04/15/27		339	360,364
5.88%, 03/15/28		808	872,640
4.50%, 05/15/29(b)		900	936,000
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(b)
5.50%, 09/15/24		1,057	1,075,497
7.50%, 10/01/25		711	767,588
6.00%, 12/31/30		784	806,775
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.25%, 11/15/23		116	116,580
5.13%, 02/01/25		245	251,125
5.88%, 04/15/26		1,082	1,147,158
5.38%, 02/01/27		188	197,470
6.50%, 07/15/27		786	852,810
5.00%, 01/15/28		1,547	1,632,951
6.88%, 01/15/29		919	1,035,024
5.50%, 03/01/30		1,677	1,820,719
4.88%, 02/01/31(b)		1,732	1,887,170
Transocean, Inc., 11.50%, 01/30/27(b)		965	689,975
UGI International LLC, 3.25%, 11/01/25	EUR	100	125,500
Viper Energy Partners LP, 5.38%, 11/01/27(b)	USD	1,246	1,302,070
Western Midstream Operating LP
3.95%, 06/01/25		907	925,140
4.75%, 08/15/28		145	150,800
5.45%, 04/01/44		1,518	1,535,108
5.30%, 03/01/48		2,281	2,260,380
5.50%, 08/15/48		392	384,783
6.25%, 02/01/50		3,053	3,358,300
Williams Cos., Inc.
5.80%, 11/15/43		1,500	1,957,381
5.10%, 09/15/45		340	420,225
WPX Energy, Inc.
8.25%, 08/01/23		1,006	1,144,949
5.25%, 09/15/24		77	83,874
5.75%, 06/01/26		326	342,708
5.25%, 10/15/27		536	567,956
5.88%, 06/15/28		1,088	1,185,953
4.50%, 01/15/30		2,407	2,551,420

			241,774,180

Personal Products — 0.1%
Coty, Inc.
4.00%, 04/15/23	EUR	200	234,558
4.75%, 04/15/26		100	114,136
6.50%, 04/15/26(b)	USD	100	97,242
Edgewell Personal Care Co., 5.50%, 06/01/28(b)		762	818,922

			1,264,858

Pharmaceuticals — 3.0%
Bausch Health Americas, Inc.(b)
9.25%, 04/01/26		306	341,190
8.50%, 01/31/27		3,330	3,703,526
Bausch Health Cos., Inc.(b)
6.13%, 04/15/25		355	365,884

72	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Bausch Health Cos., Inc.(b) (continued)
9.00%, 12/15/25	USD	339	$374,239
5.75%, 08/15/27		1,292	1,385,670
7.00%, 01/15/28		1,393	1,531,186
5.00%, 01/30/28		1,385	1,427,298
5.00%, 02/15/29		2,842	2,922,144
6.25%, 02/15/29		2,823	3,066,484
7.25%, 05/30/29		2,892	3,250,926
5.25%, 01/30/30		3,763	3,951,150
5.25%, 02/15/31		1,493	1,559,767
Cheplapharm Arzneimittel GmbH
3.50%, 02/11/27	EUR	166	203,301
4.38%, 01/15/28		100	125,102
5.50%, 01/15/28(b)	USD	1,643	1,716,935
Diocle SpA, (3 mo. EURIBOR + 3.88%), 3.88%, 06/30/26(a)	EUR	98	119,616
Elanco Animal Health, Inc., 5.90%, 08/28/28	USD	918	1,083,240
Endo Dac/Endo Finance LLC/Endo Finco, Inc.(b)
9.50%, 07/31/27		1,477	1,648,701
6.00%, 06/30/28		687	583,950
Jaguar Holding Co. II/PPD Development LP(b)
4.63%, 06/15/25		2,488	2,623,870
5.00%, 06/15/28		3,331	3,555,842
Nidda BondCo GmbH
5.00%, 09/30/25	EUR	100	123,372
7.25%, 09/30/25		237	299,665
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24		244	297,606
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25(b)	USD	745	800,875
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)		5,373	5,829,705
Rossini Sarl, 6.75%, 10/30/25	EUR	201	261,513
Teva Pharmaceutical Finance Netherlands II BV
1.88%, 03/31/27		100	110,827
1.63%, 10/15/28		100	107,352

			43,370,936

Real Estate Management & Development — 0.7%
ADLER Group SA
3.25%, 08/05/25		200	254,323
2.75%, 11/13/26		100	125,066
ADLER Real Estate AG, 3.00%, 04/27/26		200	256,889
Consus Real Estate AG, 9.63%, 05/15/24		200	261,980
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28(b)	USD	1,654	1,823,535
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24	EUR	100	118,914
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)	USD	2,113	2,236,716
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		412	419,828
Heimstaden Bostad AB(a)(f)
(5 year EUR Swap + 3.67%), 3.25%	EUR	100	125,525
(5 year EUR Swap + 3.91%), 3.38%		100	126,817
Howard Hughes Corp.(b)
5.38%, 03/15/25	USD	479	493,969
5.38%, 08/01/28		1,769	1,902,559
Peach Property Finance GmbH
3.50%, 02/15/23	EUR	179	223,049
4.38%, 11/15/25		100	127,470

Security		Par (000)	Value

Real Estate Management & Development (continued)
Realogy Group LLC/Realogy Co-Issuer Corp., 7.63%, 06/15/25(b)	USD	684	$742,632
Summit Properties Ltd., 2.00%, 01/31/25	EUR	145	173,425
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32	GBP	500	665,363

			10,078,060

Road & Rail — 0.1%
Autostrade per l’Italia SpA
6.25%, 06/09/22		100	144,332
5.88%, 06/09/24	EUR	300	417,804
1.88%, 11/04/25		100	121,860
CMA CGM SA
6.50%, 07/15/22		100	123,997
7.50%, 01/15/26		115	150,324
Getlink SE, 3.50%, 10/30/25		220	277,052

			1,235,369

Semiconductors & Semiconductor Equipment — 1.1%
ams AG
6.00%, 07/31/25		340	439,680
2.13%, 11/03/27(j)		300	366,041
Infineon Technologies AG, (5 year EUR Swap + 3.39%), 2.88%(a)(f)		200	253,133
Microchip Technology, Inc., 4.25%, 09/01/25(b)	USD	5,208	5,509,769
ON Semiconductor Corp., 3.88%, 09/01/28(b)		1,700	1,759,500
Qorvo, Inc., 3.38%, 04/01/31(b)		1,378	1,422,785
Sensata Technologies BV(b)
5.63%, 11/01/24		1,400	1,564,556
5.00%, 10/01/25		2,021	2,248,362
Sensata Technologies, Inc.(b)
4.38%, 02/15/30		994	1,069,793
3.75%, 02/15/31		1,167	1,209,689

			15,843,308

Software — 3.5%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)		3,505	3,706,537
ANGI Group LLC, 3.88%, 08/15/28(b)		1,361	1,384,817
Black Knight InfoServ LLC, 3.63%, 09/01/28(b)		1,997	2,044,429
Boxer Parent Co., Inc.
6.50%, 10/02/25	EUR	373	481,084
7.13%, 10/02/25(b)	USD	2,034	2,207,800
9.13%, 03/01/26(b)		3,346	3,596,950
BY Crown Parent LLC, 7.38%, 10/15/24(b)		4,370	4,446,475
BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, 01/31/26(b)		3,105	3,182,625
CDK Global, Inc., 5.25%, 05/15/29(b)		512	567,255
MSCI, Inc.(b)
4.75%, 08/01/26		181	188,691
4.00%, 11/15/29		17	18,105
3.63%, 09/01/30		682	712,690
3.88%, 02/15/31		962	1,017,315
Nuance Communications, Inc., 5.63%, 12/15/26		884	935,378
Open Text Corp., 3.88%, 02/15/28(b)		1,263	1,313,520
Open Text Holdings, Inc., 4.13%, 02/15/30(b)		1,640	1,744,632
PTC, Inc.(b)
3.63%, 02/15/25		451	463,643
4.00%, 02/15/28		493	516,726
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(b)		11,061	11,461,961

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	73

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
SS&C Technologies, Inc., 5.50%, 09/30/27(b)	USD	5,506	$5,880,518
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(b)		4,916	5,045,045

			50,916,196

Specialty Retail — 1.0%
Gap, Inc., 8.88%, 05/15/27(b)		932	1,081,120
L Brands, Inc.
6.88%, 07/01/25(b)		2,244	2,436,490
6.63%, 10/01/30(b)		737	819,913
6.88%, 11/01/35		2,966	3,329,335
6.75%, 07/01/36		384	427,824
PetSmart, Inc.(b)
7.13%, 03/15/23		1,421	1,421,000
5.88%, 06/01/25		1,130	1,161,075
Staples, Inc., 7.50%, 04/15/26(b)		3,611	3,770,859
Tendam Brands SAU, (3 mo. EURIBOR + 5.25%), 5.25%, 09/15/24(a)	EUR	100	112,697

			14,560,313

Technology Hardware, Storage & Peripherals — 0.0%
Seagate HDD Cayman, 4.13%, 01/15/31(b)	USD	370	394,513

Textiles, Apparel & Luxury Goods — 0.2%
European TopSoho Sarl, Series SMCP, 4.00%, 09/21/21(j)	EUR	200	160,109
Hanesbrands, Inc., 5.38%, 05/15/25(b)	USD	277	293,072
Levi Strauss & Co., 5.00%, 05/01/25		1,051	1,077,275
William Carter Co.(b)
5.50%, 05/15/25		264	280,364
5.63%, 03/15/27		543	571,508
Wolverine World Wide, Inc., 6.38%, 05/15/25(b)		391	416,415

			2,798,743

Thrifts & Mortgage Finance — 0.5%
Genworth Mortgage Holdings, Inc., 6.50%, 08/15/25(b)		3,140	3,399,050
LD Holdings Group LLC, 6.50%, 11/01/25(b)		279	293,648
MGIC Investment Corp., 5.25%, 08/15/28		857	916,990
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27		422	447,847
5.50%, 08/15/28		1,314	1,379,700
5.13%, 12/15/30		713	745,242

			7,182,477

Transportation — 0.0%
Autostrade per l’Italia SpA, 2.00%, 12/04/28	EUR	326	399,254

Transportation Infrastructure — 0.0%
Heathrow Finance PLC, 4.65%, 09/01/29	GBP	215	292,175
National Express Group PLC, (5 year UK
Government Bond + 4.14%), 4.25%(a)(f)		100	139,964

			432,139

Utilities — 0.2%
ContourGlobal Power Holdings SA, 4.13%, 08/01/25	EUR	127	158,659
Orano SA, 2.75%, 03/08/28		100	128,114

Security		Par (000)	Value

Utilities (continued)
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(b)	USD	2,636	$2,780,980
Thames Water Kemble Finance PLC, 4.63%, 05/19/26	GBP	100	138,104

			3,205,857

Wireless Telecommunication Services — 3.4%
Altice France SA
2.50%, 01/15/25	EUR	169	202,224
7.38%, 05/01/26(b)	USD	5,120	5,388,800
5.88%, 02/01/27	EUR	100	129,965
8.13%, 02/01/27(b)	USD	5,777	6,369,200
5.50%, 01/15/28(b)		2,881	3,012,114
4.13%, 01/15/29	EUR	300	373,459
5.13%, 01/15/29(b)	USD	794	821,790
GLP Capital LP/GLP Financing II, Inc.
5.30%, 01/15/29		180	208,251
4.00%, 01/15/31		1,490	1,625,918
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, 05/01/24(b)		931	996,859
Matterhorn Telecom SA, 4.00%, 11/15/27	EUR	200	250,072
PPF Telecom Group BV, 3.25%, 09/29/27		150	196,533
SBA Communications Corp., 3.88%, 02/15/27	USD	6,927	7,273,350
Sprint Corp.
7.88%, 09/15/23		924	1,069,807
7.13%, 06/15/24		764	893,880
7.63%, 03/01/26		616	764,576
T-Mobile USA, Inc.
6.50%, 01/15/26		182	188,370
4.50%, 02/01/26		424	433,470
4.75%, 02/01/28		357	383,736
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC
6.00%, 04/15/23(b)		1,156	1,179,120
8.25%, 10/15/23		2,711	2,731,333
7.88%, 02/15/25(b)		1,089	1,169,815
VICI Properties LP/VICI Note Co., Inc.(b)
3.50%, 02/15/25		560	572,754
4.25%, 12/01/26		3,382	3,507,641
3.75%, 02/15/27		1,223	1,250,518
4.63%, 12/01/29		1,285	1,374,950
4.13%, 08/15/30		6,027	6,362,282
Vmed O2 UK Financing I PLC, 3.25%, 01/31/31	EUR	200	250,681
VTR Comunicaciones SpA, 5.13%, 01/15/28(b)	USD	1,065	1,133,559

			50,115,027

Total Corporate Bonds — 124.4% (Cost: $1,697,641,407)			1,812,914,280

74	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Floating Rate Loan Interests

Aerospace & Defense(a) — 0.1%
Spirit Aerosystems, Inc., 2020 Term Loan B, (1 mo. LIBOR + 5.25%, 0.75% Floor), 6.00%, 01/15/25.	USD	1,033	$1,040,747
WP CPP Holdings LLC, 2018 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/30/25.		323	300,820

			1,341,567

Airlines(a) — 0.2%
JetBlue Airways Corp., Term Loan, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/17/24		307	315,236
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/20/27		962	999,884
SkyMiles IP Ltd., 2020 Skymiles Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/20/27		1,648	1,706,240

			3,021,360

Auto Components — 0.1%
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 04/30/26(a)		1,425	1,417,093

Building Materials(a) — 0.0%
CP Atlas Buyer, Inc.
2020 Delayed Draw Term Loan B2, (3 mo. LIBOR + 4.50%, 0.75% Floor), 5.25%, 11/23/27		129	128,911
2020 Term Loan B1, (3 mo. LIBOR + 4.50%, 0.75% Floor), 5.25%, 11/23/27		386	386,733

			515,644

Building Products — 0.0%
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/05/24(a)		359	358,691

Capital Markets — 0.0%
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.00%), 3.19%, 06/03/26(a)		650	644,107

Chemicals(a) — 0.6%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/24		3,606	3,590,312
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 08/27/26		2,356	2,362,065
Illuminate Buyer LLC, Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 06/30/27		2,172	2,170,645
Invictus US LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 6.90%, 03/30/26		298	283,755
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 05/15/24		461	453,994

			8,860,771

Commercial Services & Supplies — 0.9%
Asurion LLC, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 6.65%, 08/04/25(a)		2,788	2,805,547
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 12/12/25(a)		492	487,518

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Diamond (BC) BV, USD Term Loan, (3 mo. LIBOR + 3.00%), 3.21%, 09/06/24(a)	USD	2,622	$2,580,332
GFL Environmental, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 05/30/25(b)		548	548,497
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 4.65%, 08/27/25(a)		6,179	6,166,609

			12,588,503

Construction & Engineering(a) — 0.9%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, 06/21/24(i)(l)		11,201	10,900,795
SRS Distribution, Inc.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 05/23/25		1,780	1,749,068
2019 Incremental Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 05/23/25		997	993,642

			13,643,505

Construction Materials — 0.0%
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/25/23(a)		448	448,594

Containers & Packaging — 0.1%
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 3.48%, 04/03/24(a)		1,656	1,595,620

Diversified Consumer Services(a) — 0.2%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 02/01/27		367	365,778
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		562	557,883
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 01/15/27		746	748,109
TruGreen Limited Partnership, 2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.50%, 0.75% Floor), 9.25%, 11/02/28(d)		868	868,000

			2,539,770

Diversified Financial Services(a) — 0.6%
Applecaramel Buyer LLC, Term Loan B, (6 mo. LIBOR + 4.00%), 4.50%, 10/19/27		2,933	2,929,334
Delta TopCo, Inc., 2020 Term Loan B, (6 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 09/30/27		2,298	2,295,773
LBM Acquisition LLC(i)(l)
Delayed Draw Term Loan, 12/09/27		48	47,942
Term Loan B, 12/17/27		216	215,737
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		2,539	2,534,760

			8,023,546

Diversified Telecommunication Services — 1.4%
Frontier Communications Corp., 2020 DIP Exit Term Loan, (1 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 10/08/21(a)		1,624	1,629,083
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23(a)		904	915,463

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	75

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Intelsat Jackson Holdings SA (continued)
2017 Term Loan B4, (PRIME + 5.50%), 8.75%, 01/02/24(a)	USD	1,899	$1,925,896
2017 Term Loan B5, (Fixed), 8.63%, 01/02/24		10,040	10,193,944
2020 DIP Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 07/13/22(a)		4,441	4,522,607
Northwest Fiber LLC, Term Loan B, (1 mo. LIBOR + 5.50%), 5.65%, 04/30/27(a)		1,321	1,323,421

			20,510,414

Entertainment — 0.1%
MSG National Properties LLC, Term Loan, (3 mo. LIBOR + 6.25%, 0.75% Floor), 7.00%, 11/12/25(a)(d)		2,107	2,117,535

Health Care Equipment & Supplies(a) — 0.1%
Ortho-Clinical Diagnostics SA
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 06/30/25		770	757,606
EUR Term Loan B, (3 mo. LIBOR + 3.50%), 3.50%, 06/30/25	EUR	992	1,192,482

			1,950,088

Health Care Providers & Services(a) — 1.0%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/30/25.	USD	943	945,720
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/08/27.		1,143	1,145,164
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 10/10/25 .		3,830	3,183,191
EyeCare Partners LLC, 2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.25%), 8.40%, 02/18/28(d)		3,500	3,185,000
Gentiva Health Services, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.44%, 07/02/25		1,192	1,183,568
Quorum Health Corp., 2020 Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 9.25%, 04/29/25.		1,182	1,153,933
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 11/16/25		442	440,140
Sotera Health Holdings LLC, 2019 Term Loan, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/11/26		2,541	2,548,101
Surgery Center Holdings, Inc., 2020 Incremental Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 09/03/24		91	93,479

			13,878,296

Health Care Services — 0.1%
Azalea Topco, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 3.71%, 07/25/26(a)		988	974,330

Hotels, Restaurants & Leisure(a) — 0.4%
Caesars Resort Collection LLC, 2020 Term Loan B1, (1 mo. LIBOR + 4.50%), 4.65%, 07/20/25		902	902,978
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 10/04/23		2,086	2,009,405

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Golden Nugget, Inc., 2020 Initial Term Loan, (3 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(d)	USD	292	$329,697
IRB Holding Corp., 2020 Fourth Amendment Incremental Term Loan, 11/12/27(i)(l)		2,035	2,035,631

			5,277,711

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.15%, 08/12/26(a)		94	92,323

Industrial Conglomerates(a) — 0.2%
PSAV Holdings LLC, 2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.25%, 09/01/25		1,279	790,947
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, 11/28/23(d)(i)(l)		1,796	1,804,445

			2,595,392

Insurance(a) — 0.4%
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 09/01/27.		1,056	1,052,391
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 12/31/25		2,111	2,074,967
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 4.15%, 09/03/26		1,264	1,258,233
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		1,088	1,094,332

			5,479,923

Interactive Media & Services(a) — 0.1%
Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/31/26		643	642,396
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/06/24.		908	903,199

			1,545,595

Internet & Direct Marketing Retail — 0.1%
CNT Holdings I Corp., 2020 Term Loan, (6 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/08/27(a)		1,272	1,269,812

IT Services(a) — 1.3%
Airbnb, Inc., Term Loan, (1 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 04/17/25		381	412,048
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/01/27		1,473	1,474,539
Peak 10 Holding Corp.
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 3.75%, 08/01/24		867	771,491
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 7.48%, 08/01/25		420	262,874
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 02/12/27		1,085	1,032,170
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/03/23		122	121,729

76	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 10/09/28(d)	USD	10,251	$10,148,490
Veritas US, Inc., 2020 USD Term Loan B, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 09/01/25		4,745	4,727,534

			18,950,875

Life Sciences Tools & Services — 0.1%
Parexel International Corp., Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 09/27/24(a)		1,402	1,376,371

Machinery(a) — 0.5%
MHI Holdings LLC, Term Loan B, (1 mo. LIBOR + 5.00%), 5.15%, 09/21/26		2,354	2,342,149
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 3.27%, 03/28/25		4,758	4,629,554

			6,971,703

Media(a) — 1.0%
Altice Financing SA, 2017 USD Term Loan B, (1 mo. LIBOR + 2.75%), 2.91%, 07/15/25		242	235,855
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 4.24%, 08/14/26		1,005	999,522
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.71%, 08/21/26		4,306	4,136,857
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/12/26		1,018	1,020,558
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		477	428,832
Radiate Holdco LLC, 2020 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 09/25/26.		194	194,304
Terrier Media Buyer, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 12/17/26		852	852,023
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 03/09/27		6,160	6,113,611

			13,981,562

Oil, Gas & Consumable Fuels — 0.7%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan(i)(l)(m)		6,723	7,285,800
Chesapeake Energy Corp., 2019 Last Out Term Loan, 9.00%, 06/24/24(a)(c)(h)		4,162	3,454,423
McDermott Technology Americas, Inc., 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 06/30/24(a)(d)		90	72,319

			10,812,542

Paper & Forest Products — 0.0%
Charter NEX US, Inc., 2020 Term Loan, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 12/01/27(a)		468	470,293

Pharmaceuticals(a) — 0.2%
Endo International PLC, 2017 Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 04/29/24		2,568	2,522,711
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 08/18/22.		409	409,144

			2,931,855

Security		Par (000)	Value

Professional Services — 0.1%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 02/06/26(a)	USD	2,056	$2,055,557

Software — 1.7%
Barracuda Networks, Inc., 2020 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 10/30/28(a)		688	693,535
BMC Software Finance, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 10/02/25(a)		1,656	1,647,312
By Crown Parent LLC, Term Loan B1, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/26(a)		131	131,057
Castle US Holding Corp., USD Term Loan B, (3 mo. LIBOR + 3.75%), 4.00%, 01/29/27(a)		1,186	1,160,718
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24(a)		982	978,140
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.51%, 05/27/24(a)		1,716	1,565,213
Epicor Software Corp.(a)
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 07/31/28		506	526,559
2020 Term Loan, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 07/31/27		1,403	1,409,370
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 10/01/25(a)		1,194	1,191,855
Informatica LLC
2020 USD 2nd Lien Term Loan, (Fixed), 7.13%, 02/25/25		2,634	2,675,486
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 02/25/27(a)		1,271	1,258,496
Mitchell International, Inc.(a)
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 11/29/24		885	867,563
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.40%, 12/01/25		613	591,867
Omnitracs, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.00%), 8.15%, 10/01/28(a)		218	214,730
Planview Parent, Inc., 2nd Lien Term Loan, 0.24%, 12/11/28(a)(d)(l)		850	841,500
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 05/30/25(a)		45	44,438
Sabre GLBL, Inc., 2020 Term Loan B, 6.25%, 12/17/27(a)		485	485,606
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 08/01/25(a)		714	704,309
Solera LLC, USD Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 03/03/23(a)		572	567,156
Sophia LP, 2020 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/07/27(a)		3,397	3,399,412
Tempo Acquisition LLC, 2020 Extended Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 11/02/26(a)		172	170,707

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	77

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.40%, 03/04/28(a)	USD	1,576	$1,589,128
Ultimate Software Group, Inc.(a)
2020 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 05/03/26		885	888,702
Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 05/03/26		567	566,049

			24,168,908

Specialty Retail — 0.2%
PetSmart, Inc., Consenting Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 03/11/22(a)		2,892	2,883,567

Wireless Telecommunication Services — 0.2%
Xplornet Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%), 4.90%, 06/10/27(a)		2,520	2,520,996

Total Floating Rate Loan Interests — 13.6% (Cost: $197,787,148)			197,814,419

		Shares

Investment Companies

Equity Funds — 0.7% iShares Preferred & Income Securities ETF(n)		247,000	9,511,970

Total Investment Companies — 0.7% (Cost: $9,040,084)			9,511,970

		Par (000)

Preferred Securities

Capital Trusts — 4.7%

Automobiles — 0.1%
General Motors Financial Co., Inc., Series C, 5.70%(a)(f)	USD	655	722,137

Banks(f) — 0.5%
Bankia SA, 6.38%(a)	EUR	400	523,477
CaixaBank SA(a)
5.25%		200	250,194
6.75%		200	269,679
CIT Group, Inc., Series A, 5.80%(a)	USD	1,647	1,679,940
Erste Group Bank AG, 6.50%(a)	EUR	200	272,641
ING Groep NV, 6.75%(a)	USD	200	218,000
Intesa Sanpaolo SpA, 7.75%(a)	EUR	200	292,280
National Westminster Bank PLC, Series C, 0.50%(a)	USD	200	184,464
Stichting AK Rabobank Certificaten, 6.50%	EUR	155	250,787
Wells Fargo & Co., Series U, 5.88%(a)	USD	3,035	3,440,931

			7,382,393

Diversified Financial Services(a)(f) — 3.8%
Banco Santander SA
4.38%	EUR	200	244,452
6.75%		200	257,890
Bank of America Corp.
Series AA, 6.10%	USD	8,608	9,753,294
Series DD, 6.30%		432	504,360

Security		Par (000)	Value

Diversified Financial Services (continued)
Bank of America Corp. (continued)
Series X, 6.25%	USD	3,534	$3,921,194
Series Z, 6.50%		1,634	1,866,845
BNP Paribas SA, 4.50%(b)		1,230	1,242,952
Citigroup, Inc., Series Q, 4.32%		1,370	1,363,150
Credit Suisse Group AG(b)
5.10%		860	894,400
6.38%		3,145	3,502,744
5.25%		1,325	1,401,188
6.25%		200	218,475
7.50%		750	817,500
HSBC Holdings PLC, 6.00%		2,298	2,501,948
JPMorgan Chase & Co.
Series FF, 5.00%		5,918	6,225,917
Series HH, 4.60%		1,416	1,462,020
Series I, 3.68%		1,915	1,911,083
Series Q, 5.15%		850	877,642
Series U, 6.13%		4,228	4,608,520
Series V, 3.56%		3,370	3,310,823
Series X, 6.10%		640	701,927
Morgan Stanley, Series H, 3.85%		6,728	6,679,558
Natwest Group PLC, 8.63%		607	630,011
UniCredit SpA, 9.25%	EUR	225	300,984

			55,198,877

Diversified Telecommunication Services(a)(f) — 0.1%
Telefonica Europe BV
5.88%		200	274,566
4.38%		600	795,291

			1,069,857

Electric Utilities — 0.0%
Naturgy Finance BV, 3.38%(a)(f)		100	129,495

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26		320	402,640

Insurance(a)(f) — 0.0%
Achmea BV, 4.63%		200	261,739
Assicurazioni Generali SpA, 4.60%		100	137,069
Legal & General Group PLC, 5.63%	GBP	200	302,901

			701,709

Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25%(b)(f)	USD	400	408,000

Oil, Gas & Consumable Fuels(a)(f) — 0.0%
Abertis Infraestructuras Finance BV, 3.25%	EUR	200	253,187
Repsol International Finance BV
3.75%		100	130,976
4.25%		100	135,450

			519,613

Real Estate Management & Development(a)(f) — 0.0%
Aroundtown SA, 3.38%		200	255,325
Citycon OYJ, 4.50%		100	121,524

			376,849

Utilities(a)(f) — 0.1%
Electricite de France SA
3.00%		200	259,881
2.88%		200	256,547

78	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Utilities (continued)
Electricite de France SA (continued)
3.38%	EUR	400	$531,906
6.00%	GBP	100	155,690

			1,204,024

Wireless Telecommunication Services(a) — 0.1%
Vodafone Group PLC
3.10%, 01/03/79	EUR	400	506,483
4.20%, 10/03/78		200	277,100

			783,583

Total Capital Trusts — 4.7%			68,899,177

		Shares

Preferred Stocks — 0.7%(c)

Banks — 0.0%
CF-B L2 (D) LLC, (Acquired 04/08/15, Cost: $656,674)(o)		671,058	9,059

Insurance — 0.1%
Alliant Holdings, Inc.(d)		1,431	1,408,090

Interactive Media & Services — 0.5%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $7,000,256)(d)(o)		63,886	7,000,256

Wireless Telecommunication Services — 0.1%
Ligado Networks LLC(d)		32,169	1,930,104

Total Preferred Stocks — 0.7%			10,347,509

Total Preferred Securities — 5.4% (Cost: $78,601,013)			79,246,686

Warrants

Oil, Gas & Consumable Fuels — 0.0%
SM Energy Co. (Expires 06/30/23)(c)		106,505	650,746

Total Warrants — 0.0% (Cost: $456,911)			650,746

Total Long-Term Investments — 146.0% (Cost: $2,036,835,688)			2,127,272,503

Options Purchased — 0.0% (Cost: $10,317)			4,215

Total Investments — 146.0% (Cost: $2,036,846,005)			2,127,276,718
Liabilities in Excess of Other Assets — (46.0)%			(670,369,808)

Net Assets — 100.0%			$1,456,906,910

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(f)	Perpetual security with no stated maturity date.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	When-issued security.
(j)	Convertible security.
(k)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(l)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(m)	Fixed rate.
(n)	Affiliate of the Trust.
(o)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $7,009,315, representing 0.48% of its net assets as of period end, and an original cost of $7,656,930.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	79

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class(a)	$—	$—	(b)	$—	$—	$—	$—	—	$9,211	$—
iShares iBoxx $ High Yield Corporate Bond ETF(a)	37,616,423	28,561,781		(65,929,644)	177,865	(426,425)	—	—	156,483	—
iShares Preferred & Income Securities ETF	—	9,040,084		—	—	471,886	9,511,970	247,000	167,655	—

					$177,865	$45,461	$9,511,970		$333,349	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	250	03/22/21	$34,520	$(54,930)
Long U.S. Treasury Bond	69	03/22/21	11,950	82,701
U.S. Treasury Ultra Bond	129	03/22/21	27,550	109,839
5-Year U.S. Treasury Note	180	03/31/21	22,710	(50,188)

				$87,422

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	4,533,000	USD	5,515,544	Commonwealth Bank of Australia	01/06/21	$22,358
EUR	461,000	USD	558,853	Toronto-Dominion Bank	01/06/21	4,344
USD	24,644,986	EUR	20,124,500	UBS AG	02/03/21	42,683

						69,385

EUR	20,124,500	USD	24,628,363	UBS AG	01/06/21	(42,547)
USD	422,044	CAD	548,000	Royal Bank of Canada	01/06/21	(8,475)
USD	41,000	EUR	34,000	Citibank N.A.	01/06/21	(537)
USD	26,377,362	EUR	22,123,500	Goldman Sachs International	01/06/21	(650,603)
USD	129,012	EUR	107,000	Morgan Stanley & Co. International PLC	01/06/21	(1,709)
USD	251,908	EUR	208,000	Morgan Stanley & Co. International PLC	01/06/21	(2,203)
USD	280,659	EUR	230,000	Morgan Stanley & Co. International PLC	01/06/21	(329)
USD	393,919	EUR	326,000	Morgan Stanley & Co. International PLC	01/06/21	(4,351)
USD	110,186	EUR	91,000	Toronto-Dominion Bank	01/06/21	(987)
USD	26,495,015	EUR	22,123,500	UBS AG	01/06/21	(532,951)
USD	6,068,138	GBP	4,541,000	BNP Paribas S.A.	01/06/21	(141,754)

						(1,386,446)

						$(1,317,061)

80	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Stoxx Euro 600 Telecom	69	06/18/21	EUR	230.00	EUR	10	$4,215

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Nordstrom, Inc.	1.00%	Quarterly	Barclays Bank PLC	06/20/25	USD	318	$19,710	$67,864	$(48,154)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank PLC	12/20/23	NR		USD	856	$(20,436)	$(40,167)	$19,731
Altice France SA	5.00	Quarterly	Credit Suisse International	06/20/25	B		EUR	80	8,920	8,309	611
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/25	NR		USD	1,221	(86,362)	(149,722)	63,360
Rolls-Royce PLC	1.00	Quarterly	Citibank N.A.	06/20/25	BB-		EUR	38	(3,657)	(6,041)	2,384
Rolls-Royce PLC	1.00	Quarterly	Citibank N.A.	06/20/25	BB-		EUR	82	(8,019)	(13,291)	5,272
GKN Holdings PLC	1.00	Quarterly	Citibank N.A.	12/20/25	BB+		EUR	60	(3,060)	(3,099)	39

									$(112,614)	$(204,011)	$91,397

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

										Upfront
Paid by the Trust		Received by the Trust								Premium	Unrealized
Rate	Frequency	Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Paid (Received)	Appreciation Depreciation
3-Month LIBOR, plus 0.24%.	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	03/20/21	USD	7,709	$573,180	$262	$572,918
3-Month LIBOR, plus 0.24%.	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	03/20/21	USD	1,000	72,993	34	72,959
3-Month LIBOR, plus 0.24%.	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	03/20/21	USD	1,000	56,950	34	56,916
3-Month LIBOR, plus 0.24%.	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	06/20/21	USD	1,386	60,109	18	60,091
3-Month LIBOR, plus 0.24%.	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	06/20/21	USD	3,000	38,111	57	38,054
3-Month LIBOR, plus 0.24%.	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	06/20/21	USD	5,119	136,979	129	136,850
3-Month LIBOR, plus 0.24%.	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	06/20/21	USD	1,800	36,312	45	36,267
3-Month LIBOR, plus 0.24%.	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Barclays Bank PLC	N/A	06/20/21	USD	5,044	39,800	127	39,673

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	81

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT)

OTC Total Return Swaps (continued)

										Upfront
Paid by the Trust		Received by the Trust								Premium	Unrealized
Rate	Frequency	Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Paid (Received)	Appreciation Depreciation
3-Month LIBOR, plus 0.24%.	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	06/20/21	USD	1,707	$41,445	$43	$41,402
3-Month LIBOR, plus 0.24%.	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	09/20/21	USD	5,139	122,231	130	122,101
3-Month LIBOR, plus 0.24%.	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	09/20/21	USD	1,513	22,398	19	22,379
3-Month LIBOR, plus 0.24%.	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Maturity	Morgan Stanley & Co. International PLC	N/A	09/20/21	USD	1,766	8,593	22	8,571

									$1,209,101	$920	$1,208,181

Balances Reported in the Consolidated Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$77,093	$(212,320)	$1,299,578	$(48,154)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$192,540	$—	$192,540
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	69,385	—	—	69,385
Options purchased
Investments at value — unaffiliated(b)	—	—	4,215	—	—	—	4,215
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	167,570	—	—	1,208,181	—	1,375,751

	$—	$167,570	$4,215	$69,385	$1,400,721	$—	$1,641,891

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$105,118	$—	$105,118
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,386,446	—	—	1,386,446
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	260,474	—	—	—	—	260,474

	$—	$260,474	$—	$1,386,446	$105,118	$—	$1,752,038

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

82	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT)

For the year ended December 31, 2020, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(2,635,862)	$—	$(729,529)	$—	$(3,365,391)
Forward foreign currency exchange contracts	—	—	—	(3,757,417)	—	—	(3,757,417)
Options purchased(a)	—	(341,596)	(487,663)	—	(455,258)	—	(1,284,517)
Options written	—	(4,556,938)	102,423	—	51,610	—	(4,402,905)
Swaps	—	(2,862,688)	—	—	3,161,093	—	298,405

	$—	$(7,761,222)	$(3,021,102)	$(3,757,417)	$2,027,916	$—	$(12,511,825)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$853	$—	$52,243	$—	$53,096
Forward foreign currency exchange contracts	—	—	—	(281,022)	—	—	(281,022)
Options purchased(b)	—	—	(6,102)	—	13,958	—	7,856
Options written	—	—	—	—	1,271	—	1,271
Swaps	—	(667,375)	—	—	1,208,181	—	540,806

	$—	$(667,375)	$(5,249)	$(281,022)	$1,275,653	$—	$322,007

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$98,606,293
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$106,668,308
Average amounts sold — in USD	$50,153,356
Options
Average value of option contracts purchased	$391,295
Average value of option contracts written	$238,076
Average notional value of swaption contracts purchased	$32,402,500
Average notional value of swaption contracts written	$12,902,500
Credit default swaps
Average notional value — buy protection	$464,502
Average notional value — sell protection	$22,065,174
Total return swaps
Average notional value	$25,637,250

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$—		$156,251
Forward foreign currency exchange contracts	69,385		1,386,446
Options	4,215	(a)	—
Swaps — OTC(b)	1,376,671		260,474

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	1,450,271		1,803,171

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(4,215)		(156,251)

Total derivative assets and liabilities subject to an MNA	$1,446,056		$1,646,920

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statements of Assets and Liabilities.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	83

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Barclays Bank PLC	$190,755	$(190,755)	$—	$—	$—
Citibank N.A.	7,695	(7,695)	—	—	—
Commonwealth Bank of Australia	22,358	—	—	—	22,358
Credit Suisse International	8,920	—	—	—	8,920
Morgan Stanley & Co. International PLC	1,169,301	(8,592)	—	(840,000)	320,709
Toronto-Dominion Bank	4,344	(987)	—	—	3,357
UBS AG	42,683	(42,683)	—	—	—

	$1,446,056	$(250,712)	$—	$(840,000)	$355,344

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(e)
Barclays Bank PLC	$238,043	$(190,755)	$—	$(47,288)	$—
BNP Paribas S.A.	141,754	—	—	—	141,754
Citibank N.A.	22,968	(7,695)	—	—	15,273
Goldman Sachs International	650,603	—	—	—	650,603
Morgan Stanley & Co. International PLC	8,592	(8,592)	—	—	—
Royal Bank of Canada	8,475	—	—	—	8,475
Toronto-Dominion Bank	987	(987)	—	—	—
UBS AG	575,498	(42,683)	—	—	532,815

	$1,646,920	$(250,712)	$—	$(47,288)	$1,348,920

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$1,420,045	$—	$1,420,045
Common Stocks
Auto Components	36,100	—	—	36,100
Building Products	43,064	—	—	43,064
Chemicals	3,785,834	—	—	3,785,834
Consumer Finance	36	79,749	—	79,785
Diversified Financial Services	—	—	862,759	862,759
Diversified Telecommunication Services	822,198	75,810	—	898,008
Energy Equipment & Services	—	—	850,198	850,198
Entertainment	1,453,949	—	—	1,453,949
Equity Real Estate Investment Trusts (REITs)	9,532,099	—	—	9,532,099
Life Sciences Tools & Services	256,547	—	—	256,547
Media	885,330	—	—	885,330

84	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Metals & Mining	$3,995,880	$—	$—	$3,995,880
Oil, Gas & Consumable Fuels	—	183,330	—	183,330
Pharmaceuticals	2,821,562	—	—	2,821,562
Semiconductors & Semiconductor Equipment	29,912	—	—	29,912
Corporate Bonds
Aerospace & Defense	—	93,285,494	—	93,285,494
Airlines	—	19,978,610	—	19,978,610
Auto Components	—	24,530,447	—	24,530,447
Automobiles	—	44,774,419	—	44,774,419
Banks	—	6,884,330	—	6,884,330
Beverages	—	28,978,562	—	28,978,562
Biotechnology	—	406,952	—	406,952
Building Materials	—	22,251,361	—	22,251,361
Building Products	—	9,740,184	—	9,740,184
Capital Markets	—	24,465,991	24,013	24,490,004
Chemicals	—	44,836,971	—	44,836,971
Commercial Services & Supplies	—	17,299,454	—	17,299,454
Communications Equipment	—	18,990,683	—	18,990,683
Construction & Engineering	—	3,128,253	—	3,128,253
Construction Materials	—	19,644,601	—	19,644,601
Consumer Discretionary	—	16,804,943	—	16,804,943
Consumer Finance	—	43,626,024	—	43,626,024
Containers & Packaging	—	9,648,798	—	9,648,798
Diversified Consumer Services	—	28,956,198	—	28,956,198
Diversified Financial Services	—	25,063,075	—	25,063,075
Diversified Telecommunication Services	—	75,886,443	—	75,886,443
Electric Utilities	—	11,914,134	—	11,914,134
Electrical Equipment	—	2,787,266	—	2,787,266
Electronic Equipment, Instruments & Components	—	7,939,305	—	7,939,305
Energy Equipment & Services	—	8,118,842	2,427,427	10,546,269
Environmental, Maintenance, & Security Service	—	15,920,452	—	15,920,452
Equity Real Estate Investment Trusts (REITs)	—	35,037,079	—	35,037,079
Food & Staples Retailing	—	43,115,517	—	43,115,517
Food Products	—	13,168,136	—	13,168,136
Gas Utilities	—	1,788,731	—	1,788,731
Health Care Equipment & Supplies	—	17,444,636	—	17,444,636
Health Care Providers & Services	—	83,549,424	—	83,549,424
Health Care Technology	—	20,190,749	—	20,190,749
Healthcare	—	308,700	—	308,700
Hotels, Restaurants & Leisure	148,902	91,829,419	—	91,978,321
Household Durables	—	24,481,294	—	24,481,294
Household Products	—	385,988	—	385,988
Independent Power and Renewable Electricity Producers	—	22,820,026	—	22,820,026
Insurance	—	32,495,665	—	32,495,665
Interactive Media & Services	—	12,028,591	—	12,028,591
Internet Software & Services	—	18,098,716	—	18,098,716
IT Services	—	39,476,582	—	39,476,582
Leisure Products	—	5,222,460	—	5,222,460
Machinery	—	19,349,132	—	19,349,132
Media	—	202,892,351	—	202,892,351
Metals & Mining	—	47,907,003	—	47,907,003
Multi-line Retail	—	6,888,141	—	6,888,141
Offshore Drilling & Other Services	—	2,402,576	—	2,402,576
Oil, Gas & Consumable Fuels	234,982	241,539,198	—	241,774,180
Personal Products	—	1,264,858	—	1,264,858
Pharmaceuticals	—	43,370,936	—	43,370,936
Real Estate Management & Development	—	10,078,060	—	10,078,060
Road & Rail	—	1,235,369	—	1,235,369
Semiconductors & Semiconductor Equipment	366,041	15,477,267	—	15,843,308
Software	—	50,916,196	—	50,916,196
Specialty Retail	—	14,560,313	—	14,560,313
Technology Hardware, Storage & Peripherals	—	394,513	—	394,513
Textiles, Apparel & Luxury Goods	160,109	2,638,634	—	2,798,743

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	85

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Thrifts & Mortgage Finance	$—	$7,182,477	$—	$7,182,477
Transportation	—	399,254	—	399,254
Transportation Infrastructure	—	432,139	—	432,139
Utilities	—	3,205,857	—	3,205,857
Wireless Telecommunication Services	—	50,115,027	—	50,115,027
Floating Rate Loan Interests	—	178,447,433	19,366,986	197,814,419
Investment Companies	9,511,970	—	—	9,511,970
Preferred Securities
Capital Trusts	—	68,899,177	—	68,899,177
Preferred Stocks	—	—	10,338,450	10,338,450
Warrants	—	650,746	—	650,746
Options Purchased
Equity Contracts	4,215	—	—	4,215

	$34,088,730	$2,059,309,096	$33,869,833	2,127,267,659

Investments Valued at NAV(a)				9,059
				$2,127,276,718
Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$91,397	$—	$91,397
Foreign Currency Exchange Contracts	—	69,385	—	69,385
Interest Rate Contracts	192,540	1,208,181	—	1,400,721
Liabilities
Credit Contracts	—	(48,154)	—	(48,154)
Foreign Currency Exchange Contracts	—	(1,386,446)	—	(1,386,446)
Interest Rate Contracts	(105,118)	—	—	(105,118)

	$87,422	$(65,637)	$—	$21,785

(a)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $685,000,000 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Stocks	Total
Assets
Opening balance, as of December 31, 2019	$2,297,448	$25,016	$12,707,738	$12	$2,496,335	$17,526,549
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	—	(2,985,152)	—	—	(2,985,152)
Accrued discounts/premiums	—	77,881	9,438	—	—	87,319
Net realized gain (loss)	—	10,493	(215,268)	2,774	779,373	577,372
Net change in unrealized appreciation (depreciation)(a)(b) .	(1,469,185)	(96,698)	67,079	(13)	(799,517)	(2,298,334)
Purchases	1,652,597	2,509,258	19,449,280	—	13,265,315	36,876,450
Sales	(767,903)	(74,510)	(9,666,129)	(2,773)	(5,403,056)	(15,914,371)

Closing balance, as of December 31, 2020	$1,712,957	$2,451,440	$19,366,986	$—	$10,338,450	$33,869,833

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020(b)	$(1,469,185)	$(96,698)	$(7,130)	$—	$(2,926,865)	$(4,499,878)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

86	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Corporate High Yield Fund, Inc. (HYT)

The Trust’s financial instruments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

See notes to financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (3 mo. LIBOR US + 2.15%), 2.36%, 10/21/28(a)(b)	$500	$495,075
Allegro CLO VI Ltd.(a)(b)
Series 2017-2A, Class B, (3 mo. LIBOR US + 1.50%), 1.72%, 01/17/31	360	355,980
Series 2017-2A, Class C, (3 mo. LIBOR US + 1.80%), 2.02%, 01/17/31	2,400	2,343,904
Allegro CLO X Ltd., Series 2019-1A, Class C, (3 mo. LIBOR US + 2.75%), 2.97%, 04/20/32(a)(b)	500	500,497
ALM VII R Ltd.(a)(b)
Series 2013-7R2A, Class A2R2, (3 mo. LIBOR US + 1.65%), 1.89%, 10/15/27	750	749,998
Series 2013-7R2A, Class BR2, (3 mo. LIBOR US + 2.20%), 2.44%, 10/15/27	400	398,706
ALM XVI Ltd./ALM XVI LLC(a)(b)
Series 2015-16A, Class BR2, (3 mo. LIBOR US + 1.90%), 2.14%, 07/15/27	1,000	988,942
Series 2015-16A, Class CR2, (3 mo. LIBOR US + 2.70%), 2.94%, 07/15/27	1,000	991,982
American Airlines Group, Inc., 5.18%, 08/15/23(c)	1,867	1,757,735
Anchorage Capital CLO Ltd.(a)(b)
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.15%), 2.37%, 10/13/30	1,000	997,323
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.85%), 2.07%, 01/28/31	1,000	988,479
Anchorage Capital CLO R Ltd., Series 2014-3RA, Class D, (3 mo. LIBOR US + 2.60%), 2.82%, 01/28/31(a)(b)	1,000	946,498
Apidos CLO XV, Series 2013-15A, Class DRR, (3 mo. LIBOR US + 2.70%), 2.92%, 04/20/31(a)(b)	1,000	957,571
Apidos CLO XX, Series 2015-20A, Class BRR, (3 mo. LIBOR US + 1.95%), 2.18%, 07/16/31(a)(b)	1,000	977,199
Ares XLIX CLO Ltd., Series 2018-49A, Class D, (3 mo. LIBOR US + 3.00%), 3.22%, 07/22/30(a)(b)	1,000	987,995
ARES XLVII CLO Ltd., Series 2018-47A, Class D, (3 mo. LIBOR US + 2.70%), 2.94%, 04/15/30(a)(b)	1,500	1,424,458
Ares XLVIII CLO Ltd., Series 2018-48A, Class C, (3 mo. LIBOR US + 1.80%), 2.02%, 07/20/30(a)(b)	500	487,683
Ares XXXVII CLO Ltd.(a)(b)
Series 2015-4A, Class A3R, (3 mo. LIBOR US + 1.50%), 1.74%, 10/15/30	1,000	992,421
Series 2015-4A, Class BR, (3 mo. LIBOR US + 1.80%), 2.04%, 10/15/30	1,750	1,703,274
Atlas Senior Loan Fund VII Ltd.(a)(b)
Series 2016-7A, Class A1R, (3 mo. LIBOR US + 1.28%), 1.51%, 11/27/31	1,988	1,987,378
Series 2016-7A, Class B1R, (3 mo. LIBOR US + 1.80%), 2.03%, 11/27/31	550	540,444
Atlas Senior Loan Fund XII Ltd., Series 2018-12A, Class A1, (3 mo. LIBOR US + 1.18%), 1.39%, 10/24/31(a)(b)	400	400,325
Atrium XV, Series 15A, Class C, (3 mo. LIBOR US + 2.20%), 2.41%, 01/23/31(a)(b)	250	248,034
Benefit Street Partners Clo XII Ltd., Series 2017-12A, Class B, (3 mo. LIBOR US + 2.00%), 2.24%, 10/15/30(a)(b)	1,000	981,372
Canyon CLO Ltd., Series 2020-3A, Class C, (3 mo. LIBOR US + 2.50%), 2.73%, 01/15/34(a)(b)(d)	500	500,000

Security	Par (000)	Value

Asset-Backed Securities (continued)
CarVal CLO Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.89%), 3.12%, 07/16/31(a)(b)	$500	$486,070
Cedar Funding VI CLO Ltd., Series 2016-6A, Class BR, (3 mo. LIBOR US + 1.60%), 1.82%, 10/20/28(a)(b)	250	249,537
Cent CLO Ltd., Series C17A, Class BR, (3 mo. LIBOR US + 1.85%), 2.06%, 04/30/31(a)(b)	1,000	987,670
CIFC Funding II Ltd.(a)(b)
Series 2013-2A, Class A3LR, (3 mo. LIBOR US + 1.95%), 2.17%, 10/18/30	1,000	985,149
Series 2013-2A, Class B1LR, (3 mo. LIBOR US + 3.05%), 3.27%, 10/18/30	1,000	975,418
CIFC Funding Ltd.(a)(b)
Series 2014-4RA, Class A2, (3 mo. LIBOR US + 1.65%), 1.87%, 10/17/30	600	598,781
Series 2014-4RA, Class B, (3 mo. LIBOR US + 2.20%), 2.42%, 10/17/30	400	397,609
Series 2018-1A, Class C, (3 mo. LIBOR US + 1.75%), 1.97%, 04/18/31	1,000	976,325
Series 2018-1A, Class D, (3 mo. LIBOR US + 2.65%), 2.87%, 04/18/31	1,200	1,173,623
Elevation CLO Ltd., Series 2017-7A, Class C, (3 mo. LIBOR US + 1.90%), 2.14%, 07/15/30(a)(b)	1,500	1,469,513
Galaxy XX CLO Ltd., Series 2015-20A, Class D1R, (3 mo. LIBOR US + 2.60%), 2.82%, 04/20/31(a)(b)	1,000	977,810
Greenwood Park CLO Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.50%), 2.74%, 04/15/31(a)(b)	1,000	975,721
Highbridge Loan Management Ltd.(a)(b)
Series 12A-18, Class B, (3 mo. LIBOR US + 1.85%), 2.07%, 07/18/31	1,250	1,224,140
Series 4A-2014, Class A2R, (3 mo. LIBOR US + 1.50%), 1.72%, 01/28/30	650	643,522
Series 6A-2015, Class BR, (3 mo. LIBOR US + 1.75%), 1.97%, 02/05/31	1,500	1,465,180
Limerock CLO III LLC, Series 2014-3A, Class C, (3 mo. LIBOR US + 3.60%), 3.82%, 10/20/26(a)(b)	1,000	995,460
Long Point Park CLO Ltd., Series 2017-1A, Class B, (3 mo. LIBOR US + 1.70%), 1.92%, 01/17/30(a)(b)	1,000	975,107
Madison Park Funding XIII Ltd., Series 2014-13A, Class CR2, (3 mo. LIBOR US + 1.90%), 2.12%, 04/19/30(a)(b)	1,000	985,770
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.20%), 2.42%, 01/27/26(a)(b)	2,000	1,999,984
Madison Park Funding XXVII Ltd.(a)(b)
Series 2018-27A, Class B, (3 mo. LIBOR US + 1.80%), 2.02%, 04/20/30	1,000	972,230
Series 2018-27A, Class C, (3 mo. LIBOR US + 2.60%), 2.82%, 04/20/30	1,000	968,369
Marble Point CLO XI Ltd., Series 2017-2A, Class B, (3 mo. LIBOR US + 1.50%), 1.72%, 12/18/30(a)(b)	1,000	986,784
MP CLO III Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 2.00%), 2.22%, 10/20/30(a)(b)	1,000	973,543
Neuberger Berman CLO XV, Series 2013-15A, Class CR, (3 mo. LIBOR US + 2.05%), 2.29%, 10/15/29(a)(b)	1,000	993,613
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class CR2, 3.21%, 10/21/30(a)(b)	2,700	2,618,439

88	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Neuberger Berman CLO XXI Ltd.(a)(b)
Series 2016-21A, Class CR, (3 mo. LIBOR US + 1.60%), 1.82%, 04/20/27	$1,000	$978,709
Series 2016-21A, Class DR, (3 mo. LIBOR US + 2.40%), 2.62%, 04/20/27	1,000	971,555
Neuberger Berman CLO XXII Ltd.(a)(b)
Series 2016-22A, Class BR, (3 mo. LIBOR US + 1.65%), 1.87%, 10/17/30	400	399,998
Series 2016-22A, Class CR, (3 mo. LIBOR US + 2.20%), 2.42%, 10/17/30	1,000	993,311
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class CR, (3 mo. LIBOR US + 2.15%), 2.37%, 10/17/27(a)(b)	500	498,843
Neuberger Berman Loan Advisers CLO Ltd.(a)(b)
Series 2017-26A, Class A, (3 mo. LIBOR US + 1.17%), 1.39%, 10/18/30	2,000	1,991,814
Series 2017-26A, Class B, (3 mo. LIBOR US + 1.50%), 1.72%, 10/18/30	1,000	996,126
Series 2017-26A, Class C, (3 mo. LIBOR US + 1.75%), 1.97%, 10/18/30	1,500	1,460,424
Series 2018-27A, Class D, (3 mo. LIBOR US + 2.60%), 2.84%, 01/15/30	1,000	968,245
Oak Hill Credit Partners X-R Ltd., Series 2014-10RA, Class C, (3 mo. LIBOR US + 2.20%), 2.42%, 12/12/30(a)(b)	300	299,998
OCP CLO Ltd.(a)(b)
Series 2014-6A, Class BR, 2.37%, 10/17/30	500	495,741
Series 2015-10A, Class CR, (3 mo. LIBOR US + 2.60%), 2.81%, 10/26/27	600	589,428
Series 2016-11A, Class BR, (3 mo. LIBOR US + 2.45%), 2.66%, 10/26/30	1,500	1,501,688
Series 2016-12A, Class BR, 2.42%, 10/18/28	1,000	999,994
Series 2017-14A, Class B, (3 mo. LIBOR US + 1.95%), 2.17%, 11/20/30	1,000	985,801
Octagon Investment Partners 26 Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 2.85%), 3.09%, 07/15/30(a)(b)	500	478,108
Octagon Investment Partners 34 Ltd., Series 2017-1A, Class B1, (3 mo. LIBOR US + 1.40%), 1.62%, 01/20/30(a)(b)	1,000	987,087
Octagon Investment Partners Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.75%), 2.97%, 01/20/31(a)(b)	1,000	964,424
Octagon Investment Partners XVII Ltd.(a)(b)
Series 2013-1A, Class BR2, (3 mo. LIBOR US + 1.40%), 1.61%, 01/25/31	1,000	981,823
Series 2013-1A, Class CR2, (3 mo. LIBOR US + 1.70%), 1.91%, 01/25/31	1,000	974,418
Octagon Investment Partners XXII Ltd., Series 2014- 1A, Class CRR, (3 mo. LIBOR US + 1.90%), 2.12%, 01/22/30(a)(b)	900	884,463
OHA Credit Partners XII Ltd., Series 2015-12A, Class DR, (3 mo. LIBOR US + 2.90%), 3.11%, 07/23/30(a)(b)	600	577,886
OHA Loan Funding Ltd., Series 2015-1A, Class DR2, (3 mo. LIBOR US + 4.00%), 4.22%, 11/15/32(a)(b)	1,000	1,004,378
OZLM XXI Ltd., Series 2017-21A, Class B, (3 mo. LIBOR US + 1.90%), 2.12%, 01/20/31(a)(b)	1,800	1,756,835

Security	Par (000)	Value

Asset-Backed Securities (continued)
Palmer Square CLO Ltd.(a)(b)
Series 2013-2A, Class A2RR, (3 mo. LIBOR US + 1.75%), 1.97%, 10/17/31	$650	$650,727
Series 2013-2A, Class BRR, (3 mo. LIBOR US + 2.20%), 2.42%, 10/17/31	750	749,995
Series 2013-2A, Class CRR, (3 mo. LIBOR US + 3.20%), 3.42%, 10/17/31	250	249,997
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.45%), 1.67%, 04/18/31	1,500	1,472,418
Series 2019-1A, Class C, (3 mo. LIBOR US + 3.75%), 3.97%, 11/14/32	1,000	1,002,107
Park Avenue Institutional Advisers CLO Ltd., Series 2019-1A, Class C, (3 mo. LIBOR US + 3.85%), 4.07%, 05/15/32(a)(b)	1,500	1,500,589
Regatta VII Funding Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 2.75%), 2.99%, 12/20/28(a)(b)	500	485,335
Regatta XVI Funding Ltd.(a)(b)
Series 2019-2A, Class C, (3 mo. LIBOR US + 2.70%), 2.94%, 01/15/33	1,000	1,003,096
Series 2019-2A, Class D, (3 mo. LIBOR US + 3.90%), 4.14%, 01/15/33	1,000	1,004,176
Rockford Tower CLO Ltd.(a)(b)
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.19%), 1.41%, 10/20/30	2,000	1,999,789
Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 2.87%, 10/20/30	1,000	971,823
RR Ltd., Series 2018-5A, Class C, (3 mo. LIBOR US + 3.10%), 3.34%, 10/15/31(a)(b)	650	632,779
Sound Point Clo XXI Ltd., Series 2018-3A, Class A1A, (3 mo. LIBOR US + 1.18%), 1.39%, 10/26/31(a)(b)	1,400	1,395,866
Stewart Park CLO Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.60%), 2.84%, 01/15/30(a)(b)	1,500	1,458,782
Tiaa CLO III Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.15%), 1.38%, 01/16/31(a)(b)	2,500	2,491,333
TICP CLO IX Ltd., Series 2017-9A, Class A, (3 mo. LIBOR US + 1.14%), 1.36%, 01/20/31(a)(b)	1,000	998,534
TICP CLO XIII Ltd., Series 2019-13A, Class D, (3 mo. LIBOR US + 3.45%), 3.69%, 07/15/32(a)(b)	500	500,351
York CLO Ltd.(a)(b)
Series 2014-1A, Class ARR, (3 mo. LIBOR US + 1.12%), 1.34%, 10/22/29	2,000	1,992,113
Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.85%), 2.07%, 01/22/31	1,500	1,464,621
Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.60%), 2.82%, 01/22/31	1,800	1,712,705

Total Asset-Backed Securities — 6.6%
(Cost: $97,295,124)		96,236,873

Corporate Bonds

Advertising Agencies — 0.2%
Interpublic Group of Cos., Inc., 5.40%, 10/01/48	2,215	3,034,917

Aerospace & Defense — 4.1%
Boeing Co., 5.15%, 05/01/30	6,775	8,199,454
Bombardier, Inc.(b)
8.75%, 12/01/21(e)	1,794	1,865,760
5.75%, 03/15/22	280	285,676
6.00%, 10/15/22	5	4,908
6.13%, 01/15/23	52	50,830
7.50%, 12/01/24	166	159,239

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
Bombardier, Inc.(b) (continued)
7.50%, 03/15/25	$114	$105,735
7.88%, 04/15/27(e)	1,436	1,320,316
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(b)	516	500,520
General Dynamics Corp., 4.25%, 04/01/50	1,260	1,713,914
General Electric Co., 3.63%, 05/01/30	2,340	2,674,356
Howmet Aerospace, Inc., 5.13%, 10/01/24	45	49,537
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)	1,010	1,059,237
Lockheed Martin Corp., 2.80%, 06/15/50	1,965	2,124,521
Moog, Inc., 4.25%, 12/15/27(b)	320	332,000
Northrop Grumman Corp.
4.03%, 10/15/47	2,400	3,011,325
5.25%, 05/01/50	3,050	4,533,943
Raytheon Technologies Corp., 3.13%, 07/01/50	3,545	3,909,043
Rolls-Royce PLC, 5.75%, 10/15/27(b)	1,333	1,476,297
Signature Aviation US Holdings, Inc.(b)
5.38%, 05/01/26	441	452,025
4.00%, 03/01/28	541	544,598
TransDigm, Inc.
8.00%, 12/15/25(b)	1,596	1,764,059
6.25%, 03/15/26(b)(e)	15,876	16,907,940
6.38%, 06/15/26	448	463,680
Triumph Group, Inc., 8.88%, 06/01/24(b)	2,033	2,231,217
United Technologies Corp., 4.63%, 11/16/48	2,805	3,808,062

		59,548,192

Airlines — 1.5%
American Airlines Group, Inc., 5.18%, 10/15/23(a)(c)	1,833	1,638,697
British Airways Pass Through Trust, Series 2020-1, Class A, 4.25%, 11/15/32(b)	3,240	3,462,750
Delta Air Lines Pass-Through Trust, Series 02G1, 6.72%, 01/02/23	2,130	2,188,918
Delta Air Lines, Inc., 7.00%, 05/01/25(b)	174	200,892
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(b)	2,480	2,666,000
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(b)	2,058	1,701,633
United Airlines Pass-Through Trust
Series 2016-1, Class A, 5.88%, 10/15/27	6,789	7,333,563
Series B, 4.75%, 04/11/22(e)	2,102	2,110,006

		21,302,459

Auto Components — 1.1%
BorgWarner, Inc., 2.65%, 07/01/27	2,710	2,914,028
Clarios Global LP, 6.75%, 05/15/25(b)	552	594,780
Clarios Global LP/Clarios US Finance Co.(b)
6.25%, 05/15/26(e)	5,334	5,720,715
8.50%, 05/15/27	6,141	6,671,640

		15,901,163

Automobiles — 2.9%
Allison Transmission, Inc.(b)
5.88%, 06/01/29	855	944,775
3.75%, 01/30/31	678	693,679
Asbury Automotive Group, Inc.
4.50%, 03/01/28	197	205,372
4.75%, 03/01/30	191	204,848
Ford Motor Co., 7.45%, 07/16/31(e)	3,660	4,693,950
Ford Motor Credit Co. LLC
5.88%, 08/02/21(e)	9,420	9,641,370

Security	Par (000)	Value

Automobiles (continued)
Ford Motor Credit Co. LLC (continued)
4.06%, 11/01/24	$200	$210,114
5.13%, 06/16/25	1,070	1,163,411
3.38%, 11/13/25	207	212,664
General Motors Co.
4.88%, 10/02/23	1,875	2,080,086
6.25%, 10/02/43	940	1,268,031
5.95%, 04/01/49(e)	3,455	4,672,613
General Motors Financial Co., Inc.
4.25%, 05/15/23	931	1,003,405
2.75%, 06/20/25(e)	4,235	4,528,502
Group 1 Automotive, Inc., 4.00%, 08/15/28(b)	360	371,081
Nissan Motor Co. Ltd., 4.81%, 09/17/30(b)(e)	7,125	8,022,868
Penske Automotive Group, Inc.
3.50%, 09/01/25	441	448,166
5.50%, 05/15/26	1,160	1,204,950
Tesla, Inc., 5.30%, 08/15/25(b)	785	818,362

		42,388,247

Banks — 2.8%
Australia & New Zealand Banking Group Ltd., (5 year CMT + 1.70%), 2.57%, 11/25/35(a)(b)(e)	5,445	5,554,829
CIT Group, Inc., 5.00%, 08/01/23	370	404,225
Credit Suisse AG, 6.50%, 08/08/23(b)(e)	6,000	6,748,704
Fifth Third Bancorp, Series H, (3 mo. LIBOR US + 3.03%), 5.10%(a)(f)	5,000	5,073,250
Intesa Sanpaolo SpA, 5.71%, 01/15/26(b)(e)	9,840	11,262,786
Santander Holdings USA, Inc., 4.40%, 07/13/27	830	948,565
Truist Financial Corp., Series L, (3 mo. LIBOR US + 3.10%), 5.05%(a)(f)	5,270	5,349,050
Wells Fargo & Co., 5.61%, 01/15/44(e)	4,119	5,837,853

		41,179,262

Beverages — 2.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46(e)	6,170	8,022,423
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 01/23/49(e)	5,000	7,109,366
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(b)(g)	2,659	2,838,482
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(b) 5.25%, 04/30/25	472	497,960
4.13%, 08/15/26	1,315	1,374,175
5.25%, 08/15/27	1,662	1,744,784
Ball Corp.
5.25%, 07/01/25	30	34,237
4.88%, 03/15/26	352	397,584
Canpack SA/Eastern PA Land Investment Holding LLC, 3.13%, 11/01/25(b)	228	227,430
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26	151	183,842
Keurig Dr. Pepper, Inc., 4.60%, 05/25/28(e)	3,215	3,912,987
Trivium Packaging Finance BV(b)(e)
5.50%, 08/15/26	2,830	2,992,725
8.50%, 08/15/27	3,036	3,324,420

		32,660,415
Biotechnology — 0.6%
Baxalta, Inc., 5.25%, 06/23/45(e)	6,000	8,217,661

90	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials(b) — 0.4%
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25	$849	$912,675
Jeld-Wen, Inc.
4.63%, 12/15/25	96	97,969
4.88%, 12/15/27	74	78,255
Masonite International Corp.
5.75%, 09/15/26	282	294,690
5.38%, 02/01/28	206	221,192
SRM Escrow Issuer LLC, 6.00%, 11/01/28	1,032	1,078,600
Standard Industries, Inc.
5.00%, 02/15/27	303	316,635
4.38%, 07/15/30	1,046	1,118,938
3.38%, 01/15/31	1,371	1,377,855
Summit Materials LLC/Summit Materials Finance` Corp., 5.25%, 01/15/29	386	405,300

		5,902,109

Building Products(b) — 0.2%
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26	846	896,540
SRS Distribution, Inc., 8.25%, 07/01/26	674	716,125
White Cap Buyer LLC, 6.88%, 10/15/28	1,283	1,367,999

		2,980,664

Capital Markets — 1.1%
Charles Schwab Corp., (10 year CMT + 3.08%), 4.00%(a)(f)	5,215	5,488,788
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24	520	540,150
6.38%, 12/15/25	316	326,902
6.25%, 05/15/26	782	828,060
5.25%, 05/15/27	1,995	2,138,640
Jefferies Financial Group, Inc., 5.50%, 10/18/23(e)	4,000	4,404,766
NFP Corp., 6.88%, 08/15/28(b)	483	515,689
RP Escrow Issuer LLC, 5.25%, 12/15/25(b)	340	355,320
State Street Corp., (Secured Overnight Financing Rate + 2.65%), 3.15%, 03/30/31(a)	840	957,323

		15,555,638

Chemicals — 2.4%
Atotech Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(b)(g)	362	364,370
Axalta Coating Systems LLC, 3.38%, 02/15/29(b)	646	646,000
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27(b)	372	395,715
DuPont de Nemours, Inc., 5.42%, 11/15/48(e)	7,500	10,898,661
Element Solutions, Inc., 3.88%, 09/01/28(b)	2,671	2,747,791
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)	299	307,970
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(b)	203	223,300
Ingevity Corp., 3.88%, 11/01/28(b)	100	100,750
LYB Finance Co. BV, 8.10%, 03/15/27(b)(e)	6,000	8,287,881
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	240	249,900
Nutrition & Biosciences, Inc., 3.47%, 12/01/50(b)	4,765	5,176,101
Valvoline, Inc.(b)
4.25%, 02/15/30	216	228,960
3.63%, 06/15/31(d)	3	3,079

Security	Par (000)	Value

Chemicals (continued)
WESCO Distribution, Inc.(b)
7.13%, 06/15/25	$1,485	$1,633,248
7.25%, 06/15/28	1,354	1,539,891
WR Grace & Co-Conn(b)
5.63%, 10/01/24	1,493	1,610,574
4.88%, 06/15/27	269	285,280

		34,699,471

Commercial Services & Supplies — 0.7%
ADT Security Corp.
4.13%, 06/15/23	174	185,510
4.88%, 07/15/32(b)	1,140	1,235,475
AerCap Global Aviation Trust, (3 mo. LIBOR US + 4.30%), 6.50%, 06/15/45(a)(b)	5,000	5,100,000
ASGN, Inc., 4.63%, 05/15/28(b)	230	239,200
Fortress Transportation & Infrastructure Investors LLC, 6.50%, 10/01/25(b)	163	170,353
Herc Holdings, Inc., 5.50%, 07/15/27(b)	796	843,760
Prime Security Services Borrower LLC/Prime Finance, Inc.(b)
5.75%, 04/15/26	252	275,940
3.38%, 08/31/27	697	691,772
6.25%, 01/15/28	712	764,396
United Rentals North America, Inc.
3.88%, 11/15/27	306	320,535
4.88%, 01/15/28	777	827,505
5.25%, 01/15/30	44	48,840
4.00%, 07/15/30	159	167,348

		10,870,634

Communications Equipment — 0.6%
Avaya, Inc., 6.13%, 09/15/28(b)	1,396	1,491,291
CommScope Technologies LLC(b)
6.00%, 06/15/25	646	660,535
5.00%, 03/15/27	1,035	1,019,475
CommScope, Inc.(b)
5.50%, 03/01/24	1,114	1,148,534
6.00%, 03/01/26	1,084	1,142,102
8.25%, 03/01/27	69	73,658
7.13%, 07/01/28	148	157,620
Nokia OYJ, 6.63%, 05/15/39	324	413,848
ViaSat, Inc.(b)
5.63%, 04/15/27	1,332	1,398,600
6.50%, 07/15/28	1,296	1,402,544

		8,908,207

Construction & Engineering — 0.0%
frontdoor, Inc., 6.75%, 08/15/26(b)	272	290,020

Construction Materials(b) — 0.5%
American Builders & Contractors Supply Co., Inc.
5.88%, 05/15/26	101	104,661
4.00%, 01/15/28	764	790,740
Core & Main LP, 6.13%, 08/15/25	2,671	2,761,146
H&E Equipment Services, Inc., 3.88%, 12/15/28	280	282,996
IAA, Inc., 5.50%, 06/15/27	1,054	1,117,240
KAR Auction Services, Inc., 5.13%, 06/01/25	446	458,948
Picasso Finance Sub, Inc., 6.13%, 06/15/25	1,015	1,086,050

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Construction Materials (continued)
Williams Scotsman International, Inc., 4.63%, 08/15/28	$541	$559,935
Wolverine Escrow LLC
8.50%, 11/15/24	435	415,003
9.00%, 11/15/26	249	235,691

		7,812,410

Consumer Discretionary(b) — 0.1%
Carnival Corp., 9.88%, 08/01/27	434	499,100
Nielsen Finance LLC/Nielsen Finance Co.
5.63%, 10/01/28	768	834,470
5.88%, 10/01/30	444	502,275

		1,835,845

Consumer Finance — 1.8%
Global Payments, Inc., 2.90%, 05/15/30	4,715	5,134,036
HSBC Finance Corp., 6.68%, 01/15/21(e)	5,150	5,156,906
MPH Acquisition Holdings LLC, 5.75%, 11/01/28(b)	1,630	1,601,964
Navient Corp.
7.25%, 09/25/23	498	545,798
6.13%, 03/25/24	59	62,983
5.00%, 03/15/27	329	331,879
OneMain Finance Corp.
7.13%, 03/15/26	1,231	1,455,658
6.63%, 01/15/28	506	600,875
5.38%, 11/15/29	57	64,125
4.00%, 09/15/30	130	134,889
Refinitiv US Holdings, Inc.(b)
6.25%, 05/15/26(e)	3,374	3,601,745
8.25%, 11/15/26	1,389	1,515,746
Sabre GLBL, Inc.(b)
5.25%, 11/15/23	36	36,450
9.25%, 04/15/25	697	829,430
Verscend Escrow Corp., 9.75%, 08/15/26(b)	3,791	4,108,496
WEX, Inc., 4.75%, 02/01/23(b)	610	610,763

		25,791,743

Containers & Packaging — 1.7%
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26	224	246,882
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26	355	368,312
Graphic Packaging International LLC, 3.50%,
03/01/29(b)	479	489,777
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28(b)	64	65,760
International Paper Co.(e)
8.70%, 06/15/38	4,000	6,767,802
7.30%, 11/15/39	10,000	16,024,467
LABL Escrow Issuer LLC(b)
6.75%, 07/15/26	742	803,564
10.50%, 07/15/27	311	350,264
Sealed Air Corp., 6.88%, 07/15/33(b)	182	240,240

		25,357,068

Diversified Consumer Services — 0.7%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b)
6.63%, 07/15/26(e)	5,419	5,778,280
9.75%, 07/15/27(e)	1,642	1,789,780
Ascend Learning LLC, 6.88%, 08/01/25	1,611	1,656,785

Security	Par (000)	Value

Diversified Consumer Services (continued)
Garda World Security Corp., 9.50%, 11/01/27(b)	$413	$457,397
Service Corp. International
5.13%, 06/01/29	468	518,310
3.38%, 08/15/30	585	608,523

		10,809,075

Diversified Financial Services — 5.1%
Ally Financial, Inc., 8.00%, 11/01/31	3,727	5,470,751
Aviation Capital Group LLC, 6.75%, 04/06/21(b)	7,850	7,955,088
Barclays PLC
4.84%, 05/09/28(e)	4,000	4,610,325
(3 mo. LIBOR US + 1.90%), 4.97%, 05/16/29(a)	3,220	3,862,751
Citigroup, Inc., 6.68%, 09/13/43(e)	4,125	6,715,913
Credit Suisse Group AG, (5 year USD Swap + 4.60%), 7.50%(a)(b)(f)	3,250	3,613,187
Deutsche Bank AG, New York, (Secured Overnight Financing Rate + 1.87%), 2.13%, 11/24/26(a)	3,260	3,336,409
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 05/30/23(b)	913	852,749
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(b)(g)	315	281,155
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(b)
5.25%, 03/15/22	480	482,400
4.25%, 02/01/27	178	174,885
Lloyds Banking Group PLC, 4.65%, 03/24/26(e)	8,650	9,955,179
Natwest Group PLC
6.10%, 06/10/23	2,500	2,802,303
6.00%, 12/19/23(e)	10,080	11,520,070
5.13%, 05/28/24(e)	5,250	5,931,409
Spectrum Brands, Inc.
5.75%, 07/15/25	1,002	1,034,665
5.00%, 10/01/29(b)	72	77,321
UniCredit SPA, (5 year CMT + 4.75%), 5.46%, 06/30/35(a)(b)	6,135	6,750,571

		75,427,131

Diversified Telecommunication Services — 7.9%
AT&T, Inc.
4.65%, 06/01/44	28	33,629
4.35%, 06/15/45	95	109,761
3.50%, 09/15/53(b)(e)	15,960	15,983,424
3.55%, 09/15/55(b)	727	724,532
CenturyLink, Inc.
5.63%, 04/01/25(e)	1,909	2,059,334
5.13%, 12/15/26(b)	1,767	1,865,881
4.00%, 02/15/27(b)	890	918,925
4.50%, 01/15/29(b)	1,377	1,401,098
Series P, 7.60%, 09/15/39	684	831,060
Series S, 6.45%, 06/15/21	1,176	1,199,767
Series U, 7.65%, 03/15/42	1,481	1,792,010
Series Y, 7.50%, 04/01/24(e)	564	638,730
Cincinnati Bell, Inc.(b)
7.00%, 07/15/24	222	230,880
8.00%, 10/15/25	132	140,745
Consolidated Communications, Inc., 6.50%, 10/01/28(b)	1,313	1,404,910
Frontier Communications Corp.(b)
5.88%, 10/15/27	1,001	1,082,331
5.00%, 05/01/28	1,372	1,430,310

92	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Telecommunication Services (continued)
Frontier Communications Corp.(b) (continued)
6.75%, 05/01/29	$984	$1,052,880
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(b)	1,040	1,064,700
Level 3 Financing, Inc.
5.38%, 05/01/25	614	631,468
4.63%, 09/15/27(b)	1,065	1,112,323
3.63%, 01/15/29(b)	964	961,590
Sprint Capital Corp.
6.88%, 11/15/28	2,587	3,410,908
8.75%, 03/15/32	1,642	2,599,902
Switch Ltd., 3.75%, 09/15/28(b)	688	698,320
Telecom Italia Capital SA
6.38%, 11/15/33	442	543,660
6.00%, 09/30/34	818	996,398
7.20%, 07/18/36	186	250,946
7.72%, 06/04/38	319	443,410
Telecom Italia SpA, 5.30%, 05/30/24(b)	1,662	1,807,425
Telefonica Emisiones SAU, 5.21%, 03/08/47	5,000	6,409,053
Verizon Communications, Inc.(e)
5.15%, 09/15/23	8,775	9,888,033
6.40%, 09/15/33	9,475	13,449,177
6.55%, 09/15/43	13,225	21,257,376
5.01%, 04/15/49	6,998	9,700,771
Zayo Group Holdings, Inc.(b)
4.00%, 03/01/27	5,175	5,187,937
6.13%, 03/01/28	2,586	2,734,695

		116,048,299

Electric Utilities — 3.5%
Emera, Inc., Series 16-A, (3 mo. LIBOR US + 5.44%), 6.75%, 06/15/76(a)	7,500	8,765,625
FirstEnergy Corp.
2.65%, 03/01/30	55	55,174
Series B, 3.90%, 07/15/27	204	224,868
Series B, 2.25%, 09/01/30	46	44,496
Series C, 4.85%, 07/15/47	987	1,228,317
Series C, 3.40%, 03/01/50	408	390,796
FirstEnergy Transmission LLC(b)
5.45%, 07/15/44	642	814,610
4.55%, 04/01/49	310	362,028
NextEra Energy Capital Holdings, Inc., (3 mo. LIBOR US + 2.41%), 4.80%, 12/01/77(a)	5,000	5,475,000
NextEra Energy Operating Partners LP(b)
4.25%, 07/15/24	1,140	1,219,800
4.25%, 09/15/24	26	27,820
Oncor Electric Delivery Co. LLC, 5.30%, 06/01/42	2,750	3,930,557
PG&E Corp., 5.25%, 07/01/30	739	812,900
Pike Corp., 5.50%, 09/01/28(b)	374	395,037
Progress Energy, Inc., 7.00%, 10/30/31(e)	12,000	17,121,939
Puget Energy, Inc.
6.00%, 09/01/21	275	284,597
5.63%, 07/15/22(e)	5,550	5,875,198
Sempra Energy, (5 year CMT + 4.55%), 4.88%(a)(f)	4,375	4,675,781

		51,704,543

Electrical Equipment(b) — 0.1%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26	714	749,700
GrafTech Finance, Inc., 4.63%, 12/15/28	296	299,330

		1,049,030

Security	Par (000)	Value

Electronic Equipment, Instruments & Components — 0.2%
BWX Technologies, Inc., 5.38%, 07/15/26(b)	$737	$765,559
CDW LLC/CDW Finance Corp.
4.13%, 05/01/25	371	388,133
3.25%, 02/15/29	886	903,454
Energizer Holdings, Inc.(b)
4.75%, 06/15/28	450	473,625
4.38%, 03/31/29	41	42,456

		2,573,227
Energy Equipment & Services — 0.2%
Archrock Partners LP/Archrock Partners Finance Corp.(b)
6.88%, 04/01/27	515	554,269
6.25%, 04/01/28	449	467,391
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26	655	684,475
6.88%, 09/01/27	1,101	1,175,405

		2,881,540

Environmental, Maintenance, & Security Service — 0.5%
Clean Harbors, Inc., 5.13%, 07/15/29(b)	1,278	1,396,215
Covanta Holding Corp., 5.00%, 09/01/30	206	220,407
GFL Environmental, Inc.(b)
3.75%, 08/01/25	587	601,675
5.13%, 12/15/26(e)	1,887	2,007,296
8.50%, 05/01/27(e)	562	623,820
4.00%, 08/01/28	199	200,493
3.50%, 09/01/28	707	719,814
Tervita Corp., 11.00%, 12/01/25(b)	246	264,706
Waste Pro USA, Inc., 5.50%, 02/15/26(b)	1,010	1,032,725

		7,067,151

Equity Real Estate Investment Trusts (REITs) — 1.4%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(b)	383	377,255
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27(b)	596	614,468
Host Hotels & Resorts LP, Series D, 3.75%, 10/15/23(e)	3,600	3,801,210
Iron Mountain, Inc.(b)
4.88%, 09/15/27	606	633,270
4.88%, 09/15/29	77	81,235
5.25%, 07/15/30	909	981,720
5.63%, 07/15/32	1,024	1,128,960
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24	4,627	5,025,616
4.63%, 06/15/25(b)	755	808,605
4.50%, 09/01/26	1,658	1,783,842
4.50%, 01/15/28	430	457,468
3.88%, 02/15/29(b)	924	944,790
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27	374	397,843
4.63%, 08/01/29	847	905,231
3.50%, 03/15/31	1,006	1,038,695
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27	1,500	1,552,500

		20,532,708

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food & Staples Retailing — 2.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
5.75%, 03/15/25	$49	$50,470
3.25%, 03/15/26(b)	1,296	1,315,440
4.63%, 01/15/27(b)	1,885	2,005,169
5.88%, 02/15/28(b)	928	1,009,840
4.88%, 02/15/30(b)	244	268,859
General Mills, Inc.
4.20%, 04/17/28	620	743,366
2.88%, 04/15/30	725	803,874
Kraft Heinz Foods Co.
4.25%, 03/01/31(b)	1,627	1,814,199
5.00%, 07/15/35	297	360,036
7.13%, 08/01/39(b)	4,415	6,321,018
4.63%, 10/01/39(b)	100	111,655
5.00%, 06/04/42	12	14,079
5.20%, 07/15/45	9	10,702
4.38%, 06/01/46	219	236,946
4.88%, 10/01/49(b)	551	642,809
5.50%, 06/01/50(b)	2,794	3,519,748
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(b)	734	819,328
Post Holdings, Inc.(b)
5.63%, 01/15/28	428	455,820
4.63%, 04/15/30	1,146	1,205,546
Walmart, Inc., 5.25%, 09/01/35(e)	5,150	7,498,433

		29,207,337

Food Products(b) — 0.6%
Aramark Services, Inc.
5.00%, 04/01/25	1,367	1,408,010
6.38%, 05/01/25	1,038	1,109,362
5.00%, 02/01/28	929	978,934
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25	246	257,956
JBS USA LUX SA/JBS USA Finance, Inc.
5.75%, 06/15/25	2,093	2,159,453
6.75%, 02/15/28	399	446,506
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/29	1,826	2,125,646
Simmons Foods, Inc., 7.75%, 01/15/24	395	411,294

		8,897,161

Health Care Equipment & Supplies — 0.3%
Avantor Funding, Inc., 4.63%, 07/15/28(b)	2,351	2,486,182
Hologic, Inc.(b)
4.63%, 02/01/28	226	239,843
3.25%, 02/15/29	327	332,722
Medtronic, Inc., 4.63%, 03/15/45(e)	647	917,947

		3,976,694

Health Care Providers & Services — 4.7%
Aetna, Inc., 3.88%, 08/15/47	3,500	4,174,358
AHP Health Partners, Inc., 9.75%, 07/15/26(b)	860	949,225
Anthem, Inc., 4.55%, 03/01/48(e)	5,000	6,660,739
Centene Corp.
5.38%, 08/15/26(b)	1,231	1,300,244
4.25%, 12/15/27	1,849	1,959,940
4.63%, 12/15/29	3,232	3,588,199
3.00%, 10/15/30	934	989,947
CHS/Community Health Systems, Inc.(b)
8.63%, 01/15/24	1,343	1,400,077
6.63%, 02/15/25	2,109	2,219,680

Security	Par (000)	Value

Health Care Providers & Services (continued)
CHS/Community Health Systems, Inc.(b) (continued)
8.00%, 03/15/26	$1,716	$1,848,990
5.63%, 03/15/27	1,705	1,833,301
6.00%, 01/15/29	1,241	1,340,603
HCA, Inc.
5.38%, 09/01/26	665	764,351
5.63%, 09/01/28	1,297	1,530,460
5.88%, 02/01/29	312	375,486
3.50%, 09/01/30	1,798	1,910,512
5.25%, 06/15/49	3,500	4,622,786
Legacy LifePoint Health LLC(b)
6.75%, 04/15/25	409	439,188
4.38%, 02/15/27	491	491,614
LifePoint Health, Inc., 5.38%, 01/15/29(b)	330	329,291
Molina Healthcare, Inc.(b)
4.38%, 06/15/28	568	597,820
3.88%, 11/15/30	496	531,960
Providence Service Corp., 5.88%, 11/15/25(b)	152	160,740
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26(b)	72	79,200
Surgery Center Holdings, Inc.(b)
6.75%, 07/01/25	375	381,562
10.00%, 04/15/27	887	980,135
Teleflex, Inc., 4.25%, 06/01/28(b)	748	792,880
Tenet Healthcare Corp.
4.63%, 07/15/24	1,145	1,173,648
4.63%, 09/01/24(b)	882	910,665
7.50%, 04/01/25(b)	367	400,947
4.88%, 01/01/26(b)(e)	4,187	4,380,063
6.25%, 02/01/27(b)	297	314,820
5.13%, 11/01/27(b)	2,318	2,454,182
4.63%, 06/15/28(b)	37	38,758
6.13%, 10/01/28(b)	940	979,461
UnitedHealth Group, Inc., 6.88%, 02/15/38(e)	10,000	16,383,016

		69,288,848

Health Care Technology(b) — 0.4%
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27	733	774,150
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25	650	663,000
Charles River Laboratories International, Inc.
5.50%, 04/01/26	457	478,662
4.25%, 05/01/28	324	339,390
IQVIA, Inc.
5.00%, 10/15/26	554	578,930
5.00%, 05/15/27	1,192	1,267,126
Mednax, Inc.
5.25%, 12/01/23	323	326,973
6.25%, 01/15/27	426	456,868
Syneos Health, Inc., 3.63%, 01/15/29	1,446	1,449,998

		6,335,097

Hotels, Restaurants & Leisure — 2.6%
1011778 BC ULC/New Red Finance, Inc.(b)
5.75%, 04/15/25	552	590,640
3.88%, 01/15/28	1,559	1,583,585
4.38%, 01/15/28	2,509	2,584,270
3.50%, 02/15/29	130	129,838
Boyd Gaming Corp.
8.63%, 06/01/25(b)	169	187,960
6.38%, 04/01/26	505	524,599
6.00%, 08/15/26	330	342,375

94	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Boyd Gaming Corp. (continued)
4.75%, 12/01/27	$393	$408,229
Caesars Entertainment, Inc.(b)
6.25%, 07/01/25	3,215	3,423,975
8.13%, 07/01/27	2,296	2,541,724
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)	1,048	1,110,437
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(b)	1,111	1,158,217
Churchill Downs, Inc.(b)
5.50%, 04/01/27	2,042	2,161,967
4.75%, 01/15/28	282	296,805
Golden Nugget, Inc., 6.75%, 10/15/24(b)	1,269	1,259,889
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25(b)	319	338,938
5.13%, 05/01/26	1,327	1,370,127
5.75%, 05/01/28(b)	451	490,463
4.88%, 01/15/30	1,909	2,085,582
4.00%, 05/01/31(b)	886	934,827
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 06/01/26(b)	399	413,963
Las Vegas Sands Corp.
3.50%, 08/18/26	96	102,729
3.90%, 08/08/29	88	94,639
Marriott International, Inc., Series EE, 5.75%, 05/01/25	1,295	1,514,763
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26	186	194,370
McDonald’s Corp., 4.20%, 04/01/50(e)	480	617,082
MGM Resorts International
7.75%, 03/15/22	1,059	1,127,835
6.00%, 03/15/23	1,335	1,433,456
Scientific Games International, Inc.(b)
8.63%, 07/01/25	442	483,990
5.00%, 10/15/25	270	278,610
8.25%, 03/15/26	2,063	2,223,089
7.00%, 05/15/28	451	484,920
7.25%, 11/15/29	218	239,255
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)	1,648	1,779,840
Vail Resorts, Inc., 6.25%, 05/15/25(b)	341	364,018
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)	602	620,512
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)	1,298	1,359,655
Yum! Brands, Inc.
7.75%, 04/01/25(b)	802	888,215
4.75%, 01/15/30(b)	246	269,739
3.63%, 03/15/31	281	284,043

		38,299,170

Household Durables — 0.4%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 4.88%, 02/15/30(b)	770	795,987
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(b)	507	541,856
Lennar Corp.
4.75%, 11/15/22	1,605	1,693,275
4.75%, 05/30/25	2	2,285
5.25%, 06/01/26	890	1,054,650
Mattamy Group Corp., 4.63%, 03/01/30(b)	524	555,440

Security	Par (000)	Value

Household Durables (continued)
MDC Holdings, Inc., 6.00%, 01/15/43	$345	$462,488
NCR Corp.(b)
5.75%, 09/01/27	512	544,000
5.00%, 10/01/28	241	254,255
6.13%, 09/01/29	175	193,813
5.25%, 10/01/30	245	262,763
PulteGroup, Inc.
5.00%, 01/15/27	106	125,080
7.88%, 06/15/32	56	83,790
Toll Brothers Finance Corp., 4.35%, 02/15/28	35	38,850

		6,608,532

Household Products — 0.0%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(b)	157	163,784

Independent Power and Renewable Electricity Producers — 0.9%
Calpine Corp.(b)
5.25%, 06/01/26	906	937,257
4.50%, 02/15/28	1,386	1,441,440
5.13%, 03/15/28	3,279	3,449,410
4.63%, 02/01/29	500	514,140
5.00%, 02/01/31	546	570,570
3.75%, 03/01/31	525	519,923
Clearway Energy Operating LLC
5.75%, 10/15/25	545	573,612
4.75%, 03/15/28(b)	630	675,675
NRG Energy, Inc.
6.63%, 01/15/27	2,029	2,142,705
5.75%, 01/15/28	52	56,810
5.25%, 06/15/29(b)	960	1,056,000
3.63%, 02/15/31(b)	860	884,768
TerraForm Power Operating LLC(b)
4.25%, 01/31/23	214	221,223
5.00%, 01/31/28	231	259,563
4.75%, 01/15/30	127	135,890

		13,438,986

Insurance — 3.8%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(b)	2,837	3,035,590
American International Group, Inc., (3 mo. LIBOR US + 4.20%), 8.18%, 05/15/58(a)	3,755	5,501,484
AmWINS Group, Inc., 7.75%, 07/01/26(b)	167	179,341
Aon PLC, 4.25%, 12/12/42(e)	6,500	7,826,348
AssuredPartners, Inc., 5.63%, 01/15/29(b)	581	606,419
Farmers Exchange Capital II, (3 mo. LIBOR US + 3.74%), 6.15%, 11/01/53(a)(b)	4,890	6,185,030
Global Atlantic Fin Co., 8.63%, 04/15/21(b)(e)	3,400	3,457,200
HUB International Ltd., 7.00%, 05/01/26(b)	1,724	1,802,942
Northwestern Mutual Life Insurance Co., 6.06%, 03/30/40(b)(e)	12,000	17,455,324
Principal Financial Group, Inc., (3 mo. LIBOR US + 3.04%), 3.27%, 05/15/55(a)	5,000	4,800,000
Progressive Corp., Series B, (3 mo. LIBOR US + 2.54%), 5.38%(a)(f)	5,000	5,212,500

		56,062,178
Interactive Media & Services — 0.4%
Cablevision Lightpath LLC(b)
3.88%, 09/15/27	368	370,300

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Interactive Media & Services (continued)
Cablevision Lightpath LLC(b) (continued)
5.63%, 09/15/28	$540	$564,975
Netflix, Inc.
3.63%, 06/15/25(b)	210	224,855
5.88%, 11/15/28	1,698	2,035,478
5.38%, 11/15/29(b)	1,934	2,279,702
4.88%, 06/15/30(b)	387	445,050
Twitter, Inc., 3.88%, 12/15/27(b)	299	318,435

		6,238,795

Internet Software & Services — 1.2%
Booking Holdings, Inc.
3.55%, 03/15/28	3,375	3,887,269
4.63%, 04/13/30	2,185	2,715,036
Expedia Group, Inc., 6.25%, 05/01/25(b)(e)	5,550	6,433,008
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(b)	370	389,425
Match Group Holdings II LLC, 4.13%, 08/01/30(b)	517	537,680
Uber Technologies, Inc.(b)
7.50%, 05/15/25	1,590	1,717,550
8.00%, 11/01/26	347	378,705
7.50%, 09/15/27	1,639	1,802,900
6.25%, 01/15/28	440	478,500

		18,340,073

IT Services — 1.1%
Banff Merger Sub, Inc., 9.75%, 09/01/26(b)	2,752	2,972,573
Booz Allen Hamilton, Inc., 3.88%, 09/01/28(b)	735	757,050
Camelot Finance SA, 4.50%, 11/01/26(b)	1,377	1,437,244
Dun & Bradstreet Corp.(b)
6.88%, 08/15/26	1,210	1,300,750
10.25%, 02/15/27	822	926,805
Fidelity National Information Services, Inc., 5.00%, 10/15/25	538	637,438
Gartner, Inc.(b)
4.50%, 07/01/28	587	619,285
3.75%, 10/01/30	940	990,534
Leidos, Inc., 4.38%, 05/15/30(b)	2,215	2,652,352
Presidio Holdings, Inc., 4.88%, 02/01/27(b)	379	402,035
Rackspace Technology Global, Inc., 5.38%, 12/01/28(b)	920	963,884
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(b)	2,026	2,093,972

		15,753,922

Leisure Products — 0.2%
Mattel, Inc.
6.75%, 12/31/25(b)(e)	886	935,146
5.88%, 12/15/27(b)	503	558,959
6.20%, 10/01/40	227	265,023
5.45%, 11/01/41	460	506,161

		2,265,289

Machinery(b) — 0.4%
Colfax Corp.
6.00%, 02/15/24	734	760,622
6.38%, 02/15/26	894	954,345
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(g)	74	80,475
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25	878	894,463

Security	Par (000)	Value

Machinery (continued)
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26	$1,307	$1,359,280
Vertical Holdco GmbH, 7.63%, 07/15/28	664	723,760
Vertical US Newco, Inc., 5.25%, 07/15/27	1,547	1,639,820

		6,412,765

Media — 9.2%
Altice Financing SA(b)
7.50%, 05/15/26	2,172	2,292,112
5.00%, 01/15/28	863	884,260
Altice France Holding SA(b)
10.50%, 05/15/27	4,698	5,273,505
6.00%, 02/15/28	734	743,175
Cable One, Inc., 4.00%, 11/15/30(b)	525	545,344
CCO Holdings LLC/CCO Holdings Capital Corp.(b)
5.13%, 05/01/27(e)	3,132	3,323,647
5.00%, 02/01/28	162	171,315
5.38%, 06/01/29	1,823	1,998,464
4.75%, 03/01/30	313	337,727
4.50%, 08/15/30	3,937	4,178,141
4.25%, 02/01/31	1,913	2,016,034
4.50%, 05/01/32	3,027	3,231,988
Charter Communications Operating LLC/Charter Communications Operating Capital
6.38%, 10/23/35	479	656,253
6.48%, 10/23/45(e)	9,584	13,556,180
5.38%, 05/01/47	1,500	1,872,158
6.83%, 10/23/55	3,540	5,369,048
Clear Channel Worldwide Holdings, Inc.
9.25%, 02/15/24	1,258	1,273,725
5.13%, 08/15/27(b)(e)	6,446	6,510,460
Comcast Corp.
3.75%, 04/01/40	545	658,374
4.95%, 10/15/58	3,795	5,761,802
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(b)(e)	5,388	5,803,954
Cox Communications, Inc., 8.38%, 03/01/39(b)	5,000	8,612,414
CSC Holdings LLC
5.25%, 06/01/24	1,061	1,148,426
5.38%, 02/01/28(b)	336	358,680
7.50%, 04/01/28(b)	877	986,625
5.75%, 01/15/30(b)	406	445,077
4.13%, 12/01/30(b)	880	920,128
4.63%, 12/01/30(b)	3,854	4,022,612
3.38%, 02/15/31(b)	1,036	1,016,575
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(b)	1,332	1,082,250
Discovery Communications LLC, 4.88%, 04/01/43	4,000	4,953,005
DISH DBS Corp.
5.88%, 07/15/22	2,545	2,659,525
5.88%, 11/15/24	164	171,960
7.75%, 07/01/26	2,123	2,377,781
Fox Corp., 3.05%, 04/07/25	475	518,324
Gray Television, Inc., 7.00%, 05/15/27(b)	415	454,425
Hughes Satellite Systems Corp., 5.25%, 08/01/26	351	387,416
iHeartCommunications, Inc.
6.38%, 05/01/26	370	395,881
5.25%, 08/15/27(b)	376	394,800
4.75%, 01/15/28(b)	184	188,830

96	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Lamar Media Corp.
5.75%, 02/01/26	$282	$290,813
4.00%, 02/15/30	307	318,513
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(b)	1,155	1,243,069
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(b)(g)	707	685,790
Lions Gate Capital Holdings LLC, 6.38%, 02/01/24(b)	253	259,325
Live Nation Entertainment, Inc.(b)
4.88%, 11/01/24	136	137,700
6.50%, 05/15/27	2,164	2,420,477
4.75%, 10/15/27	391	400,744
3.75%, 01/15/28(d)	411	415,274
Meredith Corp., 6.88%, 02/01/26	144	140,400
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(b)	920	936,100
Radiate Holdco LLC/Radiate Finance, Inc.(b)
4.50%, 09/15/26	1,356	1,398,375
6.50%, 09/15/28	2,880	3,034,800
Scripps Escrow II, Inc.(b)
3.88%, 01/15/29	205	213,049
5.38%, 01/15/31	367	382,598
Sinclair Television Group, Inc., 4.13%, 12/01/30(b)	960	982,301
Sirius XM Radio, Inc.(b)
5.00%, 08/01/27	626	665,131
5.50%, 07/01/29	1,669	1,836,422
4.13%, 07/01/30	415	441,716
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(b)	1,000	1,066,500
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(b)	1,566	1,620,810
Time Warner Cable LLC, 6.55%, 05/01/37	3,519	4,830,607
ViacomCBS, Inc.
5.85%, 09/01/43	1,300	1,808,321
(3 mo. LIBOR US + 3.90%), 5.88%, 02/28/57(a)	2,111	2,190,162
Videotron Ltd., 5.13%, 04/15/27(b)	999	1,060,189
Virgin Media Secured Finance PLC(b)
5.50%, 08/15/26	487	505,871
5.50%, 05/15/29	1,761	1,908,484
4.50%, 08/15/30	754	787,930
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(b)	1,652	1,718,080
WMG Acquisition Corp.(b)
3.88%, 07/15/30	336	357,091
3.00%, 02/15/31	147	144,060
Ziggo Bond Co. BV, 6.00%, 01/15/27(b)	955	1,009,215
Ziggo BV(b)
5.50%, 01/15/27	874	912,237
4.88%, 01/15/30	682	716,952

		134,391,506

Metals & Mining — 2.5%
Allegheny Technologies, Inc., 7.88%, 08/15/23	286	312,981
AngloGold Ashanti Holdings PLC, 5.13%, 08/01/22	5,000	5,259,375
Arconic Corp.(b)
6.00%, 05/15/25	705	752,588
6.13%, 02/15/28	552	595,125
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)	2,181	2,355,480
Commercial Metals Co., 4.88%, 05/15/23(e)	2,194	2,309,185
Constellium SE(b)
6.63%, 03/01/25(e)	609	621,941

Security	Par (000)	Value

Metals & Mining (continued)
Constellium SE(b) (continued)
5.88%, 02/15/26	$1,701	$1,752,030
Freeport-McMoRan, Inc.
4.38%, 08/01/28	887	942,438
4.63%, 08/01/30	1,131	1,241,273
5.40%, 11/14/34	2,250	2,815,312
5.45%, 03/15/43	2,707	3,370,215
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(b)	817	829,255
Kaiser Aluminum Corp., 4.63%, 03/01/28(b)	704	730,400
New Gold, Inc., 7.50%, 07/15/27(b)	1,190	1,314,950
Novelis Corp.(b)
5.88%, 09/30/26	1,876	1,960,420
4.75%, 01/30/30	2,718	2,928,278
Southern Copper Corp., 5.88%, 04/23/45	3,870	5,589,731
Steel Dynamics, Inc., 3.25%, 10/15/50	1,145	1,195,865

		36,876,842

Multi-line Retail — 0.0%
Nordstrom, Inc., 8.75%, 05/15/25(b)	297	332,655

Multi-Utilities — 0.2%
NiSource, Inc., 3.60%, 05/01/30	2,200	2,545,782

Offshore Drilling & Other Services — 0.1%
Lam Research Corp., 4.88%, 03/15/49	875	1,264,779

Oil, Gas & Consumable Fuels — 16.1%
Aker BP ASA(b)
4.75%, 06/15/24	1,169	1,209,434
5.88%, 03/31/25	570	590,468
Apache Corp., 4.88%, 11/15/27	470	498,200
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 9.00%, 11/01/27(b)	576	639,360
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25(b)	367	390,855
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)	984	1,004,910
Buckeye Partners LP
4.13%, 03/01/25(b)	594	601,425
4.50%, 03/01/28(b)	821	845,630
5.85%, 11/15/43	383	376,849
5.60%, 10/15/44	376	361,430
Cenovus Energy, Inc.
3.00%, 08/15/22	183	186,993
3.80%, 09/15/23	104	108,028
5.38%, 07/15/25	1,186	1,337,156
5.40%, 06/15/47	77	90,391
Cheniere Energy Partners LP
5.63%, 10/01/26	380	395,200
4.50%, 10/01/29	1,206	1,275,683
Cheniere Energy, Inc., 4.63%, 10/15/28(b)	2,872	3,015,600
Cimarex Energy Co., 4.38%, 06/01/24	38	41,446
CNOOC Petroleum North America ULC, 6.40%, 05/15/37	2,000	2,746,875
CNX Resources Corp., 7.25%, 03/14/27(b)	478	511,460
Comstock Resources, Inc.
7.50%, 05/15/25(b)	569	582,992
9.75%, 08/15/26	724	780,110
Concho Resources, Inc., 4.88%, 10/01/47	3,815	5,158,771
Continental Resources, Inc.
5.75%, 01/15/31(b)	534	592,729
4.90%, 06/01/44	3,500	3,461,535

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.63%, 05/01/27(b)	$567	$561,330
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)	2,479	2,531,629
CVR Energy, Inc.(b)
5.25%, 02/15/25	336	324,240
5.75%, 02/15/28	175	165,813
DCP Midstream Operating LP
5.38%, 07/15/25	120	131,858
5.63%, 07/15/27	438	486,180
5.13%, 05/15/29	48	53,238
6.45%, 11/03/36(b)	247	266,760
6.75%, 09/15/37(b)	1,527	1,649,160
Diamondback Energy, Inc.
4.75%, 05/31/25	2,170	2,442,962
3.50%, 12/01/29	692	739,274
Double Eagle III Midco 1 LLC/Double Eagle Finance Corp., 7.75%, 12/15/25(b)	571	605,477
eG Global Finance PLC(b)
6.75%, 02/07/25	503	518,090
8.50%, 10/30/25	787	838,155
El Paso Natural Gas Co. LLC, 8.63%, 01/15/22	2,345	2,536,394
Enbridge, Inc.(a)
(3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78	5,000	5,468,363
Series 16-A, (3 mo. LIBOR US + 3.89%), 6.00%, 01/15/77	5,880	6,276,900
Endeavor Energy Resources LP/EER Finance, Inc.(b)
6.63%, 07/15/25	322	344,540
5.50%, 01/30/26	2,136	2,191,856
5.75%, 01/30/28	518	558,767
Energy Transfer Operating LP
5.20%, 02/01/22(e)	10,200	10,579,664
4.25%, 03/15/23	553	587,649
5.88%, 01/15/24(e)	3,366	3,783,671
5.50%, 06/01/27	406	477,861
6.13%, 12/15/45	3,579	4,227,862
Series B, (3 mo. LIBOR US + 4.16%), 6.63%(a)(f)	5,000	4,225,000
EnLink Midstream LLC
5.63%, 01/15/28(b)	380	387,676
5.38%, 06/01/29	188	182,830
EnLink Midstream Partners LP
4.40%, 04/01/24	613	604,890
4.15%, 06/01/25	48	46,800
4.85%, 07/15/26	64	62,486
5.60%, 04/01/44	523	419,708
5.05%, 04/01/45	161	128,299
Enterprise Products Operating LLC 4.90%, 05/15/46(e)	5,375	6,841,299
Series E, (3 mo. LIBOR US + 3.03%), 5.25%, 08/16/77(a)	4,800	4,866,569
EOG Resources, Inc., 4.38%, 04/15/30	2,965	3,603,531
EQM Midstream Partners LP, 4.13%, 12/01/26	226	227,695
EQT Corp.
3.90%, 10/01/27	791	785,819
8.75%, 02/01/30	374	458,150
Extraction Oil & Gas, Inc.(b)(h)(i)
7.38%, 05/15/24	718	129,240
5.63%, 02/01/26	1,546	278,280
Exxon Mobil Corp., 3.45%, 04/15/51	3,890	4,445,834
Genesis Energy LP/Genesis Energy Finance Corp., 7.75%, 02/01/28	293	280,548

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Harvest Midstream I LP, 7.50%, 09/01/28(b)	$660	$702,075
Hess Corp., 5.80%, 04/01/47	5,000	6,361,834
Hess Midstream Operations LP, 5.63%, 02/15/26(b)	402	418,080
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)	1,150	1,175,875
Kinder Morgan, Inc.
7.80%, 08/01/31	197	281,331
7.75%, 01/15/32(e)	4,586	6,629,937
Marathon Petroleum Corp.
4.75%, 12/15/23	1,230	1,361,618
4.70%, 05/01/25	4,280	4,902,976
5.13%, 12/15/26	937	1,116,883
Matador Resources Co., 5.88%, 09/15/26	1,218	1,193,640
MEG Energy Corp.(b)
7.00%, 03/31/24	130	131,300
6.50%, 01/15/25	1,486	1,530,654
MPLX LP
4.13%, 03/01/27	825	951,501
5.20%, 03/01/47	3,500	4,257,663
4.70%, 04/15/48(e)	5,000	5,929,399
5.50%, 02/15/49	2,640	3,476,386
Murphy Oil Corp.
5.75%, 08/15/25	49	48,510
6.38%, 12/01/42	47	41,419
Murphy Oil USA, Inc., 4.75%, 09/15/29	323	343,591
New Fortress Energy, Inc., 6.75%, 09/15/25(b)	2,261	2,401,589
NGPL PipeCo LLC, 7.77%, 12/15/37(b)	1,117	1,510,160
NuStar Logistics LP
6.00%, 06/01/26	373	403,403
6.38%, 10/01/30	45	50,976
Occidental Petroleum Corp.
2.70%, 08/15/22	579	579,724
2.70%, 02/15/23	786	785,253
6.95%, 07/01/24	92	99,360
2.90%, 08/15/24	928	893,200
5.50%, 12/01/25	297	309,655
3.40%, 04/15/26	149	142,057
3.20%, 08/15/26	52	48,620
3.00%, 02/15/27	10	8,900
8.88%, 07/15/30	17	19,954
6.13%, 01/01/31	522	558,644
4.30%, 08/15/39	915	773,651
6.20%, 03/15/40	1,368	1,354,320
4.50%, 07/15/44	557	472,058
4.63%, 06/15/45	967	842,866
4.40%, 04/15/46	902	786,061
4.10%, 02/15/47	110	89,920
4.20%, 03/15/48	914	744,910
4.40%, 08/15/49	161	135,691
Ovintiv Exploration, Inc., 5.75%, 01/30/22	193	200,460
Parsley Energy LLC/Parsley Finance Corp.(b)
5.25%, 08/15/25	598	622,817
5.63%, 10/15/27	951	1,040,869
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(b)	724	713,792
PDC Energy, Inc.
6.25%, 12/01/25	135	133,313
5.75%, 05/15/26	759	783,668
Petroleos Mexicanos
3.50%, 01/30/23	5,000	5,099,000
4.63%, 09/21/23(e)	3,965	4,111,209
4.88%, 01/18/24	2,000	2,092,500

98	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Plains All American Pipeline LP, Series B, (3 mo. LIBOR US + 4.11%), 6.13%(a)(f)	$2,215	$1,799,687
QEP Resources, Inc.
5.38%, 10/01/22	1,861	1,937,766
5.25%, 05/01/23	400	421,000
5.63%, 03/01/26	229	251,110
Range Resources Corp.
5.88%, 07/01/22	280	280,000
5.00%, 08/15/22	559	553,410
5.00%, 03/15/23(e)	551	537,225
4.88%, 05/15/25	30	28,338
Rattler Midstream LP, 5.63%, 07/15/25(b)	530	559,813
Rockies Express Pipeline LLC, 6.88%, 04/15/40(b)	580	631,243
Sabine Pass Liquefaction LLC
5.63%, 04/15/23(e)	10,510	11,546,594
5.75%, 05/15/24	2,575	2,943,978
5.88%, 06/30/26	1,481	1,790,681
SM Energy Co.
6.13%, 11/15/22	52	50,180
10.00%, 01/15/25(b)	1,870	2,010,250
Southwestern Energy Co.
4.10%, 03/15/22	550	552,750
6.45%, 01/23/25	214	222,560
7.50%, 04/01/26	130	136,370
Sunoco LP/Sunoco Finance Corp.
4.88%, 01/15/23	672	680,467
6.00%, 04/15/27	141	149,886
5.88%, 03/15/28	317	342,360
4.50%, 05/15/29(b)	382	397,280
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 09/15/24(b)	188	191,290
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.13%, 02/01/25	136	139,400
5.88%, 04/15/26	669	709,287
5.38%, 02/01/27	5	5,252
6.50%, 07/15/27	228	247,380
5.00%, 01/15/28	869	917,282
6.88%, 01/15/29	1,231	1,386,414
5.50%, 03/01/30	836	907,645
4.88%, 02/01/31(b)	678	738,742
TransCanada PipeLines Ltd., 4.88%, 05/15/48	4,000	5,172,449
Transcanada Trust, (3 mo. LIBOR US + 3.53%), 5.63%, 05/20/75(a)	2,755	3,019,116
Transocean, Inc., 11.50%, 01/30/27(b)	294	210,210
Viper Energy Partners LP, 5.38%, 11/01/27(b)	382	399,190
Western Midstream Operating LP
5.38%, 06/01/21(e)	5,125	5,150,625
5.45%, 04/01/44	12	12,135
5.30%, 03/01/48	1,180	1,169,333
5.50%, 08/15/48	16	15,705
6.25%, 02/01/50	1,448	1,592,800
Williams Cos., Inc.
3.70%, 01/15/23	2,245	2,378,185
4.55%, 06/24/24	527	589,900
8.75%, 03/15/32	2,478	3,624,920
5.10%, 09/15/45(e)	5,075	6,272,477
WPX Energy, Inc.
6.00%, 01/15/22	72	73,081
8.25%, 08/01/23	811	923,015

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
WPX Energy, Inc. (continued)
5.25%, 09/15/24	$100	$108,927
5.75%, 06/01/26	501	526,676
5.25%, 10/15/27	200	211,924
5.88%, 06/15/28	314	342,269
4.50%, 01/15/30	180	190,800

		236,838,526

Personal Products — 0.0%
Edgewell Personal Care Co., 5.50%, 06/01/28(b)	285	306,290

Pharmaceuticals — 4.5%
AbbVie, Inc.
5.00%, 12/15/21(e)	1,631	1,683,777
2.80%, 03/15/23	3,000	3,137,172
4.75%, 03/15/45(e)	5,485	7,168,477
4.70%, 05/14/45(e)	3,255	4,258,241
Bausch Health Americas, Inc., 8.50%, 01/31/27(b)	1,137	1,264,537
Bausch Health Cos., Inc.(b)
9.00%, 12/15/25	1,014	1,119,405
5.75%, 08/15/27	326	349,635
7.00%, 01/15/28	536	589,171
5.00%, 01/30/28	37	38,130
5.00%, 02/15/29	1,134	1,165,979
6.25%, 02/15/29	1,122	1,218,773
7.25%, 05/30/29	1,242	1,396,145
5.25%, 01/30/30	402	422,100
5.25%, 02/15/31	633	661,308
CVS Health Corp.(e)
5.13%, 07/20/45	3,879	5,222,536
5.05%, 03/25/48	8,205	11,120,060
Elanco Animal Health, Inc., 5.90%, 08/28/28	353	416,540
Endo Dac/Endo Finance LLC/Endo Finco, Inc.(b)
9.50%, 07/31/27	751	838,304
6.00%, 06/30/28	271	230,350
Jaguar Holding Co. II/PPD Development LP(b)
4.63%, 06/15/25	861	908,019
5.00%, 06/15/28	1,219	1,301,282
Merck & Co., Inc., 6.50%, 12/01/33(e)	6,420	10,016,657
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)	3,021	3,277,785
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30(e)	8,270	8,465,103

		66,269,486

Producer Durables: Miscellaneous — 0.0%
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23(b)	684	685,642

Real Estate Management & Development(b) — 0.4%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25	183	193,715
Greystar Real Estate Partners LLC, 5.75%, 12/01/25	360	366,840
Howard Hughes Corp., 5.38%, 08/01/28	762	819,531
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29	4,485	4,682,200

		6,062,286

Road & Rail — 1.8%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.35%), 6.61%, 12/15/55(a)	6,125	6,990,156
CSX Corp., 3.80%, 04/15/50	770	954,170
Norfolk Southern Corp., 6.00%, 03/15/05(e)	12,700	18,907,829

		26,852,155

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment — 2.8%
Analog Devices, Inc., 2.95%, 04/01/25	$2,010	$2,193,804
Broadcom, Inc.
4.70%, 04/15/25(e)	5,865	6,721,101
5.00%, 04/15/30	10,970	13,335,263
Microchip Technology, Inc., 4.25%, 09/01/25(b)	2,061	2,180,421
NVIDIA Corp.
3.50%, 04/01/50(e)	2,785	3,378,452
3.70%, 04/01/60	1,760	2,261,403
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.40%, 05/01/30(b)	1,755	1,990,196
ON Semiconductor Corp., 3.88%, 09/01/28(b)	728	753,480
Qorvo, Inc., 3.38%, 04/01/31(b)	879	907,568
QUALCOMM, Inc., 4.30%, 05/20/47(e)	3,500	4,745,564
Sensata Technologies BV(b)
5.63%, 11/01/24	695	776,690
5.00%, 10/01/25	572	636,350
Sensata Technologies, Inc.(b)
4.38%, 02/15/30	1,390	1,495,987
3.75%, 02/15/31	424	439,510

		41,815,789

Software — 1.4%
ANGI Group LLC, 3.88%, 08/15/28(b)	582	592,185
Black Knight InfoServ LLC, 3.63%, 09/01/28(b)	859	879,401
Boxer Parent Co., Inc.(b)
7.13%, 10/02/25	850	922,630
9.13%, 03/01/26	336	361,200
BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, 01/31/26(b)	1,231	1,261,775
CDK Global, Inc.
5.88%, 06/15/26	378	396,556
4.88%, 06/01/27	457	482,135
5.25%, 05/15/29(b)	1,526	1,690,686
MSCI, Inc., 3.88%, 02/15/31(b)	1,115	1,179,113
Open Text Corp., 3.88%, 02/15/28(b)	794	825,760
Open Text Holdings, Inc., 4.13%, 02/15/30(b)	1,086	1,155,287
PTC, Inc.(b)
3.63%, 02/15/25	166	170,653
4.00%, 02/15/28	867	908,724
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(b) .	1,831	1,897,374
SS&C Technologies, Inc., 5.50%, 09/30/27(b)	4,171	4,454,712
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(b)	2,824	2,898,130

		20,076,321

Specialty Retail — 0.4%
Gap, Inc., 8.88%, 05/15/27(b)	350	406,000
L Brands, Inc.
6.88%, 07/01/25(b)	604	655,811
6.88%, 11/01/35	1,119	1,256,078
PetSmart, Inc.(b)
7.13%, 03/15/23	433	433,000
5.88%, 06/01/25	2,317	2,380,717
Staples, Inc., 7.50%, 04/15/26(b)	1,182	1,234,327

		6,365,933

Technology Hardware, Storage & Peripherals(b) — 0.6%
Dell International LLC/EMC Corp.
5.88%, 06/15/21	407	407,733
7.13%, 06/15/24	1,233	1,278,775

Security	Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
Dell International LLC/EMC Corp. (continued)
5.85%, 07/15/25	$2,395	$2,875,956
8.35%, 07/15/46	2,355	3,562,684

		8,125,148

Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands, Inc., 5.38%, 05/15/25(b)	117	123,788
Levi Strauss & Co., 5.00%, 05/01/25	270	276,750
William Carter Co., 5.63%, 03/15/27(b)	365	384,163

		784,701

Thrifts & Mortgage Finance — 0.2%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/01/25(b)	268	267,330
MGIC Investment Corp., 5.25%, 08/15/28	337	360,590
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27	794	842,632
5.50%, 08/15/28	565	593,250
5.13%, 12/15/30	303	316,702

		2,380,504

Tobacco — 2.0%
Altria Group, Inc., 10.20%, 02/06/39(e)	13,392	22,975,013
BAT Capital Corp., 4.54%, 08/15/47	3,000	3,331,355
Reynolds American, Inc., 5.85%, 08/15/45	2,335	2,985,882

		29,292,250

Transportation Infrastructure — 0.6%
FedEx Corp., 5.25%, 05/15/50	6,000	8,498,586

Utilities(b) — 0.3%
Midland Cogeneration Venture LP, 5.25%, 03/15/25(e) .	2,443	2,441,767
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28	1,087	1,146,785
Vistra Operations Co. LLC, 5.63%, 02/15/27	812	863,675

		4,452,227

Wireless Telecommunication Services — 3.6%
Altice France SA(b)
7.38%, 05/01/26(e)	6,371	6,705,478
8.13%, 02/01/27	1,112	1,225,991
5.50%, 01/15/28	2,001	2,092,066
5.13%, 01/15/29	338	349,830
American Tower Corp., 3.60%, 01/15/28	4,000	4,543,447
Crown Castle International Corp.
3.65%, 09/01/27(e)	8,000	9,031,883
3.30%, 07/01/30	1,220	1,365,520
4.15%, 07/01/50	820	996,701
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.75%, 05/25/24(b)	635	669,131
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, 05/01/24(b)	401	429,367
SBA Communications Corp.
4.88%, 09/01/24	1,938	1,987,865
3.88%, 02/15/27	2,908	3,053,400
Sprint Corp.
7.88%, 09/15/23	421	487,434
7.13%, 06/15/24	796	931,320
7.63%, 03/01/26	1,196	1,484,469
T-Mobile USA, Inc.
4.50%, 02/01/26	538	550,016
4.75%, 02/01/28	913	981,375
3.88%, 04/15/30(b)(e)	2,925	3,387,735

100	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wireless Telecommunication Services (continued)
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25%, 10/15/23	$1,414	$1,424,605
VICI Properties LP/VICI Note Co., Inc.(b)
3.50%, 02/15/25	946	967,545
4.25%, 12/01/26	2,963	3,073,075
3.75%, 02/15/27	1,004	1,026,590
4.63%, 12/01/29	1,298	1,388,860
4.13%, 08/15/30	3,469	3,661,980
VTR Comunicaciones SpA, 5.13%, 01/15/28(b)	449	477,904

		52,293,587

Total Corporate Bonds — 110.3%
(Cost: $1,403,972,720)		1,620,128,455

Floating Rate Loan Interests(a)

Oil, Gas & Consumable Fuels — 0.1%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%	784	849,660

Total Floating Rate Loan Interests — 0.1%
(Cost: $784,000)		849,660

Foreign Agency Obligations

Brazil — 0.5%
Brazilian Government International Bond, 5.00%, 01/27/45	6,525	7,248,867

Colombia — 0.4%
Colombia Government International Bond, 5.63%, 02/26/44	4,000	5,186,250

Indonesia — 0.3%
Indonesia Government International Bond, 5.88%, 01/15/24(b)	4,400	5,060,000

Mexico — 0.5%
Mexico Government International Bond, 4.75%, 03/08/44(e)	5,800	6,900,550

Uruguay — 0.3%
Uruguay Government International Bond, 5.10%, 06/18/50	3,500	4,897,813

Total Foreign Agency Obligations — 2.0%
(Cost: $23,633,158)		29,293,480

Municipal Bonds

New York — 0.8%
Metropolitan Transportation Authority, RB, BAB, 6.55%, 11/15/31	10,000	11,949,000

Total Municipal Bonds — 0.8%
(Cost: $9,833,900)		11,949,000

Security	Par (000)	Value

Preferred Securities

Capital Trusts — 17.2%

Automobiles — 0.2%
General Motors Financial Co., Inc., Series C, 5.70%(a)(f)	$2,565	$2,827,912

Banks(a)(f) — 3.7%
CIT Group, Inc., Series A, 5.80%	3,000	3,060,000
HSBC Capital Funding Dollar 1 LP, 10.18%(b)(e)	11,835	20,208,263
Huntington Bancshares, Inc., Series F, 5.63%	6,450	7,530,375
Macquarie Bank Ltd., 6.13%(b)	1,885	2,016,950
Nordea Bank Abp, 6.13%(b)	5,540	6,049,015
US Bancorp, Series J, 5.30%(e)	10,415	11,714,271
Wells Fargo & Co.
Series S, 5.90%	281	298,211
Series U, 5.88%	2,655	3,010,106

		53,887,191

Capital Markets — 0.1%
State Street Corp., Series F, 3.81%(a)(f)	1,855	1,845,725

Consumer Finance(a)(f) — 0.6%
American Express Co., Series C, 3.50%	4,510	4,389,899
Capital One Financial Corp., Series E, 4.03%	5,000	4,956,500

		9,346,399

Diversified Financial Services — 9.2%
Bank of America Corp.(a)(f)
Series AA, 6.10%	8,630	9,778,221
Series U, 5.20%(e)	5,785	6,030,863
Barclays PLC, 8.00%(a)(f)	4,500	5,017,500
BNP Paribas SA(a)(b)(f)
7.20%(e)	5,000	5,550,000
6.75%(e)	5,000	5,225,000
7.38%	4,535	5,246,405
Citigroup, Inc.(a)(f)
5.90%	2,210	2,321,605
Series Q, 4.32%	5,465	5,437,675
Credit Agricole SA, 8.13%(a)(b)(f)	5,000	6,075,000
Credit Suisse Group AG(a)(b)(f)
5.10%	1,230	1,279,200
6.25%(e)	7,255	7,925,188
7.50%	1,865	2,032,850
HSBC Holdings PLC, 6.50%(a)(f)	2,615	2,935,338
JPMorgan Chase & Co.
8.75%, 09/01/30	2,000	2,976,229
Series I, 3.68%(a)(f)	2,542	2,536,800
Series Q, 5.15%(a)(f)	4,000	4,130,080
Series R, 6.00%(a)(e)(f)	14,130	14,977,800
Series S, 6.75%(a)(e)(f)	9,775	10,974,407
Lloyds Banking Group PLC, 7.50%(a)(f)	8,285	9,527,750
Morgan Stanley, Series H, 3.85%(a)(f)	8,675	8,612,540
Natwest Group PLC(a)(f)
8.00%	970	1,130,050
8.63%(e)	5,135	5,329,668
Societe Generale SA, 7.38%(a)(b)(f)	1,980	2,027,579
UBS Group AG, 7.00%(a)(b)(e)(f)	7,500	8,221,875

		135,299,623

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities — 0.5%
PPL Capital Funding, Inc., Series A, 2.91%, 03/30/67(a)	$8,300	$7,158,593

Insurance — 1.9%
ACE Capital Trust II, 9.70%, 04/01/30(e)	7,000	10,715,292
Allstate Corp., Series B, 5.75%, 08/15/53(a)	5,000	5,350,300
Equitable of Iowa Cos. Capital Trust II, Series B, 8.42%, 04/01/27	5,000	5,243,245
MetLife, Inc., 6.40%, 12/15/36(e)	5,000	6,467,197

		27,776,034

Media — 0.4%
NBCUniversal Enterprise, Inc., 5.25%(b)(f)	5,600	5,712,000

Oil, Gas & Consumable Fuels — 0.2%
Enterprise Products Operating LLC, 3.00%, 06/01/67(a)	2,500	2,145,000

Wireless Telecommunication Services — 0.4%
Vodafone Group PLC, 7.00%, 04/04/79(a)	4,745	5,902,945

Total Capital Trusts — 17.2%		251,901,422

	Shares

Preferred Stocks — 3.0%

Banks(a)(f) — 2.0%
Citigroup, Inc., Series K, 6.88%	488,320	14,019,667
Wells Fargo & Co., Series Q	550,500	14,780,925

		28,800,592

Capital Markets(a)(f) — 0.7%
Goldman Sachs Group, Inc., Series J, 5.50%	162,450	4,439,759
State Street Corp., Series D, 5.90%	220,495	6,246,623

		10,686,382

Equity Real Estate Investment Trusts (REITs) — 0.1%
Vornado Realty Trust, Series K, 5.70%(f)	50,000	1,258,000

Interactive Media & Services — 0.2%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $3,526,645)(c)(j)	32,185	3,526,645

Total Preferred Stocks — 3.0%		44,271,619

Total Preferred Securities — 20.2%
(Cost: $270,337,469)		296,173,041

Warrants

Oil, Gas & Consumable Fuels — 0.0%
SM Energy Co. (Expires 06/30/23)(i)	29,074	177,642

Total Warrants — 0.0%
(Cost: $124,728)		177,642

Total Long-Term Investments — 140.0%
(Cost: $1,805,981,099)		2,054,808,151

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(k)(l)	24,122,699	$24,122,699

Total Short-Term Securities — 1.6%
(Cost: $24,122,699)		24,122,699

Options Purchased — 0.2%
(Cost: $5,318,095)		2,939,309

Total Investments Before Options Written — 141.8%
(Cost: $1,835,421,893)		2,081,870,159

Options Written — (0.2)%
(Premiums Received: $(3,128,928))		(3,216,486)

Total Investments, Net of Options Written — 141.6%
(Cost: $1,832,292,965)		2,078,653,673

Liabilities in Excess of Other Assets — (41.6)%		(610,500,525)

Net Assets — 100.0%		$1,468,153,148

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	When-issued security.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	Perpetual security with no stated maturity date.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Non-income producing security.
(j)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $3,526,645, representing 0.24% of its net assets as of period end, and an original cost of $3,526,645.

(k)	Affiliate of the Trust.
(l)	Annualized 7-day yield as of period end.

102	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$9,646,385	$14,476,314	(a)	$—	$—	$—	$24,122,699	24,122,699	$77,889	$—

(a)	Represents net amount purchased (sold).

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Barclays Capital, Inc.	0.50	%(b)	01/31/20	Open	$488,565	$491,598	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	(b)	03/18/20	Open	7,188,750	7,252,231	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.75	(b)	03/20/20	Open	385,193	387,496	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.75	(b)	03/20/20	Open	495,158	498,118	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.80	(b)	03/20/20	Open	1,653,728	1,664,275	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.45	(b)	03/27/20	Open	5,255,000	5,280,115	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.45	(b)	04/08/20	Open	5,016,000	5,035,242	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.90	(b)	04/15/20	Open	8,907,469	8,965,367	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.90	(b)	04/15/20	Open	8,826,712	8,884,086	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.90	(b)	04/15/20	Open	12,275,437	12,355,228	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.90	(b)	04/15/20	Open	15,341,119	15,440,836	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.00	(b)	04/15/20	Open	1,830,567	1,843,788	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	04/15/20	Open	2,275,000	2,291,431	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	04/15/20	Open	3,931,250	3,959,642	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	04/15/20	Open	4,542,125	4,574,929	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.45	(b)	05/04/20	Open	2,989,000	2,999,063	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	05/29/20	Open	3,905,000	3,920,300	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	05/29/20	Open	5,675,175	5,697,411	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	05/29/20	Open	4,950,000	4,969,394	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	(b)	06/15/20	Open	4,656,250	4,687,292	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/26/20	Open	4,436,606	4,449,146	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/26/20	Open	5,390,437	5,405,673	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/26/20	Open	5,677,031	5,693,077	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	06/26/20	Open	6,066,994	6,098,340	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.00	(b)	06/26/20	Open	6,403,125	6,436,741	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.00	(b)	06/26/20	Open	4,162,500	4,183,891	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	6,912,500	6,937,798	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	(b)	08/11/20	Open	6,392,850	6,406,817	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	08/20/20	Open	21,611,340	21,647,539	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	08/31/20	Open	7,157,200	7,168,204	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	08/31/20	Open	7,908,187	7,920,346	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.25	(b)	09/02/20	Open	436,668	437,034	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	10,102,406	10,116,550	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	858,084	859,285	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	16,605,000	16,628,247	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	7,732,500	7,743,326	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	11,150,000	11,165,610	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	4,008,025	4,013,636	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	9,501,600	9,514,902	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	5,662,500	5,670,428	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	5,598,562	5,606,400	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	16,350,000	16,372,890	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	9,255,500	9,268,458	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
RBC Capital Markets LLC	0.45	%(b)	09/10/20	Open	$5,915,000	$5,923,281	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	3,555,000	3,559,977	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	8,530,000	8,541,942	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	8,302,406	8,314,030	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	8,002,500	8,013,704	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04	(b)	09/10/20	Open	15,550,000	15,600,313	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/15/20	Open	2,709,180	2,716,024	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	09/18/20	Open	14,728,984	14,754,759	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	09/21/20	Open	972,500	973,864	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	09/21/20	Open	4,888,325	4,895,182	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	09/21/20	Open	6,442,500	6,451,537	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open	1,184,553	1,187,211	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.40	(b)	09/25/20	Open	9,805,947	9,816,298	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open	1,656,890	1,659,732	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open	4,695,781	4,703,836	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open	3,955,000	3,961,784	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open	3,536,633	3,542,699	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open	4,793,349	4,801,571	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open	4,647,875	4,655,847	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/25/20	Open	3,503,908	3,510,195	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/25/20	Open	2,375,419	2,379,807	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	09/25/20	Open	1,105,256	1,107,444	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.43	(b)	09/28/20	Open	1,111,250	1,112,498	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/28/20	Open	551,400	552,048	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/28/20	Open	5,943,750	5,950,734	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/28/20	Open	3,140,625	3,144,315	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/28/20	Open	3,891,194	3,895,766	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/28/20	Open	8,620,000	8,630,129	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	533,900	534,806	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	4,095,000	4,101,950	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	2,019,795	2,023,223	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open	4,826,900	4,835,092	Capital Trusts	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/29/20	Open	20,416,094	20,439,827	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/29/20	Open	3,425,500	3,429,482	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	3,005,200	3,011,799	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	8,708,400	8,727,522	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	2,947,388	2,953,859	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	2,904,345	2,910,722	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	10,542,400	10,565,549	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	9,160,200	9,180,314	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	2,806,040	2,812,202	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	2,715,436	2,721,399	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	09/30/20	Open	1,418,886	1,421,606	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	(b)	10/07/20	Open	958,530	961,020	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	10/29/20	Open	7,081,250	7,086,826	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	10/29/20	Open	2,862,500	2,864,754	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	10/29/20	Open	6,971,250	6,976,740	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	10/29/20	Open	2,290,000	2,291,803	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	10/29/20	Open	2,190,000	2,191,725	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	10/29/20	Open	3,559,350	3,564,645	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	10/29/20	Open	4,725,000	4,732,028	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95	(b)	10/29/20	Open	10,365,487	10,382,720	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95	(b)	10/29/20	Open	3,370,208	3,375,810	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95	(b)	10/29/20	Open	9,626,250	9,642,254	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	11/19/20	Open	5,305,290	5,309,409	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	11/19/20	Open	1,604,496	1,605,359	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/27/20	Open	15,340,185	15,349,047	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	12/10/20	Open	7,463,437	7,465,179	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.40	(b)	12/10/20	Open	4,256,175	4,257,168	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	12/14/20	Open	9,948,750	9,950,864	Capital Trusts	Open/Demand

104	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Barclays Capital, Inc.	0.40	%(b)	12/30/20	Open	$5,104,687	$5,104,801	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	12/30/20	Open	6,091,817	6,091,969	Foreign Agency Obligations	Open/Demand

					$612,722,484	$614,172,180

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Ultra Bond	98	03/22/21	$20,929	$(181,845)

Short Contracts
10-Year U.S. Treasury Note	719	03/22/21	99,278	(24,647)
10-Year U.S. Ultra Long Treasury Note	68	03/22/21	10,632	36,728
Long U.S. Treasury Bond	107	03/22/21	18,531	184,749
5-Year U.S. Treasury Note	140	03/31/21	17,663	(39,037)

				157,793

				$(24,052)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Euro Stoxx Banks	4,085	03/19/21	EUR	80.00	EUR	200	$648,757

Put
iShares iBoxx $ Investment Grade Corporate Bond ETF	29,372	02/19/21	USD	134.00	USD	393,585	2,129,470

							$2,778,227

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Put
10-Year Interest Rate Swap, 01/17/31	2.50%	Semi-Annual	3-Month USD, LIBOR, 0.24%	Quarterly	Citibank N.A.	01/15/21	2.50%	USD	67,000	$1
30-Year Interest Rate Swap, 08/15/51	2.50%	Semi-Annual	3-Month USD, LIBOR, 0.24%	Quarterly	JPMorgan Chase Bank N.A.	08/13/21	2.50	USD	40,000	161,081

										$161,082

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ)

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
iShares iBoxx $ Investment Grade Corporate Bond ETF	29,372	02/19/21	USD	140.00	USD	411,208	$(1,527,344)
Euro Stoxx Banks	4,085	03/19/21	EUR	90.00	EUR	225	(205,856)

							(1,733,200)

Put
iShares iBoxx $ Investment Grade Corporate Bond ETF	29,372	02/19/21	USD	131.00	USD	384,773	(1,483,286)

							$(3,216,486)

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Prudential Financial, Inc.	1.00%	Quarterly	Citibank N.A.	06/20/21	USD	1,920	$(9,137)	$2,644	$(11,781)
Prudential Financial, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/21	USD	1,155	(5,497)	1,691	(7,188)
Prudential Financial, Inc.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/21	USD	9,500	(45,211)	11,441	(56,652)
							$(59,845)	$15,776	$(75,621)

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
OTC Swaps	$15,776	$—	$—	$(75,621)	$—
Options Written	—	—	565,799	(653,357)	(3,216,486)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$221,477	$—	$221,477
Options purchased
Investments at value — unaffiliated(b)	—	—	2,778,227	—	161,082	—	2,939,309
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	15,776	—	—	—	—	15,776

	$—	$15,776	$2,778,227	$—	$382,559	$—	$3,176,562

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$245,529	$—	$245,529
Options written
Options written at value	—	—	3,216,486	—	—	—	3,216,486
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	75,621	—	—	—	—	75,621

	$—	$75,621	$3,216,486	$—	$245,529	$—	$3,537,636

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

106	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ)

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$538,584	$—	$8,582,545	$—	$9,121,129
Options purchased(a)	—	(102,124)	(5,237,013)	—	(3,870,712)	—	(9,209,849)
Options written	—	267,566	2,226,634	—	1,810,000	—	4,304,200
Swaps	—	(1,142,465)	—	—	—	—	(1,142,465)

	$—	$(977,023)	$(2,471,795)	$—	$6,521,833	$—	$3,073,015

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$407,558	$—	$407,558
Options purchased(b)	—	—	(1,325,668)	—	(764,993)	—	(2,090,661)
Options written	—	—	(87,558)	—	596,276	—	508,718
Swaps	—	136,869	—	—	—	—	136,869

	$—	$136,869	$(1,413,226)	$—	$238,841	$—	$(1,037,516)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$29,423,277
Average notional value of contracts — short	$115,039,424
Options
Average value of option contracts purchased	$739,493
Average value of option contracts written	$814,149
Average notional value of swaption contracts purchased	$357,325,000
Average notional value of swaption contracts written	$77,000,000
Credit default swaps
Average notional value — buy protection	$12,575,000
Average notional value — sell protection	$7,150,000

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$73,500		$134,933
Options	2,939,309	(a)	3,216,486
Swaps — OTC(b)	15,776		75,621

Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,028,585		3,427,040

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,851,727)		(3,351,419)

Total derivative assets and liabilities subject to an MNA	$176,858		$75,621

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets
Citibank N.A.	$2,645	$(2,645)	$—	$—	$—
Goldman Sachs International	1,691	(1,691)	—	—	—
JPMorgan Chase Bank N.A.	172,522	(56,652)	—	(115,870)	—

	$176,858	$(60,988)	$—	$(115,870)	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)
Citibank N.A.	$11,781	$(2,645)	$—	$—	$9,136
Goldman Sachs International	7,188	(1,691)	—	—	5,497
JPMorgan Chase Bank N.A.	56,652	(56,652)	—	—	—

	$75,621	$(60,988)	$—	$—	$14,633

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$94,479,138	$1,757,735	$96,236,873
Corporate Bonds	—	1,618,489,758	1,638,697	1,620,128,455
Floating Rate Loan Interests	—	849,660	—	849,660
Foreign Agency Obligations	—	29,293,480	—	29,293,480
Municipal Bonds	—	11,949,000	—	11,949,000
Preferred Securities
Capital Trusts	—	251,901,422	—	251,901,422
Preferred Stocks	40,744,974	—	3,526,645	44,271,619
Warrants	—	177,642	—	177,642
Short-Term Securities
Money Market Funds	24,122,699	—	—	24,122,699
Options Purchased
Equity Contracts	2,778,227	—	—	2,778,227
Interest Rate Contracts	—	161,082	—	161,082

	$67,645,900	$2,007,301,182	$6,923,077	$2,081,870,159

Derivative Financial Instruments
Assets
Interest Rate Contracts	$221,477	$—	$—	$221,477
Liabilities
Credit Contracts	—	(75,621)	—	(75,621)

108	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Credit Allocation Income Trust (BTZ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Liabilities (continued)
Equity Contracts	$(3,216,486)	$—	$—	$(3,216,486)
Interest Rate Contracts	(245,529)	—	—	(245,529)

	$(3,240,538)	$(75,621)	$—	$(3,316,159)

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $614,172,180 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments December 31, 2020	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks

Auto Components — 0.0%
Lear Corp.		89	$14,154

Construction & Engineering — 0.0%
McDermott International Ltd.(a)		76,644	62,081

Energy Equipment & Services — 0.0%
Pioneer Energy Services Corp.(b)		546	21,203

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.		9,191	9

Household Durables — 0.0%
Berkline Benchcraft Equity LLC(b)		6,155	—

Media — 0.0%
Clear Channel Outdoor Holdings, Inc.(a)		72,096	118,958

Metals & Mining — 0.0%
Ameriforge Group, Inc.		832	14,560
Preferred Proppants LLC(b)		7,476	11,214

			25,774

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp.(a)		1,252	29,535

Software — 0.0%
Avaya Holdings Corp.(a)		40	766

Specialty Retail — 0.1%
NMG Parent LLC		2,218	143,283

Total Common Stocks — 0.1%
(Cost: $2,854,316)			415,763

		Par (000)

Corporate Bonds

Aerospace & Defense — 0.1%
TransDigm, Inc., 8.00%, 12/15/25(c)	USD	198	218,849

Airlines — 1.9%
Allegiant Travel Co., 8.50%, 02/05/24(c)		740	791,800
American Airlines, Inc., 11.75%, 07/15/25(c)		1,452	1,674,519
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(c)		1,507	1,620,025
United Airlines Pass-Through Trust, Series 2016-1, Class A, 5.88%, 10/15/27		1,471	1,588,993

			5,675,337

Auto Components — 0.1%
Clarios Global LP, 6.75%, 05/15/25(c)		305	328,638

Automobiles — 1.0%
AutoNation, Inc., 4.75%, 06/01/30		87	104,690
Ford Motor Co., 8.50%, 04/21/23		1,256	1,413,641
Ford Motor Credit Co. LLC, 5.13%, 06/16/25		200	217,460
General Motors Co., 6.13%, 10/01/25		406	492,465

Security		Par (000)	Value

Automobiles (continued)
General Motors Financial Co., Inc., 2.75%, 06/20/25	USD	569	$608,434
Group 1 Automotive, Inc., 4.00%, 08/15/28(c)		105	108,232

			2,944,922

Building Materials(c) — 0.4%
SRM Escrow Issuer LLC, 6.00%, 11/01/28		1,130	1,181,025
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29		73	76,650

			1,257,675

Chemicals — 0.0%
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(c)		32	35,200

Construction Materials(c) — 0.4%
Core & Main LP, 6.13%, 08/15/25		140	144,725
Wolverine Escrow LLC, 9.00%, 11/15/26		960	908,688

			1,053,413

Consumer Finance — 0.1%
PayPal Holdings, Inc., 1.65%, 06/01/25		261	272,688

Containers & Packaging — 0.0%
Graham Packaging Co., Inc., 7.13%, 08/15/28(c)		72	79,560

Diversified Telecommunication Services(c) — 0.5%
Zayo Group Holdings, Inc.
4.00%, 03/01/27		1,233	1,236,082
6.13%, 03/01/28		175	185,063

			1,421,145

Electric Utilities — 0.0%
Pike Corp., 5.50%, 09/01/28(c)		89	94,007
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.(b)
11.50%, 10/01/20(c)		654	—
Term Loan, 1.00%, 11/10/21		1,050	—

			94,007

Energy Equipment & Services(b)(c)(d) — 0.1%
Pioneer Energy Services Corp.
(11.00% Cash), 11.00%, 05/15/25		222	177,512
(5.00% PIK), 5.00%, 11/15/25(e)		156	84,594

			262,106

Equity Real Estate Investment Trusts (REITs) — 0.0%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.63%, 06/15/25(c)		85	91,035

Hotels, Restaurants & Leisure — 0.1%
Marriott International, Inc., Series EE, 5.75%, 05/01/25		233	272,540

Household Products — 0.0%
Berkline Benchcraft LLC, 4.50%, 06/01/21(a)(b)(f)(g)		400	—

Internet Software & Services(c) — 0.3%
Expedia Group, Inc.
3.60%, 12/15/23		277	295,200
6.25%, 05/01/25		473	548,255

110	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Internet Software & Services (continued)
TripAdvisor, Inc., 7.00%, 07/15/25	USD	53	$57,240
Uber Technologies, Inc., 6.25%, 01/15/28		137	148,987

			1,049,682

IT Services — 0.5%
Castle U.S. Holding Corp., 9.50%, 02/15/28(c)		401	401,000
Fiserv, Inc., 2.25%, 06/01/27		968	1,031,643
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25(c)		47	49,937

			1,482,580

Machinery(c) — 0.2%
Clark Equipment Co., 5.88%, 06/01/25		73	77,015
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(d)		561	610,088

			687,103

Media(c) — 0.5%
Liberty Broadband Corp., 2.75%, 09/30/50(e)		315	336,975
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(d)		111	107,670
Radiate Holdco LLC/Radiate Finance, Inc.
4.50%, 09/15/26		353	364,031
6.50%, 09/15/28		484	510,015
Univision Communications, Inc., 6.63%, 06/01/27		140	150,367

			1,469,058

Oil, Gas & Consumable Fuels — 0.1%
eG Global Finance PLC, 8.50%, 10/30/25(c)		182	193,746

Real Estate Management & Development(c) — 0.2%
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28 .		512	564,480
Realogy Group LLC/Realogy Co-Issuer Corp., 7.63%, 06/15/25		76	82,515

			646,995

Semiconductors & Semiconductor Equipment — 0.6%
Broadcom, Inc.
4.70%, 04/15/25		1,097	1,257,127
3.15%, 11/15/25		406	443,332
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25(c)		47	50,586

			1,751,045

Software(c) — 0.2%
BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, 01/31/26		180	184,500
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24		409	423,826

			608,326

Wireless Telecommunication Services — 0.1%
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31		251	273,896

Total Corporate Bonds — 7.4%
(Cost: $20,566,989)			22,169,546

Floating Rate Loan Interests(g)

Aerospace & Defense — 2.4%
Bleriot US Bidco, Inc.
Delayed Draw Term Loan, (3 mo. LIBOR + 4.75%), 5.00%, 10/31/26		60	60,236
Term Loan B, (3 mo. LIBOR + 4.75%), 5.00%, 10/31/26 .		387	385,507

Security		Par (000)	Value

Aerospace & Defense (continued)
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.75%, 04/06/26	USD	1,259	$1,195,694
2020 Term Loan B1, (3 mo. LIBOR + 3.50%), 3.75%, 04/06/26		2,341	2,223,989
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 5.65%, 04/09/26		465	371,936
Spirit Aerosystems, Inc., 2020 Term Loan B, (1 mo. LIBOR + 5.25%, 0.75% Floor), 6.00%, 01/15/25		617	621,627
Trandigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.40%, 12/09/25		2,322	2,271,932

			7,130,921

Air Freight & Logistics — 0.7%
WestJet Airlines Ltd., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26		2,142	2,049,275

Airlines — 1.3%
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 1.90%, 01/29/27		243	207,994
2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 2.16%, 12/14/23		1,213	1,087,145
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 2.15%, 04/28/23		846	759,968
JetBlue Airways Corp., Term Loan, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/17/24		466	478,359
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/20/27		1,472	1,529,967

			4,063,433

Auto Components — 2.6%
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 04/30/26		3,948	3,927,582
USI, Inc.
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 3.25%, 05/16/24		2,361	2,325,096
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%), 4.25%, 12/02/26		135	134,220
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 02/05/26		1,613	1,587,889

			7,974,787

Automobiles(h) — 0.6%
Mavis Tire Express Services Corp.
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 3.50%, 03/20/25		913	894,868
2020 Add-On Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 03/20/25		827	829,067

			1,723,935

Building Materials — 0.8%
Allied Universal Holdco LLC, 2019 Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 07/12/26		1,462	1,454,629
CHI Overhead Doors, Inc., Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/31/25		113	112,858

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Materials (continued)
CP Atlas Buyer, Inc.(h)
2020 Delayed Draw Term Loan B2, (3 mo. LIBOR + 4.50%, 0.75% Floor), 5.25%, 11/23/27	USD	186	$185,732
2020 Term Loan B1, (3 mo. LIBOR + 4.50%, 0.75% Floor), 5.25%, 11/23/27		556	557,196

			2,310,415

Building Products — 1.1%
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/05/24(h)		1,067	1,065,131
MI Windows and Doors LLC, 2020 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27(h)		330	330,413
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/19/23		1,985	1,986,978

			3,382,522

Capital Markets — 2.3%
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27		3,609	3,610,232
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%), 3.75%, 11/12/27		881	879,353
FinCo I LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.50%), 2.65%, 06/27/25		516	514,949
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 04/12/24		728	718,718
GT Polaris, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 09/24/27		511	512,124
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.00%), 3.19%, 06/03/26		714	708,261

			6,943,637

Chemicals — 4.5%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/24		1,770	1,762,089
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 08/27/26		1,590	1,594,322
Axalta Coating Systems US Holdings, Inc., USD Term Loan B3, (3 mo. LIBOR + 1.75%), 2.00%, 06/01/24		1,153	1,142,670
Chemours Co., 2018 USD Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 04/03/25		403	394,600
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/28/24		720	702,053
Encapsys LLC, 2020 Term Loan B2, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 11/07/24		764	758,443
Illuminate Buyer LLC, Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 06/30/27		1,530	1,528,827
Invictus US LLC
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 03/28/25		475	465,962
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 6.90%, 03/30/26		526	499,977
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 2.75%, 03/02/26		1,767	1,752,057
Minerals Technologies, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 02/14/24(b)		262	260,948

Security		Par (000)	Value

Chemicals (continued)
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 05/15/24	USD	924	$909,781
Oxea Holding Drei GmbH, 2017 USD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.75%, 10/14/24		1,595	1,573,185
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 10/01/25		127	125,523

			13,470,437

Commercial Services & Supplies — 4.1%
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.90%, 03/11/25		95	93,813
Asurion LLC
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 6.65%, 08/04/25		931	936,758
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 3.15%, 11/03/23		1,306	1,292,436
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 3.15%, 11/03/24		705	698,581
2020 Term Loan B8, (3 mo. LIBOR + 3.25%), 3.49%, 12/23/26		493	486,898
Creative Artists Agency LLC
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 11/26/26		361	356,310
2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 11/26/26		1,219	1,202,674
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 12/12/25		1,447	1,434,107
Diamond (BC) BV, USD Term Loan, (3 mo. LIBOR + 3.00%), 3.21%, 09/06/24		1,188	1,169,329
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/09/25		350	343,753
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 11/03/23		274	241,244
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.44%, 09/19/26(b)		610	599,548
Prime Security Services Borrower LLC, 2019 Term Loan B1, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/23/26		1,233	1,235,939
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 4.65%, 08/27/25		1,652	1,648,679
West Corp., 2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 10/10/24		707	683,095

			12,423,164

Communications Equipment — 0.2%
Avantor, Inc., USD Term Loan B3, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 11/21/24		707	706,573

Construction & Engineering — 1.6%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		2,468	2,401,808
Pike Corp., 2020 Term Loan B, (1 mo. LIBOR + 3.97%), 4.12%, 07/24/26		323	321,396

112	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Construction & Engineering (continued)
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 04/12/25	USD	264	$263,250
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 05/23/25		1,804	1,773,610

			4,760,064

Construction Materials — 2.2%
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 08/01/24		3,119	3,100,223
Filtration Group Corp.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 03/29/25		1,495	1,477,169
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 03/29/25		750	750,120
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/25/23		714	714,547
Potters Industries LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/09/27(b)(h)		498	498,000

			6,540,059

Consumer Discretionary(h) — 0.4%
Zaxby’s Operating Company LLC
1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/10/27		858	858,000
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.75% Floor), 7.25%, 12/08/28(b)		391	394,910

			1,252,910

Containers & Packaging — 1.9%
Berry Global, Inc.
Term Loan W, (1 mo. LIBOR + 2.00%), 2.15%, 10/01/22.		1,524	1,521,953
Term Loan Y, (1 mo. LIBOR + 2.00%), 2.15%, 07/01/26 .		300	298,083
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 3.48%, 04/03/24		1,501	1,446,550
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/29/23		1,265	1,256,265
Pregis TopCo Corp.
1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 08/01/26		387	384,838
2020 Incremental Term Loan, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 08/01/26(b)(h)		179	177,657
Tosca Services LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 08/18/27		509	510,486

			5,595,832

Distributors — 1.3%
American Builders & Contractors Supply Co., Inc.,
2019 Term Loan, (1 mo. LIBOR + 2.00%), 2.15%, 01/15/27		1,784	1,765,319
TMK Hawk Parent Corp.
2020 Super Priority First Out Term Loan A, (1 mo. LIBOR + 9.50%, 1.00% Floor), 10.50%, 05/30/24		583	559,596
2020 Super Priority Second Out Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 08/28/24(b)		1,934	1,508,603

			3,833,518

Diversified Consumer Services — 3.6%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 02/01/27		342	340,997
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		966	959,818

Security		Par (000)	Value

Diversified Consumer Services (continued)
Ascend Learning, LLC, 2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 07/12/24	USD	630	$631,473
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 01/15/27		2,027	2,032,558
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%, 0.75% Floor), 2.50%, 11/07/23		1,148	1,135,750
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 07/11/25		1,610	1,556,795
Midas Intermediate Holdco II LLC, 2020 Term Loan B, (3 mo. LIBOR + 6.75%), 7.50%, 12/22/25(h)		963	975,524
Nomad Foods Europe Midco Ltd., 2017 USD Term Loan B4, (1 mo. LIBOR + 2.25%), 2.41%, 05/15/24		701	691,440
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 10/28/27		473	473,000
Serta Simmons Bedding LLC
2020 Super Priority First Out Term Loan, (1 mo. LIBOR + 7.50%), 8.50%, 08/10/23		292	294,804
2020 Super Priority Second Out Term Loan, (1 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 08/10/23		459	412,076
Uber Technologies, Inc., 2018 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 07/13/23		1,318	1,314,199

			10,818,434

Diversified Financial Services — 5.3%
Advisor Group, Inc., 2019 Term Loan B, (1 mo. LIBOR + 5.00%), 5.15%, 08/01/26		655	647,933
Alchemy Copyrights LLC, Term Loan B, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 08/16/27(b)		529	529,997
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 2.65%, 04/04/24		1,809	1,786,359
Allsup’s Convenience Stores, Inc., Term Loan, (1 mo. LIBOR + 6.25%), 6.40%, 11/18/24		379	379,787
Applecaramel Buyer LLC, Term Loan B, (6 mo. LIBOR + 4.00%), 4.50%, 10/19/27		770	769,038
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (6 mo. LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/01/28		412	414,575
2020 Term Loan B, (6 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 09/30/27		2,261	2,258,649
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 4.25%, 02/07/25		566	559,140
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/03/24		1,045	990,000
LBM Acquisition LLC(h)
Delayed Draw Term Loan, 5.25%, 12/09/27		131	130,775
Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/17/27		589	588,488
LEB Holdings (USA), Inc, Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/02/27		473	474,026
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		1,570	1,567,378
SMG US Midco 2, Inc., 2020 Term Loan, (3 mo. LIBOR + 2.50%), 2.71%, 01/23/25		959	900,348
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.50%, 07/30/25		317	301,461
Therma Intermediate LLC, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/10/27		435	433,212

S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 02/28/27	USD	2,136	$2,122,590
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 2.66%, 04/30/28		1,003	995,788

			15,849,544

Diversified Telecommunication Services — 3.6%
Cablevision Lightpath LLC, Term Loan B, (3 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 09/29/27(h)		356	355,000
Consolidated Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 10/02/27		694	696,468
Frontier Communications Corp., 2020 DIP Exit Term Loan, (1 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 10/08/21		948	950,967
GCI LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 10/15/25(h)		764	760,028
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 05/16/24		1,628	1,627,307
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		245	248,063
2020 DIP Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 07/13/22		85	86,406
Iridium Satellite LLC, Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 11/04/26		1,080	1,084,309
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 03/01/27		1,183	1,161,894
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/15/24		1,421	1,415,880
Northwest Fiber LLC, Term Loan B, (1 mo. LIBOR + 5.50%), 5.65%, 04/30/27		590	590,955
TDC A/S, EUR Term Loan, (6 mo. LIBOR + 3.00%), 3.00%, 06/04/25	EUR	819	994,255
Virgin Media SFA Finance Ltd., GBP Term Loan L, (LIBOR - GBP + 3.25%), 3.28%, 01/15/27	GBP	600	800,160

			10,771,692

Electric Utilities — 0.3%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 12/15/27	USD	837	835,745

Electrical Equipment — 0.6%
Gates Global LLC, 2017 USD Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/01/24		1,951	1,943,966

Electronic Equipment, Instruments & Components — 0.2%
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 02/12/25		529	528,333

Energy Equipment & Services — 0.2%
Dell International LLC, 2019 Term Loan B, (1 mo. LIBOR + 2.00%, 0.75% Floor), 2.75%, 09/19/25		529	529,512

Entertainment — 0.4%
MSG National Properties LLC, Term Loan, (3 mo. LIBOR + 6.25%, 0.75% Floor), 7.00%, 11/12/25(b)(h)		1,223	1,229,115

Security		Par (000)	Value

Environmental, Maintenance, & Security Service — 0.9%
Asplundh Tree Expert LLC, Term Loan B, (1 mo. LIBOR + 2.50%), 2.65%, 09/07/27	USD	1,235	$1,237,227
TruGreen Limited Partnership, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/02/27		1,524	1,529,334

			2,766,561

Equity Real Estate Investment Trusts (REITs) — 0.7%
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 05/11/24		448	437,180
VICI Properties LLC, Replacement Term Loan B, (1 mo. LIBOR + 1.75%), 1.89%, 12/20/24		1,824	1,791,457

			2,228,637

Food & Staples Retailing — 1.1%
Hearthside Food Solutions LLC
2018 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 05/23/25		587	577,159
2018 Term Loan B, (1 mo. LIBOR + 3.68%), 3.83%, 05/23/25		521	511,384
2020 Incremental Term Loan B3, (1 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 05/23/25		102	102,570
US Foods, Inc.
2016 Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 06/27/23		1,618	1,592,072
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 09/13/26		401	394,066

			3,177,251

Food Products — 3.0%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 10/01/25		674	671,300
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.65%, 10/10/26(h)		262	261,430
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/23/27		1,921	1,914,461
Froneri International Ltd.
2020 USD 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 5.90%, 01/29/28(b)		248	249,317
2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 2.40%, 01/29/27		2,865	2,833,215
JBS USA LUX SA, 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 05/01/26		320	317,109
Pathway Vet Alliance LLC
2020 Delayed Draw Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 03/31/27		27	27,003
2020 Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 03/31/27		331	330,589
Reynolds Group Holdings, Inc.
2017 Term Loan, (1 mo. LIBOR + 2.75%), 2.90%, 02/05/23		1,392	1,385,502
2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 02/05/26		252	249,515
Shearer’s Foods, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 09/23/27		391	390,899
Sovos Brands Intermediate, Inc., 2018 Term Loan, (3 mo. LIBOR + 4.75%), 4.96%, 11/20/25(b)		465	465,395

			9,095,735

114	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Equipment & Supplies — 1.1%
Avantor Funding, Inc., 2020 Incremental Term Loan B4, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 11/06/27(h)	USD	1,282	$1,282,808
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 06/30/25		2,168	2,134,587

			3,417,395

Health Care Providers & Services — 4.5%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/30/25		491	492,240
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 06/07/23		1,171	1,162,270
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/08/27		597	597,997
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 10/10/25		1,204	1,000,435
EyeCare Partners LLC
2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.25%), 8.40%, 02/18/28(b)		780	709,800
2020 Delayed Draw Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 02/18/27		201	195,324
2020 Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 02/18/27		855	830,824
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 4.75%, 03/05/26(h)		607	565,303
Gentiva Health Services, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.44%, 07/02/25		1,340	1,331,243
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 08/06/26		1,415	1,411,767
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 06/07/23		728	724,545
Precision Medicine Group LLC, Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 11/18/27(b)(h)		1,210	1,210,252
Sotera Health Holdings LLC, 2019 Term Loan, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/11/26		3,167	3,176,411

			13,408,411

Health Care Services — 1.1%
Azalea Topco, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 3.71%, 07/25/26		1,292	1,274,510
Unified Physician Management LLC, 2020 Term Loan, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 12/16/27(b)(h)		883	876,377
WP CityMD Bidco LLC, 2019 Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 08/13/26		1,104	1,101,014

			3,251,901

Health Care Technology — 1.5%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 03/01/24		1,732	1,722,090
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.90%, 10/10/25		1,780	1,766,232
Press Ganey Holdings, Inc., 2020 Incremental Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 07/25/26		595	593,513
Quintiles IMS, Inc., 2017 USD Term Loan B1, (1 mo. LIBOR + 1.75%), 1.90%, 03/07/24		307	304,564

			4,386,399

Hotels, Restaurants & Leisure — 8.3%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.90%, 11/19/26		1,520	1,496,609

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 02/02/26	USD	267	$251,037
Aristocrat Leisure Ltd., 2020 Incremental Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/24		618	619,057
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 1.96%, 10/19/24		605	598,940
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 2.35%, 09/15/23		705	698,505
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 12/23/24		1,709	1,674,900
2020 Term Loan B1, (1 mo. LIBOR + 4.50%), 4.65%, 07/20/25		2,245	2,245,703
CCM Merger, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/04/25(h)		443	441,706
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 03/08/24		2,403	2,145,671
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.15%, 11/30/23		836	829,252
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/01/23		95	90,268
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 10/04/23		1,307	1,259,429
Golden Nugget, Inc., 2020 Initial Term Loan, (3 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(b)		110	123,943
Herschend Entertainment Co. LLC, Term Loan B, (3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 08/25/25		369	370,920
IRB Holding Corp.
2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%), 4.25%, 11/12/27(h)		2,811	2,811,871
2020 Term Loan B, (6 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/05/25		1,416	1,401,942
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.91%, 04/03/25		862	854,776
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/29/24		370	338,755
Playtika Holding Corp., Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 12/10/24		887	891,391
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 2.90%, 08/14/24		651	635,262
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.75%, 07/10/25		551	552,366
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 2.50%, 02/08/27		1,283	1,261,593
Travelport Finance (Luxembourg) Sarl
(3 mo. LIBOR + 7.00%, 1.00% Floor), 9.00%, 02/28/25		798	773,665
2019 Term Loan, (3 mo. LIBOR + 5.00%), 5.25%, 05/29/26		1,380	931,009
Whatabrands LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.97%, 08/02/26		1,302	1,289,015
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 05/30/25		343	340,170

			24,927,755

Household Durables — 0.6%
Reynolds Consumer Products LLC, Term Loan, (1 mo. LIBOR + 1.75%), 1.90%, 02/04/27		990	982,672
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 10/30/27		739	739,369

			1,722,041

S C H E D U L E O F I N V E S T M E N T S	115

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers — 0.9%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 01/15/25	USD	316	$312,176
Calpine Corp.
2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.15%, 08/12/26		476	468,817
Term Loan B9, (1 mo. LIBOR + 2.25%), 2.40%, 04/06/26		1,939	1,916,612

			2,697,605

Industrial Conglomerates — 3.1%
AVSC Holding Corp.
(3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 03/03/25		2,355	2,000,319
(6 mo. LIBOR + 15.00%), 15.26%, 10/15/26(h)		680	778,696
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23(b)(h)		810	814,207
Vertical US Newco, Inc., USD Term Loan B, (6 mo. LIBOR + 4.25%), 4.57%, 07/30/27		1,188	1,192,050
Vertiv Group Corp., Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 03/02/27(h)		4,527	4,495,107

			9,280,379

Insurance — 3.9%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 05/09/25		1,807	1,776,886
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 05/09/25		638	626,714
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 01/25/24		1,337	1,334,066
AssuredPartners Capital, Inc., 2020 Incremental Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/13/27		421	421,085
AssuredPartners, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 02/13/27		887	873,094
HUB International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 2.75%), 3.00%, 04/25/25		2,108	2,067,942
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 04/25/25		545	546,281
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 09/01/27		1,021	1,016,616
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 12/31/25		1,213	1,192,623
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 4.15%, 09/03/26		747	743,515
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		1,045	1,051,109

			11,649,931

Interactive Media & Services — 1.8%
Adevinta ASA, USD Term Loan B, (3 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 10/13/27(h)		1,545	1,542,876
Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/31/26		2,212	2,209,921

Security		Par (000)	Value

Interactive Media & Services (continued)
Go Daddy Operating Co. LLC, 2020 Term Loan B3, (1 mo. LIBOR + 2.50%), 2.65%, 08/10/27	USD	1,195	$1,198,484
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/06/24		600	596,427

			5,547,708

Internet & Direct Marketing Retail — 0.6%
CNT Holdings I Corp., 2020 Term Loan, (6 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/08/27		1,688	1,685,097

IT Services — 8.2%
Ancestry.com, Inc., 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 12/06/27(h)		1,482	1,482,741
Aruba Investments, Inc.(h)
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.75%, 0.75% Floor), 8.50%, 11/24/28		885	885,000
2020 USD Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/24/27		479	478,401
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 10/31/26		2,432	2,418,432
Greeneden US Holdings II LLC, 2018 USD Term Loan B, (1 mo. LIBOR + 3.25%), 0.00%, 12/01/23		2,068	2,960,217
GreenSky Holdings LLC, 2020 Term Loan B2, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 03/29/25(b)		964	944,872
Peak 10 Holding Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 7.48%, 08/01/25		605	378,664
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 02/12/27		1,984	1,888,028
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/03/23		233	232,309
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 10/09/28(b)		2,590	2,564,100
Trans Union LLC, 2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.90%, 11/16/26		1,962	1,952,704
Veritas US, Inc., 2020 USD Term Loan B, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 09/01/25		4,428	4,411,282
Virtusa Corp., Term Loan B, (3 mo. LIBOR + 4.50%, 0.75% Floor), 5.25%, 12/01/27(h)		653	648,103
WEX, Inc., Term Loan B3, (1 mo. LIBOR + 2.25%), 2.40%, 05/15/26		1,955	1,940,571
Zephyr Bidco Ltd., 2018 GBP Term Loan B1, (LIBOR - GBP + 4.50%), 4.52%, 07/23/25	GBP	1,000	1,338,441

			24,523,865

Leisure Products — 0.2%
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/19/24	USD	623	576,079

Life Sciences Tools & Services — 0.8%
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27		1,653	1,634,904
Maravai Intermediate Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 10/19/27(b)		769	775,623

			2,410,527

116	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Machinery — 2.0%
Columbus McKinnon Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 01/31/24	USD	82	$81,298
Hayward Industries, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 08/05/24		900	888,372
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 1.90%, 02/28/27		1,406	1,386,332
Terex Corp., 2019 Term Loan B1, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 01/31/24(b)		197	194,535
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 3.27%, 03/28/25		3,440	3,347,650

			5,898,187

Media — 15.3%
Altice Financing SA
2017 USD Term Loan B, (1 mo. LIBOR + 2.75%), 2.91%, 07/15/25		702	686,186
USD 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.90%, 01/31/26		970	947,491
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 4.24%, 08/14/26		2,174	2,161,744
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.90%, 04/30/25		2,093	2,083,820
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.71%, 08/21/26		4,029	3,870,658
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/12/26		5,676	5,689,619
CSC Holdings LLC
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 2.41%, 07/17/25		1,333	1,310,893
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.66%, 04/15/27		1,314	1,299,814
E.W. Scripps Co., 2020 Term Loan B3, 3.75%, 12/15/27(h) .		635	635,000
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		2,670	2,401,642
Liberty Latin America Ltd., Term Loan B, (1 mo. LIBOR + 5.00%), 5.15%, 10/15/26		799	801,165
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 2.40%, 03/24/25		837	823,114
Live Nation Entertainment, Inc., Term Loan B4, (1 Week LIBOR + 1.75%), 1.88%, 10/19/26		1,725	1,672,883
MCC Iowa LLC, Term Loan N, (1 Week LIBOR + 1.75%), 1.86%, 02/15/24		164	163,334
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 09/13/24		2,179	2,147,567
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 09/15/24		1,206	1,200,895
Midcontinent Communications, 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 08/15/26		452	449,836
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (3 mo. LIBOR + 2.75%), 2.90%, 09/19/26		828	821,718
Radiate Holdco LLC, 2020 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 09/25/26		1,507	1,508,012
Sinclair Television Group, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%), 2.40%, 01/03/24		518	510,773
Terrier Media Buyer, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 12/17/26		1,933	1,932,345
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 09/28/23(b)		2,539	2,519,532

Security		Par (000)	Value

Media (continued)
Virgin Media Bristol LLC
2020 USD Term Loan Q, (3 mo. LIBOR + 3.25%), 3.25%, 01/31/29(h)	USD	1,453	$1,450,646
USD Term Loan N, (1 mo. LIBOR + 2.50%), 2.66%, 01/31/28		1,461	1,446,258
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.90%, 05/18/25		1,839	1,688,919
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 03/09/27		5,657	5,614,695

			45,838,559

Metals & Mining — 0.4%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (2 mo. LIBOR + 4.50%), 4.73%, 07/31/25		1,098	1,075,963

Multi-line Retail — 0.2%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 08/04/24		587	582,448
Neiman Marcus Group Ltd. LLC, 2020 Exit Term Loan, (3 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 09/25/25		172	182,480

			764,928

Oil, Gas & Consumable Fuels — 0.5%
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 12/13/25		913	893,323
EG Group Ltd., 2018 USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.25%, 02/07/25		481	475,072
McDermott Technology Americas, Inc.
2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 06/30/24(b)(h)		25	643
2020 Take Back Term Loan, 3.00%, 06/30/25(d)		175	113,096

			1,482,134

Paper & Forest Products — 0.8%
Charter NEX US, Inc., 2020 Term Loan, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 12/01/27(h)		2,451	2,461,140

Personal Products — 1.4%
Sunshine Luxembourg VII Sarl, USD Term Loan B1, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 09/25/26		4,114	4,121,939

Pharmaceuticals — 3.4%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.69%, 05/04/25		1,220	1,186,433
Catalent Pharma Solutions, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 05/18/26		1,265	1,264,134
Elanco Animal Health, Inc., Term Loan B, (3 mo. LIBOR + 1.75%), 1.90%, 08/01/27		770	762,859
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.10%, 11/15/27		1,050	1,039,975
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 08/18/22		2,096	2,094,092
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 06/02/25		3,778	3,761,340

			10,108,833

Professional Services — 1.9%
Dun & Bradstreet Corp.
2020 Add-On Term Loan, 3.98%, 02/06/26(h)		635	634,733

S C H E D U L E O F I N V E S T M E N T S	117

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Professional Services (continued)
Dun & Bradstreet Corp. (continued)
Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 02/06/26	USD	4,182	$4,180,144
STG-Fairway Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 01/31/27		959	942,395

			5,757,272

Real Estate Management & Development — 0.7%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 04/18/24		1,271	1,251,492
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 08/21/25		907	888,801
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 02/08/25		124	121,891

			2,262,184

Road & Rail — 0.3%
Moda Ingleside Energy Center LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 09/25/25		155	153,566
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 5.71%, 08/04/25(b)		761	694,597

			848,163

Semiconductors & Semiconductor Equipment — 0.1%
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 09/19/26		302	302,163

Software — 20.4%
Applied Systems, Inc.
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 09/19/24		2,073	2,070,012
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 09/19/25		449	450,183
Barracuda Networks, Inc.(h)
1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/12/25		2,214	2,206,903
2020 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 10/30/28		535	539,012
BMC Software Finance, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 10/02/25		1,436	1,428,855
By Crown Parent LLC, Term Loan B1, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/26		1,484	1,480,645
Cloudera, Inc., Term Loan B, (3 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 12/17/27(h)		371	370,072
Cornerstone OnDemand, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.39%, 04/22/27		444	445,407
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24		1,160	1,155,772
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.51%, 05/27/24		714	651,604
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/29/23		998	889,635
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 07/31/28		1,316	1,369,469
2020 Term Loan, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 07/31/27		2,630	2,642,150
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 10/01/25		5,810	5,797,721
Informatica LLC 2020 USD 2nd Lien Term Loan, (Fixed), 7.13%, 02/25/25		1,093	1,110,215

Security		Par (000)	Value

Software (continued)
Informatica LLC (continued)
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 02/25/27	USD	5,026	$4,978,476
McAfee LLC, 2018 USD Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 09/30/24		1,940	1,938,340
MED ParentCo LP, 2020 Incremental Term Loan B, (1 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 08/31/26(b)		538	543,029
Mitchell International, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 11/29/24		1,356	1,329,367
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.40%, 12/01/25		666	642,937
2020 Add-On Term Loan, (1 mo. LIBOR + 4.25%, 0.50% Floor), 4.75%, 12/01/24		1,275	1,274,168
Netsmart Technologies, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		903	900,932
Omnitracs, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.00%), 8.15%, 10/01/28		663	653,055
Planview Parent, Inc.(b)(h)
2nd Lien Term Loan, 0.24%, 12/11/28		572	566,280
Delayed Draw Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/17/27		228	227,790
Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/17/27		977	974,943
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 05/30/25		424	416,105
Sabre GLBL, Inc., 2020 Term Loan B, 6.25%, 12/17/27(h)		687	687,859
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 08/01/25		2,277	2,245,486
Solera LLC, USD Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 03/03/23		1,810	1,794,016
Sophia LP, 2020 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/07/27		3,177	3,179,256
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.90%, 04/16/25		534	526,440
SS&C Technologies, Inc.
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.90%, 04/16/25		690	680,426
2018 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.90%, 04/16/25		995	982,976
Tempo Acquisition LLC, 2020 Extended Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 11/02/26		4,254	4,219,423
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.40%, 03/04/28		2,104	2,121,631
Ultimate Software Group, Inc.
2020 2nd Lien Incremental Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 05/03/27		1,225	1,257,156
2020 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 05/03/26		3,005	3,018,782
Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 05/03/26		3,574	3,568,547

			61,335,075

Specialty Retail — 3.0%
Belron Finance US LLC
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 2.46%, 11/13/25		273	272,736
2019 USD Term Loan B, (3 mo. LIBOR + 2.25%), 2.46%, 10/30/26		668	666,579
USD Term Loan B, (3 mo. LIBOR + 2.25%), 2.46%, 11/07/24		1,465	1,461,038

118	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Specialty Retail (continued)
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (LIBOR - GBP + 4.25%), 4.31%, 06/23/25	GBP	1,000	$1,344,787
IAA, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 2.44%, 06/28/26	USD	296	293,234
MED ParentCo LP
1st Lien Delayed Draw Term Loan, (1 mo. LIBOR + 4.25%), 4.39%, 08/31/26		215	211,865
1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 4.40%, 08/31/26		860	844,864
PetSmart, Inc., Consenting Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 03/11/22		2,001	1,995,217
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		1,353	1,328,341
WOOF Holdings, Inc.(h)
1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/16/27		341	340,291
2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/11/28		345	345,862

			9,104,814

Technology Hardware, Storage & Peripherals — 0.4%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 5.15%, 07/23/26		862	732,688
Western Digital Corp., 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.90%, 04/29/23		445	444,125

			1,176,813

Thrifts & Mortgage Finance — 0.6%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 05/23/25		1,869	1,862,776

Wireless Telecommunication Services — 1.4%
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 04/11/25		2,096	2,070,837
Xplornet Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%), 4.90%, 06/10/27		2,227	2,227,087

			4,297,924

Total Floating Rate Loan Interests — 137.3%
(Cost: $412,389,428)			412,119,967

		Shares

Investment Companies

Equity Funds — 0.1%
SPDR S&P Oil & Gas Exploration & Production ETF		3,125	182,813

Fixed Income Funds — 2.7%
Invesco Senior Loan ETF		23,000	512,440
iShares iBoxx $ High Yield Corporate Bond ETF(i)(j)		63,000	5,499,900
iShares iBoxx $ Investment Grade Corporate Bond ETF(i)(j)		15,000	2,071,950

			8,084,290

Total Investment Companies — 2.8%
(Cost: $7,722,619)			8,267,103

Security	Benefical Interest (000)		Value

Other Interests(k)

IT Services(b) — 0.0%
Millennium Corp	USD	991	$—
Millennium Lender Claims		930	—

Total Other Interests — 0.0%
(Cost: $ — )			—

	Shares

Warrants

Metals & Mining — 0.0%
AFGlobal Corp. (Expires 06/08/22)(b)		2,642	—

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp. (Expires 10/27/24)(a)		617	2,468

Total Warrants — 0.0%
(Cost: $ — )			2,468

Total Investments — 147.6%
(Cost: $443,533,352)			442,974,847
Liabilities in Excess of Other Assets — (47.6)%			(142,848,760)

Net Assets — 100.0%			$300,126,087

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(e)	Convertible security.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(h)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.
(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

S C H E D U L E O F I N V E S T M E N T S	119

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Trust (BGT)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class(a)	$—	$—	(b)	$—	$—	$—	$—	—	$4,342	$—
iShares iBoxx $ High Yield Corporate Bond ETF	—	10,819,847		(5,865,845)	67,641	478,257	5,499,900	63,000	239,613	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	3,880,891		(2,071,155)	111,161	151,053	2,071,950	15,000	48,979	—

					$178,802	$629,310	$7,571,850		$292,934	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	462,909	EUR	378,000	UBS AG	02/03/21	$802

EUR	378,000	USD	462,596	UBS AG	01/06/21	(799)
USD	450,681	EUR	378,000	Goldman Sachs International	01/06/21	(11,116)
USD	452,691	EUR	378,000	UBS AG	01/06/21	(9,106)
USD	3,090,862	GBP	2,313,000	BNP Paribas S.A.	01/06/21	(72,204)

						(93,225)

						$(92,423)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$802	$—	$—	$802

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$93,225	$—	$—	$93,225

120	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Trust (BGT)

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$(148,237)	$—	$—	$(148,237)
Options purchased(a)	—	—	(65,618)	—	—	—	(65,618)
Swaps	—	313,937	—	—	—	—	313,937

	$—	$313,937	$(65,618)	$(148,237)	$—	$—	$100,082

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$4,732	$—	$—	$4,732
Options purchased(b)	—	—	(40,820)	—	—	—	(40,820)

	$—	$—	$(40,820)	$4,732	$—	$—	$(36,088)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$6,923,069
Average amounts sold — in USD	$2,986,822
Options
Average value of option contracts purchased	$—	(a)
Credit default swaps
Average notional value — sell protection	$3,455,125

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Forward foreign currency exchange contracts	$802	$93,225

Total derivative assets and liabilities in the Statements of Assets and Liabilities	802	93,225

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$802	$93,225

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
UBS AG	$802	$(802)		$—	$—	$—

S C H E D U L E O F I N V E S T M E N T S	121

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Trust (BGT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
BNP Paribas S.A.	$72,204	$—	$—	$—	$72,204
Goldman Sachs International	11,116	—	—	—	11,116
UBS AG	9,905	(802)	—	—	9,103

	$93,225	$(802)	$—	$—	$92,423

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Auto Components	$14,154	$—	$—	$14,154
Construction & Engineering	62,081	—	—	62,081
Energy Equipment & Services	—	—	21,203	21,203
Health Care Management Services	—	9	—	9
Household Durables	—	—	—	—
Media	118,958	—	—	118,958
Metals & Mining	—	14,560	11,214	25,774
Oil, Gas & Consumable Fuels	29,535	—	—	29,535
Software	766	—	—	766
Specialty Retail	—	143,283	—	143,283
Corporate Bonds	—	21,907,440	262,106	22,169,546
Floating Rate Loan Interests	—	392,465,954	19,654,013	412,119,967
Investment Companies	8,267,103	—	—	8,267,103
Other Interests	—	—	—	—
Warrants	—	2,468	—	2,468
Unfunded Floating Rate Loan Interests(a)	—	—	—	—
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(278)	—	(278)

	$8,492,597	$414,533,436	$19,948,536	$442,974,569

Derivative Financial Instruments(b)
Assets
Foreign Currency Exchange Contracts	$—	$802	$—	$802
Liabilities
Foreign Currency Exchange Contracts	—	(93,225)	—	(93,225)

	$—	$(92,423)	$—	$(92,423)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

122	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Trust (BGT)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $129,000,000 are categorized as Level 2 within the disclosure hierarchy.

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets
Opening balance, as of December 31, 2019	$212,857	$—	$18,429,479	$5	$—	$18,642,341
Transfers into Level 3(a)	—	—	819,751	—	—	819,751
Transfers out of Level 3(b)	—	—	(7,233,383)	—	—	(7,233,383)
Accrued discounts/premiums	—	8,414	64,332	—	—	72,746
Net realized gain (loss)	(10,500)	701	(381,497)	1,082	(2,743)	(392,957)
Net change in unrealized appreciation (depreciation)(c)(d)	(24,025)	(10,339)	413,647	(5)	2,743	382,021
Purchases	7,279	270,939	15,711,724	—	—	15,989,942
Sales	(153,194)	(7,609)	(8,170,040)	(1,082)	—	(8,331,925)

Closing balance, as of December 31, 2020	$32,417	$262,106	$19,654,013	$—	$—	$19,948,536

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020(d)	$8,318	$(10,339)	$410,850	$—	$—	$408,829

(a)

As of December 31, 2019, the Trust used observable inputs in determining the value of certain investments. As of December 31, 2020, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of December 31, 2019, the Trust used significant unobservable inputs in determining the value of certain investments. As of December 31, 2020, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	123

Statements of Assets and Liabilities December 31, 2020

	BHK	HYT(a)	BTZ	BGT

ASSETS
Investments at value — unaffiliated(b)	$1,171,341,227	$2,117,764,748	$2,057,747,460	$435,402,997
Investments at value — affiliated(c)	8,065,454	9,511,970	24,122,699	7,571,850
Cash	—	—	167,836	2,762,466
Cash pledged:
Collateral — exchange-traded options written	—	—	1,200,000	—
Collateral — OTC derivatives	4,838,000	240,000	—	—
Futures contracts	1,232,970	1,870,000	1,125,000	—
Centrally cleared swaps	4,897,940	—	—	—
Foreign currency at value(d)	1,582,153	58,516	130,967	8,811
Receivables:
Investments sold	376,049	3,357,792	537,013	1,561,987
Options written	189,022	—	—	—
Dividends — unaffiliated	24,339	71,745	17,812	—
Dividends — affiliated	301	36	424	23
Interest — unaffiliated	10,570,495	29,369,928	24,176,949	1,435,669
Variation margin on futures contracts	130,814	—	73,500	—
Swap premiums paid	—	77,093	15,776	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	55,536	69,385	—	802
OTC swaps	1,283	1,299,578	—	—
Prepaid expenses	8,283	13,253	13,920	2,791

Total assets	1,203,313,866	2,163,704,044	2,109,329,356	448,747,396

LIABILITIES
Bank overdraft	89,584	819,608	—	—
Cash received:
Collateral — reverse repurchase agreements	—	—	11,978,492	—
Collateral — OTC derivatives	490,000	840,000	190,000	—
Options written at value(e)	7,826,472	—	3,216,486	—
Reverse repurchase agreements at value	296,921,014	—	614,172,180	—
Payables:
Investments purchased	769,477	5,784,399	1,143,000	17,237,543
Bank borrowings	—	685,000,000	—	129,000,000
Income dividend distributions	4,023,561	9,496,326	7,842,888	1,448,999
Interest expense	—	549,347	—	118,991
Investment advisory fees	499,465	1,066,442	1,082,884	272,683
Trustees’ and Officer’s fees	267,305	705,308	916,602	268,023
Options written	10,363	—	—	—
Other accrued expenses	424,952	732,533	423,122	181,567
Variation margin on futures contracts	120,012	156,251	134,933	—
Variation margin on centrally cleared swaps	126,095	—	—	—
Swap premiums received	3,584,516	212,320	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	351,553	1,386,446	—	93,225
OTC swaps	839,685	48,154	75,621	—
Unfunded floating rate loan interests	—	—	—	278

Total liabilities	316,344,054	706,797,134	641,176,208	148,621,309

NET ASSETS	$886,969,812	$1,456,906,910	$1,468,153,148	$300,126,087

124	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (continued)

December 31, 2020

	BHK	HYT(a)	BTZ	BGT

NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$754,357,286	$1,562,470,898	$1,266,567,413	$331,705,751
Accumumlated earnings (loss)	132,612,526	(105,563,988)	201,585,735	(31,579,664)

NET ASSETS	$886,969,812	$1,456,906,910	$1,468,153,148	$300,126,087

Net asset value(f)(g)(h)	$16.45	$11.95	$15.71	$13.40

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments at cost — unaffiliated	$1,041,377,646	$2,027,805,921	$1,811,299,194	$436,590,812
(c) Investments at cost — affiliated	$8,065,454	$9,040,084	$24,122,699	$6,942,540
(d) Foreign currency at cost	$1,515,705	$55,592	$125,190	$8,697
(e) Premiums received	$10,637,821	$—	$3,128,928	$—
(f) Shares outstanding	53,935,126	121,904,056	93,478,999	22,395,660
(g) Shares authorized	Unlimited	200 million	Unlimited	Unlimited
(h) Par value	$0.001	$0.10	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	125

Statements of Operations

Year Ended December 31, 2020

	BHK	HYT(a)	BTZ	BGT

INVESTMENT INCOME
Dividends — unaffiliated	$362,913	$513,829	$2,817,231	$184,701
Dividends — affiliated	106,343	333,349	77,889	292,934
Interest — unaffiliated	45,934,385	115,220,186	95,500,541	19,235,246
Other income	—	531,614	—	362,308
Foreign taxes withheld	(5,905)	(1,767)	—	—

Total investment income	46,397,736	116,597,211	98,395,661	20,075,189

EXPENSES
Investment advisory	5,680,226	11,765,815	12,117,096	3,125,050
Professional	160,066	230,473	198,522	127,818
Accounting services	143,405	200,969	200,653	64,932
Custodian	94,449	104,655	42,786	30,476
Transfer agent	86,265	154,369	297,236	29,639
Trustees and Officer	68,724	121,361	124,126	35,535
Printing and postage	24,587	28,184	32,887	10,543
Registration	18,852	58,073	36,306	8,526
Miscellaneous	187,274	145,699	89,987	41,306

Total expenses excluding interest expense	6,463,848	12,809,598	13,139,599	3,473,825
Interest expense	1,283,971	7,598,513	5,770,152	1,584,173

Total expenses	7,747,819	20,408,111	18,909,751	5,057,998
Less:
Fees waived and/or reimbursed by the Manager	(22,765)	(53,273)	(17,675)	(49,618)

Total expenses after fees waived and/or reimbursed	7,725,054	20,354,838	18,892,076	5,008,380

Net investment income	38,672,682	96,242,373	79,503,585	15,066,809

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,717,118	(22,090,403)	8,233,729	(12,852,711)
Investments — affiliated	—	177,865	—	178,802
Foreign currency transactions	124,851	110,885	12,357	296
Forward foreign currency exchange contracts	(564,320)	(3,757,417)	—	(148,237)
Futures contracts	14,648,744	(3,365,391)	9,121,129	—
Options written	2,919,533	(4,402,905)	4,304,200	—
Swaps	(2,346,773)	298,405	(1,142,465)	313,937

	16,499,153	(33,028,961)	20,528,950	(12,507,913)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	53,663,214	55,492,367	61,575,954	(406,475)
Investments — affiliated	—	45,461	—	629,310
Foreign currency translations	50,685	9,666	5,627	(81)
Forward foreign currency exchange contracts	(130,125)	(281,022)	—	4,732
Futures contracts	735,202	53,096	407,558	—
Options written	341,300	1,271	508,718	—
Swaps	(4,696,630)	540,806	136,869	—
Unfunded floating rate loan interests	(7,384)	(80,000)	—	(92,478)

	49,956,262	55,781,645	62,634,726	135,008

Net realized and unrealized gain (loss)	66,455,415	22,752,684	83,163,676	(12,372,905)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$105,128,097	$118,995,057	$162,667,261	$2,693,904

(a)	Consolidated Statement of Operations.

See notes to financial statements.

126	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BHK			HYT(a)
	Year Ended 12/31/20	Period from 09/01/19 to 12/31/19	Year Ended 08/31/19	Year Ended 12/31/20	Period from 09/01/19 to 12/31/19	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$38,672,682	$11,549,998	$35,463,470	$96,242,373	$30,768,015	$97,471,136
Net realized gain (loss)	16,499,153	(3,632,135)	7,295,704	(33,028,961)	(141,412)	(67,566,669)
Net change in unrealized appreciation (depreciation)	49,956,262	(15,398,745)	91,036,294	55,781,645	27,567,317	60,848,469

Net increase (decrease) in net assets resulting from operations	105,128,097	(7,480,882)	133,795,468	118,995,057	58,193,920	90,752,936

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(44,507,265)	(16,633,478)	(41,530,051)	(100,401,036)	(43,177,944)	(106,289,272)
Return of capital	—	(1,186,687)	—	(13,554,876)	(3,584,451)	—

Decrease in net assets resulting from distributions to shareholders	(44,507,265)	(17,820,165)	(41,530,051)	(113,955,912)	(46,762,395)	(106,289,272)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	—	—	—	(26,449,511)

NET ASSETS
Total increase (decrease) in net assets	60,620,832	(25,301,047)	92,265,417	5,039,145	11,431,525	(41,985,847)
Beginning of period	826,348,980	851,650,027	759,384,610	1,451,867,765	1,440,436,240	1,482,422,087

End of period	$886,969,812	$826,348,980	$851,650,027	$1,456,906,910	$1,451,867,765	$1,440,436,240

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	127

Statements of Changes in Net Assets  (continued)

	BTZ			BGT
	Year Ended 12/31/20	Period from 11/01/19 to 12/31/19	Year Ended 10/31/19	Year Ended 12/31/20	Period from 11/01/19 to 12/31/19	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$79,503,585	$13,734,598	$82,194,401	$15,066,809	$2,818,810	$18,566,145
Net realized gain (loss)	20,528,950	309,142	(19,435,032)	(12,507,913)	(822,328)	(5,970,428)
Net change in unrealized appreciation (depreciation)	62,634,726	15,684,219	146,520,248	135,008	6,697,115	(3,635,999)

Net increase in net assets resulting from operations	162,667,261	29,727,959	209,279,617	2,693,904	8,693,597	8,959,718

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(79,320,638)	(23,997,745)	(82,221,384)	(15,793,436)	(5,265,812)	(18,989,845)
Return of capital	(14,794,018)	(2,145,215)	(3,261,831)	(4,425,207)	—	—

Decrease in net assets resulting from distributions to shareholders	(94,114,656)	(26,142,960)	(85,483,215)	(20,218,643)	(5,265,812)	(18,989,845)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(155,227,064)	—	(12,507,349)	(6,057,572)	(810,222)	(7,974,829)

NET ASSETS
Total increase (decrease) in net assets	(86,674,459)	3,584,999	111,289,053	(23,582,311)	2,617,563	(18,004,956)
Beginning of period	1,554,827,607	1,551,242,608	1,439,953,555	323,708,398	321,090,835	339,095,791

End of period	$1,468,153,148	$1,554,827,607	$1,551,242,608	$300,126,087	$323,708,398	$321,090,835

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

128	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows

Year Ended December 31, 2020

	BHK	HYT(a)	BTZ	BGT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$105,128,097	$118,995,057	$162,667,261	$2,693,904
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments and principal paydowns/payups	859,328,094	1,619,239,034	805,138,042	285,368,128
Purchases of long-term investments	(894,747,790)	(1,668,228,885)	(678,857,076)	(270,206,796)
Net proceeds from sales (purchases) of short-term securities	5,290,989	(647,618)	(14,385,793)	257,038
Amortization of premium and accretion of discount on investments and other fees	2,044,562	(476,505)	1,811,365	(656,861)
Paid-in-kind income	—	(169,614)	—	(389,623)
Premiums paid on closing options written	(4,924,672)	(5,863,201)	(256,921)	—
Premiums received from options written	10,312,182	1,408,686	5,880,049	—
Net realized (gain) loss on investments and options written	(5,195,213)	27,203,534	(12,473,068)	12,679,293
Net unrealized appreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	(48,760,292)	(56,554,175)	(62,221,541)	(135,089)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	19,044	3,032	17,879	1,258
Dividends — unaffiliated	(3)	(71,745)	29,549	—
Interest — unaffiliated	285,249	(277,573)	1,945,167	(491,149)
Variation margin on futures contracts	11,513	2,313	66,094	—
Variation margin on centrally cleared swaps	192,195	—	—	—
Swap premiums paid	4,132	(49,547)	33,918	—
Prepaid expenses	(1,918)	(2,330)	(2,069)	(433)
Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	(3,995,287)	—	8,328,415	—
Collateral — OTC derivatives	160,000	840,000	(800,000)	—
Payables
Interest expense	(1,910,267)	(716,896)	(3,212,908)	(150,457)
Investment advisory fees	(414,291)	(926,568)	(1,105,115)	(283,170)
Trustees’ and Officer’s fees	31,621	31,362	18,881	3,007
Other accrued expenses	(91,346)	(123,485)	(223,390)	(35,656)
Variation margin on futures contracts	(238,258)	152,424	(213,477)	—
Variation margin on centrally cleared swaps	126,095	(2,395)	—	—
Swap premiums received	(1,225,160)	(153,412)	—	—
Other liabilities	—	—	—	(352,473)

Net cash provided by operating activities	21,429,276	33,611,493	212,185,262	28,300,921

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(44,129,719)	(113,955,912)	(94,986,088)	(20,523,265)
Payments for bank borrowings	—	(704,000,000)	—	(181,000,000)
Net payments on redemption of capital shares	—	—	(155,227,064)	(6,057,572)
Proceeds from bank borrowings	—	782,000,000	—	180,000,000
Increase in bank overdraft	89,584	819,608	—	—
Net borrowing of reverse repurchase agreements	27,082,570	—	40,154,137	—

Net cash used for financing activities	(16,957,565)	(35,136,304)	(210,059,015)	(27,580,837)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	48,985	(7,395)	5,654	(81)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	4,520,696	(1,532,206)	2,131,901	720,003
Restricted and unrestricted cash and foreign currency at beginning of year	8,030,367	3,700,722	491,902	2,051,274

Restricted and unrestricted cash and foreign currency at end of year	$12,551,063	$2,168,516	$2,623,803	$2,771,277

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the year for interest expense	$3,194,238	$8,315,409	$8,983,060	$1,734,630

F I N A N C I A L S T A T E M E N T S	129

Statements of Cash Flows  (continued)

Year Ended December 31, 2020

	BHK	HYT(a)	BTZ	BGT

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$167,836	$2,762,466
Cash pledged
Collateral — exchange-traded options written	—	—	1,200,000	—
Collateral — OTC derivatives	4,838,000	240,000	—	—
Futures contracts	1,232,970	1,870,000	1,125,000	—
Centrally cleared swaps	4,897,940	—	—	—
Foreign currency at value	1,582,153	58,516	130,967	8,811

	$12,551,063	$2,168,516	$2,623,803	$2,771,277

(a)	Consolidated Statement of Cash Flows.

See notes to financial statements.

130	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BHK
			Period from 09/01/19 to 12/31/19
	Year Ended 12/31/20				Year Ended August 31,
					2019	2018	2017	2016
Net asset value, beginning of period	$15.32		$15.79		$14.08	$14.96	$15.25	$14.29

Net investment income(a)	0.72		0.22		0.66	0.72	0.76	0.79

Net realized and unrealized gain (loss)	1.24		(0.36)		1.82	(0.82)	(0.27)	1.01

Net increase (decrease) from investment operations	1.96		(0.14)		2.48	(0.10)	0.49	1.80

Distributions(b)
From net investment income	(0.64)		(0.27)		(0.73)	(0.78)	(0.78)	(0.84)

From net realized gain	(0.19)		(0.04)		(0.04)	—	—	—

Return of capital	—		(0.02)		—	—	—	—

Total distributions	(0.83)		(0.33)		(0.77)	(0.78)	(0.78)	(0.84)

Net asset value, end of period	$16.45		$15.32		$15.79	$14.08	$14.96	$15.25

Market price, end of period	$16.30		$14.58		$14.56	$12.85	$14.10	$14.33

Total Return(c)
Based on net asset value	13.24%		(0.75	)%(d)	18.86%	(0.24)%	3.88%	13.67%

Based on market price	17.90%		2.43	%(d)	20.09%	(3.40)%	4.20%	20.85%

Ratios to Average Net Assets
Total expenses	0.91	%(e)	1.42	%(f)(g)	1.72%	1.60%	1.16%	0.97%

Total expenses after fees waived and/or reimbursed	0.90%		1.42	%(f)	1.72%	1.60%	1.16%	0.97%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.75%		0.79	%(f)	0.77%	0.82%	0.78%	0.78%

Net investment income	4.52%		4.15	%(f)	4.63%	4.99%	5.19%	5.48%

Supplemental Data
Net assets, end of period (000)	$886,970		$826,349		$851,650	$759,385	$806,848	$822,549

Borrowings outstanding, end of period (000)	$296,921		$271,749		$273,621	$316,216	$289,078	$288,239

Portfolio turnover rate(h)	69%		21%		27%	28%	32%	35%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(f)	Annualized.
(g)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.45%.

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended	Period from 09/01/19 to 12/31/19	Year Ended August 31,
	12/31/20		2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	55%	11%	27%	28%	32%	35%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	131

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	HYT(a)
	Year Ended 12/31/20	Period from 09/01/19 to 12/31/19		Year Ended August 31,
				2019	2018	2017		2016
Net asset value, beginning of period	$11.91	$11.82		$11.90	$12.22	$11.79		$12.06

Net investment income(b)	0.79	0.25		0.79	0.83	0.85		0.82
Net realized and unrealized gain (loss)	0.18	0.22		(0.01)	(0.31)	0.47		(0.10)

Net increase from investment operations	0.97	0.47		0.78	0.52	1.32		0.72

Distributions(c)
From net investment income	(0.82)	(0.35)		(0.86)	(0.84)	(0.89)		(0.99)
Return of capital	(0.11)	(0.03)		—	—	—		—

Total distributions	(0.93)	(0.38)		(0.86)	(0.84)	(0.89)		(0.99)

Net asset value, end of period	$11.95	$11.91		$11.82	$11.90	$12.22		$11.79

Market price, end of period	$11.43	$11.20		$10.51	$10.70	$11.13		$10.88

Total Return(d)
Based on net asset value	9.57%	4.28	%(e)	8.06%	5.25%	12.41	%(f)	7.76%

Based on market price	11.45%	10.28	%(e)	6.86%	3.91%	10.94%		20.29%

Ratios to Average Net Assets(g)
Total expenses	1.50%	1.92	%(h)(i)	2.19%	1.99%	1.54%		1.39	%(j)

Total expenses after fees waived and/or reimbursed	1.49%	1.92	%(h)	2.19%	1.99%	1.54%		1.39%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.94%	0.93	%(h)	0.92%	0.94%	0.91%		0.93%

Net investment income	7.06%	6.39	%(h)	6.87%	6.88%	7.04%		7.30%

Supplemental Data
Net assets, end of period (000)	$1,456,907	$1,451,868		$1,440,436	$1,482,422	$1,545,622		$1,492,948

Borrowings outstanding, end of period (000)	$685,000	$607,000		$486,000	$647,000	$649,000		$604,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,127	$3,392		$3,965	$3,292	$3,382		$3,472

Portfolio turnover rate	82%	20%		64%	65%	75%		66%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Includes proceeds received from a settlement of litigation, which had no impact on the Trust’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 12/31/20	Period from 09/01/19 to 12/31/19	Year Ended August 31,
			2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	—%	0.01%	0.04%	0.11%

(h)	Annualized.
(i)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.95%.

(j)

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.34%, 1.34% and 0.97%, respectively.

See notes to consolidated financial statements.

132	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BTZ
	Year Ended 12/31/20	Period from 11/01/19 to 12/31/19		Year Ended October 31,
				2019	2018	2017	2016
Net asset value, beginning of period	$14.97	$14.94		$13.72	$14.88	$14.61	$14.33

Net investment income(a)	0.84	0.13		0.79	0.81	0.81	0.88
Net realized and unrealized gain (loss)	0.91	0.15		1.25	(1.17)	0.30	0.32

Net increase (decrease) from investment operations	1.75	0.28		2.04	(0.36)	1.11	1.20

Distributions(b)
From net investment income	(0.85)	(0.23)		(0.79)	(0.80)	(0.79)	(0.86)
Return of capital	(0.16)	(0.02)		(0.03)	—	(0.05)	(0.06)

Total distributions	(1.01)	(0.25)		(0.82)	(0.80)	(0.84)	(0.92)

Net asset value, end of period	$15.71	$14.97		$14.94	$13.72	$14.88	$14.61

Market price, end of period	$14.71	$13.98		$13.55	$11.72	$13.36	$12.87

Total Return(c)
Based on net asset value	12.78%	2.02	%(d)	16.17%	(1.72)%	8.53%	9.61%

Based on market price	13.07%	5.05	%(d)	23.34%	(6.49)%	10.62%	10.43%

Ratios to Average Net Assets
Total expenses	1.35%	1.68	%(e)(f)	2.26%	1.82%	1.23%	1.20%

Total expenses after fees waived and/or reimbursed	1.35%	1.68	%(e)(f)	2.25%	1.82%	1.23%	1.20%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.94%	0.92	%(e)	1.08%	0.94%	0.87%	0.95%

Net investment income	5.69%	5.29	%(e)	5.57%	5.69%	5.53%	6.21%

Supplemental Data
Net assets, end of period (000)	$1,468,153	$1,554,828		$1,551,243	$1,439,954	$1,598,034	$1,579,170

Borrowings outstanding, end of period (000)	$614,172	$577,231		$568,461	$707,102	$477,822	$638,327

Portfolio turnover rate	34%	2%		18%	30%	25%	29%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.70%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	133

Financial Highlights (continued) (For a share outstanding throughout each period)

	BGT
	Year Ended 12/31/20	Period from 11/01/19 to 12/31/19		Year Ended October 31,
				2019	2018	2017	2016
Net asset value, beginning of period	$14.10	$13.95		$14.33	$14.49	$14.41	$14.18

Net investment income(a)	0.66	0.12		0.80	0.76	0.73	0.74
Net realized and unrealized gain (loss)	(0.47)	0.26		(0.37)	(0.21)	0.12	0.19

Net increase from investment operations	0.19	0.38		0.43	0.55	0.85	0.93

Distributions(b)
From net investment income	(0.69)	(0.23)		(0.81)	(0.71)	(0.77)	(0.70)
Return of capital	(0.20)	—		—	—	—	—

Total distributions	(0.89)	—		—	—	—	—

Net asset value, end of period	$13.40	$14.10		$13.95	$14.33	$14.49	$14.41

Market price, end of period	$11.79	$12.87		$12.42	$12.72	$14.31	$13.58

Total Return(c)
Based on net asset value	2.83%	2.89	%(d)	4.00%	4.25%	6.13%	7.27%

Based on market price	(0.88)%	5.48	%(d)	4.31%	(6.30)%	11.21%	12.25%

Ratios to Average Net Assets(e)
Total expenses	1.72%	2.11	%(f)	2.41%	2.29%	1.92%	1.58%

Total expenses after fees waived and/or reimbursed	1.70%	2.11	%(f)	2.41%	2.29%	1.92%	1.58%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.17%	1.28	%(f)	1.16%	1.21%	1.20%	1.16%

Net investment income	5.13%	5.23	%(f)	5.68%	5.27%	5.02%	5.29%

Supplemental Data
Net assets, end of period (000)	$300,126	$323,708		$321,091	$339,096	$342,890	$340,944

Borrowings outstanding, end of period (000)	$129,000	$130,000		$123,000	$142,000	$150,000	$148,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,327	$3,490		$3,610	$3,389	$3,287	$3,304

Portfolio turnover rate	65%	6%		53%	57%	63%	47%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended	Period from 11/01/19	Year Ended October 31,
	12/31/20	to 12/31/19	2019	2018	2017	2016
Investments in underlying funds	0.02%	0.04%	0.04%	0.01%	—%	—%

(f)	Annualized.

See notes to financial statements.

134	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.    ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Core Bond Trust	BHK	Delaware	Diversified
BlackRock Corporate High Yield Fund, Inc.	HYT	Maryland	Diversified
BlackRock Credit Allocation Income Trust	BTZ	Delaware	Diversified
BlackRock Floating Rate Income Trust	BGT	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of HYT include the accounts of BLK HYT (Luxembourg) Investments, S.a.r.l., BLK HYV (Luxembourg) Investments, S.a.r.l., BLK COY (Luxembourg) Investments, S.a.r.l. and BLK CYE (Luxembourg) Investments, S.a.r.l. (collectively, the “Taxable Subsidiary”), which are wholly-owned taxable subsidiaries of HYT which holds shares of private Canadian companies. Gains on the sale of such shares will generally not be subject to capital gains taxes in Canada. Income earned on the investment held by the Taxable Subsidiary may be taxable to such subsidiary in Luxembourg. An income tax provision for income, is shown as income tax in the Consolidated Statement of Operations. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for HYT. The net assets of the Taxable Subsidiary as of period end were $464,364, which is less than 0.1% of HYT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to HYT.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. Each Trust has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: Certain Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2020, if any, are disclosed in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	135

Notes to Financial Statements  (continued)

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., dollar rolls, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend date. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Income Tax Information note for the tax character of each Trust’s distributions paid during the period.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

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•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.
Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

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Notes to Financial Statements  (continued)

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2020, certain investments of HYT were fair valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.    SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

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Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of

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Notes to Financial Statements  (continued)

Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BGT	Precision Medicine Group LLC	$157,859	$157,859	$157,859	$—
	Therma Intermediate LLC	83,588	83,588	83,310	(278)

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Mortgage Dollar Roll Transactions: Certain Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trusts were as follows:

Trust Name	Average Amount Outstanding	Daily Weighted Average Interest Rate
BHK	$280,919,803	0.45%
BTZ	555,217,959	1.04

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BHK and BTZ’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	Net Amount
BHK
BNP Paribas S.A.	$(130,688,233)	$130,688,233		$—	$—
BofA Securities, Inc.	(69,502)	69,502		—	—

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Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/ Received		Net Amount
Cantor Fitzgerald & Company	$(52,879,552)	$52,879,552		$—		$—
Nomura Securities International, Inc.	(113,283,727)	113,283,727		—		—

	$(296,921,014)	$296,921,014		$—		$—

(a)  Collateral with a value of $300,013,633 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non- Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/ Received	(a)	Net Amount
BTZ
Barclays Capital, Inc.	$(154,552,172)	$154,552,172		$—		$—
BNP Paribas S.A.	(125,369,246)	125,369,246		—		—
Credit Suisse Securities (USA) LLC	(437,034)	437,034		—		—
HSBC Securities (USA), Inc.	(13,314,420)	13,314,420		—		—
J.P. Morgan Securities LLC	(2,549,889)	2,549,889		—		—
RBC Capital Markets LLC	(317,949,419)	317,949,419		—		—

	$(614,172,180)	$614,172,180		$—		$—

(a)

Net collateral, including accrued interest, with a value of $688,791,160 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.    DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s)reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward

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Notes to Financial Statements (continued)

foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — Certain Trusts purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount

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Notes to Financial Statements  (continued)

of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BHK, BTZ and BGT pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of the Trust’s managed assets.

Trust Name	Investment Advisory Fees
BHK	0.50%
BTZ	0.62
BGT	0.75

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Notes to Financial Statements (continued)

For purposes of calculating these fees, “managed assets” are determined as total assets of (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For such services, HYT pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage.

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, HYT pays the Manager based on HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.

Effective November 21, 2019, with respect to BHK and HYT, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and, with respect to BHK, BlackRock (Singapore) Limited (“BRS”) (together, the “Sub-Advisers”), each an affiliate of the Manager. Effective March 2, 2020, with respect to BTZ and BGT, the Manager entered into separate sub-advisory agreements with BIL. The Manager pays BIL and BRS for services they provide for that portion of each Trust for which BIL and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

Expense Waivers and Reimbursements: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2020, the amounts waived were as follows:

Trust Name	Amounts Waived
BHK	$22,765
HYT	1,460
BTZ	17,675
BGT	626

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. For the year ended December 31, 2020, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Trust Name	Amounts Waived
HYT	$51,813
BGT	48,992

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)
BHK	$1,210,343	$2,814,471	$(2,944)
HYT	16,016,108	16,492,984	58,045
BTZ	287,024	—	—
BGT	—	386,655	(58,110)

7. PURCHASES AND SALES

For the year ended December 31, 2020, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were as follows:

Trust Name	Purchases	Sales
BHK	$786,563,550	$833,207,716
HYT	1,654,301,477	1,616,591,110
BTZ	668,820,688	804,041,703
BGT	278,622,476	282,035,448

For the year ended December 31, 2020, purchases and sales related to mortgage dollar rolls were as follows:

Trust Name	Purchases	Sales
BHK	$157,539,503	$157,736,657

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Notes to Financial Statements  (continued)

8.    INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

The tax character of distributions paid was as follows:

	Period	BHK	HYT	BTZ	BGT
Ordinary income	12/31/2020	$34,793,265	$100,401,035	$79,320,638	$15,793,436
	12/31/2019	16,633,478	43,177,944	23,997,745	5,265,812
	10/31/2019	—	—	82,221,384	18,989,845
	8/31/2019	41,530,051	106,289,272	—	—
Long-term capital gains	12/31/2020	9,714,000	—	—	—
	12/31/2019	—	—	—	—
Return of Capital	12/31/2020	—	13,554,877	14,794,018	4,425,207
	12/31/2019	1,186,687	3,584,451	2,145,215	—
	10/31/2019	—	—	3,261,831	—
	8/31/2019	—	—	—	—

Total	12/31/2020	$44,507,265	$113,955,912	$94,114,656	$20,218,643

	12/31/2019	$17,820,165	$46,762,395	$26,142,960	$5,265,812

	10/31/2019	$—	$—	$85,483,215	$18,989,845

	8/31/2019	$41,530,051	$106,289,272	$—	$—

As of period end, the tax components of accumulated earnings (loss) were as follows:

	BHK	HYT	BTZ	BGT
Undistributed ordinary income	$2,013,673	$—	$—	$—
Non-expiring capital loss carryforwards(a)	—	(180,070,278)	(30,497,786)	(28,596,408)
Net unrealized gains (losses)(b)	130,598,853	74,506,290	232,083,521	(2,809,870)
Qualified late-year losses(c)	—	—	—	(173,386)

	$132,612,526	$(105,563,988)	$201,585,735	$(31,579,664)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency exchange contracts, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income, the accounting for swap agreements, the deferral of compensation to Trustees, the classification of investment, investments in wholly owned subsidiaries and dividend recognized for tax purposes.

(c)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable period.

During the year ended December 31, 2020, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

Trust Name	Amounts
BHK	$5,785,613
BTZ	21,128,775

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	BHK	HYT	BTZ	BGT
Tax cost	$1,050,588,426	$2,039,663,657	$1,839,947,510	$444,035,373

Gross unrealized appreciation	$147,230,045	$140,389,853	$252,933,758	$5,793,875
Gross unrealized depreciation	(15,952,195)	(52,578,546)	(12,099,495)	(6,854,401)

Net unrealized appreciation (depreciation)	$131,277,850	$87,811,307	$240,834,263	$(1,060,526)

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Notes to Financial Statements (continued)

9.    BANK BORROWINGS

BGT and HYT are party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to HYT and BGT. As of period end, HYT has not received any notice to terminate. HYT and BGT has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for the maximum commitment of $732,000,000 for HYT and $168,000,000 for BGT.

Advances will be made by SSB to BGT and HYT, at HYT and BGT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, BGT and HYT paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to BGT and HYT as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

BGT and HYT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended December 31, 2020, the average amount of bank borrowings and the daily weighted average interest rates for BGT and HYT for loans under the revolving credit agreements were as follows:

Trust Name	Average Amount Outstanding	Daily Weighted Average Interest Rate
HYT	$598,918,033	1.27%
BGT	122,934,426	1.29

10.    PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries.

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Notes to Financial Statements  (continued)

A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Trust concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

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Notes to Financial Statements  (continued)

11.    CAPITAL SHARE TRANSACTIONS

BHK, BTZ and BGT is authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. HYT is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2019 through November 30, 2020, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions.

On September 28, 2020, each Trust announced a continuation of its open market share repurchase program. Commencing on December 1, 2020, each Trust may repurchase through November 30, 2021, up to 5% of its common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended December 31, 2020, BHK, HYT and BTZ did not repurchase any shares.

The total cost of the shares repurchased is reflected in Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	BTZ			BGT
	Shares		Amount	Shares	Amount
Year Ended December 31, 2020	10,386,555	(a)	$155,227,064	557,488	$6,057,572
Period Ended December 31, 2019	—		—	64,799	810,222
Year Ended October 31, 2019	1,057,409		12,507,349	649,075	7,974,829

(a)	Common shares issued and outstanding had a net decrease of 10,386,555 as a result of shares repurchased in a tender offer.

With respect to BHK, for the year ended December 31, 2020, the period ended December 31, 2019 and the year ended August 31, 2019, shares issued and outstanding remained constant.

With respect to HYT, for the year ended December 31, 2020 and the period ended December 31, 2019, shares issued and outstanding remained constant. For the year ended August 31, 2019, common shares issued and outstanding had a decrease of 2,645,529 as a result of shares repurchased.

BTZ conducted a tender offer to purchase for cash up to 10% of BTZ’s outstanding common shares of beneficial interest, at a price equal to 98% of the NAV per share, determined on the business day on which the Tender Offer expires (“Valuation Date”).

With respect to BTZ, tender offers for the year ended December 31, 2020, were as follows:

Commencement Date(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
January 2, 2020	February 3, 2020	41,241,878	40.0%	10,386,555	10.0%	$14.9450	$155,227,064

(a)	Date the tender offer period began.

12.    SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid distributions to Common Shareholders as follows:

	Dividend Per Common Share
Trust Name	Paid	(a)	Declared	(b)
BHK	$0.074600		$0.074600
HYT	0.077900		0.077900
BTZ	0.083900		0.083900
BGT	0.064700		0.064700

(a)	Net investment income dividend paid on January 11, 2021 to Common Shareholders of record on December 31, 2020.
(b)	Net investment income dividend declared on February 1, 2021, payable to Common Shareholders of record on February 16, 2021.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock Core Bond Trust, BlackRock Corporate High Yield Fund, Inc., BlackRock Credit Allocation Income Trust and BlackRock Floating Rate Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Core Bond Trust, BlackRock Credit Allocation Income Trust, and BlackRock Floating Rate Income Trust, including the schedules of investments, as of December 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. We have also audited the accompanying consolidated statement of assets and liabilities of BlackRock Corporate High Yield Fund, Inc. (collectively with the BlackRock Core Bond Trust, BlackRock Credit Allocation Income Trust, and BlackRock Floating Rate Income Trust, the “Funds”), including the consolidated schedule of investments, as of December 31, 2020, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations and their cash flows for the year then ended, the changes in their net assets and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets	Financial Highlights

BlackRock Core Bond Trust, BlackRock Corporate High Yield Fund, Inc.	For the year ended December 31, 2020, for the period from September 1, 2019 through December 31, 2019, and for the year ended August 31, 2019	For the year ended December 31, 2020, for the period from September 1, 2019 through December 31, 2019, and for each of the four years in the period ended August 31, 2019

BlackRock Credit Allocation Income Trust, BlackRock Floating Rate Income Trust	For the year ended December 31, 2020, for the period from November 1, 2019 through December 31, 2019, and for the year ended October 31, 2019	For the year ended December 31, 2020, for the period from November 1, 2019 through December 31, 2019, and for each of the four years in the period ended October 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended December 31, 2020 that qualified for the dividends-received deduction were as follows:

Trust Name	Dividends-Received Deduction
BHK	7.82%
HYT	3.21
BTZ	10.33

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2020:

Trust Name	Qualified Dividend Income
BHK	$4,466,657
HYT	4,242,446
BTZ	14,066,234

For the fiscal year ended December 31, 2020, the Trusts hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Trust Name	Interest-Related Dividends
BHK	$28,075,256
HYT	77,052,857
BTZ	52,761,986
BGT	11,086,906

The Trusts hereby designate the following amount of distributions from direct federal obligation interest for the fiscal year ended December 31, 2020:

Trust Name	Federal Obligation Interest
BHK	$246,008

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following distribution amounts are hereby designated for the fiscal year ended December 31, 2020:

Trust Name	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
BHK	$658,305	$9,714,000

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Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since December 31, 2019.This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

During each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.

Investment Objectives and Policies

BlackRock Credit Allocation Income Trust (BTZ)

The investment objective of the Trust is to seek current income, current gains and capital appreciation.

The Trust, under normal market conditions, seeks to achieve its investment objective by investing at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities.

The Trust may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Trust may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The Trust may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

The Trust may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

The Trust may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

The Trust may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Under normal market conditions, the Trust may invest without limitation in securities rated below investment grade at the time of purchase. However, it is anticipated, under current market conditions, that the Trust will have an average credit quality of at least investment grade.

Securities rated below investment grade include securities that are rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB or lower by S&P Global Ratings (“S&P”) or Fitch Ratings Inc. (“Fitch”) or securities comparably rated by other rating agencies or in unrated securities determined by the BlackRock Advisors, LLC (the

I N V E S T M E N T O B J E C T I V E S, P O L I C I E S A N D R I S K S	151

Investment Objectives, Policies and Risks  (continued)

“Manager”) to be of comparable quality. Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are generally regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity and will be a substantial factor in the Trust’s relative share price volatility.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust’s ability to achieve its investment objective(s) will be more dependent on the Manager’s credit analysis than would be the case when the Trust invests in rated securities.

Under normal market conditions, up to 50% of the Trust’s Managed Assets may be invested in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Trust may also invest in non-U.S. securities of so-called emerging market issuers. A company is deemed to be a non-U.S. company if it meets any of the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s assets is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States.

The Trust may make short sales of securities. However, the Trust may not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of the Trust’s total assets, or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

During periods in which the Manager determines that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Trust may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt instruments.

The Manager’s determination that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent. In such a case, shares of the Trust may be adversely affected and the Trust may not pursue or achieve its investment objective. The Manager currently anticipates that these are the only circumstances in which the Trust will invest in short-term debt securities.

The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust’s net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

The Trust may enter into interest rate swap or cap transactions.

The Trust may, but is not required to, use various strategic transactions to facilitate portfolio management, mitigate risks and enhance total return. Although the Manager seeks to use the practices to further the Trust’s investment objective, no assurance can be given that these practices will achieve this result.

The Trust may purchase and sell derivative instruments such as exchange listed and over-the-counter put and call options on securities, financial futures, equity indices and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps. These derivative instruments may be transacted on an exchange or over-the-counter. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.”

The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential total returns.

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Investment Objectives, Policies and Risks  (continued)

Leverage: The Trust uses leverage to seek to obtain its investment objective. The Trust may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, these objectives cannot be achieved in all interest rate environments. The Trust may utilize leverage by borrowing through a credit facility or through entering into reverse repurchase agreements.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Borrowings may be made by the Trust through dollar roll transactions.

The Trust is able to issue preferred shares.

BlackRock Floating Rate Income Trust (BGT)

The Trust’s investment objective is to provide a high level of current income. The Trust, as a secondary objective, also seeks the preservation of capital to the extent consistent with its primary objective of high current income. The Trust will pursue its objectives by investing in a global portfolio of floating rate securities, including investing a significant amount in U.S. and non-U.S. senior secured floating rate loans (“Senior Loans”). Senior Loans are made to corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior Loans pay interest at rates which are redetermined periodically by reference to a base lending rate, primarily LIBOR, plus a premium. It is anticipated that the proceeds of the Senior Loans in which the Trust will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancing and internal growth and for other corporate purposes of borrowers.

Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in senior, secured loans made to corporate and other business entities. The Trust will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Trust unless such change was previously approved by shareholders. The Trust may also invest up to 20% of its Managed Assets in fixed rate instruments of U.S. and non-U.S. issuers, including developed and emerging markets debt, investment grade and high yield corporate debt, sovereign debt, and mortgage-related and asset-backed securities.

Under normal market conditions, the Trust expects its portfolio to have a duration of no more than 1.5 years (including the effect of anticipated leverage). In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. For example, a hypothetical portfolio with a duration of 1.5 years means that a 1% decrease in interest rates will increase the net asset value of the portfolio by approximately 1.5%; if interest rates increase by 1%, the net asset value will decrease by 1.5%. If this portfolio were leveraged, its net asset value, in the example, may fall more than 1.5% because changes in the net asset value of the Trust are borne entirely by the common shareholders.

Under current market conditions, the Trust expects that substantially all of its portfolio will consist of below investment grade debt securities, commonly referred to as “junk bonds,” rated as such at the time of investment, meaning that such bonds are rated by national rating agencies below the four highest grades or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). S&P Global Ratings (“S&P”) and Fitch Ratings consider securities rated below BBB- to be below investment grade and Moody’s Investors Service, Inc. (“Moody’s”) considers securities rated below Baa3 to be below investment grade. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to issuers’ capacity to pay interest and repay principal. The remainder of the Trust’s assets will be invested in investment grade debt securities. The Trust may invest in individual securities of any credit quality.

The Trust expects to invest 30% of its Managed Assets in securities of non-U.S. issuers. The Trust will generally invest in U.S. dollar-denominated securities or in non U.S. dollar-denominated securities for which currency exchange exposure versus the U.S. dollar has been hedged. However, the Trust may invest up to 10% of its Managed Assets in non-U.S. dollar-denominated securities whose currency exchange exposure versus the U.S. dollar remains unhedged. The Trust will not invest 25% or more of its Managed Assets in securities issued or guaranteed by any non-U.S. government, its agencies, instrumentalities or corporations.

The Trust may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other strategic transactions in connection with its investments in Non-U.S. Securities.

The Trust may invest in illiquid securities and securities for which prices are not readily available without limit. The Trust may implement various temporary “defensive” strategies at times when the Manager determines that conditions in the markets make pursuing the Trust’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust’s assets in U.S. Government obligations and high-quality, short-term debt securities.

Leverage: The Fund currently utilizes leverage for investment purposes in the form of a bank credit facility. The Trust may borrow through reverse repurchase agreements, dollar rolls and other investment techniques. The Fund also has the ability to utilize leverage through the issuance of preferred shares.

BlackRock Core Bond Trust (BHK)

The Trust’s investment objective is to provide current income and capital appreciation.

As a non-fundamental policy, under normal market conditions, the Trust invests at least 80% of its assets in bonds. Bonds held by the Trust may take the form of bonds, notes, bills, debentures, convertible securities, warrants attached to bonds, bank debt obligations, loan participations and assignments, trust preferred securities and securities issued by entities organized and operated for the purpose of restructuring the investment characteristics of securities. Under current market conditions, the Trust intends to

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invest its assets primarily in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, mortgage-related securities and U.S. government and agency debt securities.

The Trust will also invest in bonds that, in the BlackRock Advisors, LLC’s (the “Manager”) opinion, are underrated or undervalued or have the potential for above-average current income and capital appreciation. Underrated bonds are those whose ratings do not, in the Manager’s opinion, reflect their true creditworthiness. Undervalued bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular market sector (for example, mortgage-related securities), or issued by a particular issuer, are undervalued. The Manager may purchase those bonds for the Trust’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Bonds of particular issuers (for example, the Federal Home Loan Mortgage Association) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of bonds of the market sector for reasons that do not apply to the particular bonds that are considered undervalued. The Trust’s investment in underrated or undervalued bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. The Trust may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Trust invests primarily in investment grade bonds. Under normal market conditions, the Trust invests at least 75% of its total managed assets in investment grade quality bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings Inc. (“Fitch”) or another nationally recognized rating agency) by one nationally recognized rating agency or are unrated but judged to be of comparable quality by the Manager. Bonds that are rated by two or more nationally recognized rating agencies will be considered to have the higher credit rating. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for higher rated bonds. The Trust may invest up to 25% of its total managed assets in bonds that are rated, at the time of investment, Ba/BB or below by Moody’s, S&P, Fitch or another nationally recognized rating agency or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The lowest rated bonds in which the Trust may invest are securities rated in the category “C” or determined by the Manager to be of comparable quality. Securities rated “C” are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions. These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies.

The Trust may invest up to 10% of its total managed assets in bonds denominated in currencies other than the U.S. dollar.

The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in bonds of the types in which the Trust may invest directly.

As part of the management of the Trust, the Manager manages the effective duration of the Trust’s portfolio. The target duration of the Trust’s portfolio may change from time to time.

The Manager may, but is not required to, when consistent with the Trust’s investment objective, use various strategic investment transactions to earn income, facilitate portfolio management and mitigate risks, including currency risk. The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.” The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the Trust’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential gain, although no more than 5% of the Trust’s total managed assets will be committed to variation margin for Strategic Transactions for non-hedging purposes.

During temporary defensive periods and in order to keep the Trust fully invested, the Trust may invest up to 100% of its total managed assets in short-term investments. The Trust may not achieve its investment objective under these circumstances.

Leverage: The Trust currently utilizes leverage for investment purposes in the form of reverse repurchase agreements. The Trust may borrow from banks or other financial institutions and may also borrow additional funds using such investment techniques and in such amounts as the Manager may from time to time determine.

Borrowings may be made by the Trust through dollar roll transactions.

Although the Trust is authorized to issue preferred shares, the Trust anticipates that under current market conditions it will not offer preferred shares.

BlackRock Corporate High Yield Fund, Inc. (HYT)

The Trust’s primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”).

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The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of fixed income securities which are rated below investment grade by the established rating services (Ba or lower by Moody’s Investor’s Service, Inc. (“Moody’s”), BB or lower by S&P Global Ratings (“S&P”) or BB or lower by Fitch Ratings Inc. (“Fitch”)) or, if unrated, are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives. The Trust may invest in securities of any maturity.

Under normal market conditions, the Trust invests at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in high yield securities, including high yield bonds, corporate loans, convertible debt securities and preferred securities. This is a non-fundamental policy and may be changed by the Board of Directors of the Trust provided that stockholders are provided with at least 60 days’ prior written notice of any change, unless such change was previously approved by shareholders, as required by the rules under the 1940 Act.

High yield securities include high yield bonds (commonly referred to as “junk bonds”), corporate loans, mortgage-related securities, convertible debt securities and preferred securities, which are rated below investment grade or, if unrated, are considered by the Manager to be of comparable quality. The high yield securities in which the Trust invests may also include credit linked notes, structured notes or other instruments evidencing interests in special purpose vehicles or trusts that hold interests in high yield securities.

The Trust may receive warrants or other non-income producing equity securities in connection with its investments in high yield securities, including in unit offerings, in an exchange offer, upon the conversion of a convertible security, or upon the restructuring or bankruptcy of investments owned by the Trust. The Trust may continue to hold such securities until, in the Manager’s judgment in light of current market conditions, it is advantageous to effect a disposition of such securities.

Although the Trust will invest primarily in below investment grade securities, other than with respect to Distressed Securities (described below), it will not invest in securities in the lowest rating categories (Ca or lower by Moody’s, CC or lower by S&P or CC or lower by Fitch) unless the Manager believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings.

The Trust may invest up to 10% of its total assets in high yield securities which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Trust or are rated in the lowest rating categories (Ca or lower by Moody’s, CC or lower by S&P or CC or lower by Fitch) or, if unrated, are considered by the Manager to be of comparable quality (“Distressed Securities”).

The Trust may invest, without limitation, in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational currency units (“Non-U.S. Securities”).

The Trust may invest up to 25% of its total assets in corporate loans extended to borrowers by commercial banks or other financial institutions (“Corporate Loans”). The Corporate Loans in which the Trust may invest may be rated below investment grade (Ba or lower by Moody’s, BB or lower by S&P or BB or lower by Fitch) or, if unrated, are considered by the Manager to be of comparable quality.

The Trust may invest up to 15% of its total assets in convertible debt securities and up to 15% of its total assets in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred securities. The convertible debt securities and preferred securities in which the Trust may invest may be rated below investment grade by the established rating services (Ba or lower by Moody’s, BB or lower by S&P or BB or lower by Fitch) or, if unrated, are considered by the Manager to be of comparable quality.

The Trust may make short sales of securities, provided that the market value of all securities sold short does not exceed 10% of its total assets. The Trust may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return. The Trust also may make short sales “against the box.” Short sales “against the box” are not subject to the foregoing 10% limitation.

The Trust may not purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

The Trust has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale.

The Trust may engage in various portfolio strategies both to seek to increase its return and to hedge its portfolio against movements in interest rates and in the securities markets through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps and short selling.

Leverage: The Trust currently utilizes leverage for investment purposes in the form of a bank credit facility. The Trust generally will not utilize leverage if it anticipates that the Trust’s leveraged capital structure would result in a lower return to common stockholders than that obtainable if the common stock were unleveraged for any significant amount of time. At times, the Trust could utilize leverage through borrowings, including the issuance of short term debt securities, the issuance of shares of preferred stock or a combination thereof. The Trust may also leverage through the use of reverse repurchase agreements.

There can be no assurance that the Trust will borrow in order to leverage its assets or, if it does, what percentage of the Trust’s assets such borrowings will represent. The Trust does not currently anticipate issuing any preferred stock.

The Trust also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

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Risk Factors

This section contains a discussion of the general risks of investing in each Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. Each risk noted below is applicable to each Trust unless the specific Trust or Trusts are noted in a parenthetical.

Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

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Interest rate risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

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The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.

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To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.

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These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

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A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

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Credit risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension risk — : When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Mortgage- and Asset-Backed Securities Risks (BTZ, BGT and BHK): Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

U.S. Government Mortgage-Related Securities Risk (BTZ): There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

U.S. Government Obligations Risk (BTZ, BGT and BHK): Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Senior Loans Risk (BGT): There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure

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a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Trust to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

Risks of Loan Assignments and Participations (BHK): As the purchaser of an assignment, the Trust typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Trust may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Trust as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Trust could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Trust may be required to pass along to a purchaser that buys a loan from the Trust by way of assignment a portion of any fees to which the Trust is entitled under the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Trust may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Trust will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Trust may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Corporate Loans Risk (BTZ and HYT): Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Trust’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Trust may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Trust invests are usually rated below investment grade.

Variable and Floating Rate Instrument Risk (BGT): Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Trust to dispose of them at any given time.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.

Distressed Securities Risk (HYT): Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Trust will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Collateralized Bond Obligations Risk (BTZ): The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Collateralized Debt Obligations Risk (BTZ) — In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Trust may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Trust could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Zero Coupon Securities Risk (BTZ): While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

Capital Trusts Risk (BTZ): These securities are subject to interest rate risk and credit risk.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:

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The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.

Emerging Markets Risk (BTZ and BGT): Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Sovereign Debt Risk (BGT): Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Equity Securities Risk (HYT) — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Convertible Securities Risk (BTZ, BHK and HYT): The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Warrants Risk (BHK and HYT): If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

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Volatility Risk: Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk: Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

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Market and Illiquidity Risk: The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Valuation Risk: Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

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Hedging Risk: Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

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Tax Risk: Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

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Investment Objectives, Policies and Risks  (continued)

•

Regulatory Risk: Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Trust with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Trust. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Trust, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Trust of trading in these instruments and, as a result, may affect returns to investors in the Trust.

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trust will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Structured Notes Risk (HYT): Structured notes and other related instruments purchased by the Trust are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Trust to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

Leverage Risk: The Trust currently utilizes leverage for investment purposes by borrowing through a credit facility and entering into reverse repurchase agreements, derivative instruments with leverage embedded in them and dollar rolls, as applicable. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk (BTZ, BGT and BHK): Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.

Short Sales Risk (BTZ and HYT): Because making short sales in securities that it does not own exposes the Trust to the risks associated with those securities, such short sales involve speculative exposure risk. The Trust will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Trust replaces the security sold short.

Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset

I N V E S T M E N T O B J E C T I V E S, P O L I C I E S A N D R I S K S	159

Investment Objectives, Policies and Risks   (continued)

value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk (BHK and HYT): Subject to the limitations set forth in the Investment Company Act, or as otherwise limited by the SEC, the Trust may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Automatic Dividend Reinvestment Plan

Pursuant to BHK, HYT, BTZ and BGT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BHK, HYT, BTZ and BGT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	161

Trustee and Officer Information

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	84 RICs consisting of 108 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	84 RICs consisting of 108 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	84 RICs consisting of 108 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	84 RICs consisting of 108 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi(d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	85 RICs consisting of 109 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	84 RICs consisting of 108 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

W. Carl Kester(d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	85 RICs consisting of 109 Portfolios	None

Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	85 RICs consisting of 109 Portfolios	None

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	117 RICs consisting of 267 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

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Trustee and Officer Information (continued)

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Officers Who Are Not Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

Effective October 15, 2020, BHK’s portfolio managers are Scott MacLellan, James Keenan and Akiva Dickstein. Mr. Dickstein has been a Managing Director of BlackRock since 2009.

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Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2020 for shareholders of record on May 29, 2020, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class I Trustees as follows:

	Michael J. Castellano		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BHK	41,874,090	4,545,955	43,763,132	2,656,913	45,161,085	1,258,960	45,173,354	1,246,691
BTZ	75,570,582	6,855,801	78,940,076	3,486,307	80,247,078	2,179,305	80,114,252	2,312,131
BGT	17,303,287	2,420,198	17,123,897	2,599,588	17,360,140	2,363,345	17,361,991	2,361,494

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Catherine A. Lynch, Karen P. Robards and Frank J. Fabozzi.

Shareholders elected the Class I Trustees as follows:

	Cynthia L. Egan		Michael J. Castellano		Catherine A. Lynch
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
HYT	92,468,929	4,616,042	92,271,586	4,813,385	95,128,953	1,956,018

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Robert Fairbairn, R. Glenn Hubbard, John M. Perlowski, Karen P. Robards, Frank J. Fabozzi and W. Carl Kester.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.

The distributions paid by a Trust for any particular month may be more or less than the amount of net investment income earned by a Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

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Additional Information  (continued)

Dividend Policy (continued)

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since December 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Effective October 19, 2020, HYT has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of HYT, as applicable, reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. HYT’s Bylaws also provide that the provisions of the MCSAA shall not apply to the voting rights of the holders of any shares of preferred stock of HYT, but the MCSAA would apply to any common stock held by the same holder.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

166	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	167

Additional Information  (continued)

(continued)

Trust and Service Providers

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC	Computershare Trust Company, N.A.
Wilmington, DE 19809	Canton, MA 02021

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited	Deloitte & Touche LLP
Edinburgh, EH3 8BL	Boston, MA 02116
United Kingdom

Legal Counsel
BlackRock (Singapore) Limited(a)	Willkie Farr & Gallagher LLP
079912 Singapore	New York, NY 10019

Accounting Agent and Custodian	Address of the Trusts
State Street Bank and Trust Company	100 Bellevue Parkway
Boston, MA 02111	Wilmington, DE 19809

(a) For BHK.

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Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviation

ABS	Asset-Backed Security

AGM	Assured Guaranty Municipal Corp.

BAB	Build America Bond

CD	Certificate of Deposit

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MTN	Medium-Term Note

PCL	Public Company Limited

PIK	Payment-in-Kind

PJSC	Public Joint Stock Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SPDR	Standard & Poor’s Depository Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	169

Want to know more?

blackrock.com | 800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

TAXBOND-12/20-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]
BlackRock Credit Allocation Income Trust	$44,166	$37,546	$0	$0	$21,300	$11,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End[3]
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 The registrant changed its fiscal year end from October 31 to December 31 effective December 31, 2019 whereby this fiscal year consists of the two months ended December 31, 2019.

4 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End[1]
BlackRock Credit Allocation Income Trust	$21,300	$11,000

1The registrant changed its fiscal year end from October 31 to December 31 effective December 31, 2019 whereby this fiscal year consists of the two months ended December 31, 2019.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End[1]
$1,984,000	$2,050,500

1The registrant changed its fiscal year end from October 31 to December 31 effective

December 31, 2019 whereby this fiscal year consists of the two months ended December 31, 2019.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The Fund is managed by a team of investment professionals comprised of Jeff Cucunato, Managing Director at BlackRock, Mitchell S. Garfin, Managing Director at BlackRock and Stephan Bassas, Managing Director at BlackRock. Messrs. Cucunato, Bassas and Garfin are

the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Cucunato, Bassas and Garfin have been members of the Fund’s portfolio management team since 2011.

Portfolio Manager	Biography
Jeffrey Cucunato	Managing Director of BlackRock since 2005.
Mitchell S. Garfin	Managing Director of BlackRock since 2009; Director of BlackRock from 2005 to 2008.
Stephan Bassas	Managing Director of BlackRock since 2017; Director of BlackRock since 2006.

(a)(2) As of December 31, 2020:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffrey Cucunato	11	3	2	0	0	1
	$2.85 Billion	$472.4 Million	$1.39 Billion	$0	$0	$131.6 Million
Mitchell S. Garfin	24	23	55	0	0	5
	$43.82 Billion	$14.70 Billion	$16.26 Billion	$0	$0	$1.25 Billion
Stephan Bassas	8	22	75	0	0	8
	$2.89 Billion	$10.81 Billion	$45.71 Billion	$0	$0	$3.99 Billion

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Bassas, Cucunato and Garfin may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bassas, Cucunato and Garfin may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2020:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Jeffrey Cucunato Stephen Bassas	Bloomberg Barclays US Credit Index
Mitchell S. Garfin	A combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2020.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Jeffrey Cucunato	$100,001 - $500,000
Mitchell S. Garfin	$50,001 - $100,000
Stephan Bassas	$100,001 - $500,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies --Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section  6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’ common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Allocation Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Allocation Income Trust

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Allocation Income Trust

Date: March 5, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Credit Allocation Income Trust

Date: March 5, 2021